UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22613

Jackson Variable Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan,			48951
(Address of principal executive offices)			(Zip code)

Mark D. Nerud Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

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ANNUAL REPORT

December 31, 2015

Jackson Variable Series Trust®

• Master Feeder Funds and Fund of Funds

• Sub-Advised Funds

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Elite Access®, Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

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Jackson Variable Series Trust

December 31, 2015

President’s Letter

Dear Investor,

Enclosed is the annual report for the Jackson Variable Series Trust for the year ended December 31, 2015, together with Management’s Discussion of Fund Performance for each of the Funds.

December 2015 marked the much anticipated hike in the U.S. Federal Reserve (“Fed”) Funds rate, which conveyed the Fed’s stance that domestic economic conditions have sufficiently improved to warrant the commencement of interest policy normalization.  Throughout 2015, the U.S. economy displayed a positive growth trend, albeit somewhat moderate, across many key factors.  The unemployment rate fell to 5.0% in Q4 from 5.5% during Q1 2015.  Non-farm payrolls surprised to the upside, the Conference Board’s consumer confidence measure ticked up on job and wage optimism, while domestic industries (such as housing and consumer spending) also remained robust.  As 2015 drew to a close, however, an appreciating U.S. Dollar, weaker global demand precipitated by a slowdown in China, and drastically lower commodity prices weighed on the manufacturing sector, which slipped to contractionary levels.  Against this backdrop, U.S. inflation expectations also remained fairly muted.

Domestic equities, as represented by the Russell 3000 Index, eked out their seventh consecutive year of gains, returning 0.48% for the year on a total return basis.  After reaching new record highs in May, equities suffered a correction in the 3rd quarter, initially triggered by a surprise devaluation of the Chinese Yuan.  Blue chip, large-cap equities broadly outperformed small- and mid-cap equities, despite earnings pressure from a stronger U.S. Dollar, which created headwinds for large multi-national companies.  Consumer discretionary was the leading sector, returning 10.11%, while energy returned -21.12% due to sharply falling oil prices.  From a style standpoint, growth significantly outperformed value equities, due in part to the significantly higher energy exposure within value equity indices.

Despite the continued growth in the U.S., most international markets were hampered by slowing growth, geopolitical tensions, falling commodity prices and deflation in some areas, including the Eurozone.  Growth was also mixed for emerging market countries.  Developed international equities, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, returned -0.81% during the year (in U.S. Dollar terms).  However, in local currency terms, it returned 5.33%, reflecting slightly improving corporate fundamentals in addition to continued accommodative monetary policy by the European Central Bank and the Bank of Japan.  Japanese equities fared the best, returning 9.57% (in U.S. Dollar terms).  Australian equities, which were hampered by a commodity downturn, returned -9.95% (in U.S. Dollar terms).

Emerging market equities suffered their worst performance year since 2011, returning -14.92%.  There were numerous headwinds for the asset class during 2015, including a strengthening U.S. Dollar, a slowdown of growth in China, sharply lower commodity prices, deteriorating fundamentals in certain countries, heightened geopolitical tensions and investor outflows.  Within the “BRIC” countries, returns varied significantly:  Brazilian equities returned -41.37%, Chinese equities returned -7.82%, Indian equities returned -6.12%, and Russian equities returned 4.21% (all in U.S. Dollar terms).

U.S. bonds, as represented by the Barclays U.S. Aggregate Bond Index, managed a slightly positive return of 0.55%.  Treasury yields rose across the board, especially at the front end of the yield curve, as markets priced in an eventual Fed tightening that occurred late in the year.  Agency mortgages and Treasuries were the leading sectors, returning 1.51% and 0.84% as measured by the Barclays U.S. Agency Fixed Rate MBS Index and Barclays U.S. Treasury Index, respectively.  Meanwhile, both investment grade corporate and high yield bonds underperformed, with the latter falling sharply due in part to exposure to poor performing energy and materials sectors as well as pickup on volatility that led to spread widening.  High yield bonds, as represented by the Barclays U.S. Corporate High Yield Bond Index, returned -4.47%.  Non-U.S. Dollar bonds, including emerging markets debt, significantly underperformed due in part to a strengthening U.S. Dollar.  For the second consecutive year, local currency emerging markets debt was the worst performing sector for the year, down 14.92% as measured by the JPMorgan GBI — Emerging Markets Global Diversified Index.

Alternative assets were mixed during the year and generally underperformed the broad market.  A strengthening U.S. Dollar created significant headwinds for various alternative assets including commodities and global infrastructure.  Commodities suffered their worst year since 2008, as the Bloomberg Commodity Index returned -24.66%.  Global developed real estate managed to produce a slightly positive return of 0.05%, as measured by the FTSE/EPRA NAREIT Developed Index.  Most alternative strategies also produced negative returns during the year, with the Wilshire Liquid Alternative Index returning -3.47%.  Relative value strategies returned -2.80%; multi-strategy funds returned -2.95%, global macro strategies returned -2.96%, event driven strategies returned -4.00%, and equity hedged strategies returned -5.04%, all as measured by their respective Wilshire Liquid Alternative sub-index.

Looking ahead to 2016, we expect divergent economic growth and monetary policy among major developed and emerging market countries.  Our base case is that the U.S. will have another year of modest gross domestic product (“GDP”) growth and the Fed will continue on the path of rate normalization in a gradual fashion.  Meanwhile, Europe and Japan will likely continue their quantitative easing programs, which should be supportive of modest economic growth.  We continue to expect weakness within emerging markets as China’s economy pivots more toward services and less infrastructure spending, which will present challenging conditions for countries tied to the commodity complex.  How China transitions its economy and the impact of Fed rate normalization will be critical issues to monitor over the course of the year that could impact our outlook.

Ultimately, these converging trends may lead to heightened volatility in 2016.  While this may cause gyrations in returns and uncertainty over the short term, it could also present long-term opportunities for active managers who are able to take advantage of valuation anomalies that are presented by dislocations.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

Trustee, President and Chief Executive Officer

Jackson Variable Series Trust

Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2015

Domestic Equity
S&P 500 Index	1.38%
Russell 1000 Index	0.92
Russell 2000 Index	-4.41
Russell 3000 Index	0.48

Fixed Income
Barclays Global Aggregate Bond Index	-3.15%
Barclays U.S. Aggregate Bond Index	0.55
Barclays U.S. Corporate High Yield Bond Index	-4.47

Developed International Equity
MSCI All Country World ex-U.S. Index	-5.66%
MSCI EAFE Index	-0.81

Emerging Markets
MSCI Emerging Markets Index	-14.92%

Alternative Assets
Bloomberg Commodity Index	-24.66%
FTSE EPRA/NAREIT Developed Index	0.05

Alternative Strategy
Wilshire Liquid Alternative Index	-3.47%

Domestic Equity:  It was an up and down year for U.S. equities in 2015.  After posting notable gains across the market-cap spectrum during the first half of the year, stocks corrected sharply during the third quarter before rebounding in the fourth to finish the year with a slight overall gain.  Economic concerns and a surprise currency devaluation in China sparked the late summer correction, while the U.S. Federal Reserve’s (“Fed”) first interest rate hike in nine years added to market volatility in December.  Large-cap and higher-quality stocks outperformed, especially during the choppier second half of the year, as evident by the stronger gains of the S&P 500 Index versus the small-cap oriented Russell 2000 Index.  The continued sharp decline in oil prices battered a suddenly fragile energy sector, the worst performing area of the market.  From a style standpoint, growth stocks significantly outperformed value stocks due in part to the significantly higher energy exposure within value indices.

Fixed Income:  U.S. bonds managed a modestly positive return for 2015, despite rising Treasury yields across the board and the Fed’s much anticipated rate hike in December.  Government-backed mortgage securities and U.S. Treasuries were the leading sectors, returning 1.51% and 0.84%, respectively.  Corporate bonds, both investment grade and high yield, fell sharply, with high-yield bonds negatively affected by falling energy prices that raised concerns about the stability of energy companies and their ability to service their debt.  Foreign bonds, especially emerging markets debt, significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally-priced debt securities.

Developed International Equity:  After outperforming U.S. equities for much of 2015, developed international stocks eventually succumbed to the stronger U.S. Dollar during the last two months of the year to finish in negative territory.  Performance in local currency terms was strong, however—up 5.33%—reflecting slightly improving corporate fundamentals in addition to continued accommodative monetary policy by the European Central Bank and the Bank of Japan.  Japanese equities fared the best, returning 9.57%, while Australian equities, which were hampered by a commodity downturn, returned -9.95%.

Emerging Markets:  Emerging market equities suffered their worst year since 2011, falling nearly 15% during the year.  The strengthening U.S. Dollar, a slowdown of growth in China, sharply lower commodity prices, deteriorating fundamentals in certain countries, heightened geopolitical tensions, and large outflows of investor assets all contributed to the sharp decline.  Brazilian equities fell -41.37% amid the fallout of an ongoing corruption and bribery scandal that has shaken confidence in the government and helped to throw the economy into recession.  Chinese and Indian equity markets also posted hefty losses for the year.

Alternative Assets:  Alternative assets were shaken by the ongoing onslaught to commodities.  The sector suffered its worst year since 2008 in losing nearly 25% in 2015.  Again, a strong U.S. Dollar was the main culprit in bringing down commodities, as well as associated plays on global infrastructure.  Global developed real estate managed to finish flat after struggling for much of the year at the prospect of rising U.S. interest rates.

Alternative Strategy:  Most alternative investment strategies produced negative returns during the year, with the Wilshire Liquid Alternative Index returning -3.47%.  Relative value, global macro, event driven, and equity hedged strategies all underperformed the mainstay benchmarks for traditional U.S. stock and bond investments, the S&P 500 Index and Barclays U.S. Aggregate Bond Indexes.

JNAM Guidance Funds

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Interest Rate Opportunities Fund, JNAM Guidance – Conservative Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Growth Fund, JNAM Guidance – Moderate Growth Fund, JNAM Guidance – Maximum Growth Fund, JNAM Guidance – Alt 100 Fund, JNAM Guidance – Equity 100 Fund, JNAM Guidance – Fixed Income 100 Fund and JNAM Guidance – Real Assets Fund (collectively "JNAM Guidance Funds") seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Underlying Funds ("Underlying Funds"). The Underlying Funds in which each Fund may invest are a separate series of Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC or JNL Investors Series Trust. Effective April 27, 2015, Jackson National Asset Management ("JNAM") assumed responsibility as investment adviser for the JNAM Guidance Funds. Each JNAM Guidance Fund's percentage allocation among the Underlying Funds is determined by the Adviser based on long term market and economic conditions, historical and expected long term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC's website at www.sec.gov.

JNAM Guidance – Interest Rate Opportunities Fund

Portfolio Composition†:

Domestic Fixed Income	46.8%
Alternative	44.2
Global Fixed Income	9.0
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Interest Rate Opportunities Fund underperformed its primary benchmark by posting a return of -3.91% compared to 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of -1.09% for the 60% Bank of America Merrill Lynch Global High Yield Index and 40% Bank of America Merrill Lynch 3-Month LIBOR Index. The Fund's investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -282 basis points ("bps"). The Fund's underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted -138 bps. The most significant individual detractors were JNL/FAMCO Flex Core Covered Call Fund (-3.21%, -845 bps underperformance), JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance) and JNL/Franklin Templeton Global Multisector Bond Fund (-4.15%, -86 bps underperformance). Also detracting from relative performance was the Fund's underweight to fixed income and overweight to alternative assets, including global infrastructure, which detracted a total of -103 bps.

Primary contributors to relative performance were the Fund's overweight exposures to real estate, bank loans and global macro strategies, which outperformed the blended benchmark. The most significant individual contributor to relative performance was JNL Multi-Manager Alternative Fund (-4.30%, 76 bps outperformance since inclusion in the Fund).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included adding JNL/DoubleLine Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund and JNL Multi-Manager Alternative Fund. In addition, the Fund's exposure to long/short credit strategies was reduced.

JNAM Guidance – Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	43.5%
Alternative	21.5
Domestic Equity	14.5
Global Fixed Income	8.0
Domestic Balanced	7.0
Global Equity	3.0
International Equity	2.5
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Conservative Fund underperformed its primary benchmark by posting a return of -1.70% compared to -0.63% for the Dow Jones Conservative Index. The Fund underperformed its blended benchmark return of -0.43% for the 20% Russell 3000 Index, 5% MSCI All Country World ex U.S. Index, 55% Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund's investment objective is to seek the generation of income through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -127 bps. The Fund's underperformance was primarily attributable to asset class allocation, including a significant underweight to equities during the first half of the year, which detracted -63 bps. In addition, the Fund's exposure within fixed income was a significant detractor, including an underweight to Treasuries and an overweight to global bonds, high yield bonds, bank loans and emerging markets debt. Also detracting was the performance of the underlying Funds relative to their respective benchmarks, which detracted 8 bps. The most significant individual detractors were JNL/Epoch Global Shareholder Yield Fund (-4.99%, -412 bps underperformance), JNL/Neuberger Berman Strategic Income Fund (-1.24%, -179 bps underperformance) and JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance).

Primary contributors to relative performance were JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance), JNL/Boston Partners Global Long Short Equity Fund (5.98%, 685 bps outperformance) and JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a slight increase in domestic equity exposure and a slight decrease in fixed income exposure. The Fund added exposure to JNL/DoubleLine Shiller Enhanced CAPE Fund and removed exposure to JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund.

JNAM Guidance – Moderate Fund

Portfolio Composition†:

Domestic Fixed Income	32.6%
Domestic Equity	21.6
Alternative	21.6
Domestic Balanced	8.0
Global Equity	6.0
Global Fixed Income	5.5
International Equity	2.5
Emerging Markets Equity	2.2
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Moderate Fund underperformed its benchmark by posting a return of -1.33% compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -0.71% for the 30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 40% Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund's investment objective is to seek a balance between the generation of income and the long term growth of capital through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -62 bps. The Fund's underperformance was primarily attributable to its exposures within fixed income, including an underweight to Treasuries and an overweight to global bonds, high yield bonds, bank loans and emerging markets debt which detracted -69 bps. Also detracting from relative performance was the performance of the Underlying Funds relative to their respective benchmarks. The most significant individual detractors were JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance) and JNL/Harris Oakmark Global Equity Fund (-11.40%, -488 bps underperformance).

Primary contributors to relative performance were JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance), JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance) and JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a slight increase in domestic equity exposure and a slight decrease in fixed income exposure. The Fund added exposure to

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund and removed exposure to JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund.

JNAM Guidance – Growth Fund

Portfolio Composition†:

Domestic Equity	44.3%
Alternative	21.7
Global Equity	9.2
International Equity	8.5
Domestic Fixed Income	7.6
Emerging Markets Equity	5.7
Global Fixed Income	3.0
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Growth Fund outperformed its benchmark by posting a return of -0.77% compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of -1.37% for the 45% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 15% Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund's investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund outperformed its blended benchmark by 60 bps. The Fund's outperformance was primarily attributable to its overweight to domestic, large cap equities, along with its overweight to various alternative strategies including global macro, managed futures, long/short credit and convertible arbitrage, all of which added 121 bps. Although overall Fund selection detracted -20 bps, there were several Underlying Funds that outperformed their respective benchmarks, including JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance), JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance) and JNL/Boston Partners Global Long/Short Equity Fund (5.98%, 685 bps outperformance).

The primary detractor from relative performance was the Fund's exposure within fixed income, including an underweight to Treasuries and an overweight to global bonds, high yield bonds, bank loans and emerging markets debt, which detracted -32 bps. The most significant individual detractors were JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance) and JNL/Harris Oakmark Global Equity Fund (-11.40%, -488 bps underperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a slight increase in domestic equity exposure and a slight decrease in fixed income exposure. The Fund added exposure to

JNL/DoubleLine Shiller Enhanced CAPE Fund and removed exposure to JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund.

JNAM Guidance – Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	31.8%
Alternative	21.5
Domestic Fixed Income	20.5
Global Equity	8.0
Domestic Balanced	7.0
International Equity	5.0
Emerging Markets Equity	3.7
Global Fixed Income	2.5
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Moderate Growth Fund underperformed its benchmark by posting a return of -1.34% compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -1.03% for the 40% Russell 3000 Index, 15% MSCI All Country World ex U.S. Index, 25% Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund's investment objective is to seek long term growth of capital by investing in the Underlying Funds that offer a broad array of stock, bond and other asset classes and strategies.

The Fund underperformed its blended benchmark by -31 bps. The Fund's underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted -79 bps. The most significant individual detractors were JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance) and JNL/Harris Oakmark Global Equity Fund (-11.40%, -488 bps underperformance). Also detracting from relative performance were the Fund's exposures within fixed income, including an underweight to Treasuries and an overweight to global bonds, high yield bonds, bank loans and emerging markets debt, which detracted -53 bps.

Primary contributors to relative performance were JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance), JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance) and JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a slight increase in domestic equity exposure and a slight decrease in fixed income exposure. The Fund added exposure to JNL/DoubleLine Shiller Enhanced CAPE Fund and removed exposure to JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund.

JNAM Guidance – Maximum Growth Fund

Portfolio Composition†:

Domestic Equity	52.9%
Alternative	12.8
International Equity	12.8
Global Equity	7.5
Emerging Markets Equity	7.5
Domestic Fixed Income	5.0
Global Fixed Income	1.5
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Maximum Growth Fund outperformed its benchmark by posting a return of -1.32% compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund performed in line with its blended benchmark return of -1.32% for the 55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 10% Barclays U.S. Aggregate Bond Index and 10% Wilshire Liquid Alternative Index. The Fund's investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund performed in line with its blended benchmark. Contributing to relative performance were the Fund's overweight to domestic, large cap equities, along with its overweight to various alternative strategies including global macro, managed futures, long/short credit and convertible arbitrage, all of which added 87 bps. Although overall Fund selection detracted 74 bps, there were several Underlying Funds that outperformed their respective benchmarks, including JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance), JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance) and JNL/Boston Partners Global Long/Short Equity Fund (5.98%, 685 bps outperformance).

The primary detractor from relative performance was the Fund's exposure within fixed income, including an underweight to Treasuries and an overweight to global bonds, high yield bonds, bank loans and emerging markets debt which detracted -32 bps. The most significant individual detractors were JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance) and JNL/Harris Oakmark Global Equity Fund (-11.40%, -488 bps underperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a slight increase in domestic equity exposure and a slight decrease in fixed income exposure. The Fund added exposure to JNL/DoubleLine Shiller Enhanced CAPE Fund and removed exposure to JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Alt 100 Fund

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Alt 100 Fund outperformed its benchmark by posting a return of -1.70% compared to -3.47% for the Wilshire Liquid Alternative Index. The Fund's investment objective is to seek long term growth of capital through investment in the Underlying Funds. Under normal market conditions, the Fund may allocate 100% of its assets to the Underlying Funds that invest in non-traditional asset classes.

The Fund outperformed its benchmark by 177 bps. The Fund's outperformance was primarily attributable to its overweight exposure to alternative strategies that outperformed, including managed futures, long/short equity and global macro, which contributed a total of 321 bps to relative performance.

Detracting from relative performance was the performance of the Underlying Funds relative to their respective benchmarks, which detracted -142 bps. The most significant individual detractors were JNL/FAMCO Flex Core Covered Call Fund (-3.21%, -845 bps underperformance), JNL/Nicholas Convertible Arbitrage Fund (-2.96%, -301 bps underperformance), JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance) and JNL/PPM America Long Short Credit Fund (-3.74%, -379 bps underperformance).

JNAM assumed management of the Fund and made allocation changes during the year. Changes included a modest increase in alternative strategies and a reduction in alternative assets. The Fund added new exposure to JNL Multi-Manager Alternative Fund and increased exposure to JNL/Boston Partners Global Long Short Equity Fund. The Fund eliminated exposure to JNL/AQR Risk Parity Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/BlackRock Natural Resources Fund and JNL/Van Eck International Gold Fund.

JNAM Guidance – Equity 100 Fund

Portfolio Composition†:

Domestic Equity	60.0%
International Equity	24.0
Global Equity	10.0
Emerging Markets Equity	6.0
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Equity 100 Fund outperformed its benchmark by posting a return of -1.24% compared to -2.37% for the MSCI All Country World Index. The Fund's investment objective is to seek long term growth of capital through investment in the Underlying Funds with an equity orientation.

The Fund outperformed its benchmark by 113 bps. The Fund's outperformance was primarily attributable to its overweight exposure to large cap,

domestic equities relative to the benchmark, which contributed 93 bps. Also contributing to relative performance was the performance of the Underlying Funds relative to their respective benchmarks, which contributed 11 bps. The most significant individual contributors were JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance), JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/Lazard International Strategic Equity Fund (4.41%, 522 bps outperformance) and JNL/Oppenheimer Emerging Markets Innovator Fund (-15.10%, 819 bps outperformance).

The most significant individual detractors from relative performance were JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/Harris Oakmark Global Equity Fund (-11.40%, -488 bps underperformance) and JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance).

JNAM assumed management of the Fund and made allocation changes during the year, including a broad reallocation towards high conviction active strategies. The Fund increased exposure to JNL/WCM Focused International Equity Fund and JNL/T. Rowe Price Established Growth Fund. The Fund eliminated exposure to JNL/S&P Mid 3 Fund, JNL/Invesco International Growth Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Competitive Advantage Fund and JNL/S&P Total Yield Fund.

JNAM Guidance – Fixed Income 100 Fund

Portfolio Composition†:

Domestic Fixed Income	81.0%
Global Fixed Income	15.0
Alternative	4.0
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Fixed Income 100 Fund underperformed its benchmark by posting a return of -2.19% compared to 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek income and total return through investment in the Underlying Funds with a fixed income orientation.

The Fund underperformed its benchmark by -274 bps. The Fund's underperformance was primarily attributable to its underweight exposure to Treasuries and its overweight exposures to global bonds, high yield bonds, bank loans and emerging markets debt, which detracted a total of -170 bps. Also detracting from relative performance was the performance of the Underlying Funds relative to their respective benchmarks, which detracted -61 bps. The most significant individual detractors were JNL/Neuberger Berman Strategic Income Fund (-1.24%, -179 bps underperformance), JNL/PPM America High Yield Bond Fund (-7.05%, -244 bps underperformance) and JNL/PPM America Total Return Fund (-1.11%, -166 bps underperformance).

The most significant individual contributor to relative performance was JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance).

JNAM assumed management of the Fund and made allocation changes during the year, including a reduction in global bonds and emerging markets debt, along with a modest increase in corporate bond and unconstrained bond exposure. The Fund added new positions in JNL/PPM America Total Return Bond Fund, JNL/Scout Unconstrained Bond Fund and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Fund eliminated exposure to JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund.

JNAM Guidance – Real Assets Fund

Portfolio Composition†:

Alternative	73.0%
Domestic Fixed Income	27.0
Total Investments	100.0%

† Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNAM Guidance – Real Assets Fund underperformed its benchmark by posting a return of -11.50% compared to -1.44% for the Barclays U.S. TIPS Index. The Fund underperformed its blended benchmark return of -8.88% for the 33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index and 34% Barclays U.S. TIPS Index. The Fund's investment objective is to seek long term real return through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -262 bps. The Fund's underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted -123 bps. The most significant individual detractors were JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance), JNL/PIMCO Real Return Fund (-3.10%, -166 bps underperformance), JNL/Invesco Global Real Estate Fund (-0.96%, -102 bps underperformance) and JNL/Van Eck International Gold Fund (-26.59%, -201 bps underperformance). Also detracting from relative performance was the Fund's underweight exposure to real estate and fixed income, along with its overweight exposure to alternative assets, including global infrastructure, which detracted a total of -122 bps.

The most significant individual contributors to relative performance were JNL/BlackRock Natural Resources Fund (-23.75%, 91 bps outperformance) and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (2.01%, 196 bps outperformance).

JNAM assumed management of the Fund and made allocation changes during the year, including a reduced exposure to natural resource equities and global infrastructure, along with an increased exposure in treasury inflation protected securities bonds. There were no new Funds added during the year, and the Fund eliminated its exposure to JNL/Neuberger Berman Currency Fund and Curian/CenterSquare International Real Estate Securities Fund, which was merged away.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Interest Rate Opportunities Fund

*60% Bank of America Merrill Lynch Global High Yield Index and 40% Bank of America Merrill Lynch 3 Month LIBOR Index

Average Annual Total Returns
1 Year	-3.91%
Since Inception	-1.69
(Inception date April 29, 2013)

JNAM Guidance – Conservative Fund

*20% Russell 3000 Index, 5% MSCI All Country World ex U.S. Index, 55% Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index

**Effective April 27, 2015, the Fund changed its primary benchmark from the Barclays U.S. Aggregate Bond Index to the Dow Jones Conservative Index because the Dow Jones Conservative Index better reflects the Fund's asset class exposure.

Average Annual Total Returns
1 Year	-1.70%
Since Inception	2.28
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Moderate Fund

*30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 40% Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	-1.33%
Since Inception	4.97
(Inception date February 6, 2012)

JNAM Guidance – Growth Fund

*45% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 15% Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	-0.77%
Since Inception	4.70
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Moderate Growth Fund

*40% Russell 3000 Index, 15% MSCI All Country World ex U.S. Index, 25% Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	-1.34%
Since Inception	4.98
(Inception date February 6, 2012)

JNAM Guidance – Maximum Growth Fund

*55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 10% Barclays U.S. Aggregate Bond Index, and 10% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	-1.32%
Since Inception	6.29
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Alt 100 Fund

**Effective April 27, 2015, the Fund changed its primary benchmark from the Credit Suisse Hedge Fund Index to the Wilshire Liquid Alternative Index to better reflect the Fund's alternatives asset class exposure.

Average Annual Total Returns
1 Year	-1.70%
Since Inception	1.71
(Inception date February 6, 2012)

JNAM Guidance – Equity 100 Fund

Average Annual Total Returns
1 Year	-1.24%
Since Inception	9.71
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNAM Guidance Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNAM Guidance – Fixed Income 100 Fund

Average Annual Total Returns
1 Year	-2.19%
Since Inception	-0.53
(Inception date September 10, 2012)

JNAM Guidance – Real Assets Fund

*33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index, 34% Barclays U.S. TIPS Index

Average Annual Total Returns
1 Year	-11.50%
Since Inception	-5.42
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds

Capital Research and Management Company

(Unaudited)

JNL/American Funds Global Growth Fund

Portfolio Composition†:

Global Equity	100.0%
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/American Funds Global Growth Fund

outperformed its benchmark by posting a return of 6.63% compared to -2.31% for the MSCI All Country World Index.

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® – Global Growth FundSM (the "Master Fund"). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

JNL/American Funds Growth Fund

Portfolio Composition†:

Domestic Equity	100.0%
Total Investments	100.0%

†Total investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/American Funds Growth Fund outperformed its benchmark by posting a return of 6.44% compared to 1.38% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® – Growth FundSM (the "Master Fund"). The performance of the Fund is directly related to the performance of the Master

Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

JNL/American Funds Global Growth Fund

Average Annual Total Returns*
1 Year	6.63%
Since Inception	8.17
(Inception date September 16, 2013)

JNL/American Funds® Growth Fund

Average Annual Total Returns*
1 Year	6.44%
Since Inception	12.60
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNAM Guidance - Interest Rate Opportunities Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 44.2%
JNL Multi-Manager Alternative Fund - Class A (0.5%) (a)	359	$3,437
JNL/BlackRock Global Long Short Credit Fund (1.6%) (a)	773	7,348
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	361	3,440
JNL/FAMCO Flex Core Covered Call Fund (1.6%) (a)	212	2,458
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	518	5,067
		21,750
DOMESTIC FIXED INCOME - 46.8%
JNL/DoubleLine Total Return Fund (0.4%) (a)	642	6,840
JNL/PPM America Floating Rate Income Fund - Class A (0.4%) (a)	583	5,899
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	680	3,910
JNL/Scout Unconstrained Bond Fund - Class A (0.7%) (a)	667	6,380
		23,029
GLOBAL FIXED INCOME - 9.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.2%) (a)	440	4,417
Total Investment Companies (cost $51,922)		49,196
Total Investments - 100.0% (cost $51,922)		49,196
Other Assets and Liabilities - Net - (0.0%)		(10)
Total Net Assets - 100.0%		$49,186

JNAM Guidance - Conservative Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 21.5%
JNL Multi-Manager Alternative Fund - Class A (0.6%) (a)	417	3,985
JNL/AQR Managed Futures Strategy Fund - Class A (0.6%) (a)	412	3,989
JNL/BlackRock Global Long Short Credit Fund (0.9%) (a)	417	3,967
JNL/Boston Partners Global Long Short Equity Fund - Class A (1.1%) (a)	609	6,366
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	349	3,330
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	171	1,673
JNL/Nicholas Convertible Arbitrage Fund (0.6%) (a)	272	2,656
JNL/Westchester Capital Event Driven Fund - Class A (1.4%) (a)	282	2,672
		28,638
DOMESTIC BALANCED - 7.0%
JNL/T. Rowe Price Capital Appreciation Fund (1.4%) (a)	783	9,306
DOMESTIC EQUITY - 14.5%
JNL Multi-Manager Small Cap Value Fund - Class A (0.1%) (a)	103	1,324
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (2.0%) (a)	303	3,328
JNL/Invesco Small Cap Growth Fund - Class A (0.2%) (a)	106	1,991
JNL/JPMorgan MidCap Growth Fund - Class A (0.1%) (a)	68	1,995
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.1%) (a)	237	3,987
JNL/S&P Mid 3 Fund - Class A (0.6%) (a)	262	2,634
JNL/T. Rowe Price Established Growth Fund - Class A (0.1%) (a)	116	3,989
		19,248
DOMESTIC FIXED INCOME - 43.5%
JNL/DoubleLine Total Return Fund (1.0%) (a)	1,746	18,599
JNL/PIMCO Credit Income Fund (7.8%) (a)	875	9,289
JNL/PIMCO Total Return Bond Fund - Class A (0.2%) (a)	771	9,287
JNL/PPM America Floating Rate Income Fund - Class A (0.1%) (a)	131	1,329
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	695	3,994
JNL/PPM America Total Return Fund - Class A (0.8%) (a)	756	8,640
JNL/Scout Unconstrained Bond Fund - Class A (0.7%) (a)	695	6,647
		57,785
GLOBAL EQUITY - 3.0%
JNL/Epoch Global Shareholder Yield Fund (4.2%) (a)	365	4,003
GLOBAL FIXED INCOME - 8.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.4%) (a)	663	6,654
JNL/Neuberger Berman Strategic Income Fund - Class A (0.5%) (a)	382	3,989
		10,643
INTERNATIONAL EQUITY - 2.5%
JNL/Lazard International Strategic Equity Fund (2.7%) (a)	282	3,344
Total Investment Companies (cost $138,677)		132,967
Total Investments - 100.0% (cost $138,677)		132,967
Other Assets and Liabilities - Net - (0.0%)		(29)
Total Net Assets - 100.0%		$132,938

JNAM Guidance - Moderate Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 21.6%
JNL Multi-Manager Alternative Fund - Class A (1.8%) (a)	1,346	12,882
JNL/AQR Managed Futures Strategy Fund - Class A (2.0%) (a)	1,336	12,935
JNL/BlackRock Global Long Short Credit Fund (2.8%) (a)	1,348	12,821
JNL/Boston Partners Global Long Short Equity Fund - Class A (3.5%) (a)	1,956	20,437
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (2.3%) (a)	1,128	10,756
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	549	5,371
JNL/Nicholas Convertible Arbitrage Fund (1.9%) (a)	880	8,592

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/Westchester Capital Event Driven Fund - Class A (4.5%) (a)	907	8,601
		92,395
DOMESTIC BALANCED - 8.0%
JNL/T. Rowe Price Capital Appreciation Fund (5.3%) (a)	2,882	34,236
DOMESTIC EQUITY - 21.6%
JNL Multi-Manager Small Cap Value Fund - Class A (0.4%) (a)	329	4,237
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (12.3%) (a)	1,844	20,263
JNL/Invesco Small Cap Growth Fund - Class A (1.0%) (a)	678	12,788
JNL/JPMorgan MidCap Growth Fund - Class A (0.6%) (a)	362	10,669
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.4%) (a)	1,143	19,190
JNL/S&P Mid 3 Fund - Class A (2.5%) (a)	1,056	10,612
JNL/T. Rowe Price Established Growth Fund - Class A (0.2%) (a)	435	14,946
		92,705
DOMESTIC FIXED INCOME - 32.6%
JNL/DoubleLine Total Return Fund (2.5%) (a)	4,238	45,135
JNL/PIMCO Credit Income Fund (16.3%) (a)	1,820	19,324
JNL/PIMCO Total Return Bond Fund - Class A (0.6%) (a)	2,317	27,893
JNL/PPM America Floating Rate Income Fund - Class A (0.4%) (a)	638	6,453
JNL/PPM America High Yield Bond Fund - Class A (0.5%) (a)	1,870	10,754
JNL/PPM America Total Return Fund - Class A (1.6%) (a)	1,505	17,209
JNL/Scout Unconstrained Bond Fund - Class A (1.4%) (a)	1,350	12,916
		139,684
EMERGING MARKETS EQUITY - 2.2%
JNL/Lazard Emerging Markets Fund - Class A (0.5%) (a)	555	4,287
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (4.1%) (a)	629	5,337
		9,624
GLOBAL EQUITY - 6.0%
JNL/Epoch Global Shareholder Yield Fund (11.1%) (a)	973	10,659
JNL/Harris Oakmark Global Equity Fund - Class A (16.3%) (a)	1,679	14,872
		25,531
GLOBAL FIXED INCOME - 5.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.9%) (a)	1,713	17,204
JNL/Neuberger Berman Strategic Income Fund - Class A (0.8%) (a)	618	6,451
		23,655
INTERNATIONAL EQUITY - 2.5%
JNL/Lazard International Strategic Equity Fund (8.7%) (a)	902	10,687
Total Investment Companies (cost $444,727)		428,517
Total Investments - 100.0% (cost $444,727)		428,517
Other Assets and Liabilities - Net - (0.0%)		(93)
Total Net Assets - 100.0%		$428,424

JNAM Guidance - Growth Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 21.7%
JNL Multi-Manager Alternative Fund - Class A (1.1%) (a)	814	$7,786
JNL/AQR Managed Futures Strategy Fund - Class A (1.2%) (a)	809	7,831
JNL/BlackRock Global Long Short Credit Fund (1.7%) (a)	815	7,750
JNL/Boston Partners Global Long Short Equity Fund - Class A (2.1%) (a)	1,179	12,323
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (1.4%) (a)	681	6,502
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	329	3,215
JNL/Nicholas Convertible Arbitrage Fund (1.1%) (a)	532	5,195
JNL/Westchester Capital Event Driven Fund - Class A (2.7%) (a)	548	5,197
		55,799
DOMESTIC EQUITY - 44.3%
JNL Multi-Manager Small Cap Value Fund - Class A (0.3%) (a)	199	2,554
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (10.9%) (a)	1,636	17,983
JNL/Invesco Small Cap Growth Fund - Class A (0.4%) (a)	272	5,134
JNL/JPMorgan MidCap Growth Fund - Class A (0.6%) (a)	349	10,283
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.3%) (a)	841	14,124
JNL/Mellon Capital Small Cap Index Fund - Class A (0.3%) (a)	391	5,749
JNL/S&P Mid 3 Fund - Class A (1.8%) (a)	764	7,681
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	636	21,861
JNL/T. Rowe Price Value Fund - Class A (0.7%) (a)	1,868	28,893
		114,262
DOMESTIC FIXED INCOME - 7.6%
JNL/DoubleLine Total Return Fund (0.5%) (a)	794	8,452
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	791	4,551
JNL/PPM America Total Return Fund - Class A (0.3%) (a)	285	3,253
JNL/Scout Unconstrained Bond Fund - Class A (0.3%) (a)	340	3,255
		19,511
EMERGING MARKETS EQUITY - 5.7%
JNL/Lazard Emerging Markets Fund - Class A (1.1%) (a)	1,164	8,983
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (4.5%) (a)	684	5,811
		14,794
GLOBAL EQUITY - 9.2%
JNL/Epoch Global Shareholder Yield Fund (12.0%) (a)	1,055	11,552
JNL/Harris Oakmark Global Equity Fund - Class A (13.3%) (a)	1,373	12,162
		23,714

See accompanying Notes to Financial Statements.

	Shares	Value
GLOBAL FIXED INCOME - 3.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.4%) (a)	777	7,801
INTERNATIONAL EQUITY - 8.5%
JNL/Causeway International Value Select Fund - Class A (1.1%) (a)	1,313	8,970
JNL/Lazard International Strategic Equity Fund (10.4%) (a)	1,087	12,875
		21,845
Total Investment Companies (cost $270,376)		257,726
Total Investments - 100.0% (cost $270,376)		257,726
Other Assets and Liabilities - Net - (0.0%)		(53)
Total Net Assets - 100.0%		$257,673

JNAM Guidance - Moderate Growth Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 21.5%
JNL Multi-Manager Alternative Fund - Class A (3.6%) (a)	2,690	$25,743
JNL/AQR Managed Futures Strategy Fund - Class A (3.9%) (a)	2,657	25,721
JNL/BlackRock Global Long Short Credit Fund (5.6%) (a)	2,699	25,667
JNL/Boston Partners Global Long Short Equity Fund - Class A (7.1%) (a)	3,939	41,159
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (4.7%) (a)	2,267	21,624
JNL/Invesco Global Real Estate Fund - Class A (0.6%) (a)	1,108	10,840
JNL/Nicholas Convertible Arbitrage Fund (3.7%) (a)	1,750	17,080
JNL/Westchester Capital Event Driven Fund - Class A (9.0%) (a)	1,821	17,281
		185,115
DOMESTIC BALANCED - 7.0%
JNL/T. Rowe Price Capital Appreciation Fund (9.2%) (a)	5,066	60,191
DOMESTIC EQUITY - 31.8%
JNL Multi-Manager Small Cap Value Fund - Class A (0.8%) (a)	661	8,499
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (27.7%) (a)	4,163	45,748
JNL/Invesco Small Cap Growth Fund - Class A (0.6%) (a)	452	8,532
JNL/JPMorgan MidCap Growth Fund - Class A (1.5%) (a)	876	25,767
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.8%) (a)	2,451	41,156
JNL/Mellon Capital Small Cap Index Fund - Class A (0.5%) (a)	582	8,559
JNL/S&P Mid 3 Fund - Class A (4.5%) (a)	1,888	18,974
JNL/T. Rowe Price Established Growth Fund - Class A (0.9%) (a)	1,699	58,402
JNL/T. Rowe Price Value Fund - Class A (1.5%) (a)	3,780	58,482
		274,119
DOMESTIC FIXED INCOME - 20.5%
JNL/DoubleLine Total Return Fund (2.9%) (a)	4,853	51,683
JNL/PIMCO Credit Income Fund (14.4%) (a)	1,613	17,126
JNL/PIMCO Total Return Bond Fund - Class A (0.9%) (a)	3,215	38,711
JNL/PPM America Floating Rate Income Fund - Class A (0.6%) (a)	848	8,569
JNL/PPM America High Yield Bond Fund - Class A (0.9%) (a)	3,711	21,340
JNL/PPM America Total Return Fund - Class A (1.6%) (a)	1,501	17,160
JNL/Scout Unconstrained Bond Fund - Class A (2.3%) (a)	2,244	21,474
		176,063
EMERGING MARKETS EQUITY - 3.7%
JNL/Lazard Emerging Markets Fund - Class A (2.1%) (a)	2,230	17,213
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (11.6%) (a)	1,766	14,994
		32,207
GLOBAL EQUITY - 8.0%
JNL/Epoch Global Shareholder Yield Fund (31.3%) (a)	2,747	30,083
JNL/Harris Oakmark Global Equity Fund - Class A (42.4%) (a)	4,365	38,671
		68,754
GLOBAL FIXED INCOME - 2.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (1.2%) (a)	2,139	21,480
INTERNATIONAL EQUITY - 5.0%
JNL/Causeway International Value Select Fund - Class A (2.1%) (a)	2,518	17,196
JNL/Lazard International Strategic Equity Fund (21.0%) (a)	2,187	25,923
		43,119
Total Investment Companies (cost $893,848)		861,048
Total Investments - 100.0% (cost $893,848)		861,048
Other Assets and Liabilities - Net - (0.0%)		(177)
Total Net Assets - 100.0%		$860,871

JNAM Guidance - Maximum Growth Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 12.8%
JNL Multi-Manager Alternative Fund - Class A (1.0%) (a)	728	6,967
JNL/AQR Managed Futures Strategy Fund - Class A (1.1%) (a)	722	6,992
JNL/Boston Partners Global Long Short Equity Fund - Class A (0.7%) (a)	391	4,089
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.8%) (a)	367	3,500
JNL/Nicholas Convertible Arbitrage Fund (0.8%) (a)	356	3,469
JNL/Westchester Capital Event Driven Fund - Class A (2.4%) (a)	492	4,669
		29,686
DOMESTIC EQUITY - 52.9%
JNL Multi-Manager Small Cap Value Fund - Class A (0.6%) (a)	446	5,735
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (12.6%) (a)	1,901	20,889

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/Invesco Small Cap Growth Fund - Class A (0.4%) (a)	305	5,757
JNL/JPMorgan MidCap Growth Fund - Class A (0.7%) (a)	393	11,577
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.3%) (a)	829	13,926
JNL/Mellon Capital Small Cap Index Fund - Class A (0.5%) (a)	626	9,195
JNL/S&P Mid 3 Fund - Class A (1.9%) (a)	794	7,980
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	609	20,922
JNL/T. Rowe Price Value Fund - Class A (0.7%) (a)	1,728	26,736
		122,717
DOMESTIC FIXED INCOME - 5.0%
JNL/DoubleLine Total Return Fund (0.3%) (a)	437	4,654
JNL/PPM America High Yield Bond Fund - Class A (0.1%) (a)	402	2,312
JNL/PPM America Total Return Fund - Class A (0.2%) (a)	204	2,326
JNL/Scout Unconstrained Bond Fund - Class A (0.2%) (a)	243	2,326
		11,618
EMERGING MARKETS EQUITY - 7.5%
JNL/Lazard Emerging Markets Fund - Class A (1.2%) (a)	1,343	10,372
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (5.4%) (a)	820	6,960
		17,332
GLOBAL EQUITY - 7.5%
JNL/Epoch Global Shareholder Yield Fund (9.7%) (a)	849	9,295
JNL/Harris Oakmark Global Equity Fund - Class A (8.9%) (a)	910	8,067
		17,362
GLOBAL FIXED INCOME - 1.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.2%) (a)	348	3,487
INTERNATIONAL EQUITY - 12.8%
JNL/Causeway International Value Select Fund - Class A (1.6%) (a)	1,867	12,754
JNL/Lazard International Strategic Equity Fund (13.7%) (a)	1,426	16,897
		29,651
Total Investment Companies (cost $243,233)		231,853
Total Investments - 100.0% (cost $243,233)		231,853
Other Assets and Liabilities - Net - (0.0%)		(52)
Total Net Assets - 100.0%		$231,801

JNAM Guidance - Alt 100 Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 100.0%
JNL Multi-Manager Alternative Fund - Class A (6.6%) (a)	4,915	$47,034
JNL/Boston Partners Global Long Short Equity Fund - Class A (13.0%) (a)	7,242	75,677
JNL/AQR Managed Futures Strategy Fund - Class A (10.0%) (a)	6,805	65,877
JNL/BlackRock Global Long Short Credit Fund (6.7%) (a)	3,203	30,458
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (2.2%) (a)	1,569	18,450
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (10.2%) (a)	4,952	47,242
JNL/FAMCO Flex Core Covered Call Fund (14.2%) (a)	1,924	22,298
JNL/Invesco Global Real Estate Fund - Class A (1.0%) (a)	1,932	18,901
JNL/Neuberger Berman Currency Fund (11.3%) (a)	2,557	25,925
JNL/Nicholas Convertible Arbitrage Fund (10.1%) (a)	4,792	46,773
JNL/PPM America Long Short Credit Fund (5.1%) (a)	1,702	15,304
JNL/Red Rocks Listed Private Equity Fund - Class A (2.2%) (a)	1,463	14,103
JNL/Westchester Capital Event Driven Fund - Class A (22.1%) (a)	4,490	42,610
Total Investment Companies (cost $493,356)		470,652
Total Investments - 100.0% (cost $493,356)		470,652
Other Assets and Liabilities - Net - (0.0%)		(110)
Total Net Assets - 100.0%		$470,542

JNAM Guidance - Equity 100 Fund
INVESTMENT COMPANIES - 100.0%
DOMESTIC EQUITY - 60.0%
JNL Multi-Manager Small Cap Value Fund - Class A (0.2%) (a)	167	2,155
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (6.8%) (a)	1,027	11,289
JNL/Invesco Small Cap Growth Fund - Class A (0.2%) (a)	115	2,169
JNL/JPMorgan MidCap Growth Fund - Class A (0.3%) (a)	177	5,213
JNL/T. Rowe Price Established Growth Fund - Class A (0.2%) (a)	316	10,863
JNL/T. Rowe Price Value Fund - Class A (0.4%) (a)	926	14,326
JNL/The London Company Focused U.S. Equity Fund (4.1%) (a)	546	6,072
		52,087
EMERGING MARKETS EQUITY - 6.0%
JNL/Lazard Emerging Markets Fund - Class A (0.4%) (a)	388	2,999
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (1.7%) (a)	259	2,194
		5,193
GLOBAL EQUITY - 10.0%
JNL/Harris Oakmark Global Equity Fund - Class A (9.5%) (a)	976	8,648
INTERNATIONAL EQUITY - 24.0%
JNL/Causeway International Value Select Fund - Class A (0.9%) (a)	1,013	6,918
JNL/Lazard International Strategic Equity Fund (5.3%) (a)	551	6,529

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/WCM Focused International Equity Fund (0.9%) (a)	672	7,404
		20,851
Total Investment Companies (cost $90,320)		86,779
Total Investments - 100.0% (cost $90,320)		86,779
Other Assets and Liabilities - Net - (0.0%)		(19)
Total Net Assets - 100.0%		$86,760

JNAM Guidance - Fixed Income 100 Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 4.0%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	325	$3,102
DOMESTIC FIXED INCOME - 81.0%
JNL/DoubleLine Total Return Fund (1.1%) (a)	1,891	20,144
JNL/PIMCO Credit Income Fund (7.2%) (a)	802	8,518
JNL/PIMCO Total Return Bond Fund - Class A (0.3%) (a)	1,029	12,389
JNL/PPM America Floating Rate Income Fund - Class A (0.2%) (a)	345	3,487
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	877	5,041
JNL/PPM America Total Return Fund - Class A (0.7%) (a)	678	7,749
JNL/Scout Unconstrained Bond Fund - Class A (0.6%) (a)	567	5,428
		62,756
GLOBAL FIXED INCOME - 15.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.4%) (a)	773	7,757
JNL/Neuberger Berman Strategic Income Fund - Class A (0.5%) (a)	371	3,874
		11,631
Total Investment Companies (cost $81,747)		77,489
Total Investments - 100.0% (cost $81,747)		77,489
Other Assets and Liabilities - Net - (0.0%)		(17)
Total Net Assets - 100.0%		$77,472

JNAM Guidance - Real Assets Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 73.0%
JNL/BlackRock Natural Resources Fund - Class A (0.1%) (a)	132	959
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.2%) (a)	124	1,460
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.1%) (a)	71	678
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	227	2,217
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (1.9%) (a)	167	969
JNL/Van Eck International Gold Fund (2.9%) (a)	246	764
		7,047
DOMESTIC FIXED INCOME - 27.0%
JNL/PIMCO Real Return Fund - Class A (0.2%) (a)	268	2,611
Total Investment Companies (cost $11,735)		9,658
Total Investments - 100.0% (cost $11,735)		9,658
Other Assets and Liabilities - Net - (0.0%)		(2)
Total Net Assets - 100.0%		$9,656

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES - 100.0%
GLOBAL EQUITY - 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	3,652	96,388
Total Investment Companies (cost $102,144)		96,388
Total Investments - 100.0% (cost $102,144)		96,388
Other Assets and Liabilities - Net - (0.0%)		(33)
Total Net Assets - 100.0%		$96,355

JNL/American Funds Growth Fund
INVESTMENT COMPANIES - 100.0%
DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Growth Fund - Class 1	2,747	186,875
Total Investment Companies (cost $201,397)		186,875
Total Investments - 100.0% (cost $201,397)		186,875
Other Assets and Liabilities - Net - (0.0%)		(88)
Total Net Assets - 100.0%		$186,787

(a)             The Fund’s percentage ownership of the underlying affiliated fund at December 31, 2015 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings
MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNAM Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Conservative Fund	JNAM Guidance - Moderate Fund	JNAM Guidance - Growth Fund	JNAM Guidance - Moderate Growth Fund	JNAM Guidance - Maximum Growth Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	49,196	132,967	428,517	257,726	861,048	231,853
Total investments, at value (c)	49,196	132,967	428,517	257,726	861,048	231,853
Receivable for investments sold	—	—	—	—	168	—
Receivable for fund shares sold	7	40	160	224	285	56
Receivable from adviser	—	—	—	—	—	—
Other assets	1	2	4	2	8	2
Total assets	49,204	133,009	428,681	257,952	861,509	231,911
Liabilities
Payable for advisory fees	6	17	54	32	94	30
Payable for administrative fees	3	6	17	11	37	9
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	5	25	127	148	—	22
Payable for fund shares redeemed	1	15	34	76	453	34
Payable for trustee fees	2	6	18	8	40	11
Payable for chief compliance officer fees	—	—	1	—	2	1
Payable for other expenses	1	2	6	4	12	3
Total liabilities	18	71	257	279	638	110
Net assets	$49,186	$132,938	$428,424	$257,673	$860,871	$231,801
Net assets consist of:
Paid-in capital	$54,625	$139,879	$447,766	$271,328	$901,315	$244,216
Undistributed net investment income (loss)	(1)	(3)	(9)	(4)	(23)	(6)
Accumulated net realized gain (loss)	(2,712)	(1,228)	(3,123)	(1,001)	(7,621)	(1,029)
Net unrealized depreciation on investments	(2,726)	(5,710)	(16,210)	(12,650)	(32,800)	(11,380)
	$49,186	$132,938	$428,424	$257,673	$860,871	$231,801
Shares outstanding (no par value), unlimited shares authorized	5,345	12,654	37,852	23,746	75,091	19,755
Net asset value per share	$9.20	$10.51	$11.32	$10.85	$11.46	$11.73

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	51,922	138,677	444,727	270,376	893,848	243,233
(c) Total investments, at cost	$51,922	$138,677	$444,727	$270,376	$893,848	$243,233

See accompanying Notes to Financial Statements.

	JNAM Guidance - Alt 100 Fund	JNAM Guidance - Equity 100 Fund	JNAM Guidance - Fixed Income 100 Fund	JNAM Guidance - Real Assets Fund	JNL/American Funds Global Growth Fund(d)	JNL/American Funds Growth Fund(d)
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$96,388	$186,875
Investments - affiliated, at value (b)	470,652	86,779	77,489	9,658	—	—
Total investments, at value (c)	470,652	86,779	77,489	9,658	96,388	186,875
Receivable for investments sold	87	9	—	—	—	—
Receivable for fund shares sold	86	—	92	6	81	274
Receivable from adviser	—	—	—	—	48	78
Other assets	5	1	1	—	1	1
Total assets	470,830	86,789	77,582	9,664	96,518	187,228
Liabilities
Payable for advisory fees	60	11	10	1	64	132
Payable for administrative fees	20	4	2	1	8	16
Payable for 12b-1 fee	—	—	—	—	6	11
Payable for investment securities purchased	—	—	60	6	75	262
Payable for fund shares redeemed	173	9	33	—	6	12
Payable for trustee fees	26	4	4	—	2	6
Payable for chief compliance officer fees	1	—	—	—	—	—
Payable for other expenses	8	1	1	—	2	2
Total liabilities	288	29	110	8	163	441
Net assets	$470,542	$86,760	$77,472	$9,656	$96,355	$186,787
Net assets consist of:
Paid-in capital	$503,489	$91,868	$84,031	$12,286	$102,466	$201,312
Undistributed net investment income (loss)	(17)	(3)	(2)	—	(1)	(3)
Accumulated net realized gain (loss)	(10,226)	(1,564)	(2,299)	(553)	(354)	—
Net unrealized depreciation on investments	(22,704)	(3,541)	(4,258)	(2,077)	(5,756)	(14,522)
	$470,542	$86,760	$77,472	$9,656	$96,355	$186,787
Shares outstanding (no par value), unlimited shares authorized	46,453	7,505	8,111	1,175	8,233	12,133
Net asset value per share	$10.13	$11.56	$9.55	$8.22	$11.70	$15.40

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$102,144	$201,397
(b) Investments - affiliated, at cost	493,356	90,320	81,747	11,735	—	—
(c) Total investments, at cost	$493,356	$90,320	$81,747	$11,735	$102,144	$201,397

(d)         The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund.  These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNAM Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Conservative Fund	JNAM Guidance - Moderate Fund	JNAM Guidance - Growth Fund	JNAM Guidance - Moderate Growth Fund	JNAM Guidance - Maximum Growth Fund
Investment income
Dividends from affiliated investments	$1,985	$2,867	$8,139	$4,147	$14,717	$3,011
Dividends received from master fund	—	—	—	—	—	—
Total investment income	1,985	2,867	8,139	4,147	14,717	3,011

Expenses
Advisory fees	77	188	605	322	1,005	296
Administrative fees	34	80	261	136	460	119
12b-1 fees	—	—	—	—	—	—
Legal fees	1	4	12	7	22	6
Trustee fees	5	12	41	21	81	21
Other expenses	2	4	16	8	29	7
Total expenses	119	288	935	494	1,597	449
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	119	288	935	494	1,597	449
Net investment income	1,866	2,579	7,204	3,653	13,120	2,562

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	(2,887)	(1,771)	(6,084)	(5,218)	(20,972)	(5,758)
Distributions from unaffiliated investment companies	—	—	—	—	—	—
Distributions from affiliated investment companies	540	1,262	5,025	6,619	16,530	6,905
Net change in unrealized depreciation on investments	(1,530)	(4,637)	(13,117)	(9,026)	(35,476)	(13,374)
Net realized and unrealized gain (loss)	(3,877)	(5,146)	(14,176)	(7,625)	(39,918)	(12,227)
Net increase (decrease) in net assets from operations	$(2,011)	$(2,567)	$(6,972)	$(3,972)	$(26,798)	$(9,665)

See accompanying Notes to Financial Statements.

	JNAM Guidance - Alt 100 Fund	JNAM Guidance - Equity 100 Fund	JNAM Guidance - Fixed Income 100 Fund	JNAM Guidance - Real Assets Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Investment income
Dividends from affiliated investments	$13,452	$537	$2,376	$283	$—	$—
Dividends received from master fund	—	—	—	—	1,135	1,490
Total investment income	13,452	537	2,376	283	1,135	1,490

Expenses
Advisory fees	679	131	105	16	518	1,177
Administrative fees	284	57	42	7	65	139
12b-1 fees	—	—	—	—	136	295
Legal fees	13	2	2	1	2	5
Trustee fees	47	9	7	1	6	13
Other expenses	19	4	3	1	2	6
Total expenses	1,042	203	159	26	729	1,635
Expense waived by Adviser	—	—	—	—	(395)	(693)
Net expenses	1,042	203	159	26	334	942
Net investment income	12,410	334	2,217	257	801	548

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	(347)	2,009
Affiliated investments	(9,639)	(3,772)	(1,969)	(623)	—	—
Distributions from unaffiliated investment companies	—	—	—	—	6,013	27,037
Distributions from affiliated investment companies	3,129	2,548	328	191	—	—
Net change in unrealized depreciation on investments	(21,650)	(273)	(2,803)	(1,131)	(4,594)	(22,594)
Net realized and unrealized gain (loss)	(28,160)	(1,497)	(4,444)	(1,563)	1,072	6,452
Net increase (decrease) in net assets from operations	$(15,750)	$(1,163)	$(2,227)	$(1,306)	$1,873	$7,000

(a)         The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNAM Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Conservative Fund	JNAM Guidance - Moderate Fund	JNAM Guidance - Growth Fund	JNAM Guidance - Moderate Growth Fund	JNAM Guidance - Maximum Growth Fund
Operations
Net investment income	$1,866	$2,579	$7,204	$3,653	$13,120	$2,562
Net realized gain (loss)	(2,347)	(509)	(1,059)	1,401	(4,442)	1,147
Net change in unrealized depreciation	(1,530)	(4,637)	(13,117)	(9,026)	(35,476)	(13,374)
Net increase (decrease) in net assets from operations	(2,011)	(2,567)	(6,972)	(3,972)	(26,798)	(9,665)
Distributions to shareholders
From net investment income	(496)	(1,480)	(6,399)	(3,352)	(9,796)	(2,628)
From net realized gain	(601)	(1,425)	(9,283)	(5,526)	(14,598)	(6,741)
Total distributions to shareholders	(1,097)	(2,905)	(15,682)	(8,878)	(24,394)	(9,369)
Share transactions(1)
Proceeds from sale of shares	16,214	66,760	147,031	126,406	205,715	55,308
Proceeds in connection with acquisition	—	5,785	12,138	9,404	319,109	103,443
Reinvestment of distributions	1,097	2,905	15,682	8,878	24,394	9,369
Cost of shares redeemed	(16,670)	(42,432)	(81,730)	(40,416)	(141,345)	(37,000)
Change in net assets from share transactions	641	33,018	93,121	104,272	407,873	131,120
Change in net assets	(2,467)	27,546	70,467	91,422	356,681	112,086
Net assets beginning of year	51,653	105,392	357,957	166,251	504,190	119,715
Net assets end of year	$49,186	$132,938	$428,424	$257,673	$860,871	$231,801
Undistributed net investment income (loss)	$(1)	$(3)	$(9)	$(4)	$(23)	$(6)

(1) Share transactions
Shares sold	1,664	6,120	12,294	11,022	17,054	4,421
Shares issued in connection with acquisition	—	519	983	784	25,517	7,857
Reinvestment of distributions	118	273	1,367	804	2,096	783
Shares redeemed	(1,715)	(3,899)	(6,846)	(3,539)	(11,772)	(2,975)
Change in shares	67	3,013	7,798	9,071	32,895	10,086
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$45,943	$174,432	$465,208	$285,523	$625,900	$166,864
Proceeds from sales of securities	43,995	140,476	375,536	179,843	531,635	139,063

See accompanying Notes to Financial Statements.

	JNAM Guidance - Alt 100 Fund	JNAM Guidance - Equity 100 Fund	JNAM Guidance - Fixed Income 100 Fund	JNAM Guidance - Real Assets Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income	$12,410	$334	$2,217	$257	$801	$548
Net realized gain (loss)	(6,510)	(1,224)	(1,641)	(432)	5,666	29,046
Net change in unrealized depreciation	(21,650)	(273)	(2,803)	(1,131)	(4,594)	(22,594)
Net increase (decrease) in net assets from operations	(15,750)	(1,163)	(2,227)	(1,306)	1,873	7,000
Distributions to shareholders
From net investment income	(5,266)	(1,982)	(844)	(69)	(288)	(785)
From net realized gain	(7,962)	(7,819)	(63)	(288)	(1,703)	(4,046)
Total distributions to shareholders	(13,228)	(9,801)	(907)	(357)	(1,991)	(4,831)
Share transactions(1)
Proceeds from sale of shares	94,269	22,322	21,744	4,142	79,157	114,437
Proceeds in connection with acquisition	153,259	—	42,121	—	—	—
Reinvestment of distributions	13,228	9,801	907	357	1,991	4,831
Cost of shares redeemed	(110,809)	(18,321)	(32,467)	(4,474)	(17,674)	(40,723)
Change in net assets from share transactions	149,947	13,802	32,305	25	63,474	78,545
Change in net assets	120,969	2,838	29,171	(1,638)	63,356	80,714
Net assets beginning of year	349,573	83,922	48,301	11,294	32,999	106,073
Net assets end of year	$470,542	$86,760	$77,472	$9,656	$96,355	$186,787
Undistributed net investment income (loss)	$(17)	$(3)	$(2)	$—	$(1)	$(3)

(1) Share transactions
Shares sold	8,797	1,682	2,215	444	6,623	7,345
Shares issued in connection with acquisition	13,817	—	4,211	—	—	—
Reinvestment of distributions	1,299	830	94	43	166	307
Shares redeemed	(10,430)	(1,385)	(3,299)	(483)	(1,500)	(2,656)
Change in shares	13,483	1,127	3,221	4	5,289	4,996
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$279,194	$99,918	$60,444	$7,058	$71,220	$111,416
Proceeds from sales of securities	280,188	93,035	68,614	6,943	2,901	10,080

(a)          The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	Curian Guidance - Interest Rate Opportunities Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund
Operations
Net investment income	$379	$1,369	$2,791	$1,137	$3,394	$626
Net realized gain	571	1,498	12,487	7,704	20,420	8,679
Net change in unrealized appreciation (depreciation)	(865)	(701)	(6,997)	(5,410)	(10,147)	(5,465)
Net increase (decrease) in net assets from operations	85	2,166	8,281	3,431	13,667	3,840
Distributions to shareholders
From net investment income	(735)	(670)	(2,131)	(510)	(2,808)	(636)
From net realized gain	(64)	(316)	(6,379)	(404)	(8,308)	(3,486)
Total distributions to shareholders	(799)	(986)	(8,510)	(914)	(11,116)	(4,122)
Share transactions(1)
Proceeds from sale of shares	33,473	71,306	220,873	132,919	272,539	61,979
Reinvestment of distributions	799	986	8,510	914	11,116	4,122
Cost of shares redeemed	(13,252)	(26,316)	(52,739)	(17,067)	(48,144)	(15,948)
Change in net assets from share transactions	21,020	45,976	176,644	116,766	235,511	50,153
Change in net assets	20,306	47,156	176,415	119,283	238,062	49,871
Net assets beginning of year	31,347	58,236	181,542	46,968	266,128	69,844
Net assets end of year	$51,653	$105,392	$357,957	$166,251	$504,190	$119,715
Undistributed net investment income	$496	$1,477	$6,393	$3,350	$9,782	$2,626

(1) Share transactions
Shares sold	3,334	6,474	18,276	11,807	22,609	4,929
Reinvestment of distributions	81	90	707	80	920	329
Shares redeemed	(1,321)	(2,397)	(4,359)	(1,506)	(4,005)	(1,267)
Change in shares	2,094	4,167	14,624	10,381	19,524	3,991

See accompanying Notes to Financial Statements.

	Curian Guidance – Alt 100 Moderate Fund	Curian Guidance - Equity 100 Fund	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund	Curian/ American Funds Global Growth Fund(a)	Curian/ American Funds Growth Fund(a)
Operations
Net investment income	$3,192	$305	$767	$44	$288	$785
Net realized gain	9,545	9,453	581	200	1,697	4,048
Net change in unrealized appreciation (depreciation)	(6,717)	(6,210)	(973)	(912)	(1,362)	1,309
Net increase (decrease) in net assets from operations	6,020	3,548	375	(668)	623	6,142
Distributions to shareholders
From net investment income	(3,545)	(434)	(565)	(106)	(44)	(212)
From net realized gain	(4,221)	(3,117)	—	(10)	(1)	(150)
Total distributions to shareholders	(7,766)	(3,551)	(565)	(116)	(45)	(362)
Share transactions(1)
Proceeds from sale of shares	116,010	43,948	36,175	11,132	32,201	69,239
Reinvestment of distributions	7,766	3,551	565	116	45	362
Cost of shares redeemed	(62,962)	(15,081)	(11,559)	(4,455)	(5,180)	(17,904)
Change in net assets from share transactions	60,814	32,418	25,181	6,793	27,066	51,697
Change in net assets	59,068	32,415	24,991	6,009	27,644	57,477
Net assets beginning of year	290,505	51,507	23,310	5,285	5,355	48,596
Net assets end of year	$349,573	$83,922	$48,301	$11,294	$32,999	$106,073
Undistributed net investment income	$5,162	$1,980	$843	$69	$288	$784

(1) Share transactions
Shares sold	10,660	3,302	3,597	1,065	2,921	4,853
Reinvestment of distributions	727	266	57	12	4	24
Shares redeemed	(5,814)	(1,120)	(1,145)	(440)	(468)	(1,259)
Change in shares	5,573	2,448	2,509	637	2,457	3,618

(a)         The Master Funds for the Curian/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNAM Guidance - Interest Rate Opportunities Fund

12/31/2015	$9.79	$0.36	$(0.75)	$(0.39)	$(0.09)		$(0.11)		$9.20	(3.91)%	$49,186	86%	0.23%	0.23%	3.66%
12/31/2014	9.84	0.09	0.01	0.10	(0.14)		(0.01)		9.79	1.05	51,653	13	0.27	0.27	0.85
12/31/2013 ‡	10.00	0.21	(0.37)	(0.16)	—		—		9.84	(1.60)	31,347	25	0.42	0.42	3.14
JNAM Guidance - Conservative Fund

12/31/2015	10.93	0.22	(0.40)	(0.18)	(0.12)		(0.12)		10.51	(1.70)	132,938	113	0.23	0.23	2.06
12/31/2014	10.64	0.19	0.20	0.39	(0.07)		(0.03)		10.93	3.71	105,392	35	0.27	0.27	1.74
12/31/2013	10.62	0.15	(0.06)	0.09	(0.06)		(0.01)		10.64	0.85	58,236	88	0.42	0.42	1.37
12/31/2012 *	10.00	0.26	0.36	0.62	—		—		10.62	6.20	25,383	5	0.46	0.46	2.75
JNAM Guidance - Moderate Fund

12/31/2015	11.91	0.21	(0.36)	(0.15)	(0.18)		(0.26)		11.32	(1.33)	428,424	93	0.23	0.23	1.79
12/31/2014	11.77	0.12	0.32	0.44	(0.08)		(0.22)		11.91	3.71	357,957	32	0.27	0.27	1.02
12/31/2013	10.53	0.16	1.12	1.28	(0.04)		(0.00	)(g)	11.77	12.15	181,542	77	0.42	0.42	1.45
12/31/2012 *	10.00	0.22	0.31	0.53	—		—		10.53	5.30	50,110	7	0.46	0.46	2.40
JNAM Guidance - Growth Fund

12/31/2015	11.33	0.19	(0.27)	(0.08)	(0.15)		(0.25)		10.85	(0.77)	257,673	84	0.23	0.23	1.70
12/31/2014	10.94	0.12	0.34	0.46	(0.04)		(0.03)		11.33	4.16	166,251	30	0.26	0.26	1.05
12/31/2013 ‡	10.00	0.18	0.76	0.94	—		—		10.94	9.40	46,968	16	0.42	0.42	2.47
JNAM Guidance - Moderate Growth Fund

12/31/2015	11.95	0.21	(0.37)	(0.16)	(0.13)		(0.20)		11.46	(1.34)	860,871	70	0.21	0.21	1.74
12/31/2014	11.74	0.10	0.39	0.49	(0.07)		(0.21)		11.95	4.11	504,190	33	0.27	0.27	0.87
12/31/2013	10.53	0.13	1.10	1.23	(0.01)		(0.01)		11.74	11.76	266,128	70	0.42	0.42	1.18
12/31/2012 *	10.00	0.09	0.44	0.53	—		—		10.53	5.30	70,174	14	0.46	0.46	1.03
JNAM Guidance - Maximum Growth Fund

12/31/2015	12.38	0.16	(0.31)	(0.15)	(0.14)		(0.36)		11.73	(1.32)	231,801	70	0.23	0.23	1.30
12/31/2014	12.30	0.08	0.45	0.53	(0.07)		(0.38)		12.38	4.26	119,715	49	0.27	0.27	0.65
12/31/2013	10.38	0.08	1.86	1.94	(0.01)		(0.01)		12.30	18.78	69,844	108	0.42	0.42	0.70
12/31/2012 *	10.00	0.09	0.29	0.38	—		—		10.38	3.80	21,318	9	0.46	0.46	0.94
JNAM Guidance - Alt 100 Fund

12/31/2015	10.60	0.29	(0.46)	(0.17)	(0.12)		(0.18)		10.13	(1.70)	470,542	61	0.23	0.23	2.73
12/31/2014	10.60	0.11	0.13	0.24	(0.11)		(0.13)		10.60	2.27	349,573	43	0.27	0.27	0.98
12/31/2013	10.23	0.13	0.26	0.39	(0.00	)(g)	(0.02)		10.60	3.88	290,505	57	0.42	0.42	1.28
12/31/2012 *	10.00	(0.02)	0.25	0.23	—		—		10.23	2.30	142,016	14	0.46	0.46	(0.23)
JNAM Guidance - Equity 100 Fund

12/31/2015	13.16	0.05	(0.18)	(0.13)	(0.30)		(1.17)		11.56	(1.24)	86,760	107	0.23	0.23	0.38
12/31/2014	13.11	0.06	0.58	0.64	(0.07)		(0.52)		13.16	4.84	83,922	137	0.27	0.27	0.43
12/31/2013	10.32	0.17	2.63	2.80	(0.01)		(0.00	)(g)	13.11	27.15	51,507	125	0.42	0.42	1.44
12/31/2012 †	10.00	0.25	0.07	0.32	—		—		10.32	3.20	3,837	6	0.48	0.48	8.23
JNAM Guidance - Fixed Income 100 Fund

12/31/2015	9.88	0.31	(0.52)	(0.21)	(0.11)		(0.01)		9.55	(2.19)	77,472	86	0.23	0.23	3.16
12/31/2014	9.79	0.20	0.01	0.21	(0.12)		—		9.88	2.14	48,301	105	0.27	0.27	2.03
12/31/2013	10.08	0.28	(0.53)	(0.25)	(0.04)		(0.00	)(g)	9.79	(2.42)	23,310	86	0.42	0.42	2.85
12/31/2012 †	10.00	0.38	(0.30)	0.08	—		—		10.08	0.80	6,399	1	0.44	0.44	12.40

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNAM Guidance - Real Assets Fund

12/31/2015	$9.64	$0.22	$(1.32)	$(1.10)	$(0.06)	$(0.26)		$8.22	(11.50)%	$9,656	64%	0.24%	0.24%	2.38%
12/31/2014	9.90	0.05	(0.21)	(0.16)	(0.09)	(0.01)		9.64	(1.65)	11,294	47	0.27	0.27	0.47
12/31/2013 ‡	10.00	0.13	(0.23)	(0.10)	—	—		9.90	(1.00)	5,285	10	0.42	0.42	1.90
JNL/American Funds Global Growth Fund(f)

12/31/2015	11.21	0.15	0.60	0.75	(0.04)	(0.22)		11.70	6.63	96,355	5	0.52	1.13	1.24
12/31/2014	11.00	0.17	0.06	0.23	(0.02)	(0.00	)(g)	11.21	2.06	32,999	3	0.51	1.16	1.53
12/31/2013 ^	10.00	0.22	0.78	1.00	—	—		11.00	10.00	5,355	1	0.62	1.27	7.03
JNL/American Funds Growth Fund(f)

12/31/2015	14.86	0.06	0.91	0.97	(0.07)	(0.36)		15.40	6.44	186,787	7	0.68	1.18	0.40
12/31/2014	13.81	0.15	0.95	1.10	(0.03)	(0.02)		14.86	7.98	106,073	3	0.72	1.22	1.06
12/31/2013	10.68	0.10	3.04	3.14	(0.01)	—		13.81	29.45	48,596	4	0.82	1.32	0.81
12/31/2012 *	10.00	0.20	0.48	0.68	—	—		10.68	6.80	10,429	10	0.85	1.35	2.14

*  Commenced operations on February 6, 2012.

†  Commenced operations on September 10, 2012.

‡  Commenced operations on April 29, 2013.

^  Commenced operations on September 16, 2013.

(a)         Annualized for periods less than one year.

(b)         Per share data calculated using average shares method.

(c)          Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)         Portfolio turnover is not annualized for periods of less than one year.  Portfolio turnover rate is based on the Feeder Fund’s or Funds of Funds’ purchases or sales of the Master Fund or Underlying Funds, respectively.

(e)          Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s or Underlying Funds’ expenses.

(f)            The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund.  These financial statements should be read in conjunction with each Master Fund’s shareholder report.

(g)         Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 1.  ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, amended April 27, 2015.  Prior to April 27, 2015, the Trust’s name was Curian Variable Series Trust.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2015, consisted of thirty-four (34) separate funds.  Information in these financial statements pertains to twelve (12) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below.  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Effective April 27, 2015, Jackson National Asset Management, LLC (“JNAM”, the “Adviser” or “Administrator”), a wholly owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds.  Prior to April 27, 2015, Curian Capital, LLC (“Curian”), a wholly owned subsidiary of Jackson, served as investment adviser and administrator to the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to Jackson and its separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies.  Shares may also be sold directly to other affiliated funds.  The Funds and each Fund’s Adviser are:

Fund:	Adviser:

JNAM Guidance - Interest Rate Opportunities Fund, JNAM Guidance - Conservative Fund, JNAM Guidance - Moderate Fund, JNAM Guidance - Growth Fund, JNAM Guidance - Moderate Growth Fund, JNAM Guidance - Maximum Growth Fund, JNAM Guidance - Alt 100 Fund, JNAM Guidance - Equity 100 Fund, JNAM Guidance - Fixed Income 100 Fund, JNAM Guidance - Real Assets Fund. These funds are collectively known as “Funds of Funds”.

JNAM
JNL/American Funds Global Growth Fund and JNL/American Funds Growth Fund. These funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

Each of the Funds of Funds operates under a “Fund of Funds” structure, investing substantially all of its assets in other affiliated Funds (each, an “Underlying Fund,” and collectively, the “Underlying Funds”) advised by JNAM.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”).  Each Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund.  Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities.  As of December 31, 2015, JNL/American Funds Global Growth Fund owned 1.74% of its corresponding Master Fund and JNL/American Funds Growth Fund owned 0.86% of its corresponding Master Fund.  The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s annual shareholder report, which accompanies this report.  This report should be read in conjunction with the Master Funds’ annual shareholder reports.

The Master Feeder Funds are diversified Funds for purposes of the 1940 Act.  The Funds of Funds are non-diversified.

Effective April 27, 2015, each Fund’s name was changed as follows:

Prior to April 27, 2015 Fund Name:	Effective April 27, 2015 Fund Name:
Curian Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Interest Rate Opportunities Fund
Curian Guidance - Conservative Fund	JNAM Guidance - Conservative Fund
Curian Guidance - Moderate Fund	JNAM Guidance - Moderate Fund
Curian Guidance - Growth Fund	JNAM Guidance - Growth Fund
Curian Guidance - Moderate Growth Fund	JNAM Guidance - Moderate Growth Fund
Curian Guidance - Maximum Growth Fund	JNAM Guidance - Maximum Growth Fund
Curian Guidance - Alt 100 Moderate Fund	JNAM Guidance - Alt 100 Fund
Curian Guidance - Equity 100 Fund	JNAM Guidance - Equity 100 Fund
Curian Guidance - Fixed Income 100 Fund	JNAM Guidance - Fixed Income 100 Fund
Curian Guidance - Real Assets Fund	JNAM Guidance - Real Assets Fund
Curian/American Funds Global Growth Fund	JNL/American Funds Global Growth Fund
Curian/American Funds Growth Fund	JNL/American Funds Growth Fund

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date.  Valuation of investments by the Underlying Funds is discussed in the annual report of the Underlying Funds.  Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the Master Fund determined as of the close of the NYSE on each valuation date.  Valuation of the investments by the Master Fund is discussed in each Master Fund’s annual shareholder report, which accompanies this report.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance and are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds.  Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy.  The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments.  There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.  Capital gains distributions received from the unaffiliated Master Funds and the Underlying Funds are recorded as net realized gain from unaffiliated investors or affiliated investments, as applicable, in the Statements of Operations.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds - Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests.  Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund.  As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities.  A similar situation exists for Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 3. CERTAIN RISKS

Market Risk - In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”).  The value of securities held by the Master Funds and Underlying Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by a Master Fund or Underlying Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations.

Credit and Counterparty Risk - In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk,

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”).  Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties.  The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements.  A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  A Master Fund’s or Underlying Fund’s Adviser and Sub-Advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.  In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions.  In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities.  For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risks - Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests.  Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report.

Feeder Funds and Funds of Funds Risks - The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments.  The value of an investment in the Funds of Funds changes with the values of the corresponding Underlying Funds and their investments.  The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders.  In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

NOTE 4.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services.  Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the “Administrator” to the Funds.  The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly.  In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, and all other services necessary for the operation of each Fund.  Each Fund is responsible for interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and the costs associated with the Chief Compliance Officer.

The following schedule indicates the advisory fee and the administrative fee each Fund is currently obligated to pay JNAM.

	Advisory Fee (m-millions and b-billions)			Administrative Fee (b-billions)
	$0 to $500m	$500m to $1b	Over $1b	$0 to $3b	Over $3b
JNAM Guidance — Interest Rate Opportunities Fund(1)	0.15%	0.10%	0.10%	0.05%	0.045%
JNAM Guidance — Conservative Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Moderate Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Growth Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Moderate Growth Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Maximum Growth Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Alt 100 Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Equity 100 Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Fixed Income 100 Fund(1)	0.15	0.10	0.10	0.05	0.045
JNAM Guidance — Real Assets Fund(1)	0.15	0.10	0.10	0.05	0.045
JNL/American Funds Global Growth Fund(2)	0.80	0.80	0.75	0.10	0.09
JNL/American Funds Growth Fund(2)	0.85	0.85	0.80	0.10	0.09

(1)    Prior to April 27, 2015, the Fund’s administrative fee was 0.10% on all net assets.  For the period April 27, 2015 to September 30, 2015, the Fund’s administrative fee was 0.05% on all net assets.

(2)    Prior to October 1, 2015, the Fund’s administrative fee was 0.10% on all net assets.

Fee Waiver - Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds.  None of the waived advisory fees can be recaptured by JNAM.  The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/American Funds Global Growth Fund(1)	0.60%
JNL/American Funds Growth Fund	0.50

(1)    Prior to April 27, 2015, the Fund’s contractual fee waiver was 0.65%.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Other Service Providers - JPMorgan Chase Bank, N.A. (“JPM Chase”) acts as custodian for the Funds.

Distribution Fees - The Master Feeder Funds have adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares.  To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services.  Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Prior to April 27, 2015, the maximum annual Rule 12b-1 fee allowed was 0.25% of the average daily net assets of the Fund.  JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries.  Amounts charged pursuant to the Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby an independent Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - The Funds of Funds invested solely in shares of other affiliated Funds advised by JNAM.  The following table details each Fund’s long term investments in affiliates (in thousands) held during the year ended December 31, 2015.

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Interest Rate Opportunities Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund	$8,279	$634	$—	$8,658	$351	$(572)	$—
JNL Multi-Manager Alternative Fund - Class A	—	3,599	—	107	—	—	3,437
JNL/BlackRock Global Long Short Credit Fund	8,271	2,387	—	2,769	425	92	7,348
JNL/Brookfield Global Infrastructure Fund - Class A	3,103	2,570	—	4,658	230	(953)	—
JNL/DoubleLine Total Return Fund	—	7,183	—	244	83	(2)	6,840
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	3,693	—	96	154	(1)	3,440
JNL/FAMCO Flex Core Covered Call Fund	2,572	504	—	465	76	49	2,458
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	—	5,496	—	438	395	(15)	4,417
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	4,128	783	—	4,596	—	(944)	—
JNL/Invesco Global Real Estate Fund - Class A	4,108	2,803	—	1,498	311	107	5,067
JNL/PIMCO Real Return Fund - Class A	5,187	183	—	5,465	—	(210)	—
JNL/PPM America Floating Rate Income Fund - Class A	7,753	2,664	—	4,202	230	(46)	5,899
JNL/PPM America High Yield Bond Fund - Class A	—	4,478	—	62	270	(1)	3,910
JNL/PPM America Long Short Credit Fund	8,264	1,962	—	10,138	—	(396)	—
JNL/Scout Unconstrained Bond Fund - Class A	—	7,004	—	599	—	5	6,380
	$51,665	$45,943	$—	$43,995	$2,525	$(2,887)	$49,196
JNAM Guidance — Conservative Fund
Curian Dynamic Risk Advantage - Diversified Fund	$10,507	$90	$—	$10,676	$—	$396	$—
JNL Multi-Manager Alternative Fund - Class A	—	4,283	—	145	—	(5)	3,985
JNL Multi-Manager Small Cap Value Fund - Class A	—	1,647	—	100	85	(7)	1,324
JNL/AQR Futures Strategy Fund - Class A	—	5,410	—	1,136	309	47	3,989
JNL/AQR Risk Parity Fund	—	3,272	—	3,323	—	51	—
JNL/BlackRock Global Long Short Credit Fund	10,563	3,845	—	10,109	228	102	3,967
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	6,401	—	240	—	12	6,366
JNL/Brookfield Global Infrastructure Fund - Class A	—	4,296	—	3,993	97	(303)	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	3,350	—	342	—	28	3,328
JNL/DoubleLine Total Return Fund	16,906	7,017	—	5,382	259	410	18,599
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	4,374	—	851	206	(6)	3,330
JNL/Epoch Global Shareholder Yield Fund	—	6,975	—	2,516	103	(170)	4,003
JNL/FAMCO Flex Core Covered Call Fund	7,328	467	—	7,704	—	417	—

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Conservative Fund (continued)
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	$13,711	$3,554	$—	$9,866	$596	$(453)	$6,654
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	10,352	779	—	11,103	—	(1,204)	—
JNL/Invesco Global Real Estate Fund - Class A	4,175	1,092	—	3,538	150	230	1,673
JNL/Invesco Small Cap Growth Fund - Class A	—	2,415	—	164	115	(7)	1,991
JNL/JPMorgan MidCap Growth Fund - Class A	—	2,379	—	155	209	(7)	1,995
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	—	27,139	—	27,115	—	(22)	—
JNL/Lazard International Strategic Equity Fund	—	4,418	—	789	24	(84)	3,344
JNL/Mellon Capital S&P 500 Index Fund - Class A	—	4,144	—	403	108	31	3,987
JNL/Neuberger Berman Startegic Income Fund - Class A	6,862	5,843	—	8,422	117	(21)	3,989
JNL/Nicholas Convertible Arbitrage Fund	—	2,919	—	99	29	1	2,656
JNL/PIMCO Credit Income Fund	10,360	8,204	—	8,961	187	511	9,289
JNL/PIMCO Total Return Bond Fund - Class A	—	10,323	—	474	455	(9)	9,287
JNL/PPM America Floating Rate Income Fund - Class A	3,590	1,528	—	3,687	51	(106)	1,329
JNL/PPM America High Yield Bond Fund - Class A	6,850	1,664	—	3,963	276	(428)	3,994
JNL/PPM America Total Return Fund - Class A	—	12,854	—	3,681	213	(106)	8,640
JNL/Red Rocks Listed Private Equity Fund - Class A	4,215	151	—	4,258	—	(530)	—
JNL/S&P Dividend Income & Growth Fund - Class A	—	4,887	—	4,501	—	(388)	—
JNL/S&P Mid 3 Fund - Class A	—	3,932	—	784	38	(112)	2,634
JNL/Scout Unconstrained Bond Fund - Class A	—	6,899	—	229	—	2	6,647
JNL/T. Rowe Price Capital Appreciation Fund	—	9,844	—	725	18	5	9,306
JNL/T.Rowe Price Established Growth Fund - Class A	—	5,140	—	938	256	(40)	3,989
JNL/Westchester Capital Event Driven Fund - Class A	—	2,897	—	104	—	(6)	2,672
	$105,419	$174,432	$—	$140,476	$4,129	$(1,771)	$132,967
JNAM Guidance — Moderate Fund
Curian Dynamic Risk Advantage - Diversified Fund	$26,812	$3	$—	$27,015	$—	$1,031	$—
Curian/Ashmore Emerging Market Small Cap Equity Fund	3,256	—	—	3,267	—	(319)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	3,225	6	—	3,204	—	(132)	—
JNL Multi-Manager Alternative Fund - Class A	—	13,337	—	23	—	(1)	12,882
JNL Multi-Manager Small Cap Value Fund - Class A	3,609	2,323	—	1,126	277	46	4,237
JNL/AQR Futures Strategy Fund - Class A	6,898	9,237	—	2,457	994	228	12,935
JNL/AQR Risk Parity Fund	6,796	3,636	—	10,382	—	(35)	—
JNL/BlackRock Global Long Short Credit Fund	3,227	11,444	—	796	725	15	12,821
JNL/BlackRock Natural Resources Fund - Class A	3,569	293	—	3,861	—	(551)	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	10,696	12,420	—	3,271	—	(65)	20,437
JNL/Brookfield Global Infrastructure Fund - Class A	7,240	1,973	—	7,718	307	(1,423)	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	18,994	—	605	—	55	20,263
JNL/DoubleLine Total Return Fund	21,894	25,849	—	2,433	619	184	45,135
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	5,376	8,035	—	2,036	660	78	10,756
JNL/Epoch Global Shareholder Yield Fund	—	13,120	—	1,243	274	(144)	10,659
JNL/FAMCO Flex Core Covered Call Fund	9,627	673	—	10,069	—	433	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	17,892	11,913	—	10,654	1,516	(291)	17,204
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	13,587	943	—	14,482	—	(1,999)	—
JNL/Harris Oakmark Global Equity Fund - Class A	—	16,760	—	786	—	(72)	14,872
JNL/Invesco Global Real Estate Fund - Class A	7,113	1,681	—	2,927	480	208	5,371
JNL/Invesco International Growth Fund - Class A	21,768	1,358	—	22,512	—	(269)	—

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Moderate Fund (continued)
JNL/Invesco Small Cap Growth Fund - Class A	$3,573	$10,749	$—	$193	$747	$43	$12,788
JNL/JPMorgan MidCap Growth Fund - Class A	6,434	12,224	—	6,372	1,133	(27)	10,669
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	—	51,951	—	51,901	—	(49)	—
JNL/Lazard Emerging Markets Fund - Class A	12,532	2,929	—	9,554	251	(1,682)	4,287
JNL/Lazard International Strategic Equity Fund	21,719	682	—	12,863	75	1,391	10,687
JNL/Mellon Capital Frontier Markets 100 Index Fund	3,251	41	—	3,160	—	(1,132)	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	—	18,980	—	945	519	81	19,190
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	3,541	325	—	3,745	—	(958)	—
JNL/Neuberger Berman Startegic Income Fund - Class A	8,962	11,030	—	13,005	187	5	6,451
JNL/Nicholas Convertible Arbitrage Fund	7,161	6,634	—	4,678	94	(242)	8,592
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	5,600	—	117	—	(21)	5,337
JNL/PIMCO Credit Income Fund	13,656	21,822	—	15,345	382	654	19,324
JNL/PIMCO Total Return Bond Fund - Class A	—	29,688	—	117	1,356	(2)	27,893
JNL/PPM America Floating Rate Income Fund - Class A	4,660	6,971	—	4,684	245	(142)	6,453
JNL/PPM America High Yield Bond Fund - Class A	8,951	8,349	—	4,657	729	(705)	10,754
JNL/PPM America Long Short Credit Fund	3,222	11	—	3,193	—	(249)	—
JNL/PPM America Mid Cap Value Fund - Class A	6,460	97	—	6,231	—	26	—
JNL/PPM America Total Return Fund - Class A	—	23,957	—	5,636	418	(163)	17,209
JNL/Red Rocks Listed Private Equity Fund - Class A	8,933	333	—	9,702	—	(398)	—
JNL/S&P Competitive Advantage Fund - Class A	10,712	617	—	11,803	—	729	—
JNL/S&P Dividend Income & Growth Fund - Class A	10,686	7,632	—	17,091	—	(786)	—
JNL/S&P Intrinsic Value Fund - Class A	10,724	7,941	—	16,242	—	(1,930)	—
JNL/S&P Mid 3 Fund - Class A	—	20,724	—	9,546	154	496	10,612
JNL/S&P Total Yield Fund - Class A	10,816	798	—	11,754	—	149	—
JNL/Scout Unconstrained Bond Fund - Class A	—	13,004	—	44	—	—	12,916
JNL/T. Rowe Price Capital Appreciation Fund	—	35,689	—	2,013	66	(8)	34,236
JNL/T.Rowe Price Established Growth Fund - Class A	26,426	3,453	—	16,594	956	1,807	14,946
JNL/Van Eck International Gold Fund - Class A	3,041	—	—	3,470	—	53	—
JNL/Westchester Capital Event Driven Fund - Class A	—	8,979	—	14	—	(1)	8,601
	$358,045	$465,208	$—	$375,536	$13,164	$(6,084)	$428,517
JNAM Guidance — Growth Fund
Curian Dynamic Risk Advantage - Diversified Fund	$4,157	$3	$—	$4,191	$—	$79	$—
Curian/Ashmore Emerging Market Small Cap Equity Fund	2,191	—	—	2,198	—	(211)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	1,340	10	—	1,338	—	(51)	—
JNL Multi-Manager Alternative Fund - Class A	—	8,123	—	59	—	(2)	7,786
JNL Multi-Manager Small Cap Value Fund - Class A	2,496	3,027	—	2,734	163	(95)	2,554
JNL/AQR Futures Strategy Fund - Class A	2,862	6,144	—	637	591	46	7,831
JNL/AQR Risk Parity Fund	2,830	2,399	—	5,216	—	(93)	—
JNL/BlackRock Global Long Short Credit Fund	1,338	7,297	—	268	434	(2)	7,750
JNL/BlackRock Natural Resources Fund - Class A	2,151	235	—	2,358	—	(393)	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	2,821	9,270	—	91	—	3	12,323
JNL/Brookfield Global Infrastructure Fund - Class A	3,332	2,054	—	4,538	184	(880)	—
JNL/Causeway International Value Select Fund - Class A	—	9,004	—	63	300	2	8,970
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	16,516	—	87	—	9	17,983
JNL/DoubleLine Total Return Fund	4,184	6,530	—	2,225	114	136	8,452
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	2,342	5,827	—	1,287	392	57	6,502

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Growth Fund (continued)
JNL/Epoch Global Shareholder Yield Fund	$—	$13,670	$—	$883	$293	$(115)	$11,552
JNL/FAMCO Flex Core Covered Call Fund	5,470	580	—	5,910	—	183	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	3,337	7,063	—	1,497	678	(132)	7,801
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	2,508	204	—	2,706	—	(311)	—
JNL/Harris Oakmark Global Equity Fund - Class A	—	13,192	—	192	—	(18)	12,162
JNL/Invesco Global Real Estate Fund - Class A	3,308	1,743	—	1,523	285	121	3,215
JNL/Invesco International Growth Fund - Class A	14,774	3,227	—	17,322	—	(730)	—
JNL/Invesco Small Cap Growth Fund - Class A	2,483	3,792	—	820	291	127	5,134
JNL/JPMorgan MidCap Growth Fund - Class A	4,312	11,936	—	4,321	1,063	(110)	10,283
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	—	7,078	—	7,075	—	(4)	—
JNL/Lazard Emerging Markets Fund - Class A	8,497	6,654	—	3,646	481	(948)	8,983
JNL/Lazard International Strategic Equity Fund	14,750	4,771	—	7,434	90	524	12,875
JNL/Mellon Capital Frontier Markets 100 Index Fund	2,199	63	—	2,174	—	(739)	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	—	13,487	—	125	378	8	14,124
JNL/Mellon Capital Small Cap Index Fund - Class A	—	6,613	—	58	671	(2)	5,749
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,154	241	—	2,291	—	(582)	—
JNL/Neuberger Berman Startegic Income Fund - Class A	1,672	7	—	1,677	—	1	—
JNL/Nicholas Convertible Arbitrage Fund	2,670	4,389	—	1,555	56	(83)	5,195
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	6,088	—	72	—	(13)	5,811
JNL/PIMCO Credit Income Fund	2,512	2,111	—	4,698	—	162	—
JNL/PPM America Floating Rate Income Fund - Class A	836	2	—	838	—	(27)	—
JNL/PPM America High Yield Bond Fund - Class A	1,667	6,673	—	2,871	307	(330)	4,551
JNL/PPM America Long Short Credit Fund	1,336	11	—	1,330	—	(102)	—
JNL/PPM America Mid Cap Value Fund - Class A	4,309	153	—	4,242	—	(66)	—
JNL/PPM America Total Return Fund - Class A	—	4,647	—	1,191	78	(34)	3,253
JNL/Red Rocks Listed Private Equity Fund - Class A	5,493	391	—	6,062	—	(437)	—
JNL/S&P Competitive Advantage Fund - Class A	7,300	3,125	—	10,288	—	(65)	—
JNL/S&P Dividend Income & Growth Fund - Class A	7,268	3,935	—	10,481	—	(533)	—
JNL/S&P Intrinsic Value Fund - Class A	7,275	4,313	—	10,106	—	(1,303)	—
JNL/S&P Mid 3 Fund - Class A	—	20,927	—	13,016	109	627	7,681
JNL/S&P Total Yield Fund - Class A	7,305	1,797	—	9,343	—	75	—
JNL/Scout Unconstrained Bond Fund - Class A	—	3,299	—	31	—	—	3,255
JNL/T.Rowe Price Established Growth Fund - Class A	18,559	15,778	—	14,140	1,379	1,090	21,861
JNL/T.Rowe Price Value Fund - Class A	—	31,674	—	50	2,429	(3)	28,893
JNL/Van Eck International Gold Fund - Class A	2,252	—	—	2,561	—	(53)	—
JNL/Westchester Capital Event Driven Fund - Class A	—	5,450	—	24	—	(1)	5,197
	$166,290	$285,523	$—	$179,843	$10,766	$(5,218)	$257,726
JNAM Guidance — Moderate Growth Fund
Curian Dynamic Risk Advantage - Diversified Fund	$25,187	$3	$—	$25,378	$—	$808	$—
Curian/Ashmore Emerging Market Small Cap Equity Fund	5,603	—	—	5,622	—	(534)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	4,540	11	—	4,513	—	(188)	—
JNL Multi-Manager Alternative Fund - Class A	—	26,495	—	35	—	(1)	25,743
JNL Multi-Manager Small Cap Value Fund - Class A	6,596	4,500	7	1,455	563	227	8,499
JNL/AQR Futures Strategy Fund - Class A	9,917	11,950	8,888	3,239	1,994	232	25,721
JNL/AQR Risk Parity Fund	9,575	4,999	3,867	16,947	—	(1,453)	—
JNL/BlackRock Global Long Short Credit Fund	4,543	10,894	13,321	1,044	1,466	24	25,667

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Moderate Growth Fund (continued)
JNL/BlackRock Natural Resources Fund - Class A	$5,027	$333	$—	$5,357	$—	$(753)	$—
JNL/Boston Partners Global Long Short Equity Fund - Class A	15,076	16,978	12,535	4,690	—	(90)	41,159
JNL/Brookfield Global Infrastructure Fund - Class A	10,138	2,512	4,643	14,356	616	(2,604)	—
JNL/Causeway International Value Select Fund - Class A	—	17,364	—	297	588	15	17,196
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	43,808	—	2,379	—	197	45,748
JNL/DoubleLine Total Return Fund	18,195	34,268	34	443	714	33	51,683
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	7,565	11,165	7,545	3,589	1,339	79	21,624
JNL/Epoch Global Shareholder Yield Fund	—	13,248	21,536	1,731	780	(183)	30,083
JNL/FAMCO Flex Core Covered Call Fund	13,573	818	3,738	17,234	—	48	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	15,116	15,557	6,640	12,000	1,918	(1,413)	21,480
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	11,580	748	—	12,287	—	(1,690)	—
JNL/Harris Oakmark Global Equity Fund - Class A	—	41,967	—	1,747	—	(184)	38,671
JNL/Invesco Global Real Estate Fund - Class A	10,044	2,122	4,367	4,814	969	298	10,840
JNL/Invesco International Growth Fund - Class A	38,711	1,587	17	38,286	—	(1,069)	—
JNL/Invesco Small Cap Growth Fund - Class A	6,543	4,036	7	1,605	502	487	8,532
JNL/JPMorgan MidCap Growth Fund - Class A	11,581	6,357	23,619	11,304	2,731	203	25,767
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	—	46,024	—	45,981	—	(43)	—
JNL/Lazard Emerging Markets Fund - Class A	22,162	5,557	5,270	9,530	913	(2,327)	17,213
JNL/Lazard International Strategic Equity Fund	38,642	2,077	25	15,811	185	1,427	25,923
JNL/Mellon Capital Frontier Markets 100 Index Fund	5,601	74	—	5,448	—	(1,951)	—
JNL/Mellon Capital International Index Fund - Class A	—	—	9,606	8,500	—	(1,107)	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	—	40,753	—	2,081	1,117	167	41,156
JNL/Mellon Capital Small Cap Index Fund - Class A	—	9,410	—	218	1,012	14	8,559
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	5,000	392	—	5,272	—	(1,304)	—
JNL/Neuberger Berman Startegic Income Fund - Class A	7,570	2	—	7,565	—	121	—
JNL/Nicholas Convertible Arbitrage Fund	10,083	3,875	10,875	6,595	189	(298)	17,080
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	15,191	—	321	—	(61)	14,994
JNL/PIMCO Credit Income Fund	11,638	19,645	20	13,282	343	395	17,126
JNL/PIMCO Total Return Bond Fund - Class A	—	8,424	32,988	213	1,901	(3)	38,711
JNL/PPM America Floating Rate Income Fund - Class A	4,038	9,155	4,735	8,625	329	(192)	8,569
JNL/PPM America High Yield Bond Fund - Class A	7,563	15,387	11,050	8,380	1,462	(1,213)	21,340
JNL/PPM America Long Short Credit Fund	4,538	18	—	4,499	—	(351)	—
JNL/PPM America Mid Cap Value Fund - Class A	11,598	229	—	11,240	—	313	—
JNL/PPM America Total Return Fund - Class A	—	3,143	32,983	17,555	422	(446)	17,160
JNL/Red Rocks Listed Private Equity Fund - Class A	12,582	362	—	13,226	—	(794)	—
JNL/S&P Competitive Advantage Fund - Class A	20,139	4,974	19	24,212	—	(358)	—
JNL/S&P Dividend Income & Growth Fund - Class A	20,097	3,957	12,800	34,179	—	(1,840)	—
JNL/S&P Intrinsic Value Fund - Class A	20,141	4,140	12,800	31,866	—	(4,182)	—
JNL/S&P Mid 3 Fund - Class A	—	39,360	22	18,860	279	358	18,974
JNL/S&P Total Yield Fund - Class A	20,284	1,244	—	21,903	—	492	—
JNL/Scout Unconstrained Bond Fund - Class A	—	21,576	—	30	—	—	21,474
JNL/T. Rowe Price Capital Appreciation Fund	—	57,178	—	—	117	—	60,191
JNL/T.Rowe Price Established Growth Fund - Class A	49,296	13,818	44	7,357	3,745	1,796	58,402
JNL/T.Rowe Price Value Fund - Class A	—	10,335	71,727	13,699	5,053	(2,033)	58,482
JNL/Van Eck International Gold Fund - Class A	4,234	—	—	4,830	—	(41)	—

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Moderate Growth Fund (continued)
JNL/Westchester Capital Event Driven Fund - Class A	$—	$17,880	$—	$5	$—	$—	$17,281
	$504,316	$625,900	$315,728	$531,635	$31,247	$(20,972)	$861,048
JNAM Guidance — Maximum Growth Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$2,057	$—	$—	$2,063	$—	$(183)	$—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	841	—	—	834	—	(35)	—
JNL Multi-Manager Alternative Fund - Class A	—	7,215	—	8	—	—	6,967
JNL Multi-Manager Small Cap Value Fund - Class A	2,298	2,410	2,377	360	379	9	5,735
JNL/AQR Futures Strategy Fund - Class A	1,631	4,526	2,825	1,565	544	141	6,992
JNL/AQR Risk Parity Fund	1,552	1,996	2,468	5,611	—	(418)	—
JNL/BlackRock Global Long Short Credit Fund	840	109	1,008	1,990	—	35	—
JNL/BlackRock Natural Resources Fund - Class A	1,192	85	—	1,275	—	(171)	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	1,548	5,128	2,023	4,936	—	154	4,089
JNL/Brookfield Global Infrastructure Fund - Class A	1,930	352	1,493	3,218	—	(427)	—
JNL/Causeway International Value Select Fund - Class A	—	12,818	—	143	435	7	12,754
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	19,283	—	302	—	28	20,889
JNL/DoubleLine Total Return Fund	—	1,191	3,829	309	65	1	4,654
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1,321	1,842	1,957	1,480	217	66	3,500
JNL/Epoch Global Shareholder Yield Fund	—	8,889	1,474	91	240	(4)	9,295
JNL/FAMCO Flex Core Covered Call Fund	3,222	269	1,912	5,247	—	70	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	—	1,363	3,829	1,097	311	(98)	3,487
JNL/Harris Oakmark Global Equity Fund - Class A	—	8,900	—	256	—	(26)	8,067
JNL/Invesco Global Real Estate Fund - Class A	1,909	369	1,400	3,568	—	(25)	—
JNL/Invesco International Growth Fund - Class A	13,821	419	9,702	22,752	—	(1,790)	—
JNL/Invesco Small Cap Growth Fund - Class A	2,276	2,236	2,255	484	338	96	5,757
JNL/JPMorgan MidCap Growth Fund - Class A	3,955	3,710	9,489	3,858	1,232	185	11,577
JNL/Lazard Emerging Markets Fund - Class A	7,888	4,648	4,120	3,177	550	(769)	10,372
JNL/Lazard International Strategic Equity Fund	13,522	3,332	17	442	120	73	16,897
JNL/Mellon Capital Frontier Markets 100 Index Fund	2,063	7	—	1,987	—	(721)	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	—	13,552	—	446	378	36	13,926
JNL/Mellon Capital Small Cap Index Fund - Class A	—	3,962	7,085	59	1,085	(3)	9,195
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	1,175	110	—	1,258	—	(311)	—
JNL/Nicholas Convertible Arbitrage Fund	1,678	1,336	1,554	875	38	(42)	3,469
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	7,228	—	107	—	(20)	6,960
JNL/PPM America High Yield Bond Fund - Class A	—	1,301	3,806	2,194	159	(185)	2,312
JNL/PPM America Long Short Credit Fund	840	—	—	829	—	(56)	—
JNL/PPM America Mid Cap Value Fund - Class A	3,973	16	—	3,789	—	228	—
JNL/PPM America Total Return Fund - Class A	—	3,114	—	643	57	(16)	2,326
JNL/Red Rocks Listed Private Equity Fund - Class A	3,115	(2,431)	2,530	3,354	—	(178)	—
JNL/S&P Competitive Advantage Fund - Class A	6,726	991	1,314	8,683	—	(77)	—
JNL/S&P Dividend Income & Growth Fund - Class A	6,687	1,591	3,993	11,361	—	(549)	—
JNL/S&P Intrinsic Value Fund - Class A	6,731	1,773	3,993	10,711	—	(1,303)	—
JNL/S&P Mid 3 Fund - Class A	—	15,229	14	6,111	118	(326)	7,980
JNL/S&P Total Yield Fund - Class A	6,768	551	—	7,480	—	341	—
JNL/Scout Unconstrained Bond Fund - Class A	—	2,338	—	3	—	—	2,326
JNL/T.Rowe Price Established Growth Fund - Class A	16,943	7,589	6,611	11,780	1,345	580	20,922
JNL/T.Rowe Price Value Fund - Class A	—	12,140	17,658	468	2,305	(20)	26,736

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Maximum Growth Fund (continued)
JNL/Van Eck International Gold Fund - Class A	$1,243	$—	$—	$1,414	$—	$(28)	$—
JNL/Westchester Capital Event Driven Fund - Class A	—	5,377	—	445	—	(27)	4,669
	$119,745	$166,864	$100,736	$139,063	$9,916	$(5,758)	$231,853
JNAM Guidance — Alt 100 Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund	$12,551	$23	$—	$12,469	$—	$(610)	$—
JNL Multi-Manager Alternative Fund - Class A	—	50,881	—	2,078	—	(68)	47,034
JNL/AQR Futures Strategy Fund - Class A	28,189	39,759	9,824	8,011	5,189	370	65,877
JNL/AQR Risk Parity Fund	26,718	23,143	6,190	52,465	—	(2,817)	—
JNL/BlackRock Global Long Short Credit Fund	12,572	6,620	15,313	1,665	1,770	9	30,458
JNL/BlackRock Natural Resources Fund - Class A	13,741	609	—	14,547	—	(1,404)	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	41,670	27,683	14,324	11,544	—	113	75,677
JNL/Brookfield Global Infrastructure Fund - Class A	28,084	3,182	7,192	13,040	1,077	802	18,450
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	20,980	23,838	19,812	15,159	2,960	22	47,242
JNL/FAMCO Flex Core Covered Call Fund	38,570	2,760	12,799	31,323	694	2,767	22,298
JNL/Invesco Global Real Estate Fund - Class A	27,991	3,160	7,457	17,562	1,703	1,067	18,901
JNL/Neuberger Berman Currency Fund - Class A	—	19,091	7,994	987	464	4	25,925
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	13,406	8,866	—	18,121	—	(7,609)	—
JNL/Nicholas Convertible Arbitrage Fund	26,836	15,611	23,384	15,953	527	(413)	46,773
JNL/PPM America Long Short Credit Fund	12,541	5,900	12,978	14,210	577	(912)	15,304
JNL/Red Rocks Listed Private Equity Fund - Class A	35,181	2,170	8,532	30,999	1,620	(60)	14,103
JNL/Van Eck International Gold Fund - Class A	10,637	1	6,334	18,007	—	(795)	—
JNL/Westchester Capital Event Driven Fund - Class A	—	45,897	—	2,048	—	(105)	42,610
	$349,667	$279,194	$152,133	$280,188	$16,581	$(9,639)	$470,652
JNAM Guidance — Equity 100 Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$1,701	$—	$—	$1,706	$—	$(190)	$—
JNL Multi-Manager Small Cap Value Fund - Class A	2,027	1,620	—	1,093	142	(249)	2,155
JNL/Causeway International Value Select Fund - Class A	—	7,092	—	223	239	10	6,918
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	—	10,702	—	305	—	29	11,289
JNL/Harris Oakmark Global Equity Fund - Class A	—	12,860	—	3,476	—	(323)	8,648
JNL/Invesco International Growth Fund - Class A	11,747	884	—	12,043	—	(825)	—
JNL/Invesco Small Cap Growth Fund - Class A	2,011	1,393	—	1,162	127	114	2,169
JNL/JPMorgan MidCap Growth Fund - Class A	3,524	5,987	—	3,621	369	(197)	5,213
JNL/Lazard Emerging Markets Fund - Class A	6,732	1,893	—	4,581	144	(1,042)	2,999
JNL/Lazard International Strategic Equity Fund	11,731	2,371	—	8,246	47	404	6,529
JNL/Mellon Capital Frontier Markets 100 Index Fund	1,702	14	—	1,646	—	(600)	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	2,653	—	101	—	(12)	2,194
JNL/PPM America Mid Cap Value Fund - Class A	3,529	32	—	3,383	—	(190)	—
JNL/S&P Competitive Advantage Fund - Class A	6,040	252	—	6,625	—	142	—
JNL/S&P Dividend Income & Growth Fund - Class A	6,027	726	—	6,340	—	(493)	—
JNL/S&P Intrinsic Value Fund - Class A	6,026	840	—	6,009	—	(1,126)	—
JNL/S&P Mid 3 Fund - Class A	—	12,458	—	12,625	51	166	—
JNL/S&P Total Yield Fund - Class A	6,061	328	—	6,520	—	(392)	—
JNL/T.Rowe Price Established Growth Fund - Class A	15,085	6,504	—	11,927	694	1,073	10,863
JNL/T.Rowe Price Value Fund - Class A	—	16,893	—	825	1,237	(44)	14,326
JNL/The London Company Focused U.S. Equity Fund	—	6,576	—	275	33	(10)	6,072
JNL/WCM Focused International Equity Fund	—	7,840	—	303	2	(17)	7,404
	$83,943	$99,918	$—	$93,035	$3,085	$(3,772)	$86,779

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Cost of Investments Acquired	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNAM Guidance — Fixed Income 100 Fund
JNL/DoubleLine Total Return Fund	$12,089	$8,879	$4,427	$5,361	$277	$266	$20,144
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	2,281	1,676	619	190	(12)	3,102
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	9,659	2,692	3,840	7,233	688	(508)	7,757
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	7,236	231	—	7,452	—	(873)	—
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	—	15,178	—	15,157	—	(21)	—
JNL/Neuberger Berman Startegic Income Fund - Class A	4,833	5,935	5,499	12,205	113	9	3,874
JNL/PIMCO Credit Income Fund	7,254	5,398	14	3,905	169	197	8,518
JNL/PIMCO Total Return Bond Fund - Class A	—	9,111	5,555	1,528	598	(21)	12,389
JNL/PPM America Floating Rate Income Fund - Class A	2,416	1,795	4,815	5,246	133	(111)	3,487
JNL/PPM America High Yield Bond Fund - Class A	4,826	4,031	4,975	7,551	347	(881)	5,041
JNL/PPM America Total Return Fund - Class A	—	3,849	5,676	1,319	189	(25)	7,749
JNL/Scout Unconstrained Bond Fund - Class A	—	1,064	5,406	1,038	—	11	5,428
	$48,313	$60,444	$41,883	$68,614	$2,704	$(1,969)	$77,489
JNAM Guidance — Real Assets Fund
Curian/CenterSquare International Real Estate Securities Fund	$1,130	$66	$—	$1,263	$8	$23	$—
JNL/BlackRock Natural Resources Fund - Class A	1,688	555	—	955	5	(308)	959
JNL/Brookfield Global Infrastructure Fund - Class A	1,922	487	—	554	84	17	1,460
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1,132	211	—	651	43	51	678
JNL/Invesco Global Real Estate Fund - Class A	1,126	2,373	—	986	200	25	2,217
JNL/Neuberger Berman Currency Fund - Class A	566	64	—	612	—	(7)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	1,686	441	—	847	—	(294)	969
JNL/PIMCO Real Return Fund - Class A	1,133	2,400	—	724	105	(17)	2,611
JNL/Van Eck International Gold Fund - Class A	914	461	—	351	29	(113)	764
	$11,297	$7,058	$—	$6,943	$474	$(623)	$9,658

NOTE 5.  BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase.  Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”).  The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds.  Any open loans at period end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities.  No amounts were borrowed through the Program during the year.

NOTE 6.  FUND ACQUISITIONS

Tax Free Exchange - The following tables include information (in thousands) relating to acquisitions completed on April 27, 2015.  The acquisitions were completed by a tax free exchange of shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board.  The purpose of each acquisition was to combine Funds with comparable investment objectives and strategies.  Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund.  The cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.  Immediately prior to the reorganizations, Curian Guidance — International Conservative Fund, Curian Guidance — International Moderate Fund and Curian

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Guidance — International Growth Fund sold their investments, as a result, there was no cost basis or market value for investments carried forward to their respective acquiring Fund.

		Acquired Fund		Acquiring Fund		Shares of
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Acquiring Fund Issued in Exchange
Curian Guidance — Multi Strategy Income Fund	JNAM Guidance — Fixed Income 100 Fund	$42,121	4,315	$43,282	4,328	4,211
Curian Guidance — Tactical Moderate Growth Fund	JNAM Guidance — Moderate Growth Fund	319,109	27,284	550,018	43,971	25,517
Curian Guidance — Tactical Maximum Growth Fund	JNAM Guidance — Maximum Growth Fund	103,443	8,898	131,945	10,021	7,857
Curian Guidance — Alt 100 Conservative Fund	JNAM Guidance — Alt 100 Fund	39,057	3,833	367,029	33,089	3,522
Curian Guidance — Alt 100 Growth Fund	JNAM Guidance — Alt 100 Fund	114,202	11,074	367,029	33,089	10,295
Curian Guidance — International Conservative Fund	JNAM Guidance — Conservative Fund	5,785	612	120,445	10,808	519
Curian Guidance — International Moderate Fund	JNAM Guidance — Moderate Fund	12,138	1,262	395,498	32,021	983
Curian Guidance — International Growth Fund	JNAM Guidance — Growth Fund	9,404	941	197,342	16,459	784

Immediately prior to the reorganizations, the cost, market value and unrealized appreciation of investments (in thousands) for the acquired Funds were as follows:

Acquired Fund	Cost of Investments	Value of Investments	Net Unrealized Appreciation
Curian Guidance — Multi Strategy Income Fund	$41,883	$42,117	$234
Curian Guidance — Tactical Moderate Growth Fund	315,728	318,915	3,187
Curian Guidance — Tactical Maximum Growth Fund	100,736	103,438	2,702
Curian Guidance — Alt 100 Conservative Fund	37,955	39,053	1,098
Curian Guidance — Alt 100 Growth Fund	114,178	114,214	36

Assuming the acquisitions had been completed on January 1, 2015, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2015 would have been:

Acquiring Fund	Net Investment Income	Net Realized Gain (Loss)	Net Change In Unrealized Depreciation	Net Decrease in Net Assets from Operations
JNAM Guidance — Fixed Income 100 Fund	$2,268	$(1,857)	$(1,845)	$(1,434)
JNAM Guidance — Moderate Growth Fund	12,912	14,723	(37,096)	(9,461)
JNAM Guidance — Maximum Growth Fund	2,477	4,781	(12,037)	(4,779)
JNAM Guidance — Alt 100 Fund	12,517	(6,793)	(16,480)	(10,756)
JNAM Guidance — Conservative Fund	2,580	(705)	(4,398)	(2,523)
JNAM Guidance — Moderate Fund	7,204	(1,377)	(12,452)	(6,625)
JNAM Guidance — Growth Fund	3,656	1,418	(8,604)	(3,530)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statements of Operations since April 27, 2015 for the respective acquisitions.

NOTE 7.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  net operating losses, consent dividends and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNAM Guidance - Interest Rate Opportunities Fund	$(1,867)	$(161)	$2,028
JNAM Guidance - Conservative Fund	(2,579)	(555)	3,134
JNAM Guidance - Moderate Fund	(7,207)	(1,519)	8,726
JNAM Guidance - Growth Fund	(3,655)	(2,335)	5,990
JNAM Guidance - Moderate Growth Fund	(13,129)	(2,210)	15,339
JNAM Guidance - Maximum Growth Fund	(2,566)	(2,003)	4,569
JNAM Guidance - Alt 100 Fund	(12,323)	(1,272)	13,595
JNAM Guidance - Equity 100 Fund	(335)	(220)	555
JNAM Guidance - Fixed Income 100 Fund	(2,218)	(594)	2,812
JNAM Guidance - Real Assets Fund	(257)	—	257
JNL/American Funds Global Growth Fund	(802)	(6,014)	6,816
JNL/American Funds Growth Fund	(550)	(29,044)	29,594

At December 31, 2015, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
JNAM Guidance - Interest Rate Opportunities Fund	$670	$2,001	$2,671
JNAM Guidance - Conservative Fund	588	101	689
JNAM Guidance - Moderate Fund	1,866	225	2,091
JNAM Guidance - Moderate Growth Fund	6.006	—	6,006
JNAM Guidance - Alt 100 Fund	6,251	3,418	9,669
JNAM Guidance - Equity 100 Fund	1,078	—	1,078
JNAM Guidance - Fixed Income 100 Fund	1,247	823	2,070
JNAM Guidance - Real Assets Fund	142	—	142

At December 31, 2015, the Funds did not elect to defer capital losses realized after October 31, 2015 (“Post-October losses”).

As of December 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNAM Guidance - Interest Rate Opportunities Fund	$51,963	$58	$(2,825)	$(2,767)
JNAM Guidance - Conservative Fund	139,215	1,257	(7,505)	(6,248)
JNAM Guidance - Moderate Fund	445,759	5,681	(22,923)	(17,242)
JNAM Guidance - Growth Fund	271,377	3,992	(17,643)	(13,651)
JNAM Guidance - Moderate Growth Fund	895,463	16,207	(50,622)	(34,415)
JNAM Guidance - Maximum Growth Fund	244,262	4,779	(17,188)	(12,409)
JNAM Guidance - Alt 100 Fund	493,913	3,466	(26,727)	(23,261)
JNAM Guidance - Equity 100 Fund	90,808	1,786	(5,815)	(4,029)
JNAM Guidance - Fixed Income 100 Fund	81,977	179	(4,667)	(4,488)
JNAM Guidance - Real Assets Fund	12,146	5	(2,493)	(2,488)
JNL/American Funds Global Growth Fund	102,499	277	(6,388)	(6,111)
JNL/American Funds Growth Fund	201,397	908	(15,430)	(14,522)

As of December 31, 2015, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNAM Guidance - Interest Rate Opportunities Fund	$—	$—	$(2,768)	$(2,671)
JNAM Guidance - Conservative Fund	—	—	(6,252)	(689)
JNAM Guidance - Moderate Fund	—	—	(17,251)	(2,091)
JNAM Guidance - Growth Fund	—	—	(13,655)	—
JNAM Guidance - Moderate Growth Fund	—	—	(34,438)	(6,006)
JNAM Guidance - Maximum Growth Fund	—	—	(12,415)	—
JNAM Guidance - Alt 100 Fund	—	—	(23,278)	(9,669)
JNAM Guidance - Equity 100 Fund	—	—	(4,030)	(1,078)
JNAM Guidance - Fixed Income 100 Fund	—	—	(4,489)	(2,070)

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNAM Guidance - Real Assets Fund	$—	$—	$(2,488)	$(142)
JNL/American Funds Global Growth Fund	—	—	(6,111)	—
JNL/American Funds Growth Fund	—	—	(14,525)	—

*                 Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**          Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNAM Guidance - Interest Rate Opportunities Fund	$537	$560
JNAM Guidance - Conservative Fund	1,770	1,135
JNAM Guidance - Moderate Fund	7,255	8,427
JNAM Guidance - Growth Fund	4,327	4,551
JNAM Guidance - Moderate Growth Fund	10,655	13,739
JNAM Guidance - Maximum Growth Fund	4,514	4,855
JNAM Guidance - Alt 100 Fund	5,630	7,598
JNAM Guidance - Equity 100 Fund	5,616	4,185
JNAM Guidance - Fixed Income 100 Fund	844	63
JNAM Guidance - Real Assets Fund	204	153
JNL/American Funds Global Growth Fund	298	1,693
JNL/American Funds Growth Fund	785	4,046

*                 Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**          The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2015.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNAM Guidance - Interest Rate Opportunities Fund	$753	$46
JNAM Guidance - Conservative Fund	762	224
JNAM Guidance - Moderate Fund	7,503	1,007
JNAM Guidance - Growth Fund	563	351
JNAM Guidance - Moderate Growth Fund	8,806	2,310
JNAM Guidance - Maximum Growth Fund	3,328	794
JNAM Guidance - Alt 100 Fund	6,915	851
JNAM Guidance - Equity 100 Fund	2,936	615
JNAM Guidance - Fixed Income 100 Fund	565	—
JNAM Guidance - Real Assets Fund	111	5
JNL/American Funds Global Growth Fund	45	—
JNL/American Funds Growth Fund	220	142

*            Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the returns for 2012, 2013, 2014 and 2015, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2015.

NOTE 8.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

At a meeting held December 3, 2015, the Board voted to approve a voluntary advisory fee waiver for JNL/American Funds Growth Fund of 0.05% of average daily net assets of the Fund effective January 1, 2016.  None of the waived fees will be available for recapture by JNAM.

At a special meeting on February 24, 2016, the Board approved changing the Federal Income Tax Status for all the Funds except the JNL/American Funds Global Growth Fund from a regulated investment company to a partnership effective January 1, 2016.  Each Funds’ income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes.  In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2015.  The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed.  Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within Jackson Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Jackson Variable Series Trust Master Feeder Funds and Funds of Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2015

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by each Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Net Expense Ratios*	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Net Expense Ratios*	Expenses Paid During Period†

JNAM Guidance - Interest Rate Opportunities Fund
	$1,000.00	$961.90	0.22%	$1.09	$1,000.00	$1,024.09	0.22%	$1.12
JNAM Guidance - Conservative Fund
	1,000.00	986.60	0.22	1.10	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Moderate Fund
	1,000.00	974.40	0.22	1.09	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Growth Fund
	1,000.00	964.20	0.22	1.09	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Moderate Growth Fund
	1,000.00	968.80	0.20	0.99	1,000.00	1,024.20	0.20	1.02
JNAM Guidance - Maximum Growth Fund
	1,000.00	957.40	0.22	1.09	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Alt 100 Fund
	1,000.00	970.10	0.22	1.09	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Equity 100 Fund
	1,000.00	953.50	0.22	1.08	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Fixed Income 100 Fund
	1,000.00	981.10	0.22	1.10	1,000.00	1,024.09	0.22	1.12
JNAM Guidance - Real Assets Fund
	1,000.00	912.40	0.22	1.06	1,000.00	1,024.09	0.22	1.12
JNL/American Funds Global Growth Fund
	1,000.00	988.70	0.52	2.61	1,000.00	1,022.59	0.52	2.65
JNL/American Funds Growth Fund
	1,000.00	1,007.50	0.67	3.39	1,000.00	1,021.83	0.67	3.41

†Expenses paid by each Fund during the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

*The annualized expense ratio does not include expenses of each Fund’s respective Master Fund or Underlying Fund.

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Other Federal Income Tax Information The following Funds designate consent distributions deemed paid as long term capital gain distributions:

Long Term Consent Distribution (in thousands)
JNAM Guidance - Growth Fund	$1,760
JNAM Guidance - Maximum Growth Fund	1,207
JNL/American Funds Global Growth Fund	5,472
JNL/American Funds Growth Fund	29,044

JNL Tactical ETF Funds

Jackson National Asset Management, LLC

(Unaudited)

JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, and JNL Tactical ETF Growth Fund (collectively "JNL Tactical ETF Funds") seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds ("ETFs"). The JNL Tactical ETF Funds' asset allocation is determined by the Funds' Adviser through a proprietary asset allocation model. The Funds' Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

For the year ended December 31, 2015, all three of the JNL Tactical ETF Funds outperformed their respective blended benchmarks. JNL Tactical ETF Conservative Fund outperformed its blended benchmark by 15 basis points ("bps"); JNL Tactical ETF Moderate Fund outperformed its blended benchmark by 64 bps; and the JNL Tactical ETF Growth Fund outperformed its blended benchmark by 88 bps. The outperformance of the Funds was primarily attributable to favorable positioning within the international equity and domestic equity sleeves. Within international equities, the JNL Tactical ETF Funds' allocation to the iShares MSCI Emerging Markets Minimum Volatility ETF and the iShares MSCI Europe Financials ETF were the biggest relative contributors. Within domestic equities, the JNL Tactical ETF Funds' allocation to the iShares MSCI USA Quality Factor ETF and the iShares U.S. Healthcare ETF were the biggest contributors. The Funds' overweight exposure to short dated high yield was a modest detractor. At year end, the JNL Tactical ETF Funds were positioned with a slight overweight to equities and a tilt toward high quality. Within fixed income, the Funds remain underweight to U.S. Treasuries and overweight to corporate bonds.

JNL Tactical ETF Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	50.1%
Domestic Equity	32.3
International Equity	6.6
Emerging Markets Equity	1.3
Short Term Investments	9.7
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL Tactical ETF Conservative Fund outperformed its primary benchmark by posting a return of 0.28% compared to -1.11% for the Dow Jones Moderately Conservative Index. The Fund outperformed its blended benchmark return of 0.13% for the 30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 60% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Moderate Fund

Portfolio Composition†:

Domestic Equity	42.0%
Domestic Fixed Income	32.7
International Equity	10.8
Emerging Markets Equity	3.8
Short Term Investments	10.8
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL Tactical ETF Moderate Fund outperformed its primary benchmark by posting a return of 0.15% compared to -1.21% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -0.49% return for the 40% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 40% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Growth Fund

Portfolio Composition†:

Domestic Equity	50.9%
Domestic Fixed Income	15.3
International Equity	15.1
Emerging Markets Equity	4.8
Short Term Investments	13.9
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL Tactical ETF Growth Fund outperformed its primary benchmark by posting a return of 0.00% compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of -0.88% for the 55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 20% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Funds (continued)

Jackson National Asset Management, LLC

(Unaudited)

JNL Tactical ETF Conservative Fund

**30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 60% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	0.28%
Since Inception	3.90
(Inception date February 6, 2012)

JNL Tactical ETF Moderate Fund

**40% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	0.15%
Since Inception	5.97
(Inception date February 6, 2012)

JNL Tactical ETF Growth Fund

**55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	0.00%
Since Inception	7.30
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/AQR Risk Parity Fund

AQR Capital Management, LLC.

(Unaudited)

Portfolio Composition†:

Government Securities	29.5%
Short Term Investments††	70.5
Total Investments	100.0%

†Total Investments as of December 31, 2015.

††In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2015, JNL/AQR Risk Parity Fund underperformed its primary benchmark by posting a return of -10.31% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund also underperformed its blended benchmark return of -0.80% for the 60% MSCI All Country World Index and 40% Barclays Global Aggregate Hedged Index.

The Fund is designed to take equal risk from three different risk sources: equity risk (global developed and emerging equities), nominal interest rate risk (global developed nominal bonds) and inflation risk (commodities, inflation linked bonds, and emerging currencies). Significant losses in inflation sensitive assets drove Fund performance while equities experienced modest losses and nominal bonds experienced modest gains. Equity risk detracted -1.8% as markets fell sharply in August and September on concerns over slower Chinese growth and subsequently rebounded as fears eased in the fourth quarter on accommodative European Central Bank rhetoric and better than expected economic data. Emerging markets significantly underperformed developed markets as Chinese growth slowed, commodity prices fell and political uncertainty increased. Nominal bonds contributed +0.8% during the year. Bond yields were mostly up on the year, but returns were generally positive due to roll down and carry. Inflation sensitive assets detracted -8.5% from the Fund, with all three underlying sleeves of the Fund experiencing losses: commodities (-6.9%), inflation linked bonds (-0.4%) and emerging currencies (-1.2%).

Commodity markets were down substantially during the year, driven by excess production, weak demand and a stronger U.S. Dollar. Inflation linked bonds detracted as inflation expectations fell in tandem with commodities. Emerging currencies depreciated against a stronger U.S. Dollar on falling commodity prices, political uncertainty and worse than expected economic data.

The Fund invests entirely in futures, forward foreign currency contracts and swaps to gain its long exposure to the various underlying markets with the exception of inflation linked bonds, which are held as cash securities. As of year end 2015, the Fund's target volatility has been temporarily reduced to 8.2% as a result of our systematic risk management processes. The Fund targets equal risk amongst the risk categories with gross notional exposures of 28%, 103% and 60% to equities, nominal bonds and inflation sensitive assets, respectively. The Fund's total gross notional exposure is 191%.

JNL/AQR Risk Parity Fund

**60% MSCI All Country World Index, 40% Barclays Global Aggregate Hedged Index

Average Annual Total Returns*
1 Year	-10.31%
Since Inception	-1.14
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/BlackRock Global Long Short Credit Fund

BlackRock Financial Management, Inc.

BlackRock International Limited

BlackRock (Singapore) Limited

(Unaudited)

Long Investments Portfolio Composition†:

Financials	20.0%
Non-U.S. Government Agency Asset-Backed Securities	10.8
Consumer Discretionary	8.0
Health Care	6.3
Information Technology	4.8
Telecommunication Services	3.4
Government Securities	3.3
Industrials	3.1
Energy	2.3
Materials	1.5
Utilities	1.0
Consumer Staples	0.6
Purchased Options	0.1
Short Term Investments	34.8
Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Government Securities	30.9%
Financials	20.2
Energy	17.3
Consumer Discretionary	6.3
Consumer Staples	5.8
Information Technology	5.4
Materials	4.9
Telecommunication Services	4.6
Health Care	2.8
Industrials	1.4
Utilities	0.4
Total Short Investments	100.0%

†Total Long Investments represent 116.7% of net assets and Total Short Investments represent (18.3%) of net assets as of December 31, 2015.

For the year ended December 31, 2015, JNL/BlackRock Global Long Short Credit Fund underperformed its benchmark by posting a return of -1.35% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

With the exception of the first quarter, it was largely a difficult year for global credit, and in this light, U.S. strategies performed well in aggregate while European credit was an overall detractor, due largely to event trades, in particular a long position in Portuguese bank, Novo Banco SA, which was negatively impacted at the end of December following the decision by the Bank of Portugal to reclassify certain liabilities which had previously been transferred to Novo Banco SA from Banco Espirito Santo SA back to Banco Espirito Santo SA, resulting in a significant markdown to the bonds. This was a highly improbable and unfortunate event. Additional detractors included an event trade in a Spanish infrastructure company and European crossover index hedges. The largest positive driver of performance was an allocation to bank loans which held up very well despite severe market volatility during the fourth quarter. Additional positive contributors to return throughout the year included positioning in European subordinated financials and U.S. and European bank capital securities, as well as long positions in European high yield bonds, with a focus on telecommunications and cable issuers.

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to hedge or manage overall credit risk. Derivatives had a net positive impact on performance.

During the year exposures were relatively unchanged until the fourth quarter, where we made significant risk reductions to our higher beta exposures in European credit, selling down high yield, financials, hybrid securities and convertible bonds. In the U.S., while we were tactical throughout the year, we also reduced risk in the fourth quarter as we became more cautious on headwinds for credit.

Although the macro environment for global credit remains relatively favorable, with further easing by the European Central Bank and the U.S. Federal Reserve's "dovish hike" likely to keep global monetary policy sufficiently accommodative, we believe a degree of caution is warranted. Significant concerns remain, including commodity prices, the impact of a stronger U.S. Dollar, China and emerging markets growth, rising geopolitical and socio-economic risks and idiosyncratic shocks. These factors could create headwinds for risk assets, and we expect volatility and risk premiums to remain elevated. As we look toward 2016, the bottom up picture for global credit is evolving, with the cycle advancing, technicals shifting and credit metrics deteriorating in certain sectors. Taking these factors into consideration, we believe material spread compression is unlikely despite attractive valuations in select parts of the market. At year end, our exposures were 80% long, 46% short and 34% net long and reflect a reduction in risk, though we continue to favor high yield and bank loans versus a tactical short position in investment grade credit. We will continue to be active in taking advantage of dislocations, elevated uncertainty, increased dispersion and changes in relative value, with an eye toward security and sector selection.

JNL/Blackrock Global Long Short Credit Fund

Average Annual Total Returns
1 Year	-1.35%
Since Inception	0.31
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA U.S. Micro Cap Fund

Dimensional Fund Advisors LP

(Unaudited)

Portfolio Composition†:

Financials	20.5%
Industrials	18.2
Information Technology	14.9
Consumer Discretionary	13.3
Health Care	10.4
Materials	4.1
Consumer Staples	3.1
Utilities	2.2
Energy	2.2
Telecommunication Services	1.7
Short Term Investments	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/DFA U.S. Micro Cap Fund outperformed its primary benchmark by posting a return of -4.84% compared to -5.16% for the Russell Microcap Index.

The Fund underperformed its other benchmark, the Russell 2000 Index, which returned -4.41%. There was a negative size premium within small cap stocks, with micro cap stocks underperforming larger small cap stocks.

The Fund outperformed the Russell Microcap Index by 0.32%. The Fund's investment in larger stocks than those in the Russell Microcap Index contributed to relative performance due to the negative size premium. The Fund targets the smallest 5% of companies, while the benchmark was focused on the smallest 2.5% of companies. Additionally, the Fund generally excluded high priced, low profitability companies, which benefited the Fund as well, as stocks in this category held in the Russell Microcap Index performed relatively poorly. The Fund generally excluded real estate investment trusts ("REITs"), which also contributed to its relative outperformance.

The Fund underperformed the Russell 2000 Index by 0.43%. The Fund's emphasis on smaller stocks than the Russell 2000 Index detracted due to the negative size premium. The Fund targets the smallest 5% of companies, while the Russell 2000 Index was focused on the smallest 7%-8% of companies. The Fund generally excluded REITs, which contributed to its relative performance.

Dimensional Fund Advisors LP ("DFA") has long emphasized consistency, cost awareness and diversification as the most reliable way to capture the expected return premiums associated with lower relative price, lower market capitalization, and higher expected profitability. Though there may be periods where they are not rewarded, we maintain the emphasis on these premiums in all market environments for our strategy in the Fund.

JNL/DFA U.S. Micro Cap Fund

Average Annual Total Returns
1 Year	-4.84%
Since Inception	10.96
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DoubleLine Total Return Fund

DoubleLine Capital LP

(Unaudited)

Portfolio Composition†:

U.S. Government Agency Mortgage-Backed Securities	47.9%
Non-U.S. Government Agency Asset-Backed Securities	41.4
Short Term Investments	10.7
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/DoubleLine Total Return Fund outperformed its benchmark by posting a return of 1.69% compared to 0.55% for the Barclays U.S. Aggregate Bond Index. Within agency residential mortgage backed securities ("RMBS"), inverse floating rate securities and inverse interest only securities were the best performers from a total return perspective. Despite the LIBOR rising toward the end of the year due to the anticipation of the U.S. Federal Reserve's rate hike, both subsectors contributed strong interest carry as the LIBOR remained closer to their lows for most of the trailing year. Agency fixed rate collateralized mortgage obligations and pass-throughs suffered from price declines as interest rates broadly rose for the year; however, strong interest income offset those declines. Within the non-Agency RMBS side of the Fund, prime bonds were the largest contributors to total return, attributed to a combination of modest price gains and robust coupon returns. In contrast, subprime bonds slightly detracted from performance as the sector experienced weakening valuations; however, the

Fund continues to have a small allocation to this portion of the credit spectrum. Increased volatility in credit markets in the latter half of the year, as well as regulatory concerns going forward, resulted in collateralized loan obligations slightly detracting from performance as credit spreads widened; however, the Fund has leaned toward the higher end of the credit spectrum, which has outperformed the lower portions of the capital stack. Commercial mortgage backed securities contributed positively to performance, driven largely by high interest carry, but the sector did face some price declines largely seen in the latter half of the year as macro concerns related to Europe and China negatively impacted the space.

JNL/DoubleLine Total Return Fund

Average Annual Total Returns*
1 Year	1.69%
Since Inception	3.54
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

(Unaudited)

Portfolio Composition†:

Government Securities	81.1%
Financials	2.6
Industrials	1.2
Energy	0.8
Purchased Options	0.8
U.S. Government Agency Mortgage-Backed Securities	0.7
Investment Companies	0.4
Consumer Staples	0.3
Utilities	0.2
Short Term Investments††	11.9
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2015.

††In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2015, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund outperformed its primary benchmark by posting a return of 2.01% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed one of its other benchmarks, the Credit Suisse Global Macro Hedge Fund Index, which returned 0.17%.

The Dollar Bloc region was a top contributor to performance for the year. Primary contributors included short currency positions in the Australian and New Zealand Dollar.

Eastern Europe was another positive performing region led by interest rate and credit exposures, while currency positioning hurt performance. Long local exposure in Serbia as well as credit positions in Slovenia and Cyprus contributed positively to performance. Long exposure to the Polish Zloty versus the Euro and short exposure to Hungary's Forint versus the Euro detracted from performance.

In Western Europe, currency positions contributed the most to regional gains. Long exposure to Iceland's Krona versus the Euro was a top performer.

In the Middle East and Africa regions, positive performance was driven by interest rate positioning. A short Saudi Arabian interest rate position was the main contributor. Sovereign credit exposure detracted from performance. Long positions in Zambian credit as well as long Iraqi credit were top detractors.

The Latin America region finished flat for the year. Losses in currency and interest rate positions were offset by gains in sovereign credit. Credit investments in Venezuela and Argentina led gains. Top detractors in the region included long positions in Brazilian interest rates and the Mexican Peso.

In Asia, regional performance slightly detracted. Equity and currency exposures experienced losses, while interest rate positions contributed. With long Chinese duration exposure aiding performance, long positions in Chinese and Indian equities detracted from performance.

Regarding exposure, the Fund ended the year being net long the U.S. Dollar. The Fund's credit spread duration finished near two years at year end. The Fund's U.S. duration remained close to one year during the year, while non-U.S. duration remained modestly positive in the rest of the world.

The Fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as determined by the portfolio management team. The Fund primarily uses foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among others.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Average Annual Total Returns
1 Year	2.01%
Since Inception	0.63
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Epoch Global Shareholder Yield Fund

Epoch Investment Partners, Inc.

(Unaudited)

Portfolio Composition†:

Financials	15.6%
Telecommunication Services	14.8
Utilities	14.7
Consumer Staples	13.2
Industrials	9.1
Energy	7.6
Health Care	6.8
Information Technology	4.7
Consumer Discretionary	4.4
Materials	4.1
Short Term Investments	5.0
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/Epoch Global Shareholder Yield Fund underperformed its benchmark by posting a return of -4.99% compared to -0.87% for the MSCI World Index.

The Fund's returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the year. We believe understanding this steady approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

The Fund's relative performance was most significantly impacted by stock selection and an overweight position in the energy sector and stock selection and an underweight position in the consumer discretionary sector. Stock selection in consumer staples helped offset some of the losses. From a regional perspective, stock selection in the U.S. was the largest detractor to relative results while stock selection in Germany was the largest contributor. Among the stocks that provided the most significant contribution were Reynolds American Inc., TECO Energy Inc. and Imperial Tobacco Group Plc, while Kinder Morgan Inc. and

Potash Corp. of Saskatchewan Inc. ("Potash") were among the most significant detractors. During the fourth quarter the Fund exited Kinder Morgan Inc. and reduced Potash as our confidence in our ability to collect attractive levels of cash distributions to shareholders came down.

Sector weights are generally a function of our bottom-up stock selection process. During the year, the Fund's largest reduction in exposure was in the utilities, materials and energy sectors. Sector weightings within financials, industrials and telecommunication services experienced the largest increase. At the end of the year, the Fund's largest overweight positions were in the utilities and telecommunication services sectors, while the largest underweight positions were in the information technology and consumer discretionary sectors. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

JNL/Epoch Global Shareholder Yield Fund

Average Annual Total Returns
1 Year	-4.99%
Since Inception	7.62
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/FAMCO Flex Core Covered Call Fund

Ziegler Capital Management, LLC

(Unaudited)

Portfolio Composition†:

Industrials	25.1%
Consumer Discretionary	18.1
Financials	13.0
Information Technology	11.8
Health Care	9.1
Consumer Staples	8.6
Telecommunication Services	5.7
Energy	4.3
Materials	3.2
Short Term Investments	1.1
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/FAMCO Flex Core Covered Call Fund underperformed its primary benchmark by posting a return of -3.21% compared to 5.24% for the CBOE BuyWrite Monthly Index. The Fund underperformed its other benchmark, the S&P 500 Index, which returned 1.38%.

The unusually large performance disparity between growth and value companies during 2015 was the major driver of returns in the Fund, as the S&P 500 Growth Index outperformed the S&P 500 Value Index by nearly 900 basis points. With the Fund's overweight of high quality, stable earning dividend payers, it resembles the characteristics of large cap value indices such as the Dow Jones Industrial Average Index, which underperformed the S&P 500 Index. The year's underperformance is disappointing because the Fund expected to outperform the S&P 500 Index in relatively flat equity markets, which it has done historically. Prior to 2015, the Sub-Adviser's covered call strategy outperformed the primary benchmark since the Fund's inception. We prudently select stocks with reasonable valuations and stable earnings, which we expect will add value over an economic cycle, but there are periods when this style can underperform. Opportunely, we believe the stocks in the Fund are now attractively valued relative to the rest of the market. At year end, the Fund had a forward Price Earnings ("P/E") ratio of 14.7 and a dividend yield of 2.9%; both more attractive than the S&P 500 Index, which had a forward P/E ratio of 17.4 and a yield of 2.4%. Comparing current P/E ratios to their 10 year averages, the S&P 500 Growth Index is 29% overvalued, the S&P 500 Index is 10% overvalued and S&P 500 Value Index is 3% undervalued.

The call options in the Fund added 3.2% to the Fund's return during the year vs. 3.9% for the benchmark. The call options contributed most to performance in the consumer discretionary and industrial sectors. Stocks exposed to housing and defense contributed most to performance, while energy companies were some of the largest detractors, despite an underweight in the sector.

Due to the undervalued nature of the stocks in the Fund relative to the broad market, the call options are positioned to capture more upside stock appreciation potential as we enter 2016. We continue to view U.S. large cap value as an attractive asset class, especially when combined with call premiums for additional income and downside protection.

JNL/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
1 Year	-3.21%
Since Inception	5.25
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard International Strategic Equity Fund

Lazard Asset Management LLC

(Unaudited)

Portfolio Composition†:

Financials	25.5%
Consumer Discretionary	15.9
Health Care	12.9
Consumer Staples	12.1
Telecommunication Services	6.2
Materials	6.2
Industrials	5.0
Energy	4.3
Information Technology	2.5
Short Term Investments	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/Lazard International Strategic Equity Fund outperformed its benchmark by posting a return of 4.41% compared to -0.81% for the MSCI EAFE Index.

The Fund outperformed the broader market in 2015, driven by stock selection across most sectors and regions. In the materials sector, the Fund's holdings, such as beverage can maker, Rexam Plc, held up well, while relative performance benefited from the lack of holdings in mining companies. In the industrials sector, power tools company, Makita Corp. of Japan, and lock maker, Assa Abloy AB of Sweden, saw improving construction markets. Auto supplier, Valeo SA, gave very encouraging profit guidance, while Japan Tobacco and ingredients maker, Kerry Group Plc, reported good progress through a difficult year. In the financials sector, Italian asset manager, Mediolanum SpA, had very strong inflows, while Finnish financial services business, Sampo Oyj, continued to benefit from its very strong capital discipline. In Japan, specialist constructor, Daiwa House Industry Co. Ltd, was helped by improving end markets. Finally, in the technology sector, specialist used car platform, AutoTrader.com Inc., rose strongly after its initial public offering was helped by solid business performance.

On the negative side, stock selection in the healthcare sector was weak. UK private hospital company, Spire Healthcare Group Plc, was hurt by short term changes in government funding policies, while specialist gloves maker, Ansell Ltd., struggled against a backdrop of weak industrial demand.

Global growth is slowing as China continues to adjust its economic model, liquidity is withdrawn from the emerging markets and as the commodity and energy boom unwinds. Consumers broadly look better positioned in developed markets and there are a few signs of labor tightness in the U.S. and Japan. Many areas in technology and healthcare also remain strong. Generally, corporates remain in a healthy condition, but profit forecasts, and in some cases margins, are under pressure in a number of areas. Credit is also showing some early signs of deterioration.

Yet, share prices today appear dependent on both some level of economic recovery and a continuation of currently, very low interest rates. This is dangerous, as over the medium term it is an unlikely combination.

The portfolio team continues to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at attractive valuations and remains confident that the strong track record of the Fund will continue in a variety of market conditions.

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
1 Year	4.41%
Since Inception	6.85
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Frontier Markets 100 Index Fund

(Formerly, JNL/Franklin Templeton Frontier Markets Fund)

Mellon Capital Management Corporation

(Unaudited)

Portfolio Composition†:

Financials	33.2%
Telecommunication Services	15.3
Energy	10.8
Consumer Staples	10.6
Investment Companies	6.8
Materials	6.7
Industrials	5.2
Utilities	3.8
Health Care	1.9
Information Technology	0.5
Consumer Discretionary	0.2
Short Term Investments	5.0
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/Mellon Capital Frontier Markets 100 Index Fund underperformed its benchmark by posting a return of -14.94% compared to -13.80% for the MSCI Frontier Markets 100 Index.

For the period January 1, 2015 through September 27, 2015, the Fund was sub-advised by Templeton Asset Management Ltd. During this period, the Fund posted a return of -14.15% compared to -12.29% for the MSCI Frontier Markets Index.

Geographically, key relative detractors included allocations to Egypt, South Africa, Zimbabwe and Qatar, which underperformed the MSCI Frontier Markets Index. Stock selection in Kuwait, Romania and Vietnam also hindered relative returns. In sector terms, major detractors included stock selection in telecommunication services, materials and health care.

Key individual detractors included investments in South Africa-listed MTN Group Ltd., Africa's largest cellular network in subscriber terms; Global Telecom Holding – GDR, an Egypt-listed telecommunications company with operations in the Middle East, Africa and Asia; and Econet Wireless Zimbabwe Ltd., Zimbabwe's largest telecommunication services provider.

During the period, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund's performance because investments in securities with non-U.S. currency exposure lost value as the U.S. Dollar rose.

However, many of the Fund's holdings contributed to the Fund's relative performance. Geographically, key contributors included allocations to countries that outperformed the MSCI Frontier Markets Index, notably Botswana, Senegal, United Arab Emirates, South Korea and Panama. Relatively low allocations to Argentina and Kazakhstan, which underperformed the MSCI Frontier Markets Index, also aided relative results, as did stock selection in these countries. Additionally, stock selection in Pakistan helped relative performance. In sector terms, stock selection in financials, energy, consumer staples and industrials aided relative performance.

Notable individual contributors included investments in Letshego Holdings Ltd., a Botswana-listed financial services provider with operations in Southern Africa and East Africa; and Nostrum Oil and Gas LP – GDR, which is engaged in the exploration and production of oil and gas products in Kazakhstan. The Fund's position in Fauji Fertilizer Co. Ltd., Pakistan's biggest fertilizer manufacturer and marketer, also benefited Fund performance.

Effective September 28, 2015, Mellon Capital Management Corporation assumed management responsibility for the Fund. At that time, the Fund's investment strategy changed from an actively managed fund to a passive index strategy. For the period September 28, 2015 through December 31, 2015, the Fund posted a return of -0.42% compared to -0.77% for the MSCI Frontier Markets 100 Index. Fund performance tends to differ from that of its benchmark due to the Fund's operating and management expenses.

The investment objective of the Fund is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund's overall weightings to the MSCI Frontier Markets 100 Index weightings, while minimizing transaction costs.

Largest contributors to and detractors from the Fund's performance: Grupo Financiero Galicia SA (+52.0%) and Banco Macro SA (+54.2%) contributed 0.8% and 0.7%, respectively, to the Fund's return while Zenith Bank Plc (-22.4%) and Guaranty Trust Bank Plc (-24.7%) detracted -0.6% and -0.5%, respectively, from the Fund's return. Argentina (+21.9%) and Vietnam (+6.6%) contributed 2.5% and 0.5%, respectively, to the Fund's return while Nigeria (-11.1%) and Kuwait (-3.4%) detracted -1.5% and -0.7%, respectively, from the Fund's return. Utilities (+19.1%) and consumer staples (+1.1%) contributed 0.5% and 0.3%, respectively, to the Fund's return while financials (-2.7%), materials (-5.7%) and industrials (-3.6%) detracted -1.1%, -0.4% and -0.2%, respectively, from the Fund's return.

JNL/Mellon Capital Frontier Markets 100 Index Fund

1Effective September 28, 2015, the Fund changed its primary benchmark from the MSCI Frontier Markets Index to the MSCI Frontier Markets 100 Index because the index construction methodology of the the MSCI Frontier Markets 100 Index more closely tracks the index Fund's allocations.

Average Annual Total Returns
1 Year	-14.94%
Since Inception	-3.33
(Inception date September 10, 2012)
Mellon Capital Management assumed portfolio management responsibility on September 28, 2015.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Neuberger Berman Funds

Neuberger Berman Fixed Income LLC

(Unaudited)

JNL/Neuberger Berman Currency Fund

Portfolio Composition†:

Government Securities	61.0%
Short Term Investments††	39.0
Total Investments	100.0%

†Total Investments as of December 31, 2015.

††The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

For the year ended December 31, 2015, JNL/Neuberger Berman Currency Fund outperformed its benchmark by posting a return of 1.89% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The U.S. Dollar, the Japanese Yen and the Swiss Franc outperformed the other major currencies in 2015, while the Canadian Dollar, the Norwegian Krone and the New Zealand Dollar were the worst performing currencies. The currency strategy, fully implemented through non-deliverable forward foreign currency contracts, generated a positive return in 2015, with the best performing positions being the short positions in the Canadian Dollar, the New Zealand Dollar and the Australian Dollar. Conversely, the worst performing positions were the long positions in the Norwegian Krone and the Swedish Krona.

The collateral portion of the Fund has been invested in U.S. Treasuries and Agencies. Given the low level of interest rates, duration has been managed conservatively.

At the end of 2015, the largest long exposures in the Fund were approximately 18% Norwegian Krone and 15% U.S. Dollar. Conversely, the largest short exposures were approximately 33% Swiss Franc and 17% Australian Dollar.

Looking to 2016, we see inflation and monetary policy remaining key drivers of the currency market. With few exceptions, we believe economic growth has moderated and inflation is generally tepid around the world. As a result, many central banks have continued to pursue accommodative monetary policies. While slack in the U.S. economy remains, in our view, its recovery is sustainable and inflation will move modestly higher over the next year. Thus, we believe the U.S. Federal

Reserve is likely to gradually raise rates in 2016, which could be supportive for the U.S. Dollar on the margin.

In contrast, lack of inflation in Europe and in Japan has forced the European Central Bank and the Bank of Japan to maintain an accommodative stance, despite a gradual pick-up in economic activity. Despite loose monetary policy and unfavorable yield differentials, we believe the Euro and the Yen to be range bound as the macroeconomic picture may gradually improve in both regions.

Elsewhere, we have a negative view on the Swiss Franc. In 2015, it was generally viewed as a safe haven given the turmoil in Greece. With this being less of a concern, we believe the Swiss Franc could depreciate. In terms of the commodity currencies, the Australian and New Zealand Dollars have been dragged down by falling commodity prices and weak emerging market demand. While we have a less negative longer term outlook for both currencies, we remain cautious for the time being.

JNL/Neuberger Berman Currency Fund

Average Annual Total Returns
1 Year	1.89%
Since Inception	1.29
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Neuberger Berman Funds (continued)

Neuberger Berman Fixed Income LLC

(Unaudited)

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

Portfolio Composition†:

Non-U.S. Government Agency Asset-Backed Securities	29.4%
Financials	25.8
Energy	5.6
Health Care	4.8
Information Technology	4.0
Government Securities	3.2
Materials	2.3
Consumer Discretionary	1.5
Utilities	1.5
Industrials	1.4
Short Term Investments	20.5
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/Neuberger Risk Balanced Commodity Strategy Fund underperformed its benchmark by posting a return of -25.06% compared to -24.66% for the Bloomberg Commodity Index.

2015 was a challenging year for the asset class, with almost all commodities declining. Crude oil and agricultural commodities were negatively affected by abundant supply, while industrial metals moved lower based on concerns about Chinese growth and global economic implications. Anticipation for higher U.S. interest rates strengthened the U.S. Dollar ("USD") and adversely affected commodities, which are generally priced in USD. Typically a safe haven asset, gold did not perform despite the Greek crisis and the Chinese equity crash in the summer. The Volkswagen AG emissions cheating scandal hurt platinum, which is used in catalytic converters, as the market worried about future demand of diesel cars. Weather related activity boosted cocoa, one of the very few commodities to post a gain in 2015, while the mild winter due to El Niño dampened natural gas and heating oil demand. Livestock supplies grew in 2015, but exports were limited due to the U.S. Dollar strength. A World Health Organization report linking meat products to cancer was also detrimental to the sector.

The Fund uses futures contracts to gain exposure to the commodities asset class. Relative to the benchmark, on a sector level, the Fund added value in energy, livestock and industrial metals but fell behind with regard to agriculture, precious metals and softs. The Fund was generally underweight in energy, particularly natural gas, which boosted relative performance. Livestock declined less than the benchmark, so an overweight to the sector was beneficial. In industrial metals, an allocation to lead, which was the best performing in its sector, provided positive attribution as it is not part of the benchmark. Cocoa and cotton, part of the "softs," were the only commodities to post gains. As a result, the out of benchmark allocation to cocoa, as well as an overweight to cotton, added value on a relative basis, though this was offset by an underweight to sugar, which performed better than the overall benchmark.

At year end, the Fund was overweight industrial metals, precious metals and livestock, while underweight agriculture and softs. Energy exposure was about flat relative to the benchmark, though the constituency differed; the Fund is significantly underweight natural gas, and has an allocation to gas oil for diversification.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

Average Annual Total Return
1 Year	-25.06%
Since Inception	-27.74
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Nicholas Convertible Arbitrage Fund

Nicholas Investment Partners, L.P.

(Unaudited)

Long Investments Portfolio Composition†:

Information Technology	37.0%
Health Care	23.3
Consumer Discretionary	12.0
Industrials	5.9
Energy	5.7
Financials	5.1
Materials	3.1
Consumer Staples	1.6
Investment Companies	0.5
Short Term Investments	5.8
Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Information Technology	34.9%
Health Care	29.6
Consumer Discretionary	13.6
Financials	5.2
Industrials	5.0
Energy	3.9
Consumer Staples	3.4
Materials	2.1
Investment Companies	2.3
Total Short Investments	100.0%

†Total Long Investments represent 98.4% of net assets and Total Short Investments represent (37.0%) of net assets as of December 31, 2015.

For the year ended December 31, 2015, JNL/Nicholas Convertible Arbitrage Fund underperformed its primary benchmark by posting a return of -2.96% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its other benchmark which posted a return of 0.81% for the Credit Suisse Convertible Arbitrage Hedge Fund Index.

Losses were somewhat limited by positive contributions from the Fund's short positions. However, the Fund's long exposures worked against performance. On a net basis, healthcare and technology exposures made the largest positive contribution to returns. Additive positions included Valeant Pharmaceuticals International Inc. (branded generics), Incyte Corp. (orphan drug treatments) and Palo Alto Networks Inc. (cybersecurity systems).

Prolonged weakness in oil prices and strengthening of the U.S. Dollar created significant headwinds for energy and industrials positions, accounting for the heaviest drag on performance. Negative outliers included Chesapeake Energy Corp. (onshore oil & gas), Navistar International Corp. (engines and service parts for heavy trucks) and Hornbeck Offshore Services Inc. (deepwater oil & gas).

Throughout 2015, the Fund maintained a moderately conservative credit profile. As the year progressed, the Fund operated with slightly elevated cash levels. The current yield ranged from 1.83% to 2.03% at year end. Effective duration was little changed, ranging from 2.78 to 3.08 years in December. The Fund generally maintained an average investment grade credit quality during the year.

At the start of 2015, market sentiment was favorable and the Fund's delta-adjusted net exposure peaked at 17.5% in the first quarter. With greater uncertainty heading into 2016, the Fund's delta-adjusted net exposure was 5.6% at the end of December.

We continue to actively manage the Fund's hedges of existing positions as stock prices move and as we discern changes in near term fundamentals. Currently, we favor companies with more domestically oriented revenue streams and those with strong financials and the ability to finance growth internally. The Fund's largest exposures heading into 2016 are in technology, healthcare and consumer discretionary, on a net basis. Hedges to energy and industrials have been increased, although the overall net exposure is lightest in these sectors.

JNL/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns
1 Year	-2.96%
Since Inception	0.46
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Credit Income Fund

Pacific Investment Management Company LLC

(Unaudited)

Portfolio Composition†:

Financials	33.6%
Government Securities	30.6
Energy	8.2
Consumer Discretionary	6.1
Health Care	5.3
Non-U.S. Government Agency Asset-Backed Securities	3.9
Information Technology	2.7
Telecommunication Services	2.5
Industrials	2.1
Utilities	1.4
Materials	1.2
Consumer Staples	0.8
U.S. Government Agency Mortgage-Backed Securities	0.7
Short Term Investments	0.9
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/PIMCO Credit Income Fund underperformed its benchmark by posting a return of -0.95% compared to -0.77% for the Barclays U.S. Credit Bond Index.

Global markets struggled as they grappled with fears of a Greek exit from the Eurozone,

uncertainty surrounding emerging market and global growth, and devastation in Paris from terror attacks. Despite periods of elevated financial market volatility, market fundamentals in the U.S. remained strong, prompting the U.S. Federal Reserve to hike the Federal Funds rate for the first time since 2006.

The investment concentration differences relative to the benchmark included an underweight to overall duration and an underweight to investment grade credit ("IGC"). The Fund also had out of index exposure to high yield, non-agency mortgage backed securities ("MBS"), and emerging markets ("EM").

The Fund's curve positioning, including a focus on intermediate maturities and an underweight to the long end of the curve, was negative for performance as the yield curve flattened. However, in EM, exposure to local rates in Brazil detracted from returns as yields sold off during the year, but this was more than offset by exposure to European rates. An overall underweight to IGC, particularly industrials, offset negative returns from tactical high yield exposure to generate positive performance as IGC spreads widened. Additionally, selection among financials led to favorable returns relative to the benchmark. High yield selection in the energy sector hurt performance as those spreads widened amidst a fall in oil prices. An allocation to non-agency MBS, which were supported by limited supply and an ongoing housing recovery, also contributed to performance. Security selection within EM debt contributed to returns. Tactical positioning in taxable municipals was also positive for the Fund's performance. Lastly, defensive positioning against the Euro contributed to performance as the Euro depreciated versus the U.S. Dollar.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to EM local debt, which was negative for relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, the Fund's underweight to the investment grade corporate sector was partly implemented via the use of credit default swaps.

JNL/PIMCO Credit Income Fund

Average Annual Total Returns
1 Year	-0.95%
Since Inception	2.90
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Long Short Credit Fund

PPM America, Inc.

(Unaudited)

Portfolio Composition†:

Financials	25.1%
Consumer Discretionary	17.0
Energy	11.0
Health Care	7.2
Materials	6.8
Industrials	6.5
Utilities	4.5
Consumer Staples	4.3
Telecommunication Services	4.1
Information Technology	3.8
Non-U.S. Government Agency Asset-Backed Securities	2.8
Short Term Investments	6.9
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/PPM America Long Short Credit Fund underperformed its benchmark by posting a return of -3.74% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. As the Fund tracks a cash equivalent benchmark, the Fund was positioned almost entirely out of index throughout the year. Long credit positions in corporate bonds detracted the most from Fund performance, notably the Fund's allocation to the energy sector. The Fund did benefit from short credit positions in credit default swaps and futures used to manage duration, which together comprised the Fund's derivative exposure throughout the year. The Fund also saw strong performance through investments in subordinated securities issued by banks, including a small preferred stock allocation.

Positioning among sectors and credit quality was stable throughout the year. At the beginning of the year, the Fund held approximately 75% in corporate bonds and 20% in corporate loans, which migrated to 70% and 20% by year end. The Fund was well diversified among industries at year end with the top five segments representing 35.2% of total assets: banking 16.9%, electric 6.2%, cable satellite 5.1%, midstream 3.8% and finance companies 3.2%.

JNL/PPM America Long Short Credit Fund

Average Annual Total Returns*
1 Year	-3.74%
Since Inception	-1.33
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/T. Rowe Price Capital Appreciation Fund

T. Rowe Price Associates, Inc.

(Unaudited)

Portfolio Composition†:

Health Care	16.4%
Financials	14.9
Industrials	10.8
Information Technology	10.8
Consumer Discretionary	8.7
Telecommunication Services	4.8
Consumer Staples	4.4
Energy	4.3
Utilities	3.2
Government Securities	0.1
Non-U.S. Government Agency Asset-Backed Securities	0.1
Investment Companies	0.2
Short Term Investments	21.3
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/T.Rowe Price Capital Appreciation Fund outperformed its primary benchmark by posting a return of 4.60% compared to 1.38% for the S&P 500 Index. The Fund outperformed its blended benchmark return of 1.28% for the 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund outperformed the blended benchmark for the year ended December 31, 2015. The Fund's equity holdings drove performance, outpacing the S&P 500 Index. The Fund's fixed income holdings also posted a positive return during the year and slightly outperformed the Barclays U.S. Aggregate Bond Index. Among equity sectors, the health care sector drove relative performance due to both stock selection in Cigna Corp., Thermo Fisher Scientific Inc. and Allergan Inc. and an overweight position; while stock selection in the information technology sector in Fiserv Inc., Visa Inc. and Microsoft Corp. also contributed. On the downside, the consumer discretionary sector detracted from relative results due to both stock selection in Johnson Controls Inc. and Liberty Global Plc and an underweight position. Stock selection in telecommunication services SBA Communications Corp., coupled with an underweight position, also weighed on relative returns.

The five largest purchases during the year were: Marsh & McLennan Cos. Inc., Danaher Corp., Thermo Fisher Scientific Inc., American Tower Corp. and Bank of New York Mellon Corp., which were existing holdings. The five largest sales during the year were: Eli Lilly & Co. and Bank of New York Mellon Corp. which are still held; while Allergan Inc., Cytec Industries Inc. and FirstEnergy Corp. were sold from the Fund.

We marginally reduced our equity weight on strength during the year, as we trimmed holdings within the consumer discretionary, health care and information technology sectors. We also added to select holdings in industrials and financials on weakness. Given the ongoing recovery in equities and considering how far we are into an economic expansion, our outlook remains cautious. The Fund's overall fixed income weight declined from the prior year, as we trimmed select high yield and bank loans and added to investment grade corporate bonds. We continue to believe that high yield is the most attractive asset class on a risk-reward basis. Our decrease in high yields during the year was largely a function of us trying to reduce our overall duration in order to provide protection from rising rates. At the margin, we were also adding to select high yield companies with shorter duration as spreads have continued to widen.

Although volatility returned to the market in 2015, we think some of the headwinds that curbed U.S. company earnings during the year will dissipate somewhat as we move into 2016, leading to accelerating earnings growth for many U.S. companies in the S&P 500 Index. As market leadership begins to shift, we may experience pockets of volatility, but we would use these episodes to add opportunistically to the Fund where we find high quality companies that have compelling valuations. As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to balance our objectives of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

The fund is currently holding equity options generating a total gross exposure equal to approximately 1% of fund assets. These instruments were held at various points throughout the reporting period. The fund also currently has indirect exposure to forward foreign currency contracts and credit default swaps instruments generating minimal gross exposure. Indirect exposure to these instruments also occurred at various points throughout the reporting period.

JNL/T. Rowe Price Capital Appreciation Fund

**60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	4.60%
Since Inception	9.51
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/The Boston Company Equity Income Fund

The Boston Company Asset Management LLC

(Unaudited)

Portfolio Composition†:

Financials	28.4%
Energy	11.9
Information Technology	11.3
Health Care	10.5
Consumer Staples	9.0
Industrials	7.7
Consumer Discretionary	6.5
Materials	5.4
Telecommunication Services	5.4
Utilities	1.0
Short Term Investments	2.9
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/The Boston Company Equity Income Fund outperformed its benchmark by posting a return of -1.72% compared to -3.15% for the S&P 500 Value Index.

On a sector basis, financials and telecommunication services were the Fund's weakest relative performers, while consumer staples and energy were the strongest.

Relative performance in financials was pressured by difficult stock selection among diversified financial services companies, investor uncertainty about capital markets and a lack of exposure to bond proxy real estate investment trusts, which outperformed. In telecommunication services, security selection was challenged by a position in wireline carrier Windstream Holdings Inc., which has suffered revenue declines amid competition from wireless and cable companies. We eliminated our position.

In consumer staples, the Fund's holdings benefited from activist pressure to improve earnings through cost reductions or consolidation. Relative outperformance in the energy sector stemmed from stock selection that favored high quality companies with strong balance sheets.

Within the Fund, we continue to favor economically sensitive, attractively valued sectors over expensive, defensive ones like utilities. In financials, our largest absolute weight, valuations remain attractive, and we are encouraged by expectations for a more conducive interest rate environment, improving capital markets and strong loan growth. We are also overweight information technology, where we favor companies with compelling product cycles, and materials companies specializing in construction aggregates. We have added to our exposure in the energy sector, as we believe the supply and demand imbalance in energy prices is beginning to correct and that exploration & production companies with strong balance sheets and attractive assets are poised to benefit from stabilization and improvement in oil prices. We also added exposure to telecommunication services, where valuations and dividend yields are compelling, and we believe wireless earnings can improve. We have funded these increases by reducing exposure and taking profits among consumer discretionary and health care companies.

JNL/The Boston Company Equity Income Fund

Average Annual Total Returns
1 Year	-1.72%
Since Inception	13.17
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/The London Company Focused U.S. Equity Fund

The London Company of Virginia, LLC

(Unaudited)

Portfolio Composition†:

Industrials	27.1%
Financials	19.6
Consumer Discretionary	16.6
Materials	11.0
Health Care	8.2
Information Technology	4.8
Consumer Staples	3.9
Energy	1.7
Short Term Investments	7.1
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/The London Company Focused U.S. Equity Fund underperformed its benchmark by posting a return of -1.42% compared to 1.01% for the S&P Composite 1500 Index.

U.S. stocks rallied in the fourth quarter finishing the year close to where they started. The first interest rate hike from the U.S. Federal Reserve ("Fed") in years and mixed economic data led to greater volatility and limited upside. Economic news was generally positive during the quarter, but manufacturing data weakened and consumer confidence fell late in the quarter. On the positive side, employment data continued to improve with unemployment at 5% and low single digit growth in hourly earnings. New car sales were strong and housing continued to show modest improvement. Weakness in commodity prices, concern about slowing economic growth in China and the future course of interest rates limited gains throughout the year.

Among the factors impacting relative performance was the narrow leadership in the market, the top 5 stocks in the S&P 500 Index drove 95% of the benchmark's return for the year, which is a record; and the continuing strength of growth and high momentum issues. Growth outperformed value across all market cap ranges for the year.

For the year, the S&P Composite 1500 Index return was led by gains in the consumer discretionary and healthcare sectors. Energy and materials were the main detractors. The Fund's relative underperformance reflects poor sector allocation while stock selection had a positive impact. At the sector level, an overweight of materials and underweight of information technology had a negative impact on relative performance, partially offset by the positive impact of an overweight of consumer discretionary and underweight of utilities.

For the year, the top 5 contributors to relative performance were Smith & Wesson Holding Corp. ("Smith & Wesson"), Orbital ATK Inc. ("Orbital'), Eli Lilly & Co. ("Eli Lilly"), General Electric Co. ("GE"), and Carnival Plc.

The top 5 detractors from relative performance were Tredegar Corp., Old Dominion Freight Line Inc., Apache Corp. ("Apache"), Corning Inc. ("Corning") and MBIA Inc.

During the year we added to or established positions in Orbital, Deere & Co., GE, Martin Marietta Materials Inc., Norfolk Southern Corporation, Altria Group Inc., Berkshire Hathaway Inc., Eli Lilly, and International Business Machines Corp. We trimmed or sold positions in Sturm Ruger & Company Inc., Wells Fargo &

Company, Lorillard Inc., Albemarle Corp., Atwood Oceanics Inc., Apache, Corning and Smith & Wesson.

The landscape entering 2016 does not look much different than the one we just left behind. Recent economic data has been mixed, although the U.S. economy appears healthy outside of the beleaguered energy/commodity sectors. The Fed recently raised interest rates and there may be further rate hikes in the future. While the U.S. economy is in solid shape, slowing economic growth in China, falling commodity prices, and concern over the direction of interest rates may limit significant upside in the near term while leading to greater volatility. In addition, broader market valuations are not what we would describe as cheap. However, we are still finding high conviction investment ideas with a focus on limiting downside risk in each holding.

Our strategy is to focus on stocks from a bottom up standpoint. We seek to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company. Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital including higher dividends, share repurchases and merger and acquisition transactions. Our more conservative strategy is well positioned for a slow growth environment that rewards strong capital allocation.

JNL/The London Company Focused U.S. Equity Fund

Average Annual Total Returns*
1 Year	-1.42%
Since Inception	5.05
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Van Eck International Gold Fund

Van Eck Associates Corporation

(Unaudited)

Portfolio Composition†:

Materials	87.6%
Financials	0.1
Short Term Investments	12.3
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/Van Eck International Gold Fund underperformed its benchmark by posting a return of -26.59% compared to -24.58% for the NYSE Arca Gold Miners Index. On a relative basis, the portfolio held an underweight position in senior mining firms which aided performance, although its overweight exposure to junior companies detracted.

The Fund maintained an emphasis on gold mining companies with strong balance sheets and favorable cost structures, as well as on royalty and streaming companies, which have no operating costs. At the end of 2015, the Fund was almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. At the end of 2015, the Fund's cash holdings represented 2.7% of assets and the Fund held no gold bullion.

Gold stocks posted double digit gains early in 2015. The gains evaporated and stocks underperformed as the gold price dropped during the second half of the year. At a gold price below $1,100, many companies struggle to generate cash flow. At $1,200, things look very different and the sector's cash flow generation increases significantly, as reflected by the strong performance of equities in the first half. Gold companies have made significant changes to the way they run their businesses over the last couple of years, resulting in lower costs, improved capital allocation, lower debt, and an overall healthier sector. Lower fuel prices and weaker currencies are also having a positive impact on production costs.

Among the Fund's top holdings, Australian company, Evolution Mining Ltd. ("Evolution"), was the best performing stock in the Fund, up 110% during the year, following asset acquisitions that transformed the company from a junior to a mid-tier producer. Evolution is also benefiting from the effects of a weaker Australian Dollar on its U.S. Dollar denominated costs. Eldorado Gold Corp. ("Eldorado") underperformed, down 51%, due to actions by the new Greek government that eventually led to a two month suspension of operations and construction activities at its projects in Greece. Although some further delays may occur, we believe the company will be successful in bringing its Greek projects online, giving Eldorado one of the best growth profiles in the sector.

JNL/Van Eck International Gold Fund

Average Annual Total Returns
1 Year	-26.59%
Since Inception	-28.89
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/WCM Focused International Equity Fund

WCM Investment Management

(Unaudited)

Portfolio Composition†:

Health Care	21.2%
Information Technology	18.7
Consumer Staples	12.7
Consumer Discretionary	11.5
Industrials	11.2
Financials	8.6
Materials	6.8
Energy	3.1
Short Term Investments	6.2
Total Investments	100.0%

†Total Investments as of December 31, 2015.

For the year ended December 31, 2015, JNL/WCM Focused International Equity Fund outperformed its benchmark by posting a return of 5.78% compared to -5.66% for the MSCI All Country World ex USA Index.

Stock selection overall was positive, adding about 900 basis points ("bps") of outperformance. Notable contributors included materials, health care and technology, while the only noteworthy detractor for the year was industrials. Allocation was also positive, adding about 345 bps. Overweights to health care and consumer staples, the two best performers in the benchmark, and underweights to financials and energy were the key contributors to this outperformance, with the only mentionable detractor being the Fund's underweight to consumer discretionary. From a regional standpoint, allocation was slightly negative, primarily due to the Fund's overweight to the Americas, while selection added roughly 1,315 bps, due to excellent selection within Europe, mostly in the UK, Denmark, and Spain.

At year end, exposure to emerging markets was about 19%, slightly higher than the benchmark's 16% weight. This was a headwind for the Fund, as developed markets continued to outperform emerging markets in 2015. The largest overweighted sectors at year end were health care (+12%), information technology (+12) and consumer staples (+2%), while our underexposure was to the Fund's perennially underweighted sectors, namely financials (-18%), telecom (-5%) and utilities (-3%). As of year end, the Fund held 32 companies, across

8 sectors, in 25 industries, from 17 countries, denominated in 14 different currencies.

Turnover for the year was roughly 26%. New purchases included CSL Ltd., Icon Plc, Compass Group Plc., Unicharm Corp., Coloplast A/S, Keyence Corp., HDFC Bank Ltd., Perrigo Company Plc. ("Perrigo") and Ctrip.com International Ltd. Sales included Coca-Cola Enterprises Inc.; Perrigo, capturing the takeout premium after the announcement of an unsolicited takeover bid in the second quarter that later fell through and led to the repurchase of the security in the fourth quarter; Canadian National Railway Co.; Fanuc Ltd.; ASML Holding NV ("ASML") and Svenska Cellulosa AB.

Top stock specific detractors were Canadian Pacific Railway Co. (-1.39%), ASML (-0.89%) and Shoprite Holdings Ltd. (-0.55%). Top stock specific contributors were Chr Hansen Holding A/S (1.68%), Tencent Holdings Ltd. (1.42%), and Novo-Nordisk A/S (1.37%).

JNL/WCM Focused International Equity Fund

Average Annual Total Returns*
1 Year	5.78%
Since Inception	4.35
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL Tactical ETF Conservative Fund

	Shares/Par †	Value
INVESTMENT COMPANIES - 97.2%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	110	$4,916
iShares Barclays Capital Intermediate Credit Bond ETF (a)	125	13,454
iShares Core MSCI EAFE ETF (a)	107	5,837
iShares Core S&P 500 ETF	55	11,213
iShares Core Total U.S. Bond Market ETF	128	13,866
iShares MBS ETF	110	11,797
iShares Morningstar Mid-Cap ETF (a)	44	6,308
iShares MSCI Emerging Markets Minimum Volatility ETF (a)	23	1,133
iShares MSCI USA Quality Factor ETF (a)	111	7,136
iShares S&P SmallCap 600 Index Fund (a)	15	1,614
iShares U.S. Healthcare ETF (a)	14	2,144
Total Investment Companies (cost $81,759)		79,418

SHORT TERM INVESTMENTS - 10.5%

Investment Company - 2.7%
JNL Money Market Fund, 0.19% (b) (c)	2,209	2,209

Securities Lending Collateral - 7.8%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	6,336	6,336
Total Short Term Investments (cost $8,545)		8,545

Total Investments - 107.7% (cost $90,304)		87,963
Other Assets and Liabilities, Net - (7.7%)		(6,273)
Total Net Assets - 100.0%		$81,690

(a)              All or a portion of the security was on loan.

(b)              Investment in affiliate.

(c)               Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

JNL Tactical ETF Moderate Fund

INVESTMENT COMPANIES - 98.0%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	171	7,629
iShares Barclays Capital Intermediate Credit Bond ETF	196	20,979
iShares Core MSCI EAFE ETF (a)	415	22,582
iShares Core S&P 500 ETF	156	32,054
iShares Core Total U.S. Bond Market ETF	199	21,449
iShares MBS ETF (a)	172	18,558
iShares Morningstar Mid-Cap ETF (a)	146	20,931
iShares MSCI Emerging Markets Minimum Volatility ETF (a)	163	7,944
iShares MSCI USA Quality Factor ETF (a)	334	21,586
iShares S&P SmallCap 600 Index Fund (a)	68	7,528
iShares U.S. Healthcare ETF (a)	40	5,994
Total Investment Companies (cost $194,926)		187,234

SHORT TERM INVESTMENTS - 11.9%

Investment Company - 2.2%
JNL Money Market Fund, 0.19% (b) (c)	4,165	4,165

Securities Lending Collateral - 9.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	18,588	18,588
Total Short Term Investments (cost $22,753)		22,753

Total Investments - 109.9% (cost $217,679)		209,987
Other Assets and Liabilities, Net - (9.9%)		(18,988)
Total Net Assets - 100.0%		$190,999

(a)              All or a portion of the security was on loan.

(b)              Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

(c)               Investment in affiliate.

JNL Tactical ETF Growth Fund

INVESTMENT COMPANIES - 98.6%
iShares 0-5 Year High Yield Corporate Bond ETF	64	2,862
iShares Barclays Capital Intermediate Credit Bond ETF	67	7,197
iShares Core MSCI EAFE ETF (a)	457	24,873
iShares Core S&P 500 ETF	133	27,156
iShares Core Total U.S. Bond Market ETF	77	8,285
iShares MBS ETF	63	6,833
iShares Morningstar Mid-Cap ETF	156	22,290
iShares MSCI Emerging Markets Minimum Volatility ETF (a)	164	7,987
iShares MSCI USA Quality Factor ETF	276	17,802
iShares S&P SmallCap 600 Index Fund (a)	97	10,700
iShares U.S. Healthcare ETF (a)	40	6,057
Total Investment Companies (cost $149,679)		142,042

SHORT TERM INVESTMENTS - 15.9%

Investment Company - 1.4%
JNL Money Market Fund, 0.19% (b) (c)	1,969	1,969

Securities Lending Collateral - 14.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	20,964	20,964
Total Short Term Investments (cost $22,933)		22,933

Total Investments - 114.5% (cost $172,612)		164,975
Other Assets and Liabilities, Net - (14.5%)		(20,898)
Total Net Assets - 100.0%		$144,077

(a)              All or a portion of the security was on loan.

(b)              Investment in affiliate.

(c)               Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

JNL/AQR Risk Parity Fund (a)

GOVERNMENT AND AGENCY OBLIGATIONS - 28.7%

FRANCE - 4.4%
France Government Inflation Indexed Bond
2.25%, 07/25/20 (b), EUR	365	$453
0.10%, 07/25/21 - 03/01/25 (b), EUR	401	448
1.10%, 07/25/22 (b), EUR	217	263
0.25%, 07/25/24 (b), EUR	407	465
		1,629
GERMANY - 3.9%
Deutsche Bundesrepublik Inflation Indexed Bond
1.75%, 04/15/20 (b), EUR	439	525
0.10%, 04/15/23 - 04/15/26 (b), EUR	808	922
		1,447
UNITED KINGDOM - 4.0%
United Kingdom Inflation Indexed Bond, 0.13%, 03/22/24 - 03/22/26 (b), GBP	937	1,468

UNITED STATES OF AMERICA - 16.4%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/19 - 07/15/24 (b)	4,153	4,082
0.25%, 01/15/25 (b)	1,004	957
0.38%, 07/15/25 (b)	1,003	969
		6,008
Total Government and Agency Obligations (cost $10,702)		10,552

SHORT TERM INVESTMENTS - 68.8%

Investment Companies - 42.5%
JNL Money Market Fund, 0.19% (c) (d)	3,500	3,500
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (d)	12,129	12,129
		15,629
Treasury Securities - 26.3%
U.S. Treasury Bill
0.01%, 01/28/16	$2,948	2,948
0.05%, 03/03/16	1,970	1,970
0.07%, 04/07/16	4,730	4,728
		9,646
Total Short Term Investments (cost $25,275)		25,275

Total Investments - 97.5% (cost $35,977)		35,827
Other Assets and Liabilities, Net - 2.5%		931
Total Net Assets - 100.0%		$36,758

(a)              Consolidated Schedule of Investments.

(b)              Treasury inflation indexed note, par amount is adjusted for inflation.

(c)               Investment in affiliate.

(d)              Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Amsterdam Exchanges Index Future	January 2016	1	$3
ASX SPI 200 Index Future	March 2016	2	12
Australian Commonwealth Treasury Bond Future, 10-Year	March 2016	10	4
Brent Crude Oil Future	April 2016	15	(49)
CAC40 10 Euro Future	January 2016	2	1
Canadian Government Bond Future, 10-Year	March 2016	13	27
Cocoa Future	March 2016	2	2
Coffee ‘C’ Future	March 2016	5	(15)
Corn Future	March 2016	22	(45)
Euro STOXX 50 Future	March 2016	11	3
Euro-Bund Future	March 2016	53	(130)
FTSE 100 Index Future	March 2016	6	24
FTSE/JSE Top 40 Index Future	March 2016	7	10
Gold 100 Oz. Future	February 2016	7	(38)
ICE Gas Oil Future	March 2016	6	(24)
Japanese Government Bond Future, 10-Year	March 2016	4	10
KCBT Wheat Future	March 2016	1	(1)
KOSPI 200 Future	March 2016	3	3
Lean Hogs Future	February 2016	6	(3)
Live Cattle Future	February 2016	1	—
LME Aluminum Future	March 2016	9	(20)
LME Copper Future	March 2016	4	(55)
LME Lead Future	March 2016	1	—
LME Nickel Future	March 2016	1	(10)
LME Zinc Future	March 2016	1	(6)
Natural Gas Future	March 2016	10	22
NY Harbor ULSD Future	March 2016	4	(22)

See accompanying Notes to Financial Statements.

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
RBOB Gasoline Future	March 2016	3	$—
Russell 2000 Mini Index Future	March 2016	4	6
S&P 400 E-Mini Index Future	March 2016	4	3
S&P 500 E-Mini Index Future	March 2016	46	67
S&P/Toronto Stock Exchange 60 Index Future	March 2016	2	2
SGX CNX Nifty Index Future	January 2016	11	1
Silver Future	March 2016	5	(36)
Soybean Meal Future	March 2016	5	(13)
Soybean Oil Future	March 2016	8	1
Sugar #11 (World Markets) Future	March 2016	15	47
Tokyo Price Index Future	March 2016	6	(13)
U.K. Long Gilt Future	March 2016	13	(14)
U.S. Treasury Note Future, 10-Year	March 2016	140	(40)
Wheat Future	March 2016	10	(25)
WTI Crude Oil Future	March 2016	16	(24)
			$(335)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	03/16/2016	CSI	BRL	3,200	$790	$(13)
CHF/USD	03/16/2016	CSI	CHF	10	10	—
CHF/USD	03/16/2016	CSI	CHF	61	61	—
CNH/USD	03/16/2016	CSI	CNH	7,000	1,054	(21)
EUR/USD	03/16/2016	CSI	EUR	2,166	2,358	(16)
GBP/USD	01/05/2016	GSC	GBP	6	9	—
GBP/USD	03/16/2016	CSI	GBP	223	328	(6)
HKD/USD	01/04/2016	CSI	HKD	79	10	—
HKD/USD	03/16/2016	CSI	HKD	801	103	—
HUF/USD	03/16/2016	CSI	HUF	38,369	132	2
HUF/USD	03/16/2016	CSI	HUF	119,631	413	(3)
INR/USD	03/16/2016	CSI	INR	36,100	539	6
KRW/USD	03/16/2016	CSI	KRW	1,261,800	1,074	(11)
MXN/USD	03/16/2016	CSI	MXN	18,200	1,050	(44)
PLN/USD	03/16/2016	CSI	PLN	3,200	814	14
TRY/USD	03/16/2016	CSI	TRY	1,019	343	—
TRY/USD	03/16/2016	CSI	TRY	2,182	733	4
USD/AUD	01/05/2016	JPM	AUD	(3)	(3)	—
USD/AUD	01/05/2016	BCL	AUD	(10)	(7)	—
USD/BRL	03/16/2016	CSI	BRL	(900)	(222)	4
USD/BRL	03/16/2016	CSI	BRL	(200)	(49)	—
USD/CHF	03/16/2016	CSI	CHF	(85)	(85)	1
USD/CNH	03/16/2016	CSI	CNH	(2,400)	(361)	—
USD/EUR	01/05/2016	BCL	EUR	(1)	(1)	—
USD/EUR	01/05/2016	GSC	EUR	(3)	(3)	—
USD/EUR	03/16/2016	CSI	EUR	(7,352)	(8,004)	(177)
USD/GBP	01/05/2016	BCL	GBP	(2)	(3)	—
USD/GBP	03/16/2016	CSI	GBP	(1,216)	(1,793)	33
USD/HKD	03/16/2016	CSI	HKD	(584)	(76)	—
USD/HUF	03/16/2016	CSI	HUF	(56,000)	(193)	1
USD/INR	03/16/2016	CSI	INR	(9,700)	(145)	(3)
USD/INR	03/16/2016	CSI	INR	(2,800)	(42)	—
USD/JPY	01/05/2016	GSC	JPY	(280)	(2)	—
USD/JPY	01/05/2016	BCL	JPY	(900)	(8)	—
USD/KRW	03/16/2016	CSI	KRW	(25,400)	(22)	—
USD/KRW	03/16/2016	CSI	KRW	(403,200)	(343)	(2)
USD/MXN	03/16/2016	CSI	MXN	(5,600)	(323)	2

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
USD/MXN	03/16/2016	CSI	MXN	(400)	$(23)	$—
USD/PLN	03/16/2016	CSI	PLN	(900)	(229)	(2)
USD/PLN	03/16/2016	CSI	PLN	(200)	(51)	—
USD/TRY	03/16/2016	CSI	TRY	(100)	(34)	—
USD/TRY	03/16/2016	CSI	TRY	(1,000)	(336)	(6)
USD/ZAR	03/16/2016	CSI	ZAR	(2,300)	(146)	4
ZAR/USD	01/05/2016	BCL	ZAR	10	1	—
ZAR/USD	03/16/2016	CSI	ZAR	7,700	491	(38)
					$(2,191)	$(271)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
BOA	Bovespa Index Future	02/18/2016	BRL	689	$(8)
BOA	Hang Seng China Enterprises Index Future	01/29/2016	HKD	5,452	(15)
BOA	Hang Seng Index Future	01/29/2016	HKD	1,104	(1)
BOA	KOSPI 200 Future	03/11/2016	KRW	119,855	—
BOA	MSCI Taiwan Index Future	01/28/2016	307		(3)
BOA	SGX CNX Nifty Index Future	01/28/2016	95		—
BOA	Swiss Market Index Future	03/18/2016	CHF	255	8
CGM	Corn Future	03/16/2016	39		(3)
CGM	Cotton No. 2 Future	03/22/2016	93		2
CGM	LME Zinc Future	03/16/2016	140		(19)
CGM	Soybean Future	03/16/2016	435		(2)
MLP	Live Cattle Future	03/15/2016	339		(10)
					$(51)

(1)Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

JNL/BlackRock Global Long Short Credit Fund (a) ‡

	Shares/Par †	Value
COMMON STOCKS - 0.9%

UNITED STATES OF AMERICA - 0.9%
Other Securities		$4,049
Total Common Stocks (cost $4,236)		4,049

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.6%

AUSTRALIA - 0.4%
Other Securities		1,962

CANADA - 0.5%
Air Canada Pass-Through Trust
6.63%, 05/15/18 (c)	350	350
5.38%, 05/15/21 (c)	364	367
5.00%, 12/15/23 (c)	1,600	1,580
		2,297
CAYMAN ISLANDS - 1.3%
Other Securities		5,967

GERMANY - 0.1%
Other Securities		618

IRELAND - 1.4%
Avoca CLO XIII Ltd., 5.37%, 12/29/27 (d) (e), EUR	250	254
Avoca CLO XIV Ltd.
0.00%, 07/12/28 (e) (h), EUR	400	389
4.81%, 07/12/28 (d) (e), EUR	200	195
5.81%, 07/12/28 (d) (e), EUR	100	92
Avoca CLO XV Ltd.
0.00%, 01/15/29 (d) (e), EUR	500	443
5.03%, 01/15/29 (d) (e), EUR	590	586
6.78%, 01/15/29 (d) (e), EUR	230	228
Other Securities		4,292
		6,479
ITALY - 0.3%
Other Securities		1,436

LUXEMBOURG - 0.3%
Other Securities		1,370

NETHERLANDS - 1.3%
North Westerly CLO IV BV
0.00%, 01/15/26 (d) (e), EUR	528	477
1.50%, 01/15/26 (d) (e), EUR	1,950	2,119
Other Securities		3,474
		6,070
PORTUGAL - 0.2%
Other Securities		821

TURKEY - 0.2%
Other Securities		872

UNITED ARAB EMIRATES - 0.2%
Other Securities		889

UNITED KINGDOM - 0.2%
Other Securities		860

UNITED STATES OF AMERICA - 6.2%
American Airlines Pass-Through Trust
6.00%, 01/15/17 (c)	2,319	2,365
6.13%, 07/15/18 (c)	1,750	1,796
6.98%, 05/23/21	734	757
Santander Drive Auto Receivables Trust S-1, 0.00%, 01/31/16 (e) (f) (g) (h)	—	833
Santander Drive Auto Receivables Trust S-4, 0.00%, 09/30/16 (e) (f) (g) (h)	—	1,218
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,713
8.00%, 10/01/19	192	207
6.75%, 06/03/21	593	623
5.38%, 11/15/21	1,516	1,516
Other Securities		16,068
		28,096
Total Non-U.S. Government Agency Asset- Backed Securities (cost $61,469)		57,737

CORPORATE BONDS AND NOTES - 46.8%

CANADA - 0.5%
Air Canada, 6.75%, 10/01/19 (c)	875	908
Other Securities		1,534
		2,442
CZECH REPUBLIC - 0.1%
Other Securities		355

FRANCE - 1.7%
Numericable Group SA
4.88%, 05/15/19 (c)	475	471
5.63%, 05/15/24 (e), EUR	810	890
6.25%, 05/15/24 (c)	270	261
Societe Generale SA, 5.63%, 11/24/45 (c)	550	527
Other Securities		5,524
		7,673
GERMANY - 3.5%
Aroundtown Property Holdings Plc
3.00%, 05/05/20 (e) (j), EUR	1,200	1,630
3.00%, 12/09/21 (e), EUR	800	856
HSH Nordbank AG
7.25% (callable at 100 beginning 03/30/16) (i)	2,370	732
0.72%, 02/14/17 (d), EUR	1,513	1,486
0.76%, 02/14/17 (d) (e), EUR	1,264	1,243
Other Securities		10,052
		15,999
IRELAND - 0.3%
Other Securities		1,378

ITALY - 3.0%
Banco Popolare SC, 3.50%, 03/14/19 (e), EUR	2,358	2,627
UniCredit SpA
6.95%, 10/31/22 (e), EUR	620	787
5.75%, 10/28/25 (e), EUR	3,340	3,916
Other Securities		6,402
		13,732
JAMAICA - 0.0%
Other Securities		212

JERSEY - 0.2%
Other Securities		747

LUXEMBOURG - 1.8%
Altice Financing SA
6.50%, 01/15/22 (c)	350	346
5.25%, 02/15/23 (e), EUR	377	408
Altice SA
7.25%, 05/15/22 (e), EUR	430	437
7.75%, 05/15/22 (c)	280	253

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
6.25%, 02/15/25 (e), EUR	436	400
Altice US Finance I Corp., 5.38%, 07/15/23 (c)	369	370
AstraZeneca Plc, 2.38%, 11/16/20	1,556	1,545
Other Securities		4,292
		8,051
NETHERLANDS - 1.0%
NXP BV
3.75%, 06/01/18 (c)	765	769
5.75%, 02/15/21 (c)	200	208
Other Securities		3,694
		4,671
POLAND - 0.1%
Other Securities		237

PORTUGAL - 0.1%
Other Securities		463

PUERTO RICO - 0.1%
Other Securities		580

SPAIN - 4.7%
Banco Bilbao Vizcaya Argentaria SA
6.75% (callable at 100 beginning 02/18/20) (e) (i), EUR	400	424
7.00% (callable at 100 beginning 02/19/19) (e) (i) (j), EUR	1,000	1,066
9.00% (callable at 100 beginning 05/09/18) (e) (i) (j)	600	642
Bankia SA
3.50%, 01/17/19 (e), EUR	2,400	2,744
4.00%, 05/22/24 (e), EUR	4,700	5,063
BPE Financiaciones SA, 2.00%, 02/03/20 (e), EUR	2,500	2,697
Telefonica Europe BV
4.20% (callable at 100 beginning 12/04/19) (e) (i), EUR	1,400	1,497
5.00% (callable at 100 beginning 03/31/20) (e) (i), EUR	800	875
5.87% (callable at 100 beginning 03/31/24) (e) (i), EUR	200	218
Other Securities		6,314
		21,540
SWEDEN - 0.1%
Other Securities		452

SWITZERLAND - 0.5%
UBS AG
5.13%, 05/15/24 (e)	775	783
4.75%, 02/12/26 (e), EUR	935	1,084
UBS Group AG
5.75% (callable at 100 beginning 02/09/22) (e) (i), EUR	250	285
7.00% (callable at 100 beginning 02/19/25) (e) (i)	225	238
		2,390
UNITED KINGDOM - 3.6%
AstraZeneca Plc, 3.38%, 11/16/25	669	664
CCOH Safari LLC, 5.75%, 02/15/26 (c)	302	303
Societe Generale SA, 4.75%, 11/24/25 (c)	1,600	1,549
Unique Pub Finance Co. Plc
7.40%, 03/30/24, GBP	195	289
5.66%, 06/30/27, GBP	1,140	1,678
6.46%, 03/30/32, GBP	491	619
Other Securities		11,461
		16,563
UNITED STATES OF AMERICA - 25.4%
Actavis Funding SCS
3.00%, 03/12/20	625	625
3.45%, 03/15/22	658	659
3.80%, 03/15/25	941	936
4.75%, 03/15/45	704	686
American Airlines Group Inc., 4.63%, 03/01/20 (c)	515	491
AT&T Inc., 0.00%, 11/27/22 (c) (h)	3,000	2,336
Bank of America Corp.
2.63%, 10/19/20	3,333	3,293
3.30%, 01/11/23	3,328	3,281
Capital One Financial Corp.
4.75%, 07/15/21	320	347
3.20%, 02/05/25	645	624
4.20%, 10/29/25	3,680	3,635
CCO Safari II LLC
6.48%, 10/23/45 (c)	345	345
6.83%, 10/23/55 (c)	1,641	1,615
Citigroup Inc.
6.13% (callable at 100 beginning 11/15/20) (i)	2,000	2,040
3.75%, 06/16/24	1,250	1,273
First Data Corp.
5.38%, 08/15/23 (c)	216	217
7.00%, 12/01/23 (c)	754	754
5.00%, 01/15/24 (c)	245	244
5.75%, 01/15/24 (c)	284	280
Gilead Sciences Inc.
2.55%, 09/01/20	2,090	2,090
3.65%, 03/01/26	1,150	1,160
4.75%, 03/01/46	320	324
Goldman Sachs Group Inc.
4.00%, 03/03/24	2,500	2,567
3.75%, 05/22/25	2,070	2,085
HCA Inc.
4.25%, 10/15/19	742	757
5.38%, 02/01/25	144	142
5.25%, 04/15/25	865	871
5.88%, 02/15/26	154	155
HSBC USA Inc., 1.70%, 03/05/18	2,795	2,780
JPMorgan Chase & Co.
6.10% (callable at 100 beginning 10/01/24) (i)	500	503
3.20%, 01/25/23	1,250	1,247
3.90%, 07/15/25	1,600	1,648
JPMorgan Chase Capital XXI, 1.28%, 02/02/37 (d)	1,250	984
Micron Technology Inc.
5.88%, 02/15/22	445	433
5.25%, 08/01/23 (c)	1,825	1,638
5.25%, 01/15/24 (c)	360	317
5.50%, 02/01/25	860	748
5.63%, 01/15/26 (c)	620	536
Morgan Stanley
3.88%, 04/29/24	1,250	1,274
4.00%, 07/23/25	800	825
Schlumberger Holdings Corp.
3.00%, 12/21/20 (c)	1,120	1,106
3.63%, 12/21/22 (c)	1,200	1,186
4.00%, 12/21/25 (c)	1,200	1,185
Solvay Finance America LLC
3.40%, 12/03/20 (c)	1,020	1,012
4.45%, 12/03/25 (c)	1,235	1,219
Valeant Pharmaceuticals International Inc.
5.63%, 12/01/21 (c)	1,175	1,081
5.50%, 03/01/23 (c)	108	95

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par/Contracts †	Value
Other Securities		62,441
		116,090
VENEZUELA - 0.1%
Other Securities		276
Total Corporate Bonds and Notes (cost $231,320)		213,851

GOVERNMENT AND AGENCY OBLIGATIONS - 3.9%

ANGOLA - 0.0%
Other Securities		186

CROATIA - 0.0%
Other Securities		131

DOMINICAN REPUBLIC - 0.1%
Other Securities		201

HUNGARY - 0.1%
Other Securities		350

INDONESIA - 0.1%
Other Securities		590

PORTUGAL - 0.2%
Other Securities		737

RUSSIAN FEDERATION - 0.1%
Other Securities		399

SERBIA - 0.1%
Other Securities		547

SLOVENIA - 0.1%
Other Securities		326

UNITED STATES OF AMERICA - 3.1%
U.S. Treasury Bond
2.88%, 08/15/45	3,430	3,324
3.00%, 11/15/45	8,885	8,842
U.S. Treasury Note, 1.25%, 12/15/18	2,060	2,056
		14,222
VENEZUELA - 0.0%
Other Securities		45
Total Government and Agency Obligations (cost $18,044)		17,734

TRUST PREFERREDS - 0.6%

UNITED STATES OF AMERICA - 0.6%
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/08/16) (i)	71	1,749
RBS Capital Funding Trust VII, 6.08%, (callable at 25 beginning 02/08/16) (i)	32	790
Total Trust Preferreds (cost $2,503)		2,539

PREFERRED STOCKS - 0.5%

SPAIN - 0.1%
Other Securities		364

UNITED KINGDOM - 0.1%
Other Securities		255

UNITED STATES OF AMERICA - 0.3%
Other Securities		1,640
Total Preferred Stocks (cost $2,190)		2,259

PURCHASED OPTIONS - 0.1%
Other Securities		452
Total Purchased Options (cost $449)		452

VARIABLE RATE SENIOR LOAN INTERESTS - 10.7% (d)

AUSTRIA - 0.2%
Other Securities		810

BRITISH VIRGIN ISLANDS - 0.0%
Other Securities		164

CANADA - 0.0%
Other Securities		7

DENMARK - 0.3%
Other Securities		1,341

FRANCE - 0.4%
Numericable Group SA Term Loan, 4.50%, 04/23/20, EUR	713	761
Other Securities		932
		1,693
GERMANY - 1.2%
Other Securities		5,373

LUXEMBOURG - 2.0%
Altice Financing SA Term Loan, 5.25%, 01/29/22, EUR	229	248
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (n)	2,670	2,638
Avago Technologies Term Loan, 3.75%, 04/01/21	578	576
Other Securities		5,673
		9,135
NETHERLANDS - 0.3%
Other Securities		1,629

SPAIN - 0.1%
Other Securities		476

UNITED KINGDOM - 0.6%
Other Securities		2,811

UNITED STATES OF AMERICA - 5.6%
First Data Corp. Replacement Term Loan, 3.92%, 03/23/18	965	951
First Data Corp. Replacement Term Loan B, 3.92%, 09/24/18	25	25
HCA Inc. Term Loan B-4, 3.08%, 05/01/18	248	248
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	1,880	1,869
Valeant Pharmaceuticals International Inc. Term Loan B
3.75%, 12/11/19	172	166
4.00%, 03/13/22	863	828
Other Securities		21,589
		25,676
Total Variable Rate Senior Loan Interests (cost $51,933)		49,115

SHORT TERM INVESTMENTS - 40.6%

Investment Company - 22.1%
JNL Money Market Fund, 0.19% (o) (p)	101,147	101,147

Repurchase Agreements - 18.5%

Australia - 0.2%
Repurchase Agreement with RBC, 0.15% (Collateralized by $980 Rio Tinto Finance USA Ltd., 3.75%, due 06/15/25, value $894) acquired on 12/17/15, open maturity at $894	$894	894

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Belgium - 0.4%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,808 Anheuser-Busch InBev Finance Inc., 3.70%, due 02/01/24, value $1,849) acquired on 10/06/15, open maturity at $1,860	1,860	1,860

Canada - 1.0%
Repurchase Agreement with BCL, 0.05% (Collateralized by $1,151 Potash Corp. of Saskatchewan Inc., 5.63%, due 12/01/40, value $1,218) acquired on 12/17/15, open maturity at $1,220	1,220	1,220
Repurchase Agreement with BCL, 0.05% (Collateralized by $2,460 Royal Bank of Canada, 2.15%, due 03/15/19, value $2,471) acquired on 12/17/15, open maturity at $2,485	2,485	2,485
Repurchase Agreement with CSI, 0.10% (Collateralized by $686 Royal Bank of Canada, 2.15%, due 03/15/19, value $689) acquired on 12/17/15, open maturity at $691	691	691
		4,396
Ecuador - 0.0%
Repurchase Agreement with JPM, (0.50)% (Collateralized by $200 Ecuador Government International Bond, 7.95%, due 06/20/24, value $149) acquired on 07/31/15, open maturity at $179	179	179

France - 0.4%
Repurchase Agreement with BCL, 0.05% (Collateralized by $1,850 Total Capital International SA, 3.75%, due 04/10/24, value $1,887) acquired on 12/17/15, open maturity at $1,896	1,896	1,896

Nigeria - 0.0%
Repurchase Agreement with BBP, (4.00)% (Collateralized by $200 Nigeria Government International Bond, 6.38%, due 07/12/23, value $178) acquired on 08/27/15, open maturity at $185	185	185

Norway - 0.4%
Repurchase Agreement with DUB, (0.38)% (Collateralized by $1,850 Statoil ASA, 3.70%, due 03/01/24, value $1,882) acquired on 09/18/15, open maturity at $1,892	1,892	1,892

Portugal - 0.1%
Repurchase Agreement with CGM, (0.75)% (Collateralized by EUR 200 EDP - Energias de Portugal SA, 5.38%, due 09/16/75, value EUR 198) acquired on 10/29/15, open maturity at $226, EUR	208	226
Repurchase Agreement with JPM, (1.00)% (Collateralized by EUR 100 EDP Finance BV, 2.63%, due 01/18/22, value EUR 100) acquired on 10/30/15, open maturity at $118, EUR	109	118
		344
Switzerland - 0.1%
Repurchase Agreement with JPM, (1.10)% (Collateralized by EUR 100 Glencore Finance Europe SA, 5.25%, due 03/22/17, value EUR 99) acquired on 09/25/15, open maturity at $117, EUR	108	117
Repurchase Agreement with JPM, (1.10)% (Collateralized by EUR 100 Glencore Finance Europe SA, 5.25%, due 03/22/17, value EUR 99) acquired on 09/25/15, open maturity at $117, EUR	108	117
		234
United Kingdom - 0.6%
Repurchase Agreement with BCL, (0.65)% (Collateralized by EUR 130 SABMiller Holdings Inc., 1.88%, due 01/20/20, value EUR 136) acquired on 10/13/15, open maturity at $148	137	148
Repurchase Agreement with BCL, 0.10% (Collateralized by $200 Standard Chartered Plc, 5.70%, due 03/26/44, value $202) acquired on 12/17/15, open maturity at $199	199	199
Repurchase Agreement with DUB, 0.05% (Collateralized by $1,850 BP Capital Markets Plc, 3.81%, due 02/10/24, value $1,853) acquired on 12/17/15, open maturity at $1,899	1,899	1,899
Repurchase Agreement with MLP, (0.15)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $354) acquired on 12/16/15, open maturity at $352	352	352
		2,598
United States of America - 15.3%
Repurchase Agreement with BCL, (2.00)% (Collateralized by $520 Molson Coors Brewing Co., 3.50%, due 05/01/22, value $524) acquired on 12/17/15, open maturity at $524	524	524
Repurchase Agreement with BCL, (3.13)% (Collateralized by $1,032 Freeport-McMoran Inc., 3.10%, due 03/15/20, value $671) acquired on 12/17/15, open maturity at $658	658	658
Repurchase Agreement with BCL, 0.05% (Collateralized by $2,480 International Business Machines Corp., 4.00%, due 06/20/42, value $2,331) acquired on 12/17/15, open maturity at $2,347	2,347	2,347
Repurchase Agreement with BCL, 0.10% (Collateralized by $2,500 JPMorgan Chase & Co., 4.85%, due 02/01/44, value $2,676) acquired on 12/17/15, open maturity at $2,684	2,684	2,684
Repurchase Agreement with BCL, 0.10% (Collateralized by $550 Citigroup Inc., 5.88%, due 01/30/42, value $635) acquired on 12/17/15, open maturity at $637	637	637
Repurchase Agreement with BNP, (0.62)% (Collateralized by $679 U.S. Treasury Note, 2.25%, due 11/15/25, value $678) acquired on 12/31/15, open maturity at $680	680	680
Repurchase Agreement with BNP, 0.03% (Collateralized by $2,395 U.S. Treasury Note, 1.25%, due 11/15/18, value $2,392) acquired on 12/01/15, open maturity at $2,401	2,401	2,401
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,050 Hewlett Packard Enterprise Co., 4.90%, due 10/15/25, value $1,035) acquired on 10/15/15, open maturity at $1,036	1,036	1,036

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,285 Enterprise Products Operating LLC, 3.70%, due 02/15/26, value $1,158) acquired on 12/10/15, open maturity at $1,193	1,193	1,193
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,430 Verizon Communications Inc., 3.50%, due 11/01/24, value $2,410) acquired on 08/13/15, open maturity at $2,381	2,381	2,381
Repurchase Agreement with CGM, (0.10)% (Collateralized by $300 Medtronic Inc., 3.50%, due 03/15/25, value $304) acquired on 09/03/15, open maturity at $305	305	305
Repurchase Agreement with CGM, (0.10)% (Collateralized by $625 ConocoPhillips Co., 6.50%, due 02/01/39, value $661) acquired on 03/02/15, open maturity at $863	863	863
Repurchase Agreement with CGM, (0.10)% (Collateralized by $75 Eastman Chemical Co., 3.60%, due 08/15/22, value $75) acquired on 06/10/15, open maturity at $76	76	76
Repurchase Agreement with CGM, (0.10)% (Collateralized by $800 Bank of America Corp., 4.88%, due 04/01/44, value $831) acquired on 08/05/15, open maturity at $860	860	860
Repurchase Agreement with CGM, (0.15)% (Collateralized by $2,400 Wal-Mart Stores Inc., 4.30%, due 04/22/44, value $2,459) acquired on 08/18/15, open maturity at $2,514	2,514	2,514
Repurchase Agreement with CGM, (0.20)% (Collateralized by $1,440 Enterprise Products Operating LLC, 3.75%, due 02/15/25, value $1,323) acquired on 11/27/15, open maturity at $1,377	1,377	1,377
Repurchase Agreement with CGM, (0.25)% (Collateralized by $214 Tribune Media Co., 5.88%, due 07/15/22, value $215) acquired on 12/17/15, open maturity at $220	220	220
Repurchase Agreement with CGM, 0.10% (Collateralized by $1,956 Wachovia Capital Trust III, 5.57%, perpetual, value $1,889) acquired on 12/21/15, open maturity at $1,883	1,883	1,883
Repurchase Agreement with CGM, 0.10% (Collateralized by $125 Infor US Inc., 6.50%, due 05/15/22, value $106) acquired on 12/22/15, open maturity at $107	107	107
Repurchase Agreement with CGM, 0.10% (Collateralized by $401 BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, value $389) acquired on 12/21/15, open maturity at $391	391	391
Repurchase Agreement with CGM, 0.15% (Collateralized by $100 Amazon.com Inc., 3.80%, due 12/05/24, value $104) acquired on 12/22/15, open maturity at $104	104	104
Repurchase Agreement with CSI, 0.00% (Collateralized by $960 Enterprise Products Operating LLC, 3.75%, due 02/15/25, value $882) acquired on 12/17/15, open maturity at $890	890	890
Repurchase Agreement with CSI, 0.10% (Collateralized by $2,000 Wells Fargo & Co., 3.90%, due 05/01/45, value $1,853) acquired on 12/17/15, open maturity at $1,845	1,845	1,845
Repurchase Agreement with DUB, (3.00)% (Collateralized by $218 Freeport-McMoRan Inc., 3.10%, due 03/15/20, value $142) acquired on 05/13/15, open maturity at $217	217	217
Repurchase Agreement with DUB, 0.05% (Collateralized by $375 Amazon.com Inc., 2.50%, due 11/29/22, value $364) acquired on 12/22/15, open maturity at $366	366	366
Repurchase Agreement with JPM, (0.10)% (Collateralized by $1,231 U.S. Treasury Note, 1.63%, due 11/30/20, value $1,224) acquired on 12/30/15, open maturity at $1,223	1,223	1,223
Repurchase Agreement with JPM, (0.12)% (Collateralized by $1,900 ConocoPhillips Co., 3.35%, due 11/15/24, value $1,742) acquired on 12/15/15, open maturity at $1,807	1,807	1,807
Repurchase Agreement with JPM, 0.05% (Collateralized by $13,957 U.S. Treasury Note, 1.63%, due 11/30/20, value $13,881) acquired on 12/03/15, open maturity at $13,887	13,887	13,887
Repurchase Agreement with JPM, 0.05% (Collateralized by $500 Bank of America Corp., 5.00%, due 01/21/44, value $525) acquired on 12/30/15, open maturity at $531	531	531
Repurchase Agreement with JPM, 0.36% (Collateralized by $7,288 U.S. Treasury Note, 2.00%, due 11/30/22, value $7,250) acquired on 12/30/15, open maturity at $7,243	7,243	7,243
Repurchase Agreement with MLP, (0.18)% (Collateralized by $850 Morgan Stanley, 6.38%, due 07/24/42, value $1,058) acquired on 08/05/15, open maturity at $1,065	1,065	1,065
Repurchase Agreement with RBC, (0.15)% (Collateralized by $1,125 Seagate HDD Cayman, 4.75%, due 06/01/23, value $988) acquired on 12/18/15, open maturity at $965	965	965
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,000 PepsiCo Inc., 2.75%, due 04/30/25, value $973) acquired on 12/17/15, open maturity at $975	975	975
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,050 Occidental Petroleum Corp., 2.70%, due 02/15/23, value $990) acquired on 12/21/15, open maturity at $1,029	1,029	1,029
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,110 Goldman Sachs Group Inc., 5.15%, due 05/22/45, value $1,086) acquired on 12/17/15, open maturity at $1,096	1,096	1,096
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Caterpillar Inc., 3.40%, due 05/15/24, value $1,219) acquired on 12/17/15, open maturity at $1,215	1,215	1,215
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Enterprise Products Operating LLC, 5.10%, due 02/15/45, value $1,011) acquired on 12/17/15, open maturity at $1,050	1,050	1,050

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Verizon Communications Inc., 6.55%, due 09/15/43, value $1,435) acquired on 12/17/15, open maturity at $1,458	1,458	1,458
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,600 Abbott Laboratories, 2.95%, due 03/15/25, value $1,585) acquired on 12/17/15, open maturity at $1,604	1,604	1,604
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,600 Time Warner Inc., 3.60%, due 07/15/25, value $1,565) acquired on 12/17/15, open maturity at $1,600	1,600	1,600
Repurchase Agreement with RBC, 0.15% (Collateralized by $125 LifePoint Health Inc., 5.50%, due 12/01/21, value $128) acquired on 12/28/15, open maturity at $129	129	129
Repurchase Agreement with RBC, 0.15% (Collateralized by $125 Sabine Pass Liquefaction LLC, 5.63%, due 03/01/25, value $107) acquired on 12/17/15, open maturity at $111	111	111
Repurchase Agreement with RBC, 0.15% (Collateralized by $150 Steel Dynamics Inc., 5.50%, due 10/01/24, value $138) acquired on 12/21/15, open maturity at $137	137	137
Repurchase Agreement with RBC, 0.15% (Collateralized by $2,033 CCO Safari II LLC, 4.91%, due 07/23/25, value $2,037) acquired on 12/17/15, open maturity at $2,079	2,079	2,079
Repurchase Agreement with RBC, 0.15% (Collateralized by $250 LyondellBasell Industries NV, 5.75%, due 04/15/24, value $276) acquired on 12/17/15, open maturity at $280	280	280
Repurchase Agreement with RBC, 0.15% (Collateralized by $275 Owens-Brockway Glass Container Inc., 5.88%, due 08/15/23, value $280) acquired on 12/17/15, open maturity at $285	285	285
Repurchase Agreement with RBC, 0.15% (Collateralized by $300 Merck & Co. Inc., 2.75%, due 02/10/25, value $293) acquired on 12/17/15, open maturity at $295	295	295
Repurchase Agreement with RBC, 0.15% (Collateralized by $325 Cimarex Energy Co., 4.38%, due 06/01/24, value $289) acquired on 12/21/15, open maturity at $291	291	291
Repurchase Agreement with RBC, 0.15% (Collateralized by $350 Netflix Inc., 5.50%, due 02/15/22, value $362) acquired on 12/17/15, open maturity at $360	360	360
Repurchase Agreement with RBC, 0.15% (Collateralized by $560 Time Warner Cable Inc., 6.55%, due 05/01/37, value $570) acquired on 12/17/15, open maturity at $571	571	571
Repurchase Agreement with RBC, 0.15% (Collateralized by $580 Goldman Sachs Group Inc., 4.80%, due 07/08/44, value $581) acquired on 12/21/15, open maturity at $597	597	597
Repurchase Agreement with RBC, 0.15% (Collateralized by $615 ConocoPhillips, 6.50%, due 02/01/39, value $651) acquired on 12/17/15, open maturity at $680	680	680
Repurchase Agreement with RBC, 0.15% (Collateralized by $625 PepsiCo Inc., 5.50%, due 01/15/40, value $736) acquired on 12/17/15, open maturity at $747	747	747
Repurchase Agreement with RBC, 0.15% (Collateralized by $75 Rackspace Hosting Inc., 6.50%, due 01/15/24, value $73) acquired on 12/22/15, open maturity at $73	73	73
		69,942
Total Short Term Investments (cost $185,585)		185,567

Total Investments - 116.7% (cost $557,729)		533,303
Total Securities Sold Short - (18.3%) (proceeds $85,487)		(83,455)
Other Assets and Liabilities, Net - 1.6%		7,176
Total Net Assets - 100.0%		$457,024

SECURITIES SOLD SHORT - 18.3%

CORPORATE BONDS AND NOTES - 12.6%

AUSTRALIA - 0.2%
Rio Tinto Ltd., 3.75%, 06/15/25	980	894

BELGIUM - 0.4%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24	1,808	1,849

CANADA - 1.0%
Potash Corp. of Saskatchewan Inc., 5.63%, 12/01/40	1,151	1,218
Royal Bank of Canada, 2.15%, 03/15/19	3,146	3,160
		4,378
FRANCE - 0.4%
Total Capital International SA, 3.75%, 04/10/24	1,850	1,887

NORWAY - 0.4%
Statoil ASA, 3.70%, 03/01/24	1,850	1,882

PORTUGAL - 0.1%
EDP - Energias de Portugal SA, 5.38%, 09/16/75 (d) (e), EUR	200	215
EDP Finance BV, 2.63%, 01/18/22 (e), EUR	100	109
		324
SWITZERLAND - 0.0%
Glencore Finance Europe SA, 5.25%, 03/22/17 (e), EUR	200	215

UNITED KINGDOM - 0.5%
BP Capital Markets Plc, 3.81%, 02/10/24	1,850	1,853
SABMiller Holdings Inc., 1.88%, 01/20/20 (e), EUR	130	147
Standard Chartered Plc, 5.70%, 03/26/44 (c)	533	539
		2,539
UNITED STATES OF AMERICA - 9.6%
Abbott Laboratories, 2.95%, 03/15/25	1,600	1,585
Amazon.com Inc.
2.50%, 11/29/22	375	364
3.80%, 12/05/24	100	104
Bank of America Corp.
5.00%, 01/21/44	500	525
4.88%, 04/01/44	800	831
BHP Billiton Finance USA Ltd., 6.75%, 10/19/75 (c) (d)	401	389
Caterpillar Inc., 3.40%, 05/15/24	1,200	1,219
CCO Safari II LLC, 4.91%, 07/23/25 (c)	2,033	2,037
Cimarex Energy Co., 4.38%, 06/01/24	325	289
Citigroup Inc., 5.88%, 01/30/42	550	635

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
ConocoPhillips Co.
3.35%, 11/15/24	1,900	1,742
6.50%, 02/01/39	1,240	1,312
Eastman Chemical Co., 3.60%, 08/15/22	75	75
Enterprise Products Operating LLC
3.75%, 02/15/25	2,400	2,205
3.70%, 02/15/26	1,285	1,158
5.10%, 02/15/45	1,200	1,011
Freeport-McMoRan Inc., 3.10%, 03/15/20	1,250	813
Goldman Sachs Group Inc.
4.80%, 07/08/44	580	581
5.15%, 05/22/45	1,110	1,086
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (c)	1,050	1,035
Infor US Inc., 6.50%, 05/15/22 (c)	125	106
International Business Machines Corp., 4.00%, 06/20/42	2,480	2,331
JPMorgan Chase & Co., 4.85%, 02/01/44	2,500	2,676
LifePoint Health Inc., 5.50%, 12/01/21	125	128
LyondellBasell Industries NV, 5.75%, 04/15/24	250	276
Medtronic Inc., 3.50%, 03/15/25	300	304
Merck & Co. Inc., 2.75%, 02/10/25	300	293
Molson Coors Brewing Co., 3.50%, 05/01/22	520	524
Morgan Stanley, 6.38%, 07/24/42	850	1,058
Netflix Inc., 5.50%, 02/15/22 (c)	350	362
Occidental Petroleum Corp., 2.70%, 02/15/23	1,050	990
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23 (c)	275	280
PepsiCo Inc.
2.75%, 04/30/25	1,000	973
5.50%, 01/15/40	625	736
Rackspace Hosting Inc., 6.50%, 01/15/24 (c)	75	73
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (c)	125	107
Seagate HDD Cayman, 4.75%, 06/01/23	1,125	988
Steel Dynamics Inc., 5.50%, 10/01/24	150	138
Time Warner Cable Inc., 6.55%, 05/01/37	560	570
Time Warner Inc., 3.60%, 07/15/25	1,600	1,565
Tribune Media Co., 5.88%, 07/15/22 (c)	214	215
Verizon Communications Inc.
3.50%, 11/01/24	2,430	2,410
6.55%, 09/15/43	1,200	1,435
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/16/16) (i)	1,956	1,889
Wal-Mart Stores Inc., 4.30%, 04/22/44	2,400	2,459
Wells Fargo & Co., 3.90%, 05/01/45	2,000	1,853
		43,735
Total Corporate Bonds and Notes (proceeds $59,570)		57,703

GOVERNMENT AND AGENCY OBLIGATIONS - 5.7%

ECUADOR - 0.0%
Ecuador Government International Bond, 7.95%, 06/20/24 (e)	200	149

NIGERIA - 0.1%
Nigeria Government International Bond, 6.38%, 07/12/23 (e)	200	178

UNITED STATES OF AMERICA - 5.6%
U.S. Treasury Note
1.25%, 11/15/18	2,395	2,392
1.63%, 11/30/20	15,188	15,105
2.00%, 11/30/22	7,288	7,250
2.25%, 11/15/25	679	678
		25,425
Total Government and Agency Obligations (proceeds $25,917)		25,752
Total Securities Sold Short - 18.3% (proceeds $85,487)		$83,455

(a)	The Fund had an unfunded loan commitment at December 31, 2015. See Unfunded Loan Commitments in the Notes to Financial Statements.
(b)	Non-income producing security.
(c)

The Sub-Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended (“1933 Act”), to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $80,070 for long term investments and ($5,143) for securities sold short which represented 17.5% and (1.1%) of net assets, respectively.

(d)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(e)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(f)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(g)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Perpetual security.
(j)	Convertible security.
(k)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(l)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(m)	Security is in default relating to principal and interest.
(n)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
(o)	Investment in affiliate.
(p)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost/ (Proceeds)	Ending Value	Percent of Net Assets
ABN AMRO Bank NV, 5.75%, callable at 100 beginning 09/22/20	09/16/2015	$676	$652	0.1%
ALME Loan Funding, 1.40%, 08/15/27	06/06/2014	947	748	0.2

See accompanying Notes to Financial Statements.

	Initial Acquisition Date	Cost/ (Proceeds)	Ending Value	Percent of Net Assets
ALME Loan Funding, 5.10%, 08/15/27	06/06/2014	$410	$307	0.1%
ALME Loan Funding, 5.85%, 08/15/27	06/06/2014	327	238	0.1
APERAM, 0.63%, 07/08/21	06/30/2014	800	889	0.2
Abengoa Finance SAU, 6.00%, 03/31/21	11/25/2014	148	22	—
Achmea BV, 6.00%, 04/04/43	07/09/2013	271	234	0.1
Allied Irish Banks Plc, 4.13%, 11/26/25	11/20/2015	268	273	0.1
Altice Financing SA, 5.25%, 02/15/23	02/03/2015	428	408	0.1
Altice SA, 6.25%, 02/15/25	02/02/2015	493	400	0.1
Altice SA, 7.25%, 05/15/22	04/24/2014	523	437	0.1
Annington Finance No. 5 Plc, 13.00%, 01/15/23	08/19/2014	1,115	1,006	0.2
Arbour CLO Ltd., 5.00%, 06/16/27	05/19/2014	457	338	0.1
Arbour CLO Ltd., 5.75%, 06/16/27	05/19/2014	454	315	0.1
Ares XXV CLO Ltd., 3.47%, 01/17/24	10/04/2013	249	245	0.1
Arianna SPV Srl, 3.60%, 04/20/19	02/24/2014	1,409	1,112	0.2
Aroundtown Property Holdings Plc, 3.00%, 05/05/20	04/29/2015	1,267	1,630	0.4
Aroundtown Property Holdings Plc, 3.00%, 12/09/21	05/04/2015	840	856	0.2
Atalaya Luxco, 11.50%, 05/30/20	05/29/2014	1,352	1,092	0.2
Atrium European Real Estate Ltd., 4.00%, 04/20/20	05/03/2013	420	369	0.1
Avoca CLO XIII Ltd., 5.37%, 12/29/27	12/22/2014	291	254	0.1
Avoca CLO XIV Ltd., 0.00%, 07/12/28	05/19/2015	405	389	0.1
Avoca CLO XIV Ltd., 4.81%, 07/12/28	05/19/2015	210	195	—
Avoca CLO XIV Ltd., 5.81%, 07/12/28	05/19/2015	105	92	—
Avoca CLO XV Ltd., 0.00%, 01/15/29	09/29/2015	466	443	0.1
Avoca CLO XV Ltd., 5.03%, 01/15/29	09/29/2015	616	586	0.1
Avoca CLO XV Ltd., 6.78%, 01/15/29	09/29/2015	237	228	—
BNP Paribas Cardif SA, 4.03%, callable at 100 beginning 11/25/25	11/19/2014	877	726	0.2
BPE Financiaciones SA, 2.00%, 02/03/20	01/13/2015	2,889	2,697	0.6
Banca Monte dei Paschi di Siena SpA, 3.63%, 04/01/19	04/02/2015	380	357	0.1
Banca Popolare di Milano SCARL, 7.13%, 03/01/21	12/18/2015	164	164	—
Banco Bilbao Vizcaya Argentaria SA, 6.75%, callable at 100 beginning 02/18/20	02/11/2015	453	424	0.1
Banco Bilbao Vizcaya Argentaria SA, 7.00%, callable at 100 beginning 02/19/19	02/12/2014	1,264	1,066	0.2
Banco Bilbao Vizcaya Argentaria SA, 9.00%, callable at 100 beginning 05/09/18	12/02/2013	619	642	0.1
Banco Espirito Santo SA, 2.63%, 05/08/17	07/14/2014	522	51	—
Banco Espirito Santo SA, 4.00%, 01/21/19	07/24/2014	2,407	263	0.1
Banco Espirito Santo SA, 4.75%, 01/15/18	07/11/2014	1,499	149	—
Banco Popolare SC, 3.50%, 03/14/19	03/07/2014	2,874	2,627	0.6
Banco Popular Espanol SA, 8.25%, callable at 100 beginning 04/10/20	02/06/2015	456	408	0.1
Banco Popular Espanol SA, 11.50%, callable at 100 beginning 10/10/18	10/04/2013	956	825	0.2
Banco Santander SA, 6.25%, callable at 100 beginning 03/12/19	03/06/2014	1,097	924	0.2
Bankia SA, 3.50%, 01/17/19	01/10/2014	3,256	2,744	0.6
Bankia SA, 4.00%, 05/22/24	05/16/2014	5,616	5,063	1.1
Barclays Plc, 7.87%, callable at 100 beginning 09/15/22	08/05/2015	1,207	1,141	0.2
Bayer AG, 2.38%, 04/02/75	03/31/2015	1,131	1,071	0.2
Bayerische Landesbank, 0.74%, 02/07/19	05/08/2013	741	625	0.1
Belden Inc., 5.50%, 04/15/23	01/06/2015	525	445	0.1
Berica PMI, 2.29%, 05/31/57	07/15/2014	387	324	0.1
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75	04/17/2015	432	383	0.1
Bilbao Luxembourg SA, 10.50%, 12/01/18	10/18/2013	444	328	0.1
Blackstone CQP Holdco LP, 9.30%, 03/31/19	03/18/2014	671	667	0.1
CE Energy A/S, 7.00%, 02/01/21	02/03/2014	317	258	0.1
CNH Industrial Finance Europe SA, 2.75%, 03/18/19	03/14/2014	1,081	900	0.2
CVC Cordatus Loan Fund III Ltd., 1.40%, 07/08/27	03/28/2014	1,754	1,377	0.3
CaixaBank SA, 4.50%, 11/22/16	11/13/2013	1,209	590	0.1
CaixaBank SA, 5.00%, 11/14/23	10/14/2014	402	341	0.1
Care UK Health & Social Care Plc, 5.58%, 07/15/19	05/14/2015	152	134	—
Casino Guichard Perrachon SA, 4.87%, callable at 100 beginning 01/31/19	12/21/2015	97	97	—
Centrica Plc, 2.96%, 04/10/76	04/02/2015	584	544	0.1
Cirsa Funding Luxembourg SA, 5.88%, 05/15/23	04/29/2015	1,095	1,025	0.2
Cognita Financing Plc, 7.75%, 08/15/21	08/03/2015	156	152	—
Coventry Building Society, 6.37%, callable at 100 beginning 10/08/25	06/20/2014	341	285	0.1
Credit Agricole Assurances SA, 4.25%, callable at 100 beginning 01/13/25	01/09/2015	1,886	1,650	0.4

See accompanying Notes to Financial Statements.

	Initial Acquisition Date	Cost/ (Proceeds)	Ending Value	Percent of Net Assets
Croatia Government International Bond, 3.88%, 05/30/22	09/04/2014	$158	$131	—%
Deutsche Bank AG, 2.75%, 02/17/25	02/11/2015	227	203	—
Dominican Republic International Bond, 7.45%, 04/30/44	07/23/2015	217	201	—
Ecuador Government International Bond, 7.95%, 06/20/24	01/13/2015	(166)	(150)	—
EDP - Energias de Portugal SA, 5.38%, 09/16/75	10/30/2015	(219)	(215)	—
EDP Finance BV, 2.63%, 01/18/22	11/02/2015	(112)	(108)	—
Electricite de France, 5.00%, callable at 100 beginning 01/22/26	01/16/2014	1,288	1,062	0.2
Enel SpA, 6.50%, 01/10/74	11/10/2014	676	587	0.1
Enterprise Funding Ltd., 3.50%, 09/10/20	09/06/2013	468	378	0.1
Euro-Galaxy IV CLO, 3.42%, 07/31/28	05/26/2015	294	275	0.1
Euro-Galaxy IV CLO, 4.57%, 07/30/28	05/26/2015	383	345	0.1
Euro-Galaxy IV CLO, 6.32%, 07/30/28	05/26/2015	398	379	0.1
FGA Capital Ireland Plc, 2.63%, 04/17/19	04/10/2014	331	270	0.1
FTE Verwaltungs GmbH, 9.00%, 07/15/20	11/11/2013	390	321	0.1
Gas Natural Fenosa Finance BV, 3.38%, callable at 100 beginning 04/24/24	04/22/2015	1,702	1,504	0.3
Gas Natural Fenosa Finance BV, 4.12%, callable at 100 beginning 11/18/22	11/13/2014	497	414	0.1
Gates Global LLC, 5.75%, 07/15/22	08/22/2014	131	77	—
German Residential Funding Plc, 4.05%, 08/27/18	06/14/2013	743	618	0.1
Glencore Finance Europe SA, 5.25%, 03/22/17	09/28/2015	(225)	(215)	—
HBOS Capital Funding LP, 6.85%, callable at 100 beginning 03/23/16	01/21/2014	130	131	—
HSH Nordbank AG, 0.76%, 02/14/17	05/03/2013	1,424	1,243	0.3
Harvest CLO XI, 0.00%, 03/28/29	02/26/2015	975	887	0.2
Harvest CLO XI, 5.12%, 03/28/29	02/26/2015	298	287	0.1
Hema Bondco I BV, 6.25%, 06/15/19	08/07/2014	414	323	0.1
Indonesia Government International Bond, 2.88%, 07/08/21	09/05/2014	343	279	0.1
Indonesia Government International Bond, 6.75%, 01/15/44	09/04/2014	355	311	0.1
Intesa Sanpaolo SpA, 6.63%, 09/13/23	01/12/2015	1,165	1,058	0.2
Intralot Capital Luxembourg SA, 6.00%, 05/15/21	04/01/2015	183	181	—
Intralot Finance Luxembourg SA, 9.75%, 08/15/18	08/02/2013	459	396	0.1
Jubilee CDO BV, 1.35%, 04/15/27	05/09/2014	375	297	0.1
LGE HoldCo VI BV, 7.13%, 05/15/24	01/13/2015	1,666	1,491	0.3
Lion/Seneca France 2, 7.88%, 04/15/19	04/21/2014	746	469	0.1
Lloyds Banking Group Plc, 6.37%, callable at 100 beginning 06/27/20	04/03/2014	1,397	1,231	0.3
Nigeria Government International Bond, 6.38%, 07/12/23	01/13/2015	(185)	(178)	—
North Westerly CLO IV BV, 0.00%, 01/15/26	12/13/2013	676	477	0.1
North Westerly CLO IV BV, 1.50%, 01/15/26	12/12/2013	2,676	2,119	0.5
Numericable Group SA, 5.63%, 05/15/24	04/24/2014	922	890	0.2
Obrascon Huarte Lain SA, 5.50%, 03/15/23	03/20/2015	500	455	0.1
Orange SA, 4.00%, callable at 100 beginning 10/01/21	09/25/2014	222	188	—
Orange SA, 4.25%, callable at 100 beginning 02/07/20	11/07/2014	130	110	—
Orange SA, 5.00%, callable at 100 beginning 10/01/26	09/25/2014	1,124	947	0.2
Paragon Mortgages No. 13 Plc, 0.50%, 01/15/39	08/22/2013	522	529	0.1
Pension Insurance Corp. Plc, 6.50%, 07/03/24	06/27/2014	296	252	0.1
Petroleos de Venezuela SA, 5.25%, 04/12/17	09/05/2014	291	166	—
Petroleos de Venezuela SA, 6.00%, 11/15/26	10/24/2014	145	110	—
Pfleiderer GmbH, 7.88%, 08/01/19	11/03/2014	307	283	0.1
Play Finance 1 SA, 6.50%, 08/01/19	01/27/2014	287	237	0.1
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	08/28/2014	551	463	0.1
Portugal Government International Bond, 5.13%, 10/15/24	07/03/2014	720	737	0.2
Punch Taverns Finance Plc, 0.58%, 07/15/21	12/19/2014	774	710	0.1
Punch Taverns Finance Plc, 6.08%, 10/15/27	10/09/2014	863	695	0.1
Republic of Angola, 9.50%, 11/12/25	12/03/2015	201	186	—
Republic of Serbia, 5.88%, 12/03/18	09/04/2014	544	547	0.1
Russia Government Bond, 3.25%, 04/04/17	09/03/2015	400	399	0.1
SABMiller Holdings Inc., 1.88%, 01/20/20	10/14/2015	(153)	(147)	—
SGD Group SAS, 5.63%, 05/15/19	04/16/2014	416	372	0.1
Santander Drive Auto Receivables Trust S-1, 0.00%, 01/31/16	06/30/2015	846	833	0.2
Santander Drive Auto Receivables Trust S-4, 0.00%, 09/30/16	06/30/2015	1,336	1,218	0.3
Santander Issuances SAU, 2.50%, 03/18/25	03/06/2015	220	204	—
Santander UK Group Holdings Plc, 7.38%, callable at 100 beginning 06/24/22	06/04/2015	731	711	0.2
Schaeffler Holding Finance BV, 5.75%, 11/15/21	10/22/2014	477	442	0.1
Silk Bidco AS, 7.50%, 02/01/22	02/03/2015	396	391	0.1

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Initial Acquisition Date	Cost/ (Proceeds)	Ending Value	Percent of Net Assets
Slovenia Government Bond, 4.63%, 09/09/24	09/04/2014	$363	$326	0.1%
Sorrento Park CLO Ltd., 6.17%, 11/16/27	11/03/2014	282	244	0.1
St. Pauls CLO Ltd., 1.35%, 04/25/28	03/27/2014	2,064	1,630	0.4
Swissport Investments SA, 6.75%, 12/15/21	12/04/2015	249	253	0.1
TA Manufacturing Ltd., 3.63%, 04/15/23	03/27/2015	163	158	—
TAGUS-Sociedade de Titularizacao de Creditos SA, 2.98%, 02/16/18	03/27/2014	1,039	821	0.2
Telefonica Europe BV, 4.20%, callable at 100 beginning 12/04/19	11/28/2014	1,679	1,497	0.3
Telefonica Europe BV, 5.00%, callable at 100 beginning 03/31/20	11/07/2014	992	875	0.2
Telefonica Europe BV, 5.87%, callable at 100 beginning 03/31/24	03/30/2015	248	218	—
Trinseo Materials Operating SCA, 6.38%, 05/01/22	08/07/2015	111	108	—
UBS AG, 4.75%, 02/12/26	02/07/2014	1,220	1,084	0.2
UBS AG, 5.13%, 05/15/24	05/09/2014	774	783	0.2
UBS Group AG, 5.75%, callable at 100 beginning 02/09/22	02/17/2015	285	285	0.1
UBS Group AG, 7.00%, callable at 100 beginning 02/19/25	02/17/2015	225	238	0.1
UniCredit SpA, 5.75%, 10/28/25	10/22/2013	4,309	3,916	0.9
UniCredit SpA, 6.95%, 10/31/22	05/24/2013	852	787	0.2
Unitymedia Hessen GmbH & Co. KG, 4.00%, 01/15/25	12/04/2014	629	581	0.1
Unitymedia Hessen GmbH & Co. KG, 4.63%, 02/15/26	12/10/2015	110	108	—
Unitymedia Hessen GmbH & Co. KG, 5.63%, 04/15/23	08/07/2014	113	92	—
Unitymedia Hessen GmbH & Co. KG, 6.25%, 01/15/29	08/07/2014	989	954	0.2
VRX Escrow Corp., 4.50%, 05/15/23	03/16/2015	919	802	0.2
Venezuela Government International Bond, 11.75%, 10/21/26	09/04/2014	86	45	—
Verisure Holding AB, 6.00%, 11/01/22	10/26/2015	443	452	0.1
Virgin Media Secured Finance Plc, 6.25%, 03/28/29	04/28/2015	650	592	0.1
Volkswagen International Finance NV, 3.50%, callable at 100 beginning 03/20/30	03/18/2015	1,175	1,021	0.2
Vonovia Finance BV, 4.00%, callable at 100 beginning 12/17/21	12/11/2014	747	633	0.1
Vougeot Bidco Plc, 7.88%, 07/15/20	07/17/2013	559	555	0.1
Voyage Care Bondco Plc, 11.00%, 02/01/19	02/11/2014	774	680	0.1
Wind Acquisition Finance SA, 4.00%, 07/15/20	06/25/2014	727	652	0.1
XPO Logistics Inc., 5.75%, 06/15/21	06/08/2015	112	101	—
ZF North America Capital Inc., 2.75%, 04/27/23	04/21/2015	213	208	—
Ziggo Bond Finance BV, 4.63%, 01/15/25	03/18/2015	531	454	0.1
		$113,394	$96,575	21.1%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Index Options
iShares iBoxx USD High Yield Corporate Bond ETF Put Option	01/15/2016	77.00	80	$(1)
SPDR S&P 500 ETF Trust Put Option	01/29/2016	197.00	80	(12)
			160	$(13)
Options on Securities
Delta Air Lines Inc. Put Option	01/15/2016	42.00	80	$(1)
Freeport-McMoRan Inc. Put Option	01/15/2016	5.00	120	(1)
Micron Technology Inc. Put Option	01/15/2016	12.00	120	—
Powershares QQQ Trust Series 1 Put Option	01/15/2016	105.00	80	(2)
Valeant Pharmaceuticals International Inc. Put Option	01/15/2016	98.00	60	(23)
			460	$(27)

Summary of Written Options

	Contracts/ Notional	Premiums
Options outstanding at December 31, 2014	302	19
Options written during the year	50,513,458	1,023
Options closed during the year	(10,806,014)	(392)
Options expired during the year	(39,707,126)	(614)
Options outstanding at December 31, 2015	620	$36

See accompanying Notes to Financial Statements.

Schedule of Exchange Traded Futures Options

	Expiration Date	Exercise Price		Variation Margin	Contracts Purchased	Unrealized Depreciation
Euro-Bund Put Option	01/22/2016	EUR	158.00	—	78	$(2)

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	December 2016	(15)	$(18)
Euro STOXX 50 Future	March 2016	25	(10)
Euro-Bobl Future	March 2016	(32)	41
Euro-Bund Future	March 2016	(68)	170
Euro-Schatz Future	March 2016	(69)	19
NASDAQ 100 E-Mini Future	March 2016	(12)	(13)
Russell 2000 Mini Index Future	March 2016	(8)	(11)
S&P 500 E-Mini Index Future	March 2016	(3)	(5)
U.K. Long Gilt Future	March 2016	(38)	31
U.S. Treasury Long Bond Future	March 2016	(7)	(9)
U.S. Treasury Note Future, 10-Year	March 2016	(17)	4
U.S. Treasury Note Future, 5-Year	March 2016	(22)	6
Ultra Long Term U.S. Treasury Bond Future	March 2016	(26)	(53)
			$152

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/USD	01/06/2016	CIT	EUR	2,400	$2,608	$58
EUR/USD	01/06/2016	GSC	EUR	4,000	4,348	(16)
EUR/USD	01/06/2016	DUB	EUR	90,000	97,813	(584)
EUR/USD	01/06/2016	BNP	EUR	8,000	8,694	(50)
EUR/USD	01/15/2016	JPM	EUR	850	924	(18)
EUR/USD	01/15/2016	CIT	EUR	1,830	1,989	(7)
EUR/USD	01/15/2016	CSI	EUR	400	435	(1)
EUR/USD	01/15/2016	HSB	EUR	400	435	7
EUR/USD	01/15/2016	CIT	EUR	800	870	15
GBP/USD	01/06/2016	BNP	GBP	5,000	7,371	(33)
USD/EUR	01/06/2016	BNP	EUR	(8,000)	(8,694)	(219)
USD/EUR	01/06/2016	DUB	EUR	(90,000)	(97,813)	(2,473)
USD/EUR	01/15/2016	CIT	EUR	(690)	(750)	5
USD/EUR	01/15/2016	MSC	EUR	(500)	(544)	(10)
USD/EUR	02/03/2016	BNP	EUR	(8,000)	(8,701)	49
USD/EUR	02/03/2016	DUB	EUR	(90,000)	(97,882)	580
USD/GBP	01/06/2016	BNP	GBP	(9,615)	(14,175)	284
USD/GBP	02/03/2016	BNP	GBP	(5,000)	(7,372)	33
					$(110,444)	$(2,380)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	1.03%	04/07/2017	600	$(1)
N/A	3-Month LIBOR	Receiving	1.01%	04/28/2017	600	(1)
N/A	3-Month LIBOR	Receiving	0.92%	05/16/2017	290	—
N/A	3-Month LIBOR	Receiving	1.10%	01/26/2018	260	1
N/A	3-Month LIBOR	Receiving	1.02%	01/30/2018	700	2
N/A	3-Month LIBOR	Receiving	1.25%	02/13/2018	440	(1)
N/A	3-Month LIBOR	Paying	1.25%	02/13/2018	240	—
N/A	3-Month LIBOR	Receiving	1.24%	05/14/2018	330	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	3-Month LIBOR	Receiving	1.22%	08/14/2018	640		$2
N/A	3-Month LIBOR	Receiving	1.89%	09/11/2019	290		(4)
N/A	3-Month LIBOR	Receiving	1.78%	12/23/2019	340		(2)
N/A	3-Month LIBOR	Paying	1.44%	01/22/2020	240		(1)
N/A	3-Month LIBOR	Receiving	1.67%	02/13/2020	80		—
N/A	3-Month LIBOR	Receiving	1.69%	02/20/2020	250		(1)
N/A	3-Month LIBOR	Receiving	1.69%	05/29/2020	480		(1)
N/A	3-Month LIBOR	Receiving	1.92%	06/12/2020	334		(4)
N/A	3-Month LIBOR	Receiving	1.54%	11/04/2020	720		6
N/A	3-Month LIBOR	Receiving	1.91%	02/13/2022	130		—
N/A	3-Month LIBOR	Receiving	1.80%	04/02/2022	180		1
N/A	3-Month LIBOR	Receiving	1.92%	01/22/2025	300		6
N/A	3-Month LIBOR	Receiving	2.01%	10/23/2025	680		12
N/A	3-Month LIBOR	Receiving	2.10%	11/02/2025	120		1
N/A	6-Month Euribor	Receiving	0.44%	10/06/2019	EUR	21,190	(257)
							$(242)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
CSI	21st Century Fox America, 3.70%, 09/15/2024	N/A	1.00%	12/20/2020	$710	$(19)	$(12)	$(7)
CSI	21st Century Fox America, 3.70%, 09/15/2024	N/A	1.00%	12/20/2020	890	(24)	(15)	(9)
JPM	Abbott Laboratories, 4.13%, 05/27/2020	N/A	1.00%	12/20/2018	1,620	(40)	(57)	17
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	62	45	17
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	61	45	16
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	37	35	30	5
BNP	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2018	76	72	62	10
CGM	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	261	246	188	58
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	61	46	15
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	43	41	24	17
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	61	35	26
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	75	70	64	6
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	75	71	63	8
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	75	71	60	11
JPM	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	62	35	27
JPM	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	65	61	35	26
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	33	30	18	12
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	09/20/2020	33	31	18	13
CIT	Ally Financial Inc., 7.50%, 09/15/2020	N/A	5.00%	06/20/2020	350	(47)	(52)	5
CSI	Ally Financial Inc., 7.50%, 09/15/2020	N/A	5.00%	12/20/2019	140	(18)	(22)	4
CGM	American Express Co., 7.00%, 03/19/2018	N/A	1.00%	12/20/2020	1,600	(50)	(49)	(1)
JPM	Anthem Inc., 5.88%, 06/15/2017	N/A	1.00%	09/20/2020	1,670	(32)	(29)	(3)
JPM	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	12/20/2020	1,250	(24)	(14)	(10)
GSB	AT&T Inc., 1.60%, 02/15/2017	N/A	1.00%	03/20/2020	1,875	(23)	(31)	8
CSI	Avnet Inc., 4.88%, 12/01/2022	N/A	1.00%	12/20/2020	2,100	(45)	(13)	(32)
BNP	Banco Comercial Portugues SA, 3.34%, 02/27/2017	N/A	5.00%	12/20/2020	111	(2)	(2)	—
BCL	Bank of America Corp., 5.65%, 05/01/2018	N/A	1.00%	09/20/2020	1,200	(17)	(13)	(4)
GSC	Bank of America Corp., 5.65%, 05/01/2018	N/A	1.00%	12/20/2020	1,600	(22)	(20)	(2)
GSC	Bank of America Corp., 5.65%, 05/01/2018	N/A	1.00%	12/20/2020	3,333	(45)	(10)	(35)
JPM	Bank of America Corp., 5.65%, 05/01/2018	N/A	1.00%	09/20/2020	1,200	(17)	(9)	(8)
BCL	BASF SE, 5.88%, 03/31/2017	N/A	1.00%	12/20/2020	750	(22)	(24)	2
BOA	BASF SE, 5.88%, 03/31/2017	N/A	1.00%	12/20/2020	369	(11)	(12)	1
CGM	BMW Finance NV 5.00%, 08/06/2018	N/A	1.00%	12/20/2018	435	(6)	(0)	(6)
JPM	Boston Scientific Corp., 2.65%, 10/01/2018	N/A	1.00%	06/20/2020	1,250	(34)	(31)	(3)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
GSC	Brisa - Concessao Rodoviaria SA, 4.50%, 12/05/2016	N/A	5.00%	12/20/2020	$111	$(22)	$(22)	$—
GSC	Brisa - Concessao Rodoviaria SA, 4.50%, 12/05/2016	N/A	5.00%	12/20/2020	120	(24)	(25)	1
GSC	Brisa - Concessao Rodoviaria SA, 4.50%, 12/05/2016	N/A	5.00%	12/20/2020	120	(23)	(25)	2
BCL	Cable & Wireless International Finance NV., 8.63%, 03/25/2019	N/A	5.00%	12/20/2020	191	(21)	(23)	2
BOA	Cable & Wireless International Finance NV., 8.63%, 03/25/2019	N/A	5.00%	12/20/2020	26	(3)	(3)	—
GSC	Calpine Corp., 5.38%, 01/15/2023	N/A	5.00%	12/20/2020	150	—	1	(1)
JPM	Capital One Financial Corp., 5.25%, 02/21/2017	N/A	1.00%	12/20/2020	400	(9)	(9)	—
BBP	Cardinal Health Inc., 1.90%, 06/15/2017	N/A	1.00%	12/20/2018	1,620	(44)	(49)	5
CGM	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2020	600	(4)	(11)	7
CSI	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2020	1,430	(9)	(24)	15
JPM	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	09/20/2020	850	(7)	(21)	14
JPM	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2020	1,500	(9)	(27)	18
GSC	CenturyLink Inc., 6.00%, 04/01/2017	N/A	1.00%	12/20/2020	400	58	57	1
BCL	Citigroup Inc., 6.13%, 05/15/2018	N/A	1.00%	09/20/2020	419	(4)	(1)	(3)
GSC	Citigroup Inc., 6.13%, 05/15/2018	N/A	1.00%	09/20/2020	781	(8)	(5)	(3)
GSC	Citigroup Inc., 6.13%, 05/15/2018	N/A	1.00%	09/20/2020	1,200	(12)	(3)	(9)
GSC	Citigroup Inc., 6.13%, 05/15/2018	N/A	1.00%	12/20/2020	1,600	(14)	(13)	(1)
MSC	Convatec Healthcare SA, 10.88%, 12/15/2018	N/A	5.00%	12/20/2020	185	(28)	(32)	4
BBP	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	06/20/2018	125	4	3	1
BCL	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	06/20/2018	125	4	3	1
GSC	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	12/20/2018	250	12	5	7
GSC	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	12/20/2018	100	5	2	3
BCL	Deutsche Lufthansa AG 6.50%, 07/07/2016	N/A	1.00%	03/20/2020	136	—	1	(1)
BCL	Deutsche Lufthansa AG 6.50%, 07/07/2016	N/A	1.00%	03/20/2020	136	—	1	(1)
CSI	DIRECTV Holdings LLC, 5.00%, 03/01/2021	N/A	1.00%	12/20/2020	340	(6)	(5)	(1)
CSI	DIRECTV Holdings LLC, 5.00%, 03/01/2021	N/A	1.00%	12/20/2020	370	(6)	(5)	(1)
CSI	DIRECTV Holdings LLC, 5.00%, 03/01/2021	N/A	1.00%	12/20/2020	890	(15)	(12)	(3)
JPM	Dow Chemical Co., 7.38%, 11/01/2029	N/A	1.00%	09/20/2018	730	(13)	(4)	(9)
BCL	Energias de Portugal SA, 4.50%, 05/21/2018	N/A	5.00%	12/20/2020	50	(8)	(9)	1
CIT	Energias de Portugal SA, 6.00%, 12/07/2014	N/A	5.00%	09/20/2017	699	(53)	(113)	60
MSC	Energias de Portugal SA, 4.50%, 05/21/2018	N/A	5.00%	12/20/2020	206	(33)	(37)	4
BOA	Federative Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2019	925	98	38	60
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2019	895	95	43	52
CGM	Ford Motor Co., 6.50%, 08/01/2018	N/A	5.00%	12/20/2020	575	(104)	(105)	1
BOA	Galapagos Holding SA, 7.00%, 06/15/2022	N/A	5.00%	12/20/2020	153	10	7	3
BOA	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	657	(13)	(20)	7
CIT	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	375	(7)	(10)	3
DUB	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	380	(7)	(11)	4
MSC	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2020	766	(15)	(22)	7
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	520	51	32	19
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	03/20/2020	353	72	54	18
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	03/20/2020	71	15	11	4
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	44	10	6	4
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	85	8	6	2
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	88	8	5	3
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	89	8	5	3
GSC	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	61	13	7	6
GSC	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	09/20/2020	820	190	84	106
GSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	03/20/2020	90	18	14	4
JPM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	03/20/2020	317	64	49	15
JPM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	39	8	5	3
GSC	Glencore Finance Europe, 6.50%, 02/27/2019	N/A	1.00%	12/20/2020	174	1	2	(1)
JPM	Glencore Finance Europe, 6.50%, 02/27/2019	N/A	1.00%	12/20/2020	359	2	5	(3)
BOA	Goldman Sachs Group Inc., 5.95%, 01/18/2018	N/A	1.00%	09/20/2020	1,200	(10)	2	(12)
BOA	Goldman Sachs Group Inc., 5.95%, 01/18/2018	N/A	1.00%	09/20/2020	1,200	(11)	2	(13)
BOA	Goldman Sachs Group Inc., 5.95%, 01/18/2018	N/A	1.00%	12/20/2020	1,600	(13)	(12)	(1)
BCL	HCA Inc., 8.00%, 10/01/2018	N/A	5.00%	12/20/2020	500	(60)	(61)	1
CGM	HCA Inc., 8.00%, 10/01/2018	N/A	5.00%	12/20/2020	225	(27)	(23)	(4)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
CSI	Hewlett-Packard Co., 5.40%, 03/01/2017	N/A	1.00%	12/20/2020	$625	$16	$18	$(2)
GSI	International Business Machines Corp., 5.70%, 09/14/2017	N/A	1.00%	12/20/2018	1,620	(37)	(49)	12
BBP	iTraxx Europe Senior Series 20	N/A	1.00%	12/20/2018	1,228	(20)	(7)	(13)
CIT	iTraxx Europe Senior Series 20	N/A	1.00%	12/20/2018	2,619	(43)	(15)	(28)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	1,099	(18)	(12)	(6)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	1,533	(25)	(16)	(9)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	1,533	(25)	(16)	(9)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	130	(2)	(2)	—
CIT	iTraxx Europe Series 9	N/A	5.00%	06/20/2018	1,978	(127)	254	(381)
BOA	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	09/20/2020	421	(6)	(3)	(3)
CGM	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	09/20/2020	570	(8)	(5)	(3)
CGM	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	09/20/2020	571	(8)	(5)	(3)
CSI	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	12/20/2020	1,600	(21)	(19)	(2)
GSC	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	09/20/2020	458	(6)	(5)	(1)
GSC	JPMorgan Chase & Co., 6.00%, 01/15/2018	N/A	1.00%	09/20/2020	380	(5)	(4)	(1)
CGM	Ladbrokes Group Finance Plc, 7.63, 03/05/2017	N/A	1.00%	12/20/2020	111	6	8	(2)
GSC	Lennar Corp., 4.75%, 12/15/2017	N/A	5.00%	12/20/2019	200	(26)	(27)	1
CGM	Louis Dreyfus Commodities, 4.00%, 12/04/2020	N/A	5.00%	12/20/2020	18	(1)	0	(1)
CGM	Louis Dreyfus Commodities, 4.00%, 12/04/2020	N/A	5.00%	12/20/2020	75	(2)	1	(3)
GSC	Louis Dreyfus Commodities, 4.00%, 12/04/2020	N/A	5.00%	09/20/2020	54	(2)	(5)	3
GSC	Louis Dreyfus Commodities, 4.00%, 12/04/2020	N/A	5.00%	12/20/2020	65	(2)	(4)	2
CGM	Lowes Corp., 6.00%, 02/01/2035	N/A	1.00%	12/20/2020	1,600	(58)	(54)	(4)
BOA	Marks & Spencer Plc, 6.13%, 12/02/2019	N/A	1.00%	06/20/2020	353	(1)	(3)	2
CGM	Marks & Spencer Plc, 6.13%, 12/02/2019	N/A	1.00%	06/20/2020	272	(1)	(3)	2
MSC	Marks & Spencer Plc, 6.13%, 12/02/2019	N/A	1.00%	06/20/2020	174	(1)	(2)	1
MSC	Marks & Spencer Plc, 6.13%, 12/02/2019	N/A	1.00%	06/20/2020	353	(1)	(4)	3
CGM	Melia Hotels International SA, 4.50%, 04/04/2018	N/A	5.00%	12/20/2020	185	(33)	(34)	1
CGM	Melia Hotels International SA, 4.50%, 04/04/2018	N/A	5.00%	12/20/2020	261	(47)	(51)	4
GSC	Melia Hotels International SA, 4.50%, 04/04/2018	N/A	5.00%	12/20/2020	185	(34)	(35)	1
CGM	Metlife, 4.75%, 02/08/2021	N/A	1.00%	12/20/2020	429	(2)	—	(2)
CSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	1,279	(32)	(38)	6
GSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	341	(8)	(10)	2
CSI	Monitchem Holding Co., 5.25%, 06/15/2021	N/A	5.00%	12/20/2020	143	(11)	(12)	1
CSI	Monitchem Holding Co., 5.25%, 06/15/2021	N/A	5.00%	12/20/2020	107	(8)	(9)	1
BOA	Morgan Stanley Corp., 3.75%, 02/25/2023	N/A	1.00%	09/20/2020	756	(7)	(6)	(1)
CGM	Morgan Stanley Corp., 3.75%, 02/25/2023	N/A	1.00%	12/20/2020	1,600	(13)	(12)	(1)
GSC	Morgan Stanley Corp., 3.75%, 02/25/2023	N/A	1.00%	09/20/2020	1,200	(10)	(4)	(6)
JPM	Morgan Stanley Corp., 3.75%, 02/25/2023	N/A	1.00%	09/20/2020	444	(4)	(4)	—
BCL	Motorola Solutions Inc., 7.50%, 05/15/2025	N/A	1.00%	09/20/2020	50	1	2	(1)
BOA	Motorola Solutions Inc., 7.50%, 05/15/2025	N/A	1.00%	09/20/2020	375	4	11	(7)
GSC	Motorola Solutions Inc., 7.50%, 05/15/2026	N/A	1.00%	12/20/2020	245	4	5	(1)
GSC	Motorola Solutions Inc., 7.50%, 05/15/2027	N/A	1.00%	12/20/2020	690	11	17	(6)
JPM	Motorola Solutions Inc., 7.50%, 05/15/2025	N/A	1.00%	12/20/2020	500	8	18	(10)
CGM	Navient Corp., 5.50%, 01/25/2023	N/A	5.00%	09/20/2020	200	11	3	8
JPM	Navient LLC, 6.25%, 01/25/2016	N/A	1.00%	12/20/2019	100	16	7	9
JPM	Nordstrom, 6.95%, 03/15/2028	N/A	1.00%	12/20/2020	618	(6)	(3)	(3)
JPM	Nordstrom, 6.95%, 03/15/2028	N/A	1.00%	12/20/2020	444	(4)	(2)	(2)
BNP	Obrigacoes do Tesouro, 4.95%, 10/25/2023	N/A	1.00%	09/20/2019	725	8	22	(14)
CSI	Omnicom Group Inc., 4.45%, 08/15/2020	N/A	1.00%	12/20/2020	370	(13)	(10)	(3)
CSI	Omnicom Group Inc., 4.45%, 08/15/2020	N/A	1.00%	12/20/2020	518	(19)	(14)	(5)
JPM	Pernod Ricard SA 4.25%, 07/15/2022	N/A	1.00%	12/20/2020	326	(5)	(3)	(2)
CGM	Prudential Financial, 6.10%, 06/15/2017	N/A	1.00%	12/20/2020	457	(3)	(1)	(2)
GSC	Prudential Financial, 6.10%, 06/15/2017	N/A	1.00%	12/20/2020	433	(3)	(3)	—
JPM	Radian Group Inc., 9.00%, 06/15/2017	N/A	5.00%	06/20/2019	400	(30)	(45)	15
JPM	Radian Group Inc., 9.00%, 06/15/2017	N/A	5.00%	06/20/2019	500	(38)	(55)	17
GSC	Rallye SA 7.63%, 11/04/2016	N/A	5.00%	12/20/2020	174	38	26	12
BBP	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	1,275	(6)	23	(29)
JPM	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	865	(3)	14	(17)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
CGM	Societe Generale SA, 3.75%, 03/01/2017	N/A	1.00%	12/20/2020	$435	$(7)	$(5)	$(2)
BBP	Solvay SA, 4.63%, 06/27/2018	N/A	1.00%	12/20/2020	54	—	—	—
BOA	Solvay SA, 4.63%, 06/27/2018	N/A	1.00%	12/20/2020	190	(1)	(1)	—
CIT	Solvay SA, 4.63%, 06/27/2018	N/A	1.00%	12/20/2020	120	(1)	(1)	—
JPM	Solvay SA 4.63%, 06/27/2018	N/A	1.00%	12/20/2020	114	(1)	(1)	—
JPM	Sony Corp., 1.57%, 06/19/2015	N/A	1.00%	03/20/2019	1,186	(22)	91	(113)
CSI	Southwest Airlines Co., 5.13%, 03/01/2017	N/A	1.00%	12/20/2019	580	(13)	(10)	(3)
JPM	Textron Inc., 5.60%, 12/01/2017	N/A	1.00%	09/20/2020	700	(6)	(4)	(2)
GSB	The Raytheon Co., 7.20%, 08/15/2027	N/A	1.00%	03/20/2020	967	(34)	(39)	5
GSC	The Raytheon Co., 7.20%, 08/15/2027	N/A	1.00%	03/20/2020	970	(34)	(39)	5
CSI	The Walt Disney Co., 2.55%, 02/15/2022	N/A	1.00%	12/20/2020	710	(28)	(27)	(1)
CSI	The Walt Disney Co., 2.55%, 02/15/2022	N/A	1.00%	12/20/2020	890	(35)	(34)	(1)
CSI	The Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2020	425	7	7	—
CGM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	06/20/2020	750	(6)	29	(35)
GSC	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	03/20/2020	206	(2)	(3)	1
GSC	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	03/20/2020	216	(2)	(4)	2
GSC	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	03/20/2020	473	(5)	(8)	3
JPM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	03/20/2020	188	(2)	(3)	1
JPM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	06/20/2020	64	(1)	2	(3)
JPM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	06/20/2020	39	—	2	(2)
CSI	Time Warner Inc., 2.10%, 06/01/2019	N/A	1.00%	12/20/2020	710	(11)	(12)	1
CSI	Time Warner Inc., 2.10%, 06/01/2019	N/A	1.00%	12/20/2020	890	(14)	(12)	(2)
JPM	Unitymedia Hessen Gmbh & Co. 6.13%, 01/15/2025	N/A	5.00%	12/20/2020	359	(52)	(35)	(17)
JPM	Unitymedia Hessen Gmbh & Co. 6.13%, 01/15/2025	N/A	5.00%	12/20/2020	369	(54)	(55)	1
GSC	Valero Energy Corp., 8.75%, 06/15/2030	N/A	1.00%	12/20/2020	215	—	2	(2)
GSC	Valero Energy Corp., 8.75%, 06/15/2030	N/A	1.00%	12/20/2020	347	—	3	(3)
GSC	Valero Energy Corp., 8.75%, 06/15/2030	N/A	1.00%	12/20/2020	638	1	5	(4)
CSI	Verizon Communications Inc., 2.55%, 06/17/2019	N/A	1.00%	12/20/2020	710	(12)	(10)	(2)
CSI	Verizon Communications Inc., 2.55%, 06/17/2019	N/A	1.00%	12/20/2020	890	(15)	(12)	(3)
BCL	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020	54	—	—	—
CGM	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020	196	(1)	(1)	—
CGM	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020	27	—	—	—
CSI	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020	87	(1)	(1)	—
CGM	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2020	174	4	12	(8)
CGM	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2020	217	5	13	(8)
GSC	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2020	185	5	10	(5)
GSC	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2020	185	5	10	(5)
JPM	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2017	188	1	2	(1)
JPM	Volkswagen International Finance NV 5.38%, 05/22/2018	N/A	1.00%	12/20/2017	187	1	2	(1)
MSC	Weatherford Bermuda Holdings Ltd., 4.50%, 04/15/2022	N/A	1.00%	03/20/2016	593	2	6	(4)
BOA	Wells Fargo & Co., 0.49%, 10/28/2015	N/A	1.00%	09/20/2020	779	(18)	(16)	(2)
GSC	Wells Fargo & Co., 0.49%, 10/28/2015	N/A	1.00%	09/20/2020	421	(10)	(8)	(2)
JPM	Wells Fargo & Co., 0.49%, 10/28/2015	N/A	1.00%	09/20/2020	1,200	(28)	(20)	(8)
					$106,705	$(398)	$(286)	$(112)
Credit default swap agreements - sell protection (3)
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	03/20/2018	$(54)	$(52)	$(5)	$(47)
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	03/20/2020	(185)	(175)	(28)	(147)
BCL	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(71)	(66)	(14)	(52)
BNP	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(76)	(72)	(15)	(57)
BNP	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(293)	(277)	(57)	(220)
BNP	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(76)	(72)	(13)	(59)
BNP	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(51)	(48)	(9)	(39)
CGM	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2019	(2)	(2)	(0)	(2)
CGM	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(141)	(133)	(27)	(106)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2017	(87)	(82)	(31)	(51)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	03/20/2018	$(82)	$(77)	$(7)	$(70)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2019	(76)	(72)	(20)	(52)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2019	(76)	(72)	(16)	(56)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2019	(109)	(103)	(27)	(76)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(76)	(72)	(16)	(56)
CSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	(37)	(35)	(23)	(12)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	03/20/2020	(76)	(71)	(9)	(62)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	03/20/2020	(109)	(103)	(14)	(89)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(185)	(174)	(27)	(147)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(76)	(72)	(15)	(57)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(152)	(143)	(29)	(114)
GSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2020	(76)	(71)	(15)	(56)
GSI	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2016	(76)	(71)	(31)	(40)
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2016	(43)	(41)	(6)	(35)
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	06/20/2016	(76)	(71)	(18)	(53)
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2016	(37)	(35)	(8)	(27)
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2017	(109)	(102)	(39)	(63)
MSC	Abengoa SA, 8.50%, 03/31/2016	N/A	5.00%	12/20/2020	(74)	(70)	(46)	(24)
BBP	ArcelorMittal, 6.13%, 06/01/2018	8.85%	1.00%	09/20/2019	(120)	(27)	(9)	(18)
BCL	ArcelorMittal, 6.13%, 06/01/2018	8.85%	1.00%	09/20/2019	(122)	(28)	(10)	(18)
CGM	ArcelorMittal, 6.13%, 06/01/2018	8.94%	1.00%	12/20/2019	(185)	(45)	(14)	(31)
CIT	ArcelorMittal, 6.13%, 06/01/2018	8.85%	1.00%	09/20/2019	(245)	(57)	(20)	(37)
CSI	ArcelorMittal, 6.13%, 06/01/2018	8.85%	1.00%	09/20/2019	(250)	(58)	(20)	(38)
CSI	ArcelorMittal, 6.13%, 06/01/2018	9.21%	1.00%	06/20/2020	(533)	(147)	(47)	(100)
BBP	Bayerische Landesbank, 4.38%, 01/22/2014	0.54%	1.00%	12/20/2018	(772)	11	2	9
JPM	Calpine Corp., 5.38%, 01/15/2023	5.01%	5.00%	12/20/2020	(150)	1	6	(5)
BCL	Casino Guichard Perrachon SA, 3.16%, 08/06/2019	3.85%	1.00%	12/20/2020	(356)	(44)	(26)	(18)
BCL	Casino Guichard Perrachon SA, 3.16%, 08/06/2019	3.85%	1.00%	12/20/2020	(456)	(57)	(34)	(23)
GSI	Casino Guichard Perrachon SA, 3.16%, 08/06/2019	3.85%	1.00%	12/20/2020	(185)	(23)	(12)	(11)
JPM	Casino Guichard Perrachon SA, 3.16%, 08/06/2019	3.85%	1.00%	12/20/2020	(100)	(12)	(7)	(5)
BCL	Casino Guichard Perrachon SA, 3.16%, 08/06/2019	3.85%	1.00%	12/20/2020	(348)	(44)	(24)	(20)
CGM	CNH Industrial Finance Europe SA, 6.25%, 03/09/2018	2.89%	5.00%	06/20/2020	(217)	19	35	(16)
CIT	CNH Industrial Finance Europe SA, 6.25%, 03/09/2018	2.40%	5.00%	03/20/2019	(196)	16	39	(23)
CIT	CNH Industrial Finance Europe SA, 6.25%, 03/09/2018	2.40%	5.00%	03/20/2019	(196)	16	38	(22)
BCL	Community Health Systems Inc., 8.00%, 11/15/2019	5.78%	5.00%	12/20/2020	(250)	(8)	17	(25)
CGM	Community Health Systems Inc., 8.00%, 11/15/2019	5.78%	5.00%	12/20/2020	(200)	(7)	(1)	(6)
GSC	Community Health Systems Inc., 8.00%, 11/15/2019	5.54%	5.00%	09/20/2020	(300)	(7)	26	(33)
JPM	Community Health Systems Inc., 8.00%, 11/15/2019	5.78%	5.00%	12/20/2020	(200)	(6)	9	(15)
BCL	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	12.60%	1.00%	06/20/2020	(448)	(155)	(33)	(122)
CSI	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	12.60%	1.00%	06/20/2020	(194)	(67)	(15)	(52)
GSI	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	12.60%	1.00%	06/20/2020	(218)	(75)	(20)	(55)
MSC	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	12.60%	1.00%	06/20/2020	(390)	(135)	(28)	(107)
CGM	Glencore Finance Europe, 6.50%, 02/27/2019	7.96%	1.00%	09/20/2020	(217)	(54)	(20)	(34)
CGM	Glencore Finance Europe, 6.50%, 02/27/2019	7.96%	1.00%	09/20/2020	(22)	(5)	(2)	(3)
CSI	Glencore Finance Europe, 6.50%, 02/27/2019	7.96%	1.00%	09/20/2020	(76)	(19)	(7)	(12)
JPM	Glencore Finance Europe, 6.50%, 02/27/2019	7.45%	5.00%	12/20/2017	(174)	(7)	(10)	3
BNP	Glencore Finance Europe SA, 6.50%, 02/27/2019	7.96%	1.00%	06/20/2021	(138)	(38)	(17)	(21)
CGM	Glencore Finance Europe SA, 6.50%, 02/27/2019	7.94%	1.00%	06/20/2020	(212)	(51)	(6)	(45)
CIT	Glencore Finance Europe SA, 6.50%, 02/27/2019	7.96%	1.00%	06/20/2021	(275)	(76)	(34)	(42)
BCL	Hertz Corp., 7.50%, 10/15/2018	3.03%	5.00%	06/20/2020	(165)	13	9	4
GSC	Hertz Corp., 7.50%, 10/15/2018	3.03%	5.00%	06/20/2020	(500)	41	32	9
GSC	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	12/20/2020	(150)	10	8	2
JPM	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	12/20/2020	(150)	11	8	3
JPM	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	12/20/2020	(125)	9	8	1
JPM	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	12/20/2020	(200)	14	10	4
BBP	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	(978)	125	211	(86)
CIT	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	(1,402)	179	299	(120)
DUB	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	(696)	89	149	(60)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
JPM	Macy’s Retail Holdings Inc., 7.45%, 07/15/2017	2.14%	1.00%	12/20/2020	$(618)	$(31)	$(36)	$5
JPM	Macy’s Retail Holdings Inc., 7.45%, 07/15/2017	2.14%	1.00%	12/20/2020	(444)	(20)	(25)	5
BNP	Novo Banco SA, 2.62%, 05/08/2017	11.15%	5.00%	03/20/2020	(168)	(30)	15	(45)
BNP	Novo Banco SA, 2.62%, 05/08/2017	11.15%	5.00%	03/20/2020	(168)	(29)	16	(45)
BNP	Novo Banco SA, 2.62%, 05/08/2017	10.88%	5.00%	09/20/2020	(293)	(52)	28	(80)
BNP	Novo Banco SA, 2.62%, 05/08/2017	10.88%	5.00%	09/20/2020	(185)	(34)	(5)	(29)
BBP	Republic of France, 4.25%, 04/25/2019	0.43%	0.25%	06/20/2023	(780)	(9)	(61)	52
CIT	Republic of France, 4.25%, 04/25/2019	0.43%	0.25%	06/20/2023	(530)	(5)	(43)	38
GSC	Tenet Healthcare Corp., 6.88%, 11/15/2031	5.50%	5.00%	06/20/2020	(125)	(2)	10	(12)
JPM	Teva Pharmaceuticals Corp., 3.65%, 11/10/2021	0.92%	1.00%	06/20/2020	(1,250)	7	11	(4)
BCL	Volkswagen International Finance NV 5.38%, 05/22/2018	1.52%	1.00%	12/20/2020	(179)	(4)	(12)	8
CGM	Vougeot Bidco Plc, 7.88%, 07/15/2020	3.12%	5.00%	06/20/2020	(43)	4	5	(1)
CSI	Vougeot Bidco Plc, 7.88%, 07/15/2020	3.12%	5.00%	06/20/2020	(217)	18	25	(7)
					$(19,692)	$(3,319)	$(147)	$(3,172)

Counterparty	Reference Obligation	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
N/A	iTraxx Europe Crossover Series 21	5.00%	12/20/2019	$7,315	$(475)	$177
N/A	iTraxx Europe Crossover Series 24	5.00%	12/20/2020	4,540	(404)	(10)
N/A	iTraxx Europe Senior Series 22	1.00%	12/20/2019	300	(5)	(1)
				$12,155	$(884)	$166
Credit default swap agreements - sell protection (3)
N/A	CDX.NA.HY.25	5.00%	12/20/2020	$(150)	$2	$—
N/A	CDX.NA.IG.24	1.00%	06/20/2020	(647)	4	(1)
N/A	iTraxx Europe Crossover Series 21	5.00%	06/20/2019	(1,473)	135	(60)
N/A	iTraxx Europe Crossover Series 23	5.00%	06/20/2020	(4,395)	306	(54)
N/A	iTraxx Europe Senior Series 23	1.00%	06/20/2020	(1,272)	17	(11)
N/A	iTraxx Europe Series 21	1.00%	06/20/2019	(1,190)	20	(6)
				$(9,127)	$484	$(132)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
BNP	Allergan Plc	3-Month LIBOR -0.15%	09/27/2016	$(54)	$—
BNP	Calpine Co.	3-Month LIBOR -0.20%	12/09/2016	(43)	(4)
BNP	Caterpillar Inc.	3-Month LIBOR -0.10%	12/09/2016	(59)	1
BNP	Caterpillar Inc.	3-Month LIBOR -0.20%	11/16/2016	(83)	5
BNP	Caterpillar Inc.	3-Month LIBOR -0.20%	11/24/2016	(80)	2
BNP	Caterpillar Inc.	3-Month LIBOR -0.20%	12/12/2016	(55)	—
BNP	Caterpillar Inc.	3-Month LIBOR -0.20%	12/14/2016	(114)	(5)
BNP	Cheniere Energy Inc.	3-Month LIBOR -0.10%	12/15/2016	(41)	4
BNP	Cheniere Energy Inc.	3-Month LIBOR -0.25%	12/22/2016	(47)	—
BNP	Community Health Systems Inc.	3-Month LIBOR -0.25%	12/19/2016	(44)	(2)
BNP	Community Health Systems Inc.	3-Month LIBOR -0.25%	12/21/2016	(29)	(1)
BNP	Community Health Systems Inc.	3-Month LIBOR -0.25%	12/21/2016	(32)	(1)
BNP	Endo International PLC	3-Month LIBOR -0.25%	12/13/2016	(29)	(1)
BNP	Hewlett Packard Enterprise Co.	3-Month LIBOR -0.10%	11/07/2016	(37)	(1)
BNP	HP Inc.	3-Month LIBOR -0.10%	11/07/2016	(31)	1
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	1-Month LIBOR -1.50%	12/19/2016	(377)	(12)
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -0.90%	12/09/2016	(700)	15
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.00%	11/17/2016	(333)	7

See accompanying Notes to Financial Statements.

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.00%	11/17/2016	$(581)	$11
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.00%	11/23/2016	(794)	20
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.00%	11/24/2016	(498)	10
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.00%	11/24/2016	(311)	6
BNP	iShares iBoxx USD High Yield Corporate Bond ETF	3-Month LIBOR -1.50%	12/19/2016	(298)	(10)
BNP	Micron Technology Inc.	3-Month LIBOR -0.10%	12/15/2016	(42)	—
BNP	Micron Technology Inc.	3-Month LIBOR -0.25%	10/03/2016	(85)	—
BNP	Micron Technology Inc.	3-Month LIBOR -0.25%	12/29/2016	(56)	(1)
BNP	Powersahres Senior Loan ETF	3-Month LIBOR -2.50%	09/27/2016	(279)	(1)
BNP	Powershares Senior Loan ETF	3-Month LIBOR -1.50%	10/24/2016	(287)	7
BNP	Tenet Healthcare Corp.	3-Month LIBOR -0.25%	12/21/2016	(41)	(5)
BNP	Tenet Healthcare Corp.	3-Month LIBOR -0.25%	12/21/2016	(68)	(8)
BOA	Allergan Plc	3-Month LIBOR -0.30%	08/30/2016	(120)	3
BOA	Allergan Plc	3-Month LIBOR -0.30%	10/26/2016	(75)	(19)
BOA	Caterpillar Inc.	3-Month LIBOR -0.30%	03/30/2016	(171)	2
BOA	Caterpillar Inc.	3-Month LIBOR -0.30%	11/28/2016	(67)	3
BOA	Cheniere Energy Inc.	3-Month LIBOR -0.30%	07/21/2016	(24)	5
BOA	Citigroup Inc.	3-Month LIBOR -0.30%	08/16/2016	(160)	5
BOA	Endo International PLC	3-Month LIBOR -0.30%	11/17/2016	(41)	(2)
BOA	First Data Corp.	3-Month LIBOR -0.30%	12/23/2016	(39)	(1)
BOA	HCA Holdings, Inc.	3-Month LIBOR -0.30%	12/23/2016	(64)	(3)
BOA	Hewlett Packard Enterprise Co.	3-Month LIBOR -0.30%	11/07/2016	(32)	(4)
BOA	Hewlett Packard Enterprise Co.	3-Month LIBOR -0.30%	11/07/2016	(56)	(5)
BOA	HP Inc.	3-Month LIBOR -0.30%	11/07/2016	(27)	(1)
BOA	HP Inc.	3-Month LIBOR -0.30%	11/07/2016	(47)	(1)
BOA	iShares iBoxx USD High Yield Corporate Bond ETF	1-Month LIBOR -1.15%	12/07/2016	(1,241)	32
BOA	iShares iBoxx USD High Yield Corporate Bond ETF	1-Month LIBOR -1.15%	12/13/2016	(162)	—
BOA	iShares iBoxx USD High Yield Corporate Bond ETF	1-Month LIBOR -1.15%	12/15/2016	(211)	—
BOA	iShares iBoxx USD High Yield Corporate Bond ETF	1-Month LIBOR -1.35%	12/26/2016	(198)	(5)
BOA	iShares US Preferred Stock	3-Month LIBOR -2.50%	10/03/2016	(433)	—
BOA	Mallinckrodt PLC	3-Month LIBOR -0.30%	10/26/2016	(76)	(18)
BOA	Mallinckrodt PLC	3-Month LIBOR -0.30%	11/15/2016	(40)	(12)
BOA	Micron Technology Inc.	3-Month LIBOR -0.30%	07/05/2016	(79)	1
BOA	Micron Technology Inc.	3-Month LIBOR -0.30%	10/06/2016	(75)	3
BOA	Micron Technology Inc.	3-Month LIBOR -0.30%	11/17/2016	(74)	4
BOA	Powershares QQQ	3-Month LIBOR	03/02/2016	(447)	8
BOA	Powershares Senior Loan ETF	3-Month LIBOR	11/17/2016	(307)	4
BOA	Powershares Senior Loan ETF	3-Month LIBOR -0.20%	12/13/2016	(191)	1
BOA	SPDR S&P Oil & Gas Exploration & Production	1-Month LIBOR -2.20%	12/01/2016	(51)	(1)
BOA	SPDR S&P Oil & Gas Exploration & Production	1-Month LIBOR -2.20%	12/12/2016	(80)	4
BOA	SPDR S&P Oil & Gas Exploration & Production	1-Month LIBOR -2.60%	07/27/2016	(87)	(4)
BOA	SPDR S&P Oil & Gas Exploration & Production	3-Month LIBOR -2.30%	11/17/2016	(31)	—
BOA	SPDR S&P Oil & Gas Exploration & Production	3-Month LIBOR -2.40%	11/01/2016	(70)	9
BOA	Sprint Corp.	3-Month LIBOR -0.30%	09/21/2016	(66)	1
BOA	Sprint Corp.	3-Month LIBOR -0.30%	09/26/2016	(45)	—
BOA	Sprint Corp.	3-Month LIBOR -0.30%	10/03/2016	(50)	6
BOA	Sprint Corp.	3-Month LIBOR -0.80%	11/30/2016	(45)	2
BOA	Tenet Healthcare Corp.	3-Month LIBOR -0.30%	12/23/2016	(34)	(4)
BOA	Valeant Pharmaceuticals International Inc.	3-Month LIBOR -0.30%	10/31/2016	(56)	5
BOA	Valeant Pharmaceuticals International Inc.	3-Month LIBOR -0.30%	11/03/2016	(39)	4
BOA	Valeant Pharmaceuticals International Inc.	3-Month LIBOR -0.30%	11/03/2016	(102)	5
BOA	Valeant Pharmaceuticals International Inc.	3-Month LIBOR -0.30%	11/14/2016	(90)	(17)
BOA	Valeant Pharmaceuticals International Inc.	3-Month LIBOR -0.30%	11/17/2016	(48)	(18)
CSI	Abengoa S.A.	3-Month Euribor -50.00%	11/17/2016	EUR	(49)	39
$68

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Over the Counter Contracts for Differences

Counterparty	Reference Entity	Financing Fee	Expiration	Contracts Long (Short)	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
BOA	AA Plc.	1-Month LIBOR + 0.25%	TBD	18	GBP	51	$7
BOA	Abengoa S.A.	Euro Interbank Offered Rate - 40.00%	TBD	(10)	EUR	(3)	1
BOA	ABN AMRO Group N.V.	Euro Interbank Offered Rate + 0.30%	TBD	9	EUR	177	9
BOA	Altice N.V.	Euro Interbank Offered Rate + 0.30%	TBD	8	EUR	89	22
BOA	APERAM	Euro Interbank Offered Rate - 0.28%	TBD	(4)	EUR	(140)	(13)
BOA	Banco Bilbao Vizcaya Argentaria, S.A.	Euro Interbank Offered Rate - 0.28%	TBD	(24)	EUR	(173)	5
BOA	Banco de Sabadell S.A.	Euro Interbank Offered Rate + 0.30%	TBD	46	EUR	78	(3)
BOA	Banco Popular Espanol S.A.	Euro Interbank Offered Rate - 0.28%	TBD	(130)	EUR	(416)	24
BOA	Barclays Plc.	1-Month LIBOR + 0.25%	TBD	147	GBP	317	9
BOA	Commerzbank AG	Euro Interbank Offered Rate + 0.30%	TBD	9	EUR	85	2
BOA	Eurobank Ergasias S.A.	Euro Interbank Offered Rate + 1.00%	TBD	231	EUR	228	13
BOA	Hellenic Telecommunications Organization S.A.	Euro Interbank Offered Rate + 1.00%	TBD	84	EUR	701	78
BOA	Lloyds Banking Group Plc.	1-Month LIBOR + 0.25%	TBD	501	GBP	353	20
BOA	Numericable — SFR SAS	Euro Interbank Offered Rate + 0.30%	TBD	9	EUR	305	35
BOA	Repsol S.A.	Euro Interbank Offered Rate - 0.28%	TBD	(40)	EUR	(428)	21
BOA	Repsol S.A.	Euro Interbank Offered Rate - 0.28%	TBD	(40)	EUR	—	(20)
BOA	Smurfit Kappa Group Plc.	Euro Interbank Offered Rate + 0.30%	TBD	9	EUR	200	3
							$213

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices or corporate issues for which an implied credit spread is not available serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/DFA U.S. Micro Cap Fund ‡

	Shares/Par †	Value
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 14.7%
Caleres Inc.	7	$192
Core-Mark Holding Co. Inc.	3	264
Drew Industries Inc.	3	183
EW Scripps Co. - Class A (b)	13	244
Gentherm Inc. (a)	4	211
Other Securities		11,027
		12,121
CONSUMER STAPLES - 3.4%
Coca-Cola Bottling Co.	1	207
Dean Foods Co.	11	181
National Beverage Corp. (a)	5	240
WD-40 Co.	2	186
Other Securities		2,019
		2,833
ENERGY - 2.5%
Tetra Technologies Inc. (a)	11	80
Other Securities		1,947
		2,027
FINANCIALS - 22.5%
Astoria Financial Corp.	13	207
BancFirst Corp.	3	181
Columbia Banking System Inc.	6	192
Community Bank System Inc.	5	210
National Penn Bancshares Inc.	16	203
Park National Corp.	2	209
Pinnacle Financial Partners Inc. (b)	4	213
Provident Financial Holdings Inc.	2	39
Provident Financial Services Inc.	8	161
Selective Insurance Group	6	189
Sterling Bancorp	13	217
Other Securities		16,581
		18,602
HEALTH CARE - 11.4%
Acorda Therapeutics Inc. (a) (b)	5	216
Amedisys Inc. (a)	8	299
AMN Healthcare Services Inc. (a)	6	198
Cambrex Corp. (a)	4	189
Emergent BioSolutions Inc. (a)	5	188
ICU Medical Inc. (a)	2	227
Ligand Pharmaceuticals Inc. (a) (b)	2	258
Masimo Corp. (a)	5	218
MedAssets Inc. (a)	6	191
Natus Medical Inc. (a)	5	232
Other Securities		7,236
		9,452
INDUSTRIALS - 20.0%
AZZ Inc. (b)	3	188
Dycom Industries Inc. (a)	4	295
Granite Construction Inc.	5	202
Hawaiian Holdings Inc. (a)	7	254
John Bean Technologies Corp.	4	194
Korn/Ferry International	6	185
Matson Inc.	5	206
Matthews International Corp. - Class A	4	210
Tetra Tech Inc.	5	135
Universal Forest Products Inc.	3	196
Other Securities		14,503
		16,568
INFORMATION TECHNOLOGY - 16.4%
Bottomline Technologies Inc. (a)	6	182
Cray Inc. (a)	6	189
Ellie Mae Inc. (a) (b)	6	360
ExlService Holdings Inc. (a)	4	192
Omnivision Technologies Inc. (a)	11	307
OSI Systems Inc. (a)	3	225
Power Integrations Inc.	4	181
Stamps.com Inc. (a) (b)	2	245
Other Securities		11,657
		13,538
MATERIALS - 4.6%
Kaiser Aluminum Corp.	2	188
Other Securities		3,571
		3,759
TELECOMMUNICATION SERVICES - 1.9%
Other Securities		1,547

UTILITIES - 2.4%
Ormat Technologies Inc. (b)	5	182
Other Securities		1,840
		2,022
Total Common Stocks (cost $76,245)		82,470

CORPORATE BONDS AND NOTES - 0.0%
HEALTH CARE - 0.0%
Other Securities		7
Total Corporate Bonds and Notes (cost $7)		7

SHORT TERM INVESTMENTS - 10.3%
Investment Company - 0.3%
JNL Money Market Fund, 0.19% (g) (h)	299	299
Securities Lending Collateral - 10.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	8,248	8,248
Total Short Term Investments (cost $8,547)		8,547
Total Investments - 110.1% (cost $84,799)		91,024
Other Assets and Liabilities, Net - (10.1%)		(8,359)
Total Net Assets - 100.0%		$82,665

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(d)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Convertible security.
(g)	Investment in affiliate.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2015, the Fund held investments in restricted securities, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Catalyst Biosciences Inc., 0.00%, 02/19/18	08/24/2015	$7	$7	—%

See accompanying Notes to Financial Statements.

JNL/DoubleLine Total Return Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 42.0%
Adams Mill CLO Ltd., 1.80%, 07/15/26 (a) (b)	$2,000	$1,960
Alternative Loan Trust REMIC, 5.50%, 07/25/35	7,039	6,875
Anchorage Capital CLO 3 Ltd., 2.57%, 04/28/26 (a) (b)	1,500	1,499
Apidos CDO, 1.77%, 01/19/25 (a) (b)	2,000	1,982
Apidos CDO V, 0.99%, 04/15/21 (a) (b)	1,000	958
Apidos CLO XX
1.87%, 01/19/27 (a) (b)	1,000	994
2.67%, 01/19/27 (a) (b)	500	497
ARES CLO Ltd., 2.32%, 04/17/26 (a) (b)	500	491
Ares IIIR/IVR CLO Ltd., 0.54%, 04/16/21 (a) (b)	479	472
Atrium V, 0.59%, 07/20/20 (a) (b)	211	210
Avery Point CLO Ltd.
3.77%, 07/17/25 (a) (b)	500	453
3.42%, 04/25/26 (a) (b)	500	488
Avery Point III CLO Ltd., 1.72%, 01/18/25 (a) (b)	500	491
Babson CLO Ltd.
1.42%, 04/20/25 (a) (b)	1,000	979
3.32%, 01/15/26 (a) (b)	1,000	979
Baker Street Funding CLO Ltd., 0.96%, 12/15/18 (a) (b)	1,500	1,468
Banc of America Alternative Loan Trust REMIC
6.00%, 02/25/36	19,068	18,537
6.50%, 05/25/36	11,246	9,329
Banc of America Funding Trust REMIC, 5.50%, 09/25/35	6,469	6,813
Banc of America Re-Remic Trust REMIC, 2.72%, 06/15/18 (a) (b)	2,000	1,966
BBCMS Trust REMIC, 4.28%, 09/10/20 (a) (b)	2,300	2,243
Bear Stearns Asset Backed Securities I Trust REMIC, 6.00%, 03/25/36	4,080	4,023
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.61%, 08/11/16 (a)	2,000	2,022
5.88%, 09/11/17 (a)	4,400	4,358
Birchwood Park CLO Ltd. REMIC, 3.47%, 07/15/26 (a) (b)	250	246
BlackRock Senior Income Series IV, 0.56%, 04/20/19 (a) (b)	138	138
BlueMountain CLO II Ltd., 1.21%, 07/15/18 (a) (b)	500	489
BlueMountain CLO Ltd.
2.81%, 11/30/26 (a) (b)	500	500
2.57%, 04/13/27 (a) (b)	1,500	1,496
1.81%, 10/20/27 (a) (b)	5,000	4,935
Carlyle Global Market Strategies CLO Ltd.
2.74%, 01/20/28 (a) (b)	2,000	2,000
3.38%, 01/20/28 (a) (b)	5,000	5,000
3.74%, 01/20/28 (a) (b)	1,000	1,000
Carlyle Global Market Strategies Ltd., 1.84%, 04/17/25 (a) (b)	1,000	994
Carlyle High Yield Partners VIII Ltd., 0.76%, 05/21/21 (a) (b)	500	484
Catamaran CLO Ltd., 2.97%, 04/20/26 (a) (b)	500	478
Cent CLO 19 Ltd., 1.65%, 10/29/25 (a) (b)	500	489
Cent CLO 22 Ltd., 3.54%, 11/07/26 (a) (b)	1,000	982
CGBAM Commercial Mortgage Trust REMIC, 2.33%, 02/15/19 (a) (b)	1,600	1,592
Chase Mortgage Finance Trust REMIC, 6.00%, 10/25/36	17,046	14,429
CHL Mortgage Pass-Through Trust REMIC
6.00%, 02/25/37	6,728	5,965
5.44%, 01/25/38	6,000	5,160
Citi Held For Asset Issuance, 1.85%, 12/15/21 (b)	3,363	3,362
Citigroup Commercial Mortgage Trust REMIC, 3.64%, 09/10/24	1,766	1,795
Citigroup Mortgage Loan Trust REMIC, 6.00%, 05/25/37 (a) (b)	7,346	7,027
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.37%, 12/11/49 (a)	3,400	3,470
CitiMortgage Alternative Loan Trust REMIC
6.00%, 09/25/36	3,834	3,438
6.00%, 05/25/37	3,435	2,974
COMM Mortgage Trust REMIC
Interest Only, 1.19%, 05/10/47 (a)	38,409	2,408
Interest Only, 1.07%, 10/10/48 (a)	30,869	2,216
Commercial Mortgage Pass-Through Certificates REMIC 4.72%, 08/10/24 (a)	1,500	1,490
Interest Only, 1.19%, 02/10/48 (a)	29,875	2,131
Commercial Mortgage Trust REMIC
5.83%, 07/10/16 (a)	2,000	1,934
3.82%, 05/10/24	1,766	1,818
3.59%, 10/10/24	1,766	1,789
3.83%, 01/10/25 (a)	1,820	1,805
3.80%, 04/10/25	3,000	3,025
Core Industrial Trust REMIC, 3.85%, 02/10/22 (a) (b)	2,000	1,975
Credit Suisse Commercial Mortgage Trust REMIC
5.51%, 09/15/16	2,229	2,271
5.95%, 07/15/17 (a)	4,500	4,710
Credit Suisse First Boston Mortgage Securities Corp. REMIC
6.00%, 10/25/35	8,055	5,491
6.00%, 12/25/35	12,066	10,283
Credit Suisse Mortgage Capital Certificates REMIC, 6.00%, 03/25/36	8,119	6,972
CSAIL Commercial Mortgage Trust REMIC 4.59%, 11/18/25 (a)	1,911	1,781
Interest Only, 0.97%, 01/17/25 (a)	21,114	1,306
CSMC Trust REMIC
3.00%, 03/25/29 (a) (b)	11,867	11,986
2.76%, 11/27/37 (a) (b)	15,500	13,973
4.25%, 07/26/55 (a) (b)	13,524	13,375
CSMLT Trust REMIC
3.50%, 08/25/34 (a) (b)	9,738	9,793
3.50%, 06/25/36 (a) (b)	20,507	20,484
DB Master Finance LLC, 3.26%, 02/20/19 (b)	9,925	9,821
Deutsche Alt-A Securities Mortgage Loan Trust REMIC, 0.72%, 09/25/47 (a)	34,493	26,632
Dryden XI-Leveraged Loan CDO, 1.92%, 04/12/20 (a) (b)	1,000	968
Dryden XVI-Leveraged Loan CDO, 0.56%, 10/20/20 (a) (b)	80	80
Dryden XXV Senior Loan Fund, 4.32%, 01/15/25 (a) (b)	500	485
Eaton Vance CDO VIII Ltd., 1.01%, 08/15/22 (a) (b)	1,250	1,189
First Horizon Alternative Mortgage Securities Trust REMIC, 6.00%, 05/25/36	7,484	6,200
First Horizon Asset Securities Inc. REMIC, 6.25%, 11/25/37	10,429	8,759
Galaxy XV CLO Ltd., 2.17%, 04/15/25 (a) (b)	500	490
GMACM Mortgage Loan Trust REMIC, 5.75%, 07/25/35	5,404	5,077
Goldentree Loan Opportunities VI Ltd., 4.52%, 04/17/22 (a) (b)	250	246

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Greenwich Capital Commercial Funding Corp. REMIC
5.48%, 02/10/17	3,550	3,632
6.05%, 09/10/17 (a)	4,000	4,055
GS Mortgage Securities Trust REMIC
5.64%, 02/10/16 (a)	1,525	1,525
3.63%, 11/13/24	1,500	1,525
Interest Only, 1.38%, 10/10/25 (a)	24,976	2,396
Interest Only, 0.88%, 09/10/47 (a)	49,212	2,557
Interest Only, 0.85%, 11/10/48 (a)	34,983	2,215
Halcyon Loan Advisors Funding Ltd.
3.36%, 08/15/23 (a) (b)	500	473
3.42%, 12/20/24 (a) (b)	1,430	1,404
3.03%, 08/01/25 (a) (b)	250	231
4.13%, 08/01/25 (a) (b)	1,000	912
1.85%, 04/18/26 (a) (b)	1,000	980
Hildene CLO IV Ltd., 1.82%, 07/23/27 (a) (b)	2,000	1,967
IndyMac INDA Mortgage Loan Trust REMIC, 2.79%, 09/25/36 (a)	9,074	7,714
ING IM CLO Ltd.
5.32%, 04/15/24 (a) (b)	250	204
1.77%, 01/18/26 (a) (b)	1,000	988
ING Investment Management CLO II Ltd., 1.93%, 08/01/20 (a)	1,000	958
ING Investment Management Co., 3.25%, 03/14/22 (a) (b)	500	501
Jamestown CLO Ltd., 1.79%, 07/15/26 (a) (b)	500	494
Jamestown CLO XI Ltd., 1.97%, 02/20/27 (a) (b)	1,000	991
JPMBB Commercial Mortgage Securities Trust REMIC
4.66%, 07/15/24 (a)	2,000	1,941
3.49%, 12/15/24	950	954
4.67%, 10/15/25 (a)	2,370	2,146
4.62%, 11/15/25 (a)	2,224	2,153
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC, 6.01%, 02/15/51 (a)	1,160	1,221
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
2.58%, 01/17/17 (a) (b)	1,000	992
5.88%, 09/12/17 (a)	2,500	2,639
5.37%, 05/15/47	2,471	2,512
5.69%, 02/12/49 (a)	2,000	2,061
6.08%, 02/12/51 (a)	1,245	1,265
JPMorgan Mortgage Acquisition Trust REMIC, 0.53%, 05/25/37 (a)	2,193	2,164
JPMorgan Resecuritization Trust REMIC, 5.35%, 03/26/37 (a) (b)	5,695	4,529
KKR Financial CLO Corp., 0.71%, 05/15/21 (a) (b)	135	134
Lavender Trust REMIC, 6.25%, 10/26/36 (b)	2,645	2,769
LB-UBS Commercial Mortgage Trust REMIC
5.48%, 02/15/40	2,000	2,020
5.49%, 02/15/40	3,000	3,071
LCM LP
1.82%, 07/15/26 (a) (b)	1,500	1,491
3.92%, 07/15/26 (a) (b)	500	462
LCM X LP
2.19%, 04/15/22 (a) (b)	500	498
3.14%, 04/15/22 (a) (b)	500	496
LCM XI LP
2.47%, 04/19/22 (a) (b)	500	500
4.27%, 04/19/22 (a) (b)	250	243
LCM XIV LP, 3.82%, 07/15/25 (a) (b)	500	461
LCM XV LP, 3.49%, 08/25/24 (a) (b)	1,000	984
Lehman Mortgage Trust REMIC, 5.50%, 11/25/35	1,789	1,670
Madison Park Funding IV Ltd.
0.89%, 03/22/21 (a) (b)	1,500	1,423
2.02%, 03/22/21 (a) (b)	500	470
Madison Park Funding Ltd.
3.42%, 07/20/26 (a) (b)	500	495
4.26%, 10/21/26 (a) (b)	1,500	1,409
Madison Park Funding XV Ltd., 4.02%, 01/27/26 (a) (b)	500	472
Madison Park Funding XVI Ltd., 3.27%, 04/20/26 (a) (b)	1,500	1,472
MAPS CLO Fund II Ltd., 1.22%, 07/20/22 (a) (b)	1,000	962
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.49%, 09/15/24	1,500	1,507
3.53%, 11/15/24	2,000	2,022
4.00%, 12/15/24	2,000	1,887
4.16%, 01/15/25	1,200	1,156
4.46%, 01/15/25	1,200	1,090
4.53%, 09/15/25 (a)	2,320	2,161
Interest Only, 1.66%, 02/15/46 (a)	27,437	1,977
Morgan Stanley Capital I Trust REMIC, 3.69%, 08/11/21 (a) (b)	2,000	2,003
Morgan Stanley Mortgage Loan Trust REMIC
5.75%, 04/25/37 (a)	1,924	1,414
6.00%, 08/25/37	3,076	2,767
Nautique Funding Ltd., 2.02%, 04/15/20 (a) (b)	500	486
Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 2.67%, 02/25/36 (a)	2,389	2,059
North End CLO Ltd.
3.07%, 07/17/25 (a) (b)	1,000	958
3.82%, 07/17/25 (a) (b)	500	456
NYLIM Flatiron CLO Ltd., 0.58%, 08/08/20 (a) (b)	122	121
Oaktree CLO, 4.11%, 02/13/25 (a) (b)	250	228
Octagon Investment Partners XX Ltd., 1.80%, 08/12/26 (a) (b)	1,500	1,481
Octagon Investment Partners XXI Ltd.
3.56%, 11/14/26 (a) (b)	1,000	980
4.01%, 11/14/26 (a) (b)	1,000	922
Octagon Investment Partners XXII Ltd., 4.90%, 11/22/25 (a) (b)	1,000	975
OZLM Funding V Ltd., 1.82%, 01/17/26 (a) (b)	1,000	994
OZLM VI Ltd., 2.47%, 04/17/26 (a) (b)	2,000	1,976
Pinnacle Park CLO Ltd., 3.42%, 04/15/26 (a) (b)	1,500	1,479
PR Mortgage Loan Trust REMIC, 5.93%, 09/25/47	13,047	13,387
RALI Series Trust REMIC, 5.75%, 01/25/34	4,160	4,266
RALI Trust REMIC
3.61%, 09/25/35 (a)	4,587	3,719
3.81%, 01/25/36 (a)	10,096	8,126
6.00%, 05/25/36	7,317	6,310
RAMP Trust REMIC, 0.74%, 11/25/35 (a)	14,104	11,524
RBSGC Mortgage Loan Trust REMIC
0.87%, 01/25/37 (a)	8,637	5,163
6.75%, 01/25/37	12,263	11,433
Interest Only, 5.63%, 01/25/37 (a)	8,637	1,760
Regatta V Funding Ltd., 1.88%, 10/25/26 (a) (b)	1,000	990
Residential Accredit Loans Inc. Trust REMIC, 6.00%, 04/25/36	5,925	5,055
Residential Asset Securitization Trust REMIC
6.00%, 07/25/36	6,025	5,258
6.25%, 11/25/36	12,923	9,059
0.87%, 04/25/37 (a)	9,486	4,983
43.15%, 04/25/37 (a)	1,237	2,608
6.00%, 08/25/37	27,496	23,389

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Residential Funding Mortgage Securities Inc. Trust REMIC
5.50%, 05/25/35	5,961	6,145
6.00%, 07/25/36	1,080	1,020
6.00%, 11/25/36	6,095	5,675
6.00%, 02/25/37	2,310	2,102
6.00%, 04/25/37	5,043	4,540
6.00%, 07/25/37
Shenton Aircraft Investments I Ltd., 4.75%, 11/15/27 (b)	14,844	14,696
Slater Mill Loan Fund LP, 3.01%, 08/17/22 (a) (b)	500	493
Sound Harbor Loan Fund Ltd., 1.69%, 10/30/26 (a) (b)	1,000	987
Springleaf Mortgage Loan Trust REMIC
6.00%, 06/25/58 (a) (b)	10,000	10,020
6.00%, 12/25/65 (a) (b)	10,000	10,037
STARM Mortgage Loan Trust REMIC, 2.81%, 04/25/37 (a)	3,325	2,592
Steele Creek CLO Ltd., 1.98%, 08/21/26 (a) (b)	250	247
Structured Adjustable Rate Mortgage Loan Trust REMIC, 2.54%, 11/25/35 (a)	16,235	14,537
Thacher Park CLO, 3.85%, 10/20/26 (a) (b)	1,000	921
TimberStar Trust 1, 6.21%, 10/15/36 (b)	1,375	1,390
Venture CDO Ltd., 1.82%, 04/15/26 (a) (b)	500	494
Venture XIV CLO Ltd.
2.26%, 08/28/25 (a) (b)	500	486
4.16%, 08/28/25 (a) (b)	500	455
Venture XV CLO Ltd., 3.42%, 07/15/25 (a) (b)	1,250	1,218
Venture XVII CLO Ltd.
1.80%, 07/15/26 (a) (b)	500	494
2.42%, 07/15/26 (a) (b)	500	490
Voya CLO Ltd., 1.82%, 10/14/26 (a) (b)	3,500	3,476
Wachovia Bank Commercial Mortgage Trust REMIC
5.51%, 02/15/16 (a)	1,843	1,842
5.38%, 12/15/43	2,000	2,067
5.95%, 02/15/51 (a)	5,000	5,096
Washington Mill CLO Ltd.
1.82%, 04/20/26 (a) (b)	1,000	989
2.37%, 04/20/26 (a) (b)	500	489
3.32%, 04/20/26 (a) (b)	500	483
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust REMIC
6.00%, 07/25/36 (a)	6,071	5,205
6.00%, 07/25/36	3,400	2,915
5.50%, 04/25/37	4,872	4,644
Waterfall Commercial Mortgage Trust REMIC, 4.10%, 09/19/22 (a) (b)	18,785	18,463
Wells Fargo & Co. Interest Only REMIC, 1.18%, 12/15/48 (a)	27,500	1,924
Wells Fargo Alternative Loan Trust REMIC
6.00%, 07/25/37	7,644	7,316
6.25%, 07/25/37	7,045	6,452
6.25%, 11/25/37	2,546	2,463
Wells Fargo Commercial Mortgage Trust
Interest Only, 1.41%, 04/15/50 (a)	24,876	2,152
REMIC, 4.61%, 11/15/25 (a)	1,850	1,735
REMIC, 3.76%, 11/18/25 (a)	2,031	1,590
Wells Fargo Mortgage Backed Securities REMIC
3.41%, 12/15/24	1,138	1,134
3.96%, 12/15/24	1,761	1,710
Wells Fargo Mortgage Backed Securities Trust REMIC
5.50%, 03/25/36	4,498	4,621
6.00%, 04/25/37	3,389	3,318
6.00%, 06/25/37	7,041	7,055
WF-RBS Commercial Mortgage Trust REMIC
Interest Only, 1.28%, 03/15/47 (a)	23,364	1,554
Interest Only, 0.95%, 11/15/47 (a)	29,308	1,734
WG Horizons CLO I, 2.11%, 05/24/19 (a) (b)	1,000	969
WinWater Mortgage Loan Trust REMIC, 3.50%, 09/20/36 (a) (b)	18,922	18,901
Total Non-U.S. Government Agency Asset- Backed Securities (cost $750,937)		744,972

GOVERNMENT AND AGENCY OBLIGATIONS - 47.0%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 47.0%
Federal Home Loan Mortgage Corp. - 27.4%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43 - 09/01/45	216,345	216,212
4.00%, 09/01/43 - 02/01/44	18,361	19,522
REMIC, 3.00%, 02/15/32 - 02/15/45	228,135	228,969
REMIC, 3.50%, 09/15/33	5,000	5,159
REMIC, 4.50%, 01/15/40	802	835
REMIC, 6.63%, 06/15/42 (a)	2,047	1,937
REMIC, 5.11%, 01/15/43 (a)	5,045	4,802
REMIC, 4.00%, 11/15/44	1,554	1,641
REMIC, Interest Only, 6.17%, 11/15/40 - 12/15/40 (a)	31,539	5,401
REMIC, Interest Only, 5.57%, 01/15/54 (a)	10,932	1,847
		486,325
Federal National Mortgage Association - 19.0%
Federal National Mortgage Association
4.50%, 04/01/26	8,012	8,620
3.00%, 09/01/33 - 03/01/35	146,651	150,340
3.50%, 09/01/43 - 01/01/45	44,912	46,242
REMIC, 1.50%, 03/25/28	10,608	10,288
REMIC, 3.00%, 06/25/33 - 12/25/44	105,659	101,162
REMIC, 4.00%, 10/25/40	2,909	3,041
REMIC, 2.00%, 09/25/41	8,458	8,288
REMIC, Interest Only, 6.26%, 12/25/25 (a)	4,227	643
REMIC, Interest Only, 6.18%, 02/25/35 - 01/25/40 (a)	48,402	6,973
REMIC, Interest Only, 6.08%, 09/25/41 (a)	3,743	713
		336,310
Government National Mortgage Association - 0.6%
Government National Mortgage Association REMIC
8.90%, 12/20/40 (a)	6,000	6,599
Interest Only, 5.70%, 03/20/40 (a)	19,983	2,505
Principal Only, 0.00%, 03/16/33 (c)	2,301	2,284
		11,388
Total Government and Agency Obligations (cost $820,157)		834,023
SHORT TERM INVESTMENTS - 10.7%
Investment Company - 10.7%
JNL Money Market Fund, 0.19% (d) (e)	188,761	188,761
Total Short Term Investments (cost $188,761)		188,761
Total Investments - 99.7% (cost $1,759,855)		1,767,756
Other Assets and Liabilities, Net - 0.3%		5,728
Total Net Assets - 100.0%		$1,773,484

See accompanying Notes to Financial Statements.

(a)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(b)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $263,863 which represented 14.9% of net assets.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

	Shares/Par †	Value
COMMON STOCKS - 2.1%
ICELAND - 1.0%
Eimskipafelag Islands hf	335	$607
Hagar hf	2,017	695
HB Grandi	2,034	643
Icelandair Group hf	3,803	1,035
Marel hf	524	1,021
Reitir Fasteignafelag hf (a)	1,114	719
		4,720
ROMANIA - 0.5%
Banca Transilvania (a)	718	420
BRD-Groupe Societe Generale (a)	141	411
Electrica SA	118	346
OMV Petrom SA	3,850	268
Societatea Nationala de Gaze Naturale ROMGAZ SA	40	264
Societatea Nationala Nuclearelectrica SA	50	77
Transelectrica SA	58	407
Transgaz SA Medias	6	373
		2,566
SINGAPORE - 0.6%
Yoma Strategic Holdings Ltd. (a) (b)	7,942	2,584
Total Common Stocks (cost $11,023)		9,870
CORPORATE BONDS AND NOTES - 2.1%
AZERBAIJAN - 0.4%
International Bank of Azerbaijan OJSC Via Rubrika, 6.17%, 05/10/17	$1,900	1,805
GEORGIA - 1.0%
Bank of Georgia JSC, 7.75%, 07/05/17	4,707	4,858
RUSSIAN FEDERATION - 0.7%
Gazprom OAO Via Gaz Capital SA, 3.76%, 03/15/17, EUR	2,242	2,437
Sberbank of Russia Via SB Capital SA, 5.40%, 03/24/17	586	595
		3,032
Total Corporate Bonds and Notes (cost $9,744)		9,695
GOVERNMENT AND AGENCY OBLIGATIONS - 69.2%
ALBANIA - 1.8%
Albania Government International Bond, 5.75%, 11/12/20, EUR	7,410	8,214
ANGOLA - 1.3%
Republic of Angola, 9.50%, 11/12/25 (c)	2,530	2,353
Republic of Angola Via Northern Lights III BV, 7.00%, 08/16/19	4,048	3,897
		6,250
ARMENIA - 1.6%
Republic of Armenia, 7.15%, 03/26/25	7,670	7,410
BARBADOS - 1.0%
Barbados Government International Bond
6.63%, 12/05/35 (c)	823	669
6.63%, 12/05/35	4,922	3,999
		4,668
BELARUS - 0.7%
Republic of Belarus, 8.95%, 01/26/18	3,381	3,456
COLOMBIA - 0.4%
Colombia Government International Bond, 5.00%, 06/15/45	2,010	1,678
CROATIA - 4.6%
Croatia Government International Bond, 6.25%, 04/27/17	20,491	21,229
CYPRUS - 2.5%
Cyprus Government International Bond
4.75%, 06/25/19, EUR	4,447	5,195
4.63%, 02/03/20 (c), EUR	2,456	2,859
3.88%, 05/06/22, EUR	3,267	3,691
		11,745
CÔTE D’IVOIRE - 1.0%
Ivory Coast Government International Bond
6.38%, 03/03/28 (c)	4,500	4,095
5.75%, 12/31/32	565	503
		4,598
DOMINICAN REPUBLIC - 3.0%
Dominican Republic Bond, 10.40%, 05/10/19, DOP	151,600	3,352
Dominican Republic International Bond
16.00%, 02/10/17, DOP	36,600	856
13.50%, 08/04/17, DOP	5,500	127
14.00%, 06/08/18, DOP	143,100	3,409
15.00%, 04/05/19, DOP	53,200	1,327
5.50%, 01/27/25 (c)	2,061	1,984
8.63%, 04/20/27	2,284	2,650
8.63%, 04/20/27 (c)	213	247
		13,952
ECUADOR - 4.6%
Ecuador Government International Bond
10.50%, 03/24/20 (c)	6,745	5,430
7.95%, 06/20/24	15,450	11,394
7.95%, 06/20/24 (c)	6,282	4,633
		21,457
GEORGIA - 0.0%
Georgia Government International Bond, 6.88%, 04/12/21	200	207
ICELAND - 1.8%
Central Bank of Iceland, 6.00%, 10/13/16, ISO	275,203	1,620
Iceland Rikisbref,
6.25%, 02/05/20, ISK	400,000	3,119
8.00%, 06/12/25, ISK	400,000	3,538
		8,277
IRAQ - 2.3%
Republic of Iraq, 5.80%, 01/15/28	15,662	10,541

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par †	Value
KAZAKHSTAN - 4.0%
Kazakhstan Government International Bond
5.13%, 07/21/25 (c)	14,233	14,027
6.50%, 07/21/45 (c)	4,816	4,734
		18,761
KENYA - 1.0%
Kenya Government International Bond, 6.88%, 06/24/24	5,153	4,509
LEBANON - 3.6%
Lebanon Government International Bond
8.50%, 01/19/16	9,153	9,170
4.50%, 04/22/16	4,675	4,657
Lebanon Treasury Note, 6.18%, 07/28/16 - 12/29/16, LBP	4,347,410	2,908
		16,735
MACEDONIA - 4.2%
Former Yugoslav Republic of Macedonia
4.88%, 12/01/20 (c), EUR	3,640	3,923
3.98%, 07/24/21 (b), EUR	5,018	5,178
3.98%, 07/24/21 (c), EUR	10,122	10,444
		19,545
MONGOLIA - 1.8%
Mongolia Government International Bond
4.13%, 01/05/18	5,906	5,397
5.13%, 12/05/22	3,982	3,157
		8,554
NEW ZEALAND - 3.6%
New Zealand Government Bond, 5.50%, 04/15/23, NZD	3,604	2,826
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25 (d), NZD	8,491	5,882
3.00%, 09/20/30 (d), NZD	10,693	8,029
		16,737
NIGERIA - 1.0%
Nigeria Government International Bond, 5.13%, 07/12/18	4,946	4,711
PAKISTAN - 0.4%
Pakistan Government International Bond, 8.25%, 04/15/24	1,779	1,824
RUSSIAN FEDERATION - 3.5%
Russia Federal Bond
7.60%, 07/20/22, RUB	60,545	752
7.05%, 01/19/28, RUB	811,297	9,270
Russia Government Bond, 8.15%, 02/03/27, RUB	495,579	6,225
		16,247
RWANDA - 1.0%
Rwanda International Government Bond, 6.63%, 05/02/23 (b)	4,866	4,625
SERBIA - 4.7%
Republic of Serbia, 5.88%, 12/03/18	16	17
Serbia Treasury Bond, 10.00%, 05/08/17 - 02/05/22, RSD	2,199,320	21,803
		21,820
SLOVENIA - 1.0%
Slovenia Government International Bond, 5.50%, 10/26/22	3,970	4,431
SRI LANKA - 4.7%
Sri Lanka Government Bond
9.00%, 05/01/21, LKR	105,770	705
11.00%, 08/01/21, LKR	401,190	2,893
11.20%, 07/01/22, LKR	248,870	1,818
10.00%, 10/01/22, LKR	447,300	3,079
Sri Lanka Government International Bond
6.00%, 01/14/19	610	598
6.25%, 10/04/20 - 07/27/21	4,088	3,906
5.88%, 07/25/22	4,393	4,009
6.13%, 06/03/25	200	177
6.85%, 11/03/25	5,139	4,841
		22,026
TANZANIA - 2.0%
Tanzania Government International Bond, 6.54%, 03/08/20 (e)	9,666	9,110
THAILAND - 1.2%
Thailand Government Inflation Indexed Bond, 1.25%, 03/12/28 (f), THB	224,554	5,479
UNITED STATES OF AMERICA - 0.7%
Federal Home Loan Mortgage Corp. Interest Only REMIC, 5.77%, 06/15/32 (e)	3,986	592
Federal National Mortgage Association REMIC
Interest Only, 5.78%, 03/25/33 (e)	1,475	272
Interest Only, 5.63%, 11/25/38 (e)	3,647	402
Interest Only, 5.83%, 07/25/42 - 04/25/43 (e)	7,403	1,165
Interest Only, 5.73%, 01/25/43 (e)	3,728	651
		3,082
VENEZUELA - 2.4%
Venezuela Government International Bond
5.75%, 02/26/16	2,642	2,358
7.65%, 04/21/25	1,229	455
9.25%, 09/15/27	11,514	4,721
11.95%, 08/05/31	7,688	3,402
		10,936
ZAMBIA - 1.8%
Zambia Government International Bond
5.38%, 09/20/22	835	603
8.50%, 04/14/24 (c)	6,124	4,856
8.97%, 07/30/27 (c)	3,817	3,010
		8,469
Total Government and Agency Obligations (cost $345,673)		321,283
INVESTMENT COMPANIES - 0.4%
Fondul Proprietatea SA	10,011	1,947
Total Investment Companies (cost $2,514)		1,947
PURCHASED OPTIONS - 0.8%
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.34, Expiration 06/07/16, CIT	6,640,000	360
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.34, Expiration 06/07/16, SCB	8,221,000	445
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.39, Expiration 07/27/16, DUB	6,360,000	326
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.39, Expiration 07/27/16, GSC	6,950,000	360

See accompanying Notes to Financial Statements.

	Shares/Par/Contracts †	Value
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.39, Expiration 07/27/16, SCB	7,230,000	374
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.39, Expiration 07/27/16, SCB	7,150,000	468
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.46, Expiration 06/15/17, SCB	7,659,000	500
Euro versus USD Call Option, Strike Price 1.10, Expiration 11/01/16, DUB	13,983,000	532
Indian Rupee versus USD Put Option, Strike Price INR 65.52, Expiration 01/04/16, SCB	8,442,000	—
Indian Rupee versus USD Put Option, Strike Price INR 65.58, Expiration 01/04/16, JPM	11,750,000	—
Japanese Yen versus USD Call Option, Strike Price JPY 120.21, Expiration 01/06/16, DUB	8,140,000	25
Japanese Yen versus USD Call Option, Strike Price JPY 120.25, Expiration 01/06/16, SCB	9,540,000	27
Japanese Yen versus USD Call Option, Strike Price JPY 120.27, Expiration 01/06/16, GSC	9,540,000	26
Put Swaption, 3-Month Saudi Riyal Interbank Offered Rate versus 2.84% fixed, Expiration 08/18/16, GSC, SAR	19,843,000	92
Put Swaption, 3-Month Saudi Riyal Interbank Offered Rate versus 2.88% fixed, Expiration 08/18/16, GSC, SAR	40,603,000	178
Total Purchased Options (cost $2,763)		3,713

VARIABLE RATE SENIOR LOAN INTERESTS - 1.3% (e)
ETHIOPIA - 0.6%
Ethiopian Railways Corp. Term Loan, 4.23%, 08/01/21 (g) (h) (i)	$2,672	2,489
KENYA - 0.7%
Government of the Republic of Kenya Term Loan, 5.95%, 10/28/17 (g) (h)	3,390	3,339
Total Variable Rate Senior Loan Interests (cost $5,944)		5,828

SHORT TERM INVESTMENTS - 20.1%
Investment Company - 8.6%
JNL Money Market Fund, 0.19% (j) (k)	40,000	40,000
Repurchase Agreements - 1.9%
Spain - 1.9%
Repurchase Agreement with BOA, (0.50)% (Collateralized by EUR 5,943 Spain Government Bond, 5.40%, due 01/31/23, value EUR 7,613) acquired on 12/16/15, open maturity at $8,900 (h), EUR	8,189	8,900
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (k)	2,897	2,897
Treasury Securities - 9.0%
Iceland Rikisvixill
0.02%, 01/15/16, ISO	914,565	5,372
0.02%, 04/15/16, ISO	511,240	2,952
0.02%, 05/17/16, ISO	287,970	1,676
0.02%, 06/15/16, ISO	215,624	1,254
Lebanon Treasury Bill
0.00%, 01/28/16, LBP	8,341,680	5,514
0.00%, 03/03/16, LBP	1,556,100	1,025
0.00%, 05/26/16, LBP	1,625,600	1,058
0.00%, 06/23/16, LBP	5,274,270	3,420
0.00%, 09/22/16, LBP	816,020	525
0.00%, 10/06/16, LBP	903,850	580
0.00%, 12/01/16, LBP	3,622,830	2,296
0.00%, 12/15/16, LBP	1,927,600	1,219
U.S. Treasury Bill
0.03%, 03/24/16 (l)	$10,000	9,996
0.51%, 06/16/16	5,000	4,990
		41,877
Total Short Term Investments (cost $93,349)		93,674
Total Investments - 96.0% (cost $471,010)		446,010
Total Securities Sold Short - (1.8%) (proceeds $8,041)		(8,273)
Other Assets and Liabilities, Net - 5.8%		27,001
Total Net Assets - 100.0%		$464,738
SECURITIES SOLD SHORT - 1.8%
GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
SPAIN - 1.8%
Spain Government Bond, 5.40%, 01/31/23 (c), EUR	5,943	$8,273
Total Securities Sold Short - 1.8% (proceeds $8,041)		$8,273

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $63,264 for long term investments and ($8,273) for securities sold short which represented 13.6% and (1.8%) of net assets, respectively.

(d)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(e)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(f)	Treasury inflation indexed note, par amount is adjusted for inflation.
(g)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(h)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(i)	Unfunded loan commitment relating to this security at December 31, 2015. See Unfunded Loan Commitments in the Notes to Financial Statements.
(j)	Investment in affiliate.
(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/Notional	Value
Foreign Currency Options
Chinese Offshore Yuan versus USD Call Option, GSC	07/27/2016	CNY	6.40	6,360,000	$(326)
Chinese Offshore Yuan versus USD Call Option, GSC	07/27/2016	CNY	6.39	6,950,000	(360)
Chinese Offshore Yuan versus USD Call Option, SCB	06/07/2016	CNY	6.34	8,221,000	(445)
Chinese Offshore Yuan versus USD Call Option, SCB	07/27/2016	CNY	6.39	7,230,000	(374)
Euro versus USD Call Option, CIT	11/01/2016	EUR	1.10	13,983,000	(532)
Japanese Yen versus USD Call Option, DUB	01/06/2016	JPY	120.21	8,140,000	(25)
Japanese Yen versus USD Call Option, GSC	01/06/2016	JPY	120.27	9,540,000	(26)
Japanese Yen versus USD Call Option, SCB	01/06/2016	JPY	120.25	9,540,000	(27)
				69,964,000	$(2,115)

Interest Rate Swaptions
Put Swaption, 3-Month LIBOR versus 1.98% fixed, GSC	08/18/2016	N/A	5,205,716	$(42)
Put Swaption, 3-Month LIBOR versus 2.01% fixed, MSC	08/18/2016	N/A	10,524,000	(80)
			15,729,716	$(122)

Summary of Written Options

	Contracts/ Notional	Premiums
Options outstanding at December 31, 2014	83,857,642	$2,818
Options written during the year	85,693,774	3,291
Options closed during the year	(31,176,700)	(1,805)
Options expired during the year	(52,681,000)	(1,492)
Options outstanding at December 31, 2015	85,693,716	$2,812

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
10-Year USD Deliverable Interest Rate Swap Future	March 2016	(600)	$322
10-Year USD Deliverable Interest Rate Swap Future	March 2016	1	1
2-Year USD Deliverable Interest Rate Swap Future	March 2016	(151)	22
30-Year USD Deliverable Interest Rate Swap Future	March 2016	(22)	13
5-Year USD Deliverable Interest Rate Swap Future	March 2016	(307)	153
90-Day Eurodollar Future	March 2017	(189)	(179)
90-Day Eurodollar Future	September 2017	(190)	(50)
Euro-Bund Future	March 2016	(77)	21
S&P 500 E-Mini Index Future	March 2016	(44)	83
SGX CNX Nifty Index Future	January 2016	300	14
Tokyo Price Index Future	March 2016	92	(153)
U.S. Treasury Note Future, 10-Year	March 2016	(14)	3
			$250

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
CLP/USD	02/18/2016	BNP	CLP	6,906,464	$9,695	$(39)
CNH/USD	06/13/2016	SCB	CNH	44,525	6,649	(147)
CNH/USD	07/29/2016	GSC	CNH	69,367	10,322	(239)
CNH/USD	07/29/2016	SCB	CNH	38,605	5,744	(132)
CNY/USD	03/02/2016	JPM	CNY	39,153	6,007	(124)
CNY/USD	03/02/2016	SCB	CNY	39,153	6,007	(124)
CNY/USD	03/07/2016	BNP	CNY	18,983	2,911	(61)
CNY/USD	03/07/2016	SCB	CNY	20,281	3,110	(65)
EUR/HUF	02/04/2016	BOA	HUF	(2,749,544)	(9,468)	78

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/HUF	02/04/2016	BNP	HUF	(2,560,330)	$(8,817)	$92
EUR/HUF	02/04/2016	DUB	HUF	(483,400)	(1,665)	13
EUR/HUF	02/05/2016	CGM	HUF	(2,400,563)	(8,266)	18
EUR/HUF	02/05/2016	JPM	HUF	(2,838,837)	(9,775)	44
EUR/HUF	02/05/2016	DUB	HUF	(112,600)	(388)	4
EUR/PLN	02/03/2016	BNP	PLN	(37,329)	(9,509)	(204)
EUR/USD	01/11/2016	SCB	EUR	11,799	12,825	(97)
EUR/USD	01/27/2016	SCB	EUR	7,523	8,181	(127)
EUR/USD	03/02/2016	GSC	EUR	151	165	4
EUR/USD	03/02/2016	GSC	EUR	844	919	(10)
EUR/USD	03/04/2016	GSC	EUR	6,121	6,663	(52)
EUR/USD	03/09/2016	SCB	EUR	1,165	1,269	(2)
INR/USD	02/09/2016	SCB	INR	1,468,542	22,065	238
JPY/USD	05/25/2016	SCB	JPY	858,879	7,176	135
JPY/USD	05/25/2016	GSC	JPY	876,248	7,321	139
MXN/USD	01/19/2016	MSC	MXN	134,423	7,791	(194)
MXN/USD	02/19/2016	SCB	MXN	133,785	7,736	(195)
NOK/USD	01/28/2016	BNP	NOK	33,223	3,752	(77)
OMR/USD	04/01/2016	BNP	OMR	2,303	5,959	2
OMR/USD	05/11/2016	BNP	OMR	1,721	4,440	(7)
OMR/USD	06/06/2016	BNP	OMR	5,904	15,204	(45)
PHP/USD	01/06/2016	BNP	PHP	94,074	1,999	5
PLN/EUR	02/03/2016	BNP	EUR	(8,680)	(9,440)	69
PLN/USD	02/24/2016	BNP	PLN	1,291	329	4
RON/USD	01/25/2016	CGM	RON	13,038	3,135	14
RON/USD	01/25/2016	CGM	RON	9,696	2,332	(25)
RSD/EUR	01/29/2016	CGM	EUR	(5,606)	(6,096)	305
RSD/EUR	01/29/2016	DUB	EUR	(132)	(143)	6
RSD/EUR	09/21/2016	DUB	EUR	(1,505)	(1,651)	20
SEK/EUR	02/04/2016	GSC	EUR	(12,165)	(13,231)	281
SEK/EUR	02/04/2016	MSC	EUR	(5,382)	(5,853)	122
SEK/EUR	02/04/2016	BNP	EUR	(7,225)	(7,858)	21
SEK/EUR	03/08/2016	GSC	EUR	(8,663)	(9,430)	76
TRY/USD	02/09/2016	BNP	TRY	13,412	4,551	(18)
TRY/USD	03/10/2016	BNP	TRY	18,222	6,132	23
TRY/ZAR	01/13/2016	SCB	ZAR	(42,222)	(2,726)	171
TWD/USD	03/10/2016	SCB	TWD	28,424	866	2
USD/AUD	01/13/2016	GSC	AUD	(746)	(543)	—
USD/AUD	01/13/2016	GSC	AUD	(13,375)	(9,742)	(220)
USD/AUD	01/13/2016	SCB	AUD	(7,492)	(5,457)	(191)
USD/AUD	02/05/2016	SCB	AUD	(12,044)	(8,762)	(170)
USD/AUD	02/05/2016	SCB	AUD	(5,419)	(3,942)	11
USD/AUD	03/14/2016	GSC	AUD	(1,790)	(1,300)	4
USD/AUD	03/14/2016	DUB	AUD	(4,115)	(2,988)	4
USD/AUD	03/14/2016	GSC	AUD	(1,800)	(1,307)	—
USD/CLP	02/18/2016	BNP	CLP	(7,756,341)	(10,888)	30
USD/CNH	06/13/2016	SCB	CNH	(44,525)	(6,649)	26
USD/CNH	07/29/2016	SCB	CNH	(38,605)	(5,744)	(18)
USD/CNH	07/29/2016	GSC	CNH	(69,367)	(10,322)	36
USD/CNH	11/14/2016	GSC	CNH	(36,789)	(5,435)	116
USD/CNH	11/14/2016	BOA	CNH	(14,466)	(2,137)	46
USD/CNH	11/18/2016	CGM	CNH	(35,569)	(5,253)	127
USD/CNH	11/18/2016	GSC	CNH	(14,064)	(2,077)	46
USD/CNH	11/30/2016	SCB	CNH	(42,522)	(6,275)	156
USD/CNH	11/30/2016	DUB	CNH	(17,689)	(2,610)	65
USD/CNH	12/19/2016	BNP	CNH	(10,676)	(1,574)	11
USD/CNH	12/21/2016	SCB	CNH	(18,044)	(2,659)	13
USD/CNY	03/02/2016	SCB	CNY	(78,306)	(12,014)	565
USD/CNY	03/07/2016	SCB	CNY	(39,264)	(6,022)	284
USD/EUR	01/11/2016	SCB	EUR	(11,799)	(12,825)	23
USD/EUR	01/15/2016	SCB	EUR	(6,428)	(6,988)	(199)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
USD/EUR	01/27/2016	SCB	EUR	(7,524)	$(8,181)	$377
USD/EUR	02/10/2016	DUB	EUR	(2,288)	(2,489)	41
USD/EUR	02/16/2016	JPM	EUR	(4,336)	(4,718)	(133)
USD/EUR	02/24/2016	DUB	EUR	(7,371)	(8,021)	6
USD/EUR	03/02/2016	GSC	EUR	(20,345)	(22,143)	(477)
USD/EUR	03/04/2016	GSC	EUR	(6,121)	(6,663)	(168)
USD/EUR	03/09/2016	SCB	EUR	(21,921)	(23,862)	(615)
USD/EUR	03/23/2016	SCB	EUR	(3,606)	(3,927)	40
USD/EUR	03/23/2016	GSC	EUR	(7,231)	(7,875)	80
USD/EUR	03/31/2016	JPM	EUR	(10,687)	(11,641)	30
USD/JPY	05/25/2016	SCB	JPY	(858,879)	(7,176)	(153)
USD/JPY	05/25/2016	GSC	JPY	(876,248)	(7,321)	(160)
USD/NOK	01/28/2016	SCB	NOK	(85,346)	(9,639)	546
USD/NZD	01/19/2016	MSC	NZD	(8,930)	(6,101)	(352)
USD/NZD	02/10/2016	DUB	NZD	(4,761)	(3,249)	(163)
USD/NZD	02/19/2016	SCB	NZD	(8,553)	(5,832)	(337)
USD/NZD	03/14/2016	SCB	NZD	(5,136)	(3,497)	(38)
USD/OMR	04/01/2016	BNP	OMR	(2,303)	(5,959)	(2)
USD/OMR	05/11/2016	BNP	OMR	(1,721)	(4,440)	(5)
USD/OMR	06/06/2016	BNP	OMR	(5,904)	(15,204)	35
USD/OMR	08/17/2016	BNP	OMR	(347)	(889)	2
USD/OMR	03/23/2017	BNP	OMR	(1,156)	(2,912)	68
USD/OMR	03/27/2017	BNP	OMR	(1,156)	(2,911)	68
USD/OMR	05/25/2017	BNP	OMR	(2,773)	(6,959)	106
USD/OMR	06/05/2017	BNP	OMR	(4,155)	(10,420)	178
USD/OMR	08/14/2017	BNP	OMR	(2,303)	(5,752)	118
USD/OMR	08/21/2017	BNP	OMR	(1,721)	(4,297)	90
USD/OMR	08/28/2017	BNP	OMR	(5,904)	(14,733)	312
USD/PEN	01/28/2016	BNP	PEN	(5,107)	(1,489)	45
USD/PEN	01/28/2016	SCB	PEN	(5,107)	(1,489)	45
USD/PEN	02/05/2016	BNP	PEN	(5,119)	(1,491)	44
USD/PEN	02/05/2016	SCB	PEN	(5,119)	(1,491)	44
USD/PEN	02/08/2016	SCB	PEN	(5,123)	(1,491)	43
USD/PEN	02/24/2016	SCB	PEN	(5,257)	(1,526)	9
USD/PEN	02/26/2016	BNP	PEN	(7,937)	(2,304)	(1)
USD/PEN	08/29/2016	SCB	PEN	(8,092)	(2,280)	22
USD/PEN	11/02/2016	BNP	PEN	(5,407)	(1,508)	27
USD/PEN	11/02/2016	SCB	PEN	(6,758)	(1,884)	34
USD/PEN	12/07/2016	BNP	PEN	(4,471)	(1,239)	15
USD/PHP	01/06/2016	GSC	PHP	(94,074)	(1,999)	30
USD/PLN	02/24/2016	BNP	PLN	(1,291)	(329)	(4)
USD/RON	01/25/2016	CGM	RON	(22,733)	(5,468)	353
USD/RON	02/18/2016	DUB	RON	(19,777)	(4,757)	18
USD/RUB	01/22/2016	BNP	RUB	(513,476)	(6,999)	526
USD/RUB	01/29/2016	CGM	RUB	(698,010)	(9,495)	542
USD/SGD	01/06/2016	SCB	SGD	(4,025)	(2,839)	(27)
USD/SGD	01/19/2016	MSC	SGD	(4,860)	(3,426)	(24)
USD/SGD	01/19/2016	GSC	SGD	(8,262)	(5,824)	45
USD/SGD	01/19/2016	JPM	SGD	(5,319)	(3,749)	32
USD/SGD	01/19/2016	DUB	SGD	(5,318)	(3,749)	33
USD/SGD	01/21/2016	GSC	SGD	(14,652)	(10,327)	218
USD/THB	05/03/2016	SCB	THB	(131,997)	(3,659)	—
USD/THB	05/03/2016	DUB	THB	(61,130)	(1,694)	5
USD/TRY	01/13/2016	BNP	TRY	(3,152)	(1,078)	74
USD/TRY	01/13/2016	SCB	TRY	(5,317)	(1,818)	134
USD/TWD	01/19/2016	JPM	TWD	(104,650)	(3,186)	15
USD/TWD	01/26/2016	GSC	TWD	(15,004)	(457)	5
USD/TWD	01/27/2016	DUB	TWD	(94,830)	(2,887)	35
USD/TWD	01/27/2016	JPM	TWD	(82,690)	(2,518)	31
USD/TWD	01/29/2016	GSC	TWD	(215,000)	(6,546)	95
USD/TWD	02/02/2016	BOA	TWD	(116,195)	(3,538)	14

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
USD/TWD	02/02/2016	JPM	TWD	(114,286)	$(3,480)	$13
USD/TWD	02/16/2016	BOA	TWD	(104,370)	(3,179)	13
USD/TWD	02/16/2016	BNP	TWD	(94,212)	(2,869)	13
USD/TWD	02/25/2016	GSC	TWD	(80,160)	(2,442)	20
USD/TWD	02/25/2016	CGM	TWD	(77,883)	(2,372)	19
USD/UYU	02/22/2016	CGM	UYU	(34,790)	(1,147)	(29)
USD/ZAR	03/03/2016	SCB	ZAR	(68,977)	(4,411)	298
USD/ZAR	03/09/2016	CGM	ZAR	(66,865)	(4,271)	254
UYU/USD	02/22/2016	CGM	UYU	34,790	1,147	(13)
ZAR/USD	01/13/2016	SCB	ZAR	42,222	2,726	(365)
ZMW/USD	01/11/2016	BNP	ZMW	1,904	172	(65)
ZMW/USD	01/14/2016	SCB	ZMW	5,211	470	(147)
ZMW/USD	01/15/2016	CGM	ZMW	4,726	426	(167)
ZMW/USD	01/19/2016	SCB	ZMW	24,556	2,205	(778)
					$(394,944)	$1,704

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
GSC	3-Month Moscow Prime Offered Rate	Paying	11.08%	10/27/2018	RUB	120,000	$—	$6
GSC	3-Month Moscow Prime Offered Rate	Paying	11.05%	10/28/2018	RUB	360,158	—	14
GSI	3-Month Moscow Prime Offered Rate	Paying	11.35%	10/19/2018	RUB	845,436	—	115
GSI	3-Month Moscow Prime Offered Rate	Paying	10.92%	10/29/2018	RUB	120,053	—	(1)
JPM	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.06%	06/04/2023	NZD	1,890	—	44
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.15%	06/28/2020	SAR	12,010	—	72
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.13%	08/02/2020	SAR	12,240	—	93
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.19%	08/02/2020	SAR	8,167	—	56
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.31%	08/02/2020	SAR	6,494	—	36
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.30%	10/28/2020	SAR	14,900	—	119
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.54%	11/05/2020	SAR	8,900	—	46
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.71%	11/09/2020	SAR	8,900	—	39
DUB	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.71%	11/12/2020	SAR	11,100	—	36
GSC	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.35%	10/29/2020	SAR	8,700	—	65
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.17%	06/29/2020	SAR	6,340	—	37
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.16%	08/03/2020	SAR	16,320	—	118
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.35%	08/12/2020	SAR	16,235	—	81
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.33%	08/17/2020	SAR	17,516	—	95
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.40%	08/17/2020	SAR	17,174	—	77
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.40%	08/17/2020	SAR	18,189	—	83
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.48%	08/19/2020	SAR	20,007	—	76
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.26%	09/17/2020	SAR	29,400	—	205
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.34%	09/21/2020	SAR	29,400	—	180
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.23%	09/28/2020	SAR	10,672	—	82
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.54%	11/04/2020	SAR	14,830	—	77
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.56%	11/05/2020	SAR	17,790	—	88
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.58%	11/05/2020	SAR	8,900	—	42
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.64%	07/27/2022	SAR	11,729	—	113
GSI	3-Month Saudi Riyal Interbank Offered Rate	Receiving	2.61%	07/30/2022	SAR	11,728	—	119
BNP	7-Day China Fixing Repo Rate	Paying	2.45%	06/24/2017	CNY	30,703	—	17
DUB	7-Day China Fixing Repo Rate	Paying	2.45%	06/18/2017	CNY	62,325	—	34
DUB	7-Day China Fixing Repo Rate	Paying	2.45%	06/25/2017	CNY	74,545	—	42
DUB	7-Day China Fixing Repo Rate	Paying	2.46%	07/16/2017	CNY	49,313	—	31
DUB	7-Day China Fixing Repo Rate	Paying	2.46%	08/21/2017	CNY	45,368	—	30
DUB	7-Day China Fixing Repo Rate	Paying	2.45%	08/21/2017	CNY	23,700	—	16
DUB	7-Day China Fixing Repo Rate	Paying	2.46%	08/21/2017	CNY	59,633	—	40
GSI	7-Day China Fixing Repo Rate	Paying	2.45%	06/18/2017	CNY	62,325	—	34
GSI	7-Day China Fixing Repo Rate	Paying	2.49%	06/25/2017	CNY	64,935	—	42

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements (continued)
GSI	7-Day China Fixing Repo Rate	Paying	2.45%	07/16/2017	CNY	64,307	$—	$40
GSI	7-Day China Fixing Repo Rate	Paying	2.45%	08/20/2017	CNY	33,857	—	22
JPM	7-Day China Fixing Repo Rate	Paying	2.49%	06/25/2017	CNY	64,935	—	42
SCB	7-Day China Fixing Repo Rate	Paying	2.46%	06/24/2017	CNY	65,606	—	39
SCB	7-Day China Fixing Repo Rate	Paying	2.50%	06/25/2017	CNY	77,921	—	53
SCB	7-Day China Fixing Repo Rate	Paying	2.45%	07/16/2017	CNY	61,983	—	37
SCB	7-Day China Fixing Repo Rate	Paying	2.45%	08/21/2017	CNY	21,668	—	14
DUB	Brazil Interbank Deposit Rate	Paying	12.96%	01/02/2018	BRL	22,045	—	(295)
DUB	Brazil Interbank Deposit Rate	Paying	13.00%	01/02/2018	BRL	35,225	—	(465)
GSI	Brazil Interbank Deposit Rate	Paying	13.26%	01/02/2018	BRL	125,421	—	(1,489)
GSI	Brazil Interbank Deposit Rate	Paying	13.27%	01/02/2018	BRL	45,104	—	(533)
GSI	Brazil Interbank Deposit Rate	Paying	13.18%	01/02/2018	BRL	157,343	—	(1,951)
GSI	Brazil Interbank Deposit Rate	Paying	13.19%	01/02/2018	BRL	65,662	—	(812)
BNP	Mumbai Interbank Offered Rate	Paying	6.56%	10/12/2020	INR	855,184	—	(148)
SCB	Mumbai Interbank Offered Rate	Paying	6.56%	10/12/2020	INR	840,073	—	(145)
							$—	$(3,092)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	1.50%	03/16/2018	3,450		$9
N/A	3-Month LIBOR	Paying	1.80%	06/29/2020	3,210		22
N/A	3-Month LIBOR	Paying	1.80%	06/29/2020	1,690		12
N/A	3-Month LIBOR	Paying	1.74%	07/31/2020	4,080		16
N/A	3-Month LIBOR	Paying	1.74%	07/31/2020	3,270		13
N/A	3-Month LIBOR	Paying	1.78%	07/31/2020	2,199		13
N/A	3-Month LIBOR	Paying	1.75%	07/31/2020	1,732		7
N/A	3-Month LIBOR	Paying	1.74%	08/12/2020	4,368		16
N/A	3-Month LIBOR	Paying	1.62%	08/14/2020	4,650		(8)
N/A	3-Month LIBOR	Paying	1.68%	08/17/2020	2,236		2
N/A	3-Month LIBOR	Paying	1.69%	08/17/2020	4,942		7
N/A	3-Month LIBOR	Paying	1.68%	08/17/2020	2,395		2
N/A	3-Month LIBOR	Paying	1.70%	08/19/2020	8,171		14
N/A	3-Month LIBOR	Paying	1.57%	09/17/2020	7,714		(39)
N/A	3-Month LIBOR	Paying	1.65%	09/18/2020	5,597		(7)
N/A	3-Month LIBOR	Paying	1.65%	09/18/2020	2,269		(3)
N/A	3-Month LIBOR	Paying	1.54%	09/23/2020	300		(2)
N/A	3-Month LIBOR	Paying	1.55%	09/23/2020	310		(2)
N/A	3-Month LIBOR	Paying	1.43%	10/28/2020	2,230		(28)
N/A	3-Month LIBOR	Paying	1.42%	10/28/2020	2,230		(28)
N/A	3-Month LIBOR	Paying	1.38%	10/29/2020	2,300		(33)
N/A	3-Month LIBOR	Paying	1.52%	11/04/2020	3,775		(30)
N/A	3-Month LIBOR	Paying	1.54%	11/05/2020	2,295		(16)
N/A	3-Month LIBOR	Paying	1.53%	11/05/2020	4,590		(35)
N/A	3-Month LIBOR	Paying	1.53%	11/05/2020	2,295		(17)
N/A	3-Month LIBOR	Paying	1.56%	11/09/2020	2,221		(14)
N/A	3-Month LIBOR	Paying	1.67%	11/12/2020	3,036		(4)
N/A	3-Month LIBOR	Paying	2.13%	07/27/2022	2,939		38
N/A	3-Month LIBOR	Paying	2.06%	07/30/2022	3,069		30
N/A	3-Month LIBOR	Receiving	2.50%	03/16/2026	3,400		17
N/A	3-Month LIBOR	Receiving	2.75%	03/16/2046	1,826		18
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.96%	04/29/2024	NZD	6,530	474
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	3.77%	03/05/2025	NZD	4,292	(1)
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.05%	06/16/2025	NZD	3,210	52
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.05%	06/16/2025	NZD	5,278	86
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	3.92%	06/25/2025	NZD	8,685	78
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	3.81%	07/20/2025	NZD	9,249	23
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	0.52%	12/24/2024	JPY	2,996,180	(346)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	0.43%	12/30/2025	JPY	315,000	$(2)
N/A	6-Month Euribor	Receiving	0.25%	03/16/2018	EUR	1,819	1
N/A	6-Month Euribor	Receiving	0.50%	03/16/2021	EUR	35,127	202
N/A	Mexican Interbank Rate	Paying	6.26%	09/29/2025	MXN	58,153	(30)
N/A	Mexican Interbank Rate	Paying	6.29%	10/01/2025	MXN	58,153	(20)
N/A	Mexican Interbank Rate	Paying	6.24%	10/02/2025	MXN	96,394	(59)
							$428

Schedule of  Over the Counter Cross Currency Swap Agreements

Counterparty	Receive Rate (7)	Pay Rate (7)	Expiration Date	Notional Amount Received (1)		Notional Amount Delivered (1)	Unrealized Depreciation
JPM	Fixed rate of 10.76%	3-Month LIBOR	04/08/2016	TRY	7,891	(3,705)	$(793)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
GSI	Central Bank of Tunisia, 8.25%, 09/19/2027	N/A	1.00%	06/20/2018	$3,200	$180	$424	$(244)
DUB	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,900	(31)	(36)	5
JPM	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,250	(28)	(15)	(13)
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	1.00%	06/20/2018	17,491	925	2,422	(1,497)
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	228	(10)	(12)	2
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	245	(10)	(13)	3
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2018	11,250	(114)	(143)	29
CIT	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	690	20	57	(37)
GSI	Republic of Croatia, 6.25%, 04/27/2017	N/A	1.00%	03/20/2019	900	42	55	(13)
GSI	Republic of Croatia, 6.25%, 04/27/2017	N/A	1.00%	03/20/2020	18,870	1,328	1,610	(282)
BNP	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2025	1,180	245	199	46
BNP	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2025	10,484	2,170	1,875	295
BNP	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2025	3,170	656	592	64
BNP	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2025	3,800	787	710	77
GSI	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2023	13,500	2,302	1,769	533
JPM	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	06/20/2023	5,680	911	522	389
BNP	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,019	(11)	(19)	8
BOA	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,020	(11)	(24)	13
BOA	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,020	(11)	(26)	15
CIT	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	3,830	(42)	(89)	47
DUB	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,019	(11)	(18)	7
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	2,506	31	4	27
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	700	9	2	7
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	03/20/2019	900	(10)	(15)	5
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,953	(21)	(38)	17
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	970	(11)	(25)	14
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	5,080	346	146	200
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	1,211	82	27	55
					$121,066	$9,713	$9,941	$(228)

Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
CIT	Kingdom of Saudi Arabia, 12/31/2222	1.53%	1.00%	12/20/2020	$(780)	$(19)	$(21)	$2
CIT	Kingdom of Saudi Arabia, 12/31/2222	1.53%	1.00%	12/20/2020	(783)	(19)	(19)	—
CIT	Kingdom of Saudi Arabia, 12/31/2222	1.53%	1.00%	12/20/2020	(3,200)	(78)	(76)	(2)
CIT	Kingdom of Saudi Arabia, 12/31/2222	1.53%	1.00%	12/20/2020	(4,080)	(98)	(95)	(3)
DUB	Kingdom of Saudi Arabia, 12/31/2222	1.53%	1.00%	12/20/2020	(780)	(19)	(19)	—

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
BNP	Republic of Colombia, 10.38%, 01/28/2033	2.19%	1.00%	03/20/2020	$(2,430)	$(113)	$(80)	$(33)
BNP	Republic of Colombia, 10.38%, 01/28/2033	2.19%	1.00%	03/20/2020	(1,460)	(68)	(48)	(20)
BNP	Republic of Colombia, 10.38%, 01/28/2033	2.19%	1.00%	03/20/2020	(1,000)	(46)	(32)	(14)
GSI	Republic of Colombia, 10.38%, 01/28/2033	2.19%	1.00%	03/20/2020	(797)	(37)	(27)	(10)
JPM	Republic of Colombia, 10.38%, 01/28/2033	2.19%	1.00%	03/20/2020	(970)	(45)	(32)	(13)
CIT	Republic of Indonesia, 6.88%, 03/09/2017	2.30%	1.00%	12/20/2020	(1,140)	(68)	(62)	(6)
CIT	Republic of Indonesia, 6.88%, 03/09/2017	2.30%	1.00%	12/20/2020	(2,280)	(135)	(119)	(16)
CIT	Republic of Indonesia, 6.88%, 03/09/2017	2.30%	1.00%	12/20/2020	(1,761)	(104)	(81)	(23)
DUB	Republic of Indonesia, 6.88%, 03/09/2017	2.30%	1.00%	12/20/2020	(1,140)	(67)	(62)	(5)
GSC	Republic of Indonesia, 6.88%, 03/09/2017	2.30%	1.00%	12/20/2020	(1,079)	(64)	(56)	(8)
CIT	Republic of Nigeria, 6.75%, 01/28/2021	3.75%	3.50%	06/20/2016	(1,810)	(2)	(10)	8
CIT	Republic of Nigeria, 6.75%, 01/28/2021	3.75%	1.00%	09/20/2016	(400)	(8)	(11)	3
BNP	Republic of Turkey, 11.88%, 01/15/2030	2.61%	1.00%	09/20/2020	(4,400)	(305)	(343)	38
BNP	Republic of Turkey, 11.88%, 01/15/2030	3.01%	1.00%	06/20/2023	(2,000)	(252)	(120)	(132)
BNP	Republic of Turkey, 11.88%, 01/15/2030	3.01%	1.00%	06/20/2023	(2,236)	(281)	(128)	(153)
GSI	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(2,570)	(69)	(52)	(17)
GSI	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(3,300)	(89)	(65)	(24)
GSI	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(5,450)	(148)	(115)	(33)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(7,980)	(216)	(162)	(54)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(5,450)	(148)	(116)	(32)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(1,090)	(30)	(23)	(7)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(3,300)	(89)	(67)	(22)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(1,100)	(30)	(21)	(9)
MSC	Republic of Turkey, 11.88%, 01/15/2030	2.04%	1.00%	09/20/2018	(1,600)	(44)	(34)	(10)
					$(66,366)	$(2,691)	$(2,096)	$(595)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

(7)Payments delivered or received are based on the notional amount.

See accompanying Notes to Financial Statements.

JNL/Epoch Global Shareholder Yield Fund ‡

	Shares/Par †	Value
COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 4.5%
Daimler AG	11	$948
McDonald’s Corp.	11	1,305
Other Securities		2,109
		4,362
CONSUMER STAPLES - 13.5%
Altria Group Inc.	25	1,438
British American Tobacco Plc	24	1,306
Imperial Tobacco Group Plc	30	1,609
Kimberly-Clark Corp.	9	1,095
Philip Morris International Inc.	22	1,905
Reynolds American Inc.	31	1,453
Unilever Plc	21	909
Other Securities		3,289
		13,004
ENERGY - 7.8%
ConocoPhillips Co.	21	996
Occidental Petroleum Corp.	19	1,268
Royal Dutch Shell Plc - ADR - Class A	27	1,215
Statoil ASA	90	1,259
Total SA	30	1,362
Other Securities		1,411
		7,511
FINANCIALS - 16.0%
Allianz SE	5	855
Corrections Corp. of America	36	962
Muenchener Rueckversicherungs AG	9	1,713
SCOR SE	34	1,280
Svenska Handelsbanken AB - Class A	69	910
Unibail-Rodamco SE	5	1,273
Wells Fargo & Co.	16	880
Welltower Inc.	28	1,886
Westpac Banking Corp.	40	972
Other Securities		4,678
		15,409
HEALTH CARE - 7.0%
AbbVie Inc.	14	823
AstraZeneca Plc - ADR	43	1,449
GlaxoSmithKline Plc	70	1,417
Other Securities		3,044
		6,733
INDUSTRIALS - 9.4%
BAE Systems Plc	176	1,293
Iron Mountain Inc.	46	1,234
Siemens AG	10	955
Vinci SA	17	1,102
Other Securities		4,405
		8,989
INFORMATION TECHNOLOGY - 4.9%
Seagate Technology Plc (a)	26	956
Texas Instruments Inc.	16	855
Other Securities		2,864
		4,675
MATERIALS - 4.2%
BASF SE	13	966
Dow Chemical Co.	22	1,154
Other Securities		1,945
		4,065
TELECOMMUNICATION SERVICES - 15.2%
AT&T Inc.	55	1,887
BCE Inc.	47	1,818
CenturyTel Inc.	48	1,200
Rogers Communications Inc. - Class B	43	1,479
Swisscom AG	3	1,367
Telstra Corp. Ltd.	310	1,258
Verizon Communications Inc.	39	1,791
Vodafone Group Plc	535	1,734
Other Securities		2,013
		14,547
UTILITIES - 15.1%
Ameren Corp.	25	1,083
Duke Energy Corp.	22	1,552
Entergy Corp.	19	1,293
National Grid Plc	140	1,933
PPL Corp.	52	1,780
SSE Plc	62	1,394
Terna Rete Elettrica Nazionale SpA	316	1,624
WEC Energy Group Inc. (a)	32	1,654
Other Securities		2,192
		14,505
Total Common Stocks (cost $99,999)		93,800
SHORT TERM INVESTMENTS - 5.1%
Investment Company - 2.0%
JNL Money Market Fund, 0.19% (b) (c)	1,951	1,951
Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	2,948	2,948
Total Short Term Investments (cost $4,899)		4,899
Total Investments - 102.7% (cost $104,898)		98,699
Other Assets and Liabilities, Net - (2.7%)		(2,613)
Total Net Assets - 100.0%		$96,086

(a)                                 All or a portion of the security was on loan.

(b)                                 Investment in affiliate.

(c)                                  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

Investments by Country*	Percentage of Total Investments
Australia	3.7%
Canada	5.5
France	7.5
Germany	7.3
Ireland	1.0
Italy	1.7
Netherlands	1.3
Norway	2.9
Singapore	1.3
Spain	0.7
Sweden	1.0
Switzerland	2.9
Taiwan	0.9
United Kingdom	15.5
United States	46.8
Total Long-Term Investments	100.0%

*                 The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
CAD/USD	01/04/2016	BBH	CAD	54	$39	$—
CAD/USD	01/05/2016	BBH	CAD	71	51	—
GBP/USD	01/04/2016	BBH	GBP	41	60	—
					$150	$—

See accompanying Notes to Financial Statements.

JNL/FAMCO Flex Core Covered Call Fund

	Shares/Par †	Value
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 18.3%
Ford Motor Co.	200	$2,818
General Motors Co.	137	4,659
Home Depot Inc.	65	8,596
Ross Stores Inc.	71	3,842
Time Warner Inc.	66	4,262
Whirlpool Corp.	31	4,553
		28,730
CONSUMER STAPLES - 8.7%
CVS Health Corp.	68	6,629
PepsiCo Inc.	70	6,994
		13,623
ENERGY - 4.4%
Chevron Corp.	45	4,003
ConocoPhillips Co.	62	2,895
		6,898
FINANCIALS - 13.1%
BlackRock Inc.	16	5,312
JPMorgan Chase & Co.	83	5,448
U.S. Bancorp	110	4,694
Wells Fargo & Co.	95	5,142
		20,596
HEALTH CARE - 9.2%
Johnson & Johnson	54	5,495
Medtronic Plc	47	3,608
Pfizer Inc.	166	5,355
		14,458
INDUSTRIALS - 25.4%
Delta Air Lines Inc.	122	6,179
General Electric Co.	154	4,797
Honeywell International Inc.	56	5,759
Lockheed Martin Corp.	24	5,125
Raytheon Co.	42	5,230
Union Pacific Corp.	66	5,161
United Parcel Service Inc. - Class B	45	4,311
United Technologies Corp.	35	3,363
		39,925
INFORMATION TECHNOLOGY - 11.9%
Apple Inc.	77	8,116
Cisco Systems Inc.	196	5,333
International Business Machines Corp.	16	2,202
QUALCOMM Inc.	62	3,099
		18,750
MATERIALS - 3.2%
Dow Chemical Co.	100	5,122
TELECOMMUNICATION SERVICES - 5.8%
AT&T Inc.	143	4,907
Verizon Communications Inc.	90	4,151
		9,058
Total Common Stocks (cost $147,026)		157,160
SHORT TERM INVESTMENTS - 1.2%
Investment Company - 1.2%
JNL Money Market Fund, 0.19% (a) (b)	1,788	1,788
Total Short Term Investments (cost $1,788)		1,788
Total Investments - 101.2% (cost $148,814)		158,948
Other Assets and Liabilities, Net - (1.2%)		(1,844)
Total Net Assets - 100.0%		$157,104

(a)                                 Investment in affiliate.

(b)                                 Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Apple Inc.	01/15/2016	115.00	376	$(4)
Apple Inc.	01/15/2016	130.00	395	—
BlackRock Inc.	01/15/2016	350.00	156	(66)
Chevron Corp.	01/15/2016	90.00	445	(97)
ConocoPhillips	02/19/2016	55.00	620	(16)
CVS Caremark Corp.	02/19/2016	110.00	390	(4)
CVS Health Corp.	02/19/2016	100.00	288	(54)
Delta Air Lines Inc.	01/15/2016	50.00	288	(46)
Delta Air Lines Inc.	01/15/2016	52.50	931	(43)
Dow Chemical Co.	02/19/2016	55.00	995	(79)
Ford Motor Co.	02/19/2016	15.00	2,000	(28)
General Electric Co.	02/19/2016	32.00	1,540	(63)
General Motors Co.	01/15/2016	37.00	270	(1)
General Motors Co.	01/15/2016	35.00	1,100	(35)
Home Depot Inc.	05/20/2016	135.00	650	(333)
Honeywell International Inc.	01/15/2016	105.00	125	(11)
Honeywell International Inc.	01/15/2016	110.00	431	(3)
International Business Machines Corp.	01/15/2016	140.00	160	(14)
Johnson & Johnson Option	01/15/2016	105.00	535	(16)
JPMorgan Chase & Co.	01/15/2016	72.50	825	(2)
Lockheed Martin Corp.	01/15/2016	230.00	236	(2)
Medtronic Plc	05/20/2016	82.50	469	(68)
PepsiCo Inc.	07/15/2016	105.00	700	(151)
Pfizer Inc.	02/19/2016	33.00	587	(29)
Pfizer Inc.	06/17/2016	35.00	1,072	(57)
QUALCOMM Inc.	07/15/2016	50.00	620	(233)
Raytheon Co.	01/15/2016	130.00	420	(11)
Ross Stores Inc.	05/20/2016	55.00	714	(228)
Time Warner Inc.	01/15/2016	75.00	659	(7)
U.S. Bancorp	01/15/2016	48.00	576	(2)
U.S. Bancorp	01/15/2016	46.00	524	(1)
Union Pacific Corp.	02/19/2016	80.00	660	(149)
United Parcel Service Inc.	01/15/2016	101.00	356	(7)
United Parcel Service Inc.	04/15/2016	105.00	92	(8)
United Technologies Corp.	01/15/2016	97.50	350	(21)
Verizon Communications Inc.	01/15/2016	46.00	898	(46)
Wells Fargo & Co.	01/15/2016	57.50	946	(8)
Whirlpool Corp.	01/15/2016	200.00	310	—
			22,709	$(1,943)

Summary of Written Call Options

	Contracts	Premiums
Options outstanding at December 31, 2014	39,805	$7,393
Options written during the year	197,789	25,375
Options closed during the year	(169,577)	(24,673)
Options exercised during the year	(2,247)	(349)
Options expired during the year	(43,061)	(3,766)
Options outstanding at December 31, 2015	22,709	$3,980

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/Lazard International Strategic Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 94.3%
AUSTRALIA - 5.4%
Amcor Ltd.	235	$2,280
Ansell Ltd.	37	581
Caltex Australia Ltd.	85	2,324
James Hardie Industries SE - CDI (a)	119	1,499
		6,684
BELGIUM - 1.8%
Anheuser-Busch InBev NV	18	2,211
BERMUDA - 1.1%
Signet Jewelers Ltd.	11	1,343
CANADA - 2.2%
EnCana Corp.	140	711
Home Capital Group Inc. (a)	26	506
MacDonald Dettwiler & Associates Ltd.	25	1,527
		2,744
DENMARK - 2.1%
Carlsberg A/S - Class B	29	2,585
FINLAND - 4.2%
Sampo Oyj - Class A	102	5,165
FRANCE - 4.8%
Iliad SA	6	1,462
Valeo SA	18	2,776
Vivendi SA	76	1,634
		5,872
GERMANY - 5.7%
Banca Mediolanum SpA (b)	156	1,239
Bayer AG	19	2,314
Fresenius SE & Co. KGaA	17	1,191
Symrise AG	35	2,337
		7,081
HONG KONG - 1.9%
AIA Group Ltd.	386	2,305
IRELAND - 3.7%
CRH Plc	44	1,274
Kerry Group Plc - Class A	28	2,318
Permanent TSB Group Holdings Plc (b)	187	936
		4,528
ISRAEL - 3.1%
Israel Discount Bank Ltd. - Class A (b)	531	963
Teva Pharmaceutical Industries Ltd. - ADR	44	2,876
		3,839
JAPAN - 17.1%
AEON Financial Service Co. Ltd. (a)	115	2,571
Asics Corp. (a)	91	1,892
Daiwa House Industry Co. Ltd.	144	4,140
Don Quijote Holdings Co. Ltd. (a)	103	3,610
Japan Tobacco Inc.	47	1,718
KDDI Corp.	90	2,340
Makita Corp. (a)	26	1,498
SoftBank Group Corp.	43	2,165
United Arrows Ltd.	28	1,186
		21,120
NETHERLANDS - 1.1%
Wolters Kluwer NV	39	1,305
NEW ZEALAND - 3.7%
Worldpay Group Plc (b)	460	2,083
Z Energy Ltd.	523	2,413
		4,496
NORWAY - 2.1%
Europris ASA (b)	132	641
Telenor ASA	120	1,995
		2,636
SWEDEN - 5.4%
Assa Abloy AB - Class B	160	3,350
Swedbank AB - Class A	151	3,331
		6,681
SWITZERLAND - 8.5%
Actelion Ltd.	16	2,187
Cie Financiere Richemont SA	15	1,078
Credit Suisse Group AG	134	2,893
GAM Holding Ltd.	71	1,169
Novartis AG	37	3,188
		10,515
UNITED KINGDOM - 18.4%
Associated British Foods Plc	25	1,232
Auto Trader Group Plc (b)	179	1,164
British American Tobacco Plc	67	3,714
Close Brothers Group Plc	1	14
Compass Group Plc	114	1,978
Informa Plc	325	2,939
Lloyds Banking Group Plc	2,699	2,905
London Stock Exchange Group Plc	53	2,129
Rexam Plc	61	540
SABMiller Plc	30	1,772
Shire Plc	42	2,872
Spire Healthcare Group Plc	304	1,401
		22,660
UNITED STATES OF AMERICA - 2.0%
Aon Plc - Class A	26	2,414
Total Common Stocks (cost $114,446)		116,184
SHORT TERM INVESTMENTS - 9.8%
Investment Company - 5.3%
JNL Money Market Fund, 0.19% (c) (d)	6,554	6,554
Securities Lending Collateral - 4.5%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (d)	5,568	5,568
Total Short Term Investments (cost $12,122)		12,122
Total Investments - 104.1% (cost $126,568)		128,306
Other Assets and Liabilities, Net - (4.1%)		(5,080)
Total Net Assets - 100.0%		$123,226

(a)              All or a portion of the security was on loan.

(b)              Non-income producing security.

(c)               Investment in affiliate.

(d)              Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain
USD/AUD	01/04/2016	SSB	AUD	(60)	$(44)	$—
USD/AUD	01/05/2016	SSB	AUD	(16)	(11)	—
USD/AUD	01/05/2016	SSB	AUD	(30)	(22)	—
USD/AUD	01/06/2016	SSB	AUD	(7)	(5)	—
USD/CAD	01/04/2016	SSB	CAD	(5)	(4)	—
USD/CAD	01/05/2016	SSB	CAD	(3)	(2)	—
USD/GBP	01/04/2016	SSB	GBP	(11)	(16)	—
USD/GBP	01/04/2016	SSB	GBP	(37)	(55)	—
USD/GBP	01/04/2016	SSB	GBP	(43)	(63)	—
USD/GBP	01/04/2016	SSB	GBP	(56)	(82)	1
USD/GBP	01/04/2016	SSB	GBP	(14)	(21)	—
USD/GBP	01/05/2016	SSB	GBP	(25)	(37)	—
USD/GBP	01/05/2016	SSB	GBP	(2)	(3)	—
					$(365)	$1

See accompanying Notes to Financial Statements.

JNL/Mellon Capital Frontier Markets 100 Index Fund

	Shares/Par †	Value
COMMON STOCKS - 90.7%
ARGENTINA - 13.0%
Adecoagro SA (a)	10	$118
Arcos Dorados Holdings Inc.	13	40
Banco Macro Bansud SA - ADR (a)	5	291
Cresud SA - ADR (a)	7	89
Emp Distribuidora y Comercializadora Norta SA - ADR (a)	5	81
Grupo Financiero Galicia SA - ADR (b)	12	313
IRSA Inversiones y Representaciones SA - ADR	5	63
Pampa Energia SA - ADR (a)	9	175
Petrobras Argentina SA - ADR (b)	16	87
Telecom Argentina SA - ADR - Class B	17	277
Transportadora de Gas del Sur SA - ADR	15	93
YPF SA - ADR	32	504
		2,131
BANGLADESH - 4.2%
Beximco Pharmaceuticals Ltd.	79	84
GrameenPhone Ltd.	35	112
Lafarge Surma Cement Ltd.	94	89
Olympic Industries Ltd.	35	116
Square Pharmaceuticals Ltd.	73	236
Titas Gas Transmission & Distribution Co. Ltd.	69	42
		679
JORDAN - 0.6%
Jordan Petroleum Refinery Co. Ltd.	16	94
KAZAKHSTAN - 1.9%
KazMunaiGas Exploration Production JSC - GDR	35	262
KCell JSC - GDR (a)	13	52
		314
KENYA - 5.8%
Co-operative Bank of Kenya Ltd.	302	53
East African Breweries Ltd.	93	249
Equity Group Holdings Ltd.	305	119
Kenya Commercial Bank Ltd.	335	144
Safaricom Ltd.	2,354	375
		940
KUWAIT - 22.1%
Agility Public Warehousing Co. KSC	139	218
ALAFCO Aviation Lease & Finance Co. KSCP	142	98
Boubyan Bank KSCP	54	79
Burgan Bank SAK	94	119
Commercial Real Estate Co. KSC	475	123
Jazeera Airways Co. KSC	29	85
Kuwait Finance House KSCP	267	474
Kuwait International Bank KSCP	22	16
Kuwait Projects Co. Holding KSCP	125	238
Kuwait Telecommunications Co. KSC (a)	62	203
Mabanee Co. SAK	96	296
Mezzan Holding Co. (a)	25	95
Mobile Telecommunications Co. KSC	454	524
National Bank of Kuwait SAK	347	914
National Industries Group Holding SAK	281	117
Warba Bank KSCP (a)	30	19
		3,618
MAURITIUS - 0.8%
SBM Holdings Ltd.	6,955	138
MOROCCO - 4.2%
Attijariwafa Bank	1	38
Banque Centrale Populaire SA	3	73
Douja Promotion Groupe Addoha SA	33	79
Maroc Telecom	44	501
		691
NIGERIA - 12.4%
Access Bank Plc	1,827	44
Dangote Cement Plc	307	262
FBN Holdings Plc	2,363	61
Guaranty Trust Bank Plc	2,350	215
Lafarge Africa Plc	347	169
Nestle Nigeria Plc	72	309
Nigerian Breweries Plc	884	604
OANDO Plc (a)	1,300	39
SEPLAT Petroleum Development Co. Plc	51	53
Transnational Corp. of Nigeria Plc	5,550	42
United Bank for Africa Plc	2,633	45
Zenith Bank Plc	2,507	177
		2,020
OMAN - 5.0%
Bank Sohar SAOG	86	35
BankMuscat SAOG	91	111
Oman Cables Industry	20	90
Oman International Development and Investment Co. SAOG	1	2
Oman Telecommunications Co. SAOG	92	372
Ooredoo QSC	83	153
Raysut Cement Co. SAOG	24	62
		825
PAKISTAN - 9.3%
Bank Al Habib Ltd.	54	21
Engro Corp. Ltd.	61	163
Fauji Fertilizer Co. Ltd.	161	181
Habib Bank Ltd.	94	179
Hub Power Co. Ltd.	127	124
Lucky Cement Ltd.	42	197
MCB Bank Ltd.	98	203
Oil & Gas Development Co. Ltd.	143	161
Pakistan Oilfields Ltd.	20	51
Pakistan Petroleum Ltd.	57	67
Pakistan State Oil Co. Ltd.	39	122
United Bank Ltd.	31	46
		1,515
ROMANIA - 4.1%
Banca Transilvania (a)	309	181
Electrica SA	47	137
OMV Petrom SA	1,751	122
Societatea Nationala de Gaze Naturale ROMGAZ SA	18	119
Transgaz SA Medias	2	116
		675
SLOVENIA - 0.6%
Zavarovalnica Triglav d.d.	4	96
SRI LANKA - 2.1%
Commercial Bank of Ceylon Plc	87	84
John Keells Holdings Plc	215	264
		348
TOGO - 0.6%
Ecobank Transnational Inc. (a)	1,153	97

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par †	Value
UNITED STATES OF AMERICA - 0.5%
Globant SA (a) (b)	2	79
VIETNAM - 3.5%
DHG Pharmaceutical JSC	—	—
Hoa Phat Group JSC	—	—
Hoang Anh Gia Lai International Agriculture JSC (a)	58	74
Masan Group Corp. (a)	65	224
PetroVietnam Drilling and Well Services JSC	—	—
Vingroup Joint Stock Co. (a)	133	269
		567
Total Common Stocks (cost $15,639)		14,827
INVESTMENT COMPANIES - 7.0%
iShares Global Financials ETF (b)	9	500
iShares MSCI Frontier 100 ETF (b)	26	646
Total Investment Companies (cost $1,167)		1,146
SHORT TERM INVESTMENTS - 5.2%
Investment Company - 1.4%
JNL Money Market Fund, 0.19% (c) (d)	230	230
Securities Lending Collateral - 3.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (c) (d)	586	586
Treasury Securities - 0.2%
U.S. Treasury Bill, 0.06%, 03/17/16 (e)	$30	30
Total Short Term Investments (cost $846)		846
Total Investments - 102.9% (cost $17,652)		16,819
Other Assets and Liabilities, Net - (2.9%)		(475)
Total Net Assets - 100.0%		$16,344

(a)                   Non-income producing security.

(b)                   All or a portion of the security was on loan.

(c)                    Investment in affiliate.

(d)                   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

(e)                    All or a portion of the security is pledged or segregated as collateral. See Notes to Financial Statements.

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation
Mini MSCI Emerging Markets Index Future	March 2016	7	$10

See accompanying Notes to Financial Statements.

JNL/Neuberger Berman Currency Fund

	Shares/Par †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 68.6%
GOVERNMENT SECURITIES - 68.6%
Federal Farm Credit Bank - 7.5%
Federal Farm Credit Bank
0.45%, 02/03/16 (a)	$2,000	$2,000
0.38%, 04/18/16 (a) (b)	1,500	1,500
0.25%, 04/27/16 (a)	6,500	6,497
0.41%, 10/19/16 (a) (b)	7,250	7,246
		17,243
Federal Home Loan Bank - 9.9%
Federal Home Loan Bank
0.25%, 01/26/16 (a)	3,400	3,400
0.25%, 02/09/16 (a) (b)	3,250	3,250
0.38%, 02/19/16 (a)	12,935	12,935
0.30%, 04/14/16 (a)	3,000	2,999
		22,584
Federal Home Loan Mortgage Corp. - 5.9%
Federal Home Loan Mortgage Corp.
0.40%, 03/15/16 - 05/27/16 (a)	6,730	6,729
5.25%, 04/18/16 (a)	5,520	5,597
0.50%, 05/13/16 (a)	1,095	1,095
		13,421
Federal National Mortgage Association - 10.3%
Federal National Mortgage Association
5.00%, 03/15/16 (a)	2,000	2,018
0.50%, 03/30/16 (a)	21,500	21,502
		23,520
U.S. Treasury Securities - 35.0%
U.S. Treasury Note
0.38%, 01/15/16 - 03/15/16	62,000	62,012
0.25%, 02/29/16	18,000	18,001
		80,013
Total Government and Agency Obligations (cost $156,820)		156,781

SHORT TERM INVESTMENTS - 43.7%
Federal Farm Credit Bank - 3.6%
Federal Farm Credit Bank
0.19%, 01/14/16 (a)	2,000	2,000
0.21%, 04/22/16 (a)	3,500	3,496
0.30%, 06/08/16 (a)	2,715	2,710
		8,206
Federal Home Loan Bank - 1.0%
Federal Home Loan Bank
0.20%, 01/08/16 (a)	1,000	1,000
0.24%, 01/27/16 (a)	1,359	1,359
		2,359
Federal Home Loan Mortgage Corp. - 5.7%
Federal Home Loan Mortgage Corp.
0.30%, 02/11/16 (a)	5,000	4,998
0.38%, 02/17/16 - 04/14/16 (a)	8,000	7,994
		12,992
Federal National Mortgage Association - 1.1%
Federal National Mortgage Association
0.17%, 01/05/16 (a)	1,400	1,400
0.30%, 02/10/16 (a)	1,200	1,199
		2,599
Investment Company - 3.7%
JNL Money Market Fund, 0.19% (c) (d)	8,404	8,404
Securities Lending Collateral - 12.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (d)	29,580	29,580
Treasury Securities - 15.7%
U.S. Treasury Bill
0.05%, 01/14/16	$7,000	7,000
0.01%, 01/28/16 (e)	29,000	28,998
		35,998
Total Short Term Investments (cost $100,142)		100,138
Total Investments - 112.3% (cost $256,962)		256,919
Other Assets and Liabilities, Net - (12.3%)		(28,232)
Total Net Assets - 100.0%		$228,687

(a)                                 This security is a direct debt of the agency and not collateralized by mortgages.

(b)                                 Variable rate securities. Rate stated was in effect as of December 31, 2015.

(c)                                  Investment in affiliate.

(d)                                 Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

(e)                                  All or a portion of the security was on loan.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	03/16/2016	SSB	AUD	18,127	$13,162	$199
AUD/USD	03/16/2016	RBC	AUD	2,083	1,513	15
AUD/USD	03/16/2016	DUB	AUD	191	139	2
CAD/USD	03/16/2016	SSB	CAD	11,357	8,209	(144)
CAD/USD	03/16/2016	DUB	CAD	15,519	11,218	(94)
CAD/USD	03/16/2016	SGB	CAD	38,032	27,491	(281)
CAD/USD	03/16/2016	SSB	CAD	10,789	7,798	65
CHF/USD	03/16/2016	DUB	CHF	1,885	1,888	(24)
CHF/USD	03/16/2016	SSB	CHF	8,610	8,623	(46)
EUR/USD	03/16/2016	SSB	EUR	15,103	16,444	(87)
GBP/USD	03/16/2016	SSB	GBP	11,014	16,239	(246)
GBP/USD	03/16/2016	DUB	GBP	2,066	3,047	(65)
GBP/USD	03/16/2016	SGB	GBP	9,789	14,433	(411)
JPY/USD	03/16/2016	DUB	JPY	147,071	1,226	14
JPY/USD	03/16/2016	RBC	JPY	2,762,436	23,023	276
JPY/USD	03/16/2016	SSB	JPY	546,048	4,551	43
NOK/USD	03/16/2016	SSB	NOK	406,536	45,896	(671)
NOK/USD	03/16/2016	SGB	NOK	51,782	5,846	(142)
NZD/USD	03/16/2016	SSB	NZD	11,209	7,633	226
NZD/USD	03/16/2016	SGB	NZD	6,083	4,142	70
NZD/USD	03/16/2016	RBC	NZD	5,147	3,504	42
SEK/USD	03/16/2016	SSB	SEK	287,921	34,180	295
SEK/USD	03/16/2016	SGB	SEK	29,972	3,558	(4)
SEK/USD	03/16/2016	SSB	SEK	38,913	4,619	(17)
USD/AUD	03/16/2016	SGB	AUD	(14,936)	(10,845)	(88)
USD/AUD	03/16/2016	RBC	AUD	(6,039)	(4,385)	(63)
USD/CAD	03/16/2016	RBC	CAD	(86,677)	(62,654)	444
USD/CAD	03/16/2016	SSB	CAD	(2,891)	(2,090)	18
USD/CAD	03/16/2016	SSB	CAD	(3,230)	(2,335)	(12)
USD/CHF	03/16/2016	SSB	CHF	(12,141)	(12,159)	115
USD/CHF	03/16/2016	SGB	CHF	(62,100)	(62,195)	1,114
USD/EUR	03/16/2016	SSB	EUR	(7,361)	(8,015)	80
USD/EUR	03/16/2016	RBC	EUR	(1,851)	(2,015)	20
USD/EUR	03/16/2016	DUB	EUR	(1,972)	(2,147)	13
USD/EUR	03/16/2016	SGB	EUR	(8,148)	(8,872)	114
USD/EUR	03/16/2016	SSB	EUR	(2,262)	(2,463)	(10)
USD/GBP	03/16/2016	SSB	GBP	(1,650)	(2,433)	69
USD/GBP	03/16/2016	RBC	GBP	(1,769)	(2,608)	71
USD/JPY	03/16/2016	SSB	JPY	(1,543,480)	(12,864)	(131)
USD/JPY	03/16/2016	SGB	JPY	(708,820)	(5,908)	(48)
USD/JPY	03/16/2016	DUB	JPY	(44,735)	(5,311)	(37)
USD/NOK	03/16/2016	RBC	NOK	(11,905)	(1,344)	21
USD/NOK	03/16/2016	DUB	NOK	(21,423)	(2,419)	47
USD/NOK	03/16/2016	SSB	NOK	(55,195)	(6,231)	61
USD/NZD	03/16/2016	SGB	NZD	(42,461)	(28,912)	(202)
USD/NZD	03/16/2016	DUB	NZD	(16,246)	(11,062)	(152)
USD/NZD	03/16/2016	SSB	NZD	(4,594)	(3,128)	(68)
USD/NZD	03/16/2016	SSB	NZD	(17,483)	(11,903)	22
USD/SEK	03/16/2016	SSB	SEK	(99,579)	(11,821)	25
USD/SEK	03/16/2016	SSB	SEK	(52,596)	(6,244)	(59)
USD/ZAR	03/16/2016	SSB	ZAR	(11,030)	(11,047)	131
					$(35,028)	$510

See accompanying Notes to Financial Statements.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 29.7%
Ally Auto Receivables Trust
0.48%, 02/15/16	$38	$38
0.63%, 05/15/17	211	211
0.92%, 02/15/18	980	978
Capital One Multi-Asset Execution Trust, 0.41%, 02/15/17 (b)	3,000	2,990
CarMax Auto Owner Trust, 0.46%, 04/17/17	70	70
Chase Issuance Trust, 0.60%, 05/15/17 (b)	1,000	999
Citibank Credit Card Issuance Trust, 0.57%, 12/15/16 (b)	3,000	2,994
Ford Credit Auto Owner Trust, 0.57%, 06/15/16	661	660
Honda Auto Receivables Owner Trust, 0.58%, 03/15/16	495	495
Navient Student Loan Trust
0.67%, 12/25/16 (b)	519	516
0.70%, 12/26/16 (b)	1,538	1,528
Nelnet Student Loan Trust REMIC, 0.40%, 10/26/26 (b)	154	154
Nissan Auto Receivables Owner Trust, 0.50%, 01/15/16	47	47
Penarth Master Issuer Plc, 0.76%, 05/18/17 (b) (c)	1,055	1,052
Toyota Auto Receivables Owner Trust, 0.40%, 12/15/16	98	97
USAA Auto Owner Trust, 0.82%, 01/17/17	2,000	1,997
Total Non-U.S. Government Agency Asset- Backed Securities (cost $14,858)		14,826
CORPORATE BONDS AND NOTES - 47.3%
CONSUMER DISCRETIONARY - 1.5%
NBCUniversal Enterprise Inc., 0.86%, 04/15/16 (b) (c)	750	750

ENERGY - 5.7%
EOG Resources Inc., 2.50%, 02/01/16	1,125	1,126
Shell International Finance BV, 0.66%, 05/10/17 (b)	840	839
TransCanada PipeLines Ltd., 1.28%, 06/30/16 (b)	865	864
		2,829
FINANCIALS - 26.0%
American Honda Finance Corp., 0.78%, 05/26/16 (b) (c)	500	500
Bank of America NA, 0.83%, 11/14/16 (b)	1,000	999
Berkshire Hathaway Finance Corp., 0.47%, 01/10/17 (b)	500	500
Caterpillar Financial Services Corp., 0.65%, 06/09/17 (b)	1,225	1,221
Daimler Finance North America LLC, 1.01%, 08/01/16 (b) (c)	530	530
GE Capital International Funding Co., 0.96%, 04/15/16 (c)	996	996
HSBC USA Inc., 0.89%, 06/23/17 (b)	1,220	1,210
JPMorgan Chase & Co., 0.88%, 02/15/17 (b)	980	979
Metropolitan Life Global Funding I, 0.85%, 07/15/16 (b) (c)	1,000	1,001
Mizuho Bank Ltd., 1.05%, 09/25/17 (b) (c)	1,125	1,118
Morgan Stanley, 1.64%, 02/25/16 (b)	980	981
National Australia Bank Ltd., 0.87%, 07/25/16 (b)	400	400
Toyota Motor Credit Corp., 0.69%, 09/23/16 (b)	750	749
U.S. Bank NA, 0.55%, 01/30/17 (b)	1,000	1,000
Wells Fargo & Co., 0.72%, 09/08/17 (b)	800	796
		12,980
HEALTH CARE - 4.9%
Bayer US Finance LLC, 0.57%, 10/07/16 (b) (c)	740	740
Medtronic Inc., 0.50%, 02/27/17 (b)	1,000	995
UnitedHealth Group Inc., 0.77%, 01/17/17 (b)	695	695
		2,430
INDUSTRIALS - 1.4%
Rockwell Collins Inc., 0.86%, 12/15/16 (b)	720	719

INFORMATION TECHNOLOGY - 4.0%
Apple Inc., 0.41%, 05/05/17 (b)	600	600
Cisco Systems Inc., 0.70%, 03/03/17 (b)	500	500
Oracle Corp., 0.52%, 07/07/17 (b)	905	904
		2,004
MATERIALS - 2.3%
BHP Billiton Finance USA Ltd., 0.85%, 09/30/16 (b)	1,155	1,151

UTILITIES - 1.5%
Electricite de France SA, 0.78%, 01/20/17 (b) (c)	750	749
Total Corporate Bonds and Notes (cost $23,668)		23,612

GOVERNMENT AND AGENCY OBLIGATIONS - 3.2%
GOVERNMENT SECURITIES - 3.2%
U.S. Treasury Securities - 3.2%
U.S. Treasury Note, 0.38%, 01/15/16	1,600	1,600
Total Government and Agency Obligations (cost $1,600)		1,600
SHORT TERM INVESTMENTS - 20.7%
Investment Company - 4.3%
JNL Money Market Fund, 0.19% (e) (f)	2,128	2,128
Treasury Securities - 16.4%
U.S. Treasury Bill, 0.10%, 03/31/16 (d)	$8,200	8,197
Total Short Term Investments (cost $10,324)		10,325
Total Investments - 100.9% (cost $50,450)		50,363
Other Assets and Liabilities, Net - (0.9%)		(451)
Total Net Assets - 100.0%		$49,912

(a)         Consolidated Schedule of Investments.

(b)         Variable rate securities. Rate stated was in effect as of December 31, 2015.

(c)          The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2015, the aggregate value of these liquid securities was $7,436 which represented 14.9% of net assets.

(d)         All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

(e)          Investment in affiliate.

(f)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Brent Crude Oil Future	June 2016	67	$33
Cocoa Future	May 2016	31	6
Coffee ‘C’ Future	May 2016	12	35
Copper Future	May 2016	43	21
Corn Future	July 2016	172	(69)
Cotton No. 2 Future	May 2016	34	5
Crude Oil Future	June 2016	58	48
Feeder Cattle Future	March 2016	13	—
Gold 100 Oz. Future	April 2016	42	(56)
Hard Red Winter Wheat Future	July 2016	53	(8)
Lean Hogs Future	April 2016	62	74
Live Cattle Future	April 2016	30	50
LME Lead Future	April 2016	49	85
LME Nickel Future	April 2016	36	29
LME Primary Aluminum Future	April 2016	36	(24)
LME Zinc Future	April 2016	47	78
Low Sulphur Gas Oil Future	June 2016	79	(66)
Natural Gas Future	April 2016	44	119
NY Harbor ULSD Future	June 2016	49	(60)
Platinum Future	April 2016	73	186
Silver Future	May 2016	32	(71)
Soybean Future	July 2016	28	(29)
Soybean Meal Future	July 2016	45	(53)
Soybean Oil Future	March 2016	44	63
Spring Wheat Index Future	June 2016	43	72
Sugar #11 (World Markets) Future	May 2016	48	13
Wheat Future	July 2016	46	(8)
			$473

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/Nicholas Convertible Arbitrage Fund

	Shares/Par †	Value
PREFERRED STOCKS - 10.1%
CONSUMER STAPLES - 1.6%
Post Holdings Inc., 5.25%, 06/01/17 (a)	13	$1,475
Tyson Foods Inc., 4.75%, 07/15/17 (a)	97	5,884
		7,359
ENERGY - 0.7%
Anadarko Petroleum Corp., 7.50%, 06/07/18 (a)	58	1,959
WPX Energy Inc., 6.25%, 07/31/18 (a)	33	1,029
		2,988
FINANCIALS - 2.2%
Crown Castle International Corp., 4.50%, 11/01/16 (a) (b)	96	10,200
HEALTH CARE - 5.6%
Allergan Plc, 5.50%, 03/01/18 (a)	16	16,864
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (a)	9	9,080
		25,944
Total Preferred Stocks (cost $46,115)		46,491

INVESTMENT COMPANIES - 0.5%
iShares Lehman U.S. Treasury Inflation Protected Securities Bond Fund	22	2,404
Total Investment Companies (cost $2,404)		2,404
CORPORATE BONDS AND NOTES - 82.1%
CONSUMER DISCRETIONARY - 11.8%
Ctrip.com International Ltd., 1.99%, 07/01/25 (a) (c)	$4,620	5,177
Jarden Corp., 1.88%, 09/15/18 (a)	3,140	5,709
Liberty Interactive LLC, 0.75%, 03/30/43 (a)	9,185	13,812
Priceline.com Inc., 1.00%, 03/15/18 (a)	4,445	6,320
Restoration Hardware Holdings Inc., 0.00%, 07/15/20 (a) (c) (d)	10,195	9,042
Ryland Group Inc., 1.63%, 05/15/18 (a)	3,505	4,620
Tesla Motors Inc., 1.25%, 03/01/21 (a)	10,615	9,726
		54,406
ENERGY - 5.0%
Cheniere Energy Inc., 4.25%, 03/15/45 (a)	8,240	4,285
Cobalt International Energy Inc., 2.63%, 12/01/19 (a)	6,335	3,551
Hornbeck Offshore Services Inc., 1.50%, 09/01/19 (a)	7,345	4,159
Scorpio Tankers Inc., 2.38%, 07/01/19 (a) (c)	8,065	7,455
Whiting Petroleum Corp., 1.25%, 04/01/20 (a) (c)	5,420	3,686
		23,136
FINANCIALS - 2.8%
Blackstone Mortgage Trust Inc., 5.25%, 12/01/18 (a)	2,400	2,442
Encore Capital Group Inc., 3.00%, 07/01/20 (a)	3,675	3,133
Portfolio Recovery Associates Inc., 3.00%, 08/01/20 (a)	8,760	7,402
		12,977
HEALTH CARE - 17.3%
BioMarin Pharmaceutical Inc., 0.75%, 10/15/18 (a) (b)	7,170	9,205
Brookdale Senior Living Inc., 2.75%, 06/15/18 (a) (b)	3,790	3,773
Hologic Inc., 0.00%, 12/15/43 (a) (e)	4,640	5,904
Horizon Pharma Investment Ltd., 2.50%, 03/15/22 (a) (c)	7,435	7,421
Incyte Corp., 1.25%, 11/15/20 (a)	2,200	4,791
Insulet Corp., 2.00%, 06/15/19 (a)	7,635	7,907
Isis Pharmaceuticals Inc., 1.00%, 11/15/21 (a)	7,005	7,881
Jazz Investments I Ltd., 1.88%, 08/15/21 (a)	7,205	7,538
Medicines Co., 2.50%, 01/15/22 (a) (c)	5,450	6,908
NuVasive Inc., 2.75%, 07/01/17 (a) (b)	9,745	13,296
Spectranetics Corp., 2.63%, 06/01/34 (a)	7,005	5,280
		79,904
INDUSTRIALS - 5.8%
Air Lease Corp., 3.88%, 12/01/18 (a) (b)	5,390	7,331
Dycom Industries Inc., 0.75%, 09/15/21 (a) (c)	5,550	5,453
Echo Global Logistics Inc., 2.50%, 05/01/20 (a)	5,830	5,101
Navistar International Corp., 4.75%, 04/15/19 (a)	11,480	5,482
UTi Worldwide Inc., 4.50%, 03/01/19 (a)	3,465	3,417
		26,784
INFORMATION TECHNOLOGY - 36.4%
CalAmp Corp., 1.63%, 05/15/20 (a) (c)	3,930	3,873
Cardtronics Inc., 1.00%, 12/01/20 (a) (b)	7,445	6,910
Ciena Corp., 3.75%, 10/15/18 (a) (b) (c)	8,335	10,335
Electronics For Imaging Inc., 0.75%, 09/01/19 (a)	7,585	8,078
Envestnet Inc., 1.75%, 12/15/19 (a)	4,925	4,328
FireEye Inc., 1.63%, 06/01/35 (a) (c)	6,310	5,060
HomeAway Inc., 0.13%, 04/01/19 (a)	1,900	1,898
j2 Global Inc., 3.25%, 06/15/29 (a)	6,575	8,617
LinkedIn Corp., 0.50%, 11/01/19 (a)	9,220	9,669
Microchip Technology Inc., 1.63%, 02/15/25 (a) (c)	9,000	8,944
Micron Technology Inc., 3.00%, 11/15/43 (a)	7,790	6,475
NXP Semiconductors NV, 1.00%, 12/01/19 (a)	10,060	11,022
ON Semiconductor Corp., 1.00%, 12/01/20 (a) (c)	8,950	8,335
Palo Alto Networks Inc., 0.00%, 07/01/19 (a) (d)	3,810	6,329
Proofpoint Inc.
1.25%, 12/15/18 (a)	2,935	5,056
0.75%, 06/15/20 (a) (c)	4,660	4,873
PROS Holdings Inc., 2.00%, 12/01/19 (a) (c)	4,770	4,657
Salesforce.com Inc., 0.25%, 04/01/18 (a)	3,615	4,650
SanDisk Corp., 1.50%, 08/15/17 (a)	3,185	4,994
ServiceNow Inc., 0.00%, 11/01/18 (a) (d)	4,510	5,787
Sina Corp., 1.00%, 12/01/18 (a)	8,620	8,329
SunPower Corp., 4.00%, 01/15/23 (a) (c)	5,270	6,317
Synchronoss Technologies Inc., 0.75%, 08/15/19 (a)	8,245	8,286
Twitter Inc., 1.00%, 09/15/21 (a)	13,040	10,897
Verint Systems Inc., 1.50%, 06/01/21 (a)	4,385	4,111
		167,830
MATERIALS - 3.0%
Cemex SAB de CV, 3.72%, 03/15/20 (a)	3,695	2,898
RTI International Metals Inc., 1.63%, 10/15/19 (a)	10,870	11,122
		14,020
Total Corporate Bonds and Notes (cost $399,041)		379,057

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 5.7%
Investment Company - 5.7%
JNL Money Market Fund, 0.19% (f) (g)	26,086	26,086
Total Short Term Investments (cost $26,086)		26,086
Total Investments - 98.4% (cost $473,646)		454,038
Total Securities Sold Short - (37.0%) (proceeds $181,391)		(170,593)
Other Assets and Liabilities, Net - 38.6%		178,008
Total Net Assets - 100.0%		$461,453
SECURITIES SOLD SHORT - 37.0%
COMMON STOCKS - 36.2%
CONSUMER DISCRETIONARY - 5.0%
CalAtlantic Group Inc.	67	$2,537
Charter Communications Inc. - Class A	13	2,307
Ctrip.com International Ltd. - ADR	44	2,021
Jarden Corp.	79	4,535
Priceline Group Inc.	4	4,469
Restoration Hardware Holdings Inc.	39	3,086
Tesla Motors Inc.	18	4,248
		23,203
CONSUMER STAPLES - 1.3%
Post Holdings Inc.	19	1,201
Tyson Foods Inc. - Class A	87	4,622
		5,823
ENERGY - 1.5%
Cheniere Energy Inc.	27	998
Cobalt International Energy Inc.	50	268
Hornbeck Offshore Services Inc.	46	453
Scorpio Tankers Inc.	291	2,336
Western Gas Equity Partners LP	40	1,445
Whiting Petroleum Corp.	62	583
WPX Energy Inc.	105	602
		6,685
FINANCIALS - 1.9%
Blackstone Mortgage Trust Inc. - Class A	17	450
Crown Castle International Corp.	57	4,948
Encore Capital Group Inc.	52	1,521
PRA Group Inc.	57	1,979
		8,898
HEALTH CARE - 11.0%
Allergan Plc	28	8,722
BioMarin Pharmaceutical Inc.	50	5,279
Brookdale Senior Living Inc.	44	805
Hologic Inc.	57	2,192
Horizon Pharma Plc	130	2,811
Incyte Corp.	35	3,805
Insulet Corp.	49	1,860
Ionis Pharmaceuticals Inc.	65	4,027
Jazz Pharmaceuticals Plc	16	2,276
Medicines Co.	114	4,255
NuVasive Inc.	139	7,509
Spectranetics Corp.	89	1,346
Teva Pharmaceutical Industries Ltd. - ADR	86	5,634
		50,521
INDUSTRIALS - 1.8%
Air Lease Corp. - Class A	126	4,224
Dycom Industries Inc.	37	2,555
Echo Global Logistics Inc.	60	1,214
Navistar International Corp.	53	469
		8,462
INFORMATION TECHNOLOGY - 12.9%
CalAmp Corp.	71	1,419
Cardtronics Inc.	57	1,914
Ciena Corp.	227	4,703
Electronics for Imaging Inc.	57	2,687
Envestnet Inc.	27	818
FireEye Inc.	47	970
j2 Global Inc.	47	3,906
Linkedin Corp. - Class A	6	1,409
Microchip Technology Inc.	103	4,797
Micron Technology Inc.	160	2,270
NXP Semiconductors NV	54	4,512
ON Semiconductor Corp.	169	1,660
Palo Alto Networks Inc.	29	5,112
Proofpoint Inc.	66	4,299
PROS Holdings Inc.	77	1,773
Salesforce.com Inc.	42	3,256
SanDisk Corp.	39	2,952
ServiceNow Inc.	40	3,435
Sina Corp.	3	155
SunPower Corp.	97	2,899
Synchronoss Technologies Inc.	62	2,191
Twitter Inc.	42	971
Verint Systems Inc.	34	1,395
		59,503
MATERIALS - 0.8%
Alcoa Inc.	265	2,611
Cemex SAB de CV - ADR	187	1,044
		3,655
Total Common Stocks (proceeds $177,547)		166,750
INVESTMENT COMPANIES - 0.8%
iShares 1-3 Year Treasury Bond ETF	23	1,917
iShares 7-10 Year Treasury Bond Fund	18	1,926
Total Investment Companies (proceeds $3,844)		3,843
Total Securities Sold Short - 37.0% (proceeds $181,391)		$170,593

(a)         Convertible security.

(b)         All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

(c)          The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $97,535 which represented 21.1% of net assets.

(d)         Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)          Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

JNL/PIMCO Credit Income Fund ‡

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.0%
JPMorgan Mortgage Acquisition Trust REMIC, 0.69%, 07/25/36 (b)	$300	$210
Morgan Stanley Home Equity Loan Trust REMIC, 0.52%, 04/25/37 (b)	16	9
Other Securities		4,572
Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,787)		4,791
CORPORATE BONDS AND NOTES - 61.3%
CONSUMER DISCRETIONARY - 4.7%
Time Warner Cable Inc.
5.85%, 05/01/17	100	105
6.75%, 07/01/18	100	109
8.25%, 04/01/19	300	345
Wynn Las Vegas LLC, 4.25%, 05/30/23 (a)	550	471
Wynn Macau Ltd., 5.25%, 10/15/21 (a)	700	616
Other Securities		3,884
		5,530
CONSUMER STAPLES - 0.8%
Other Securities		920
ENERGY - 7.5%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	300	281
CNOOC Finance 2015 Australia Pty Ltd., 2.63%, 05/05/20	400	391
Gaz Capital SA, 6.51%, 03/07/22 (a)	200	201
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	100	108
6.00%, 01/23/21 (a)	200	199
Pioneer Natural Resources Co.
5.88%, 07/15/16	100	102
6.88%, 05/01/18	50	53
3.45%, 01/15/21	400	370
Other Securities		7,203
		8,908
FINANCIALS - 34.1%
American Express Co., 4.90%, (callable at 100 beginning 03/15/20) (f)	300	285
American Express Credit Corp., 0.83%, 07/29/16 (b)	300	300
American Tower Corp.
2.80%, 06/01/20	200	198
3.50%, 01/31/23	300	293
4.00%, 06/01/25	200	197
ARC Properties Operating Partnership LP
2.00%, 02/06/17	300	297
3.00%, 02/06/19	200	192
Banco Santander Brasil SA, 4.63%, 02/13/17 (a)	300	303
Banco Santander SA, 6.25%, (callable at 100 beginning 09/11/21) (f), EUR	400	406
Bank of America Corp.
6.50%, 08/01/16	350	360
0.00%,01/04/17 (g)	500	495
2.65%, 04/01/19	100	100
Bank of America NA
1.25%, 02/14/17	250	250
0.76%, 05/08/17 (b)	250	249
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	401
3.00%, 02/24/25	500	492
Barclays Bank Plc
14.00% (callable at 100 beginning 12/15/19) (f), GBP	200	381
7.63%, 11/21/22	800	911
7.75%, 04/10/23 (b) (h)	300	320
Citigroup Inc., 5.95%, (callable at 100 beginning 05/15/25) (f)	575	553
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.38%, (callable at 100 beginning 07/26/16) (f)	600	617
Credit Agricole SA
1.05%, 06/12/17 (a) (b)	250	249
2.75%, 06/10/20 (a)	300	302
4.38%, 03/17/25 (a)	225	218
Credit Suisse, 3.00%, 10/29/21	300	299
Credit Suisse AG
6.50%, 08/08/23 (a)	200	216
6.50%, 08/08/23 (h)	300	323
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (f)	200	210
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (a)	250	242
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (h)	400	412
FMR LLC, 4.95%, 02/01/33 (c) (d)	700	730
Ford Motor Credit Co. LLC
2.38%, 01/16/18	400	399
8.13%, 01/15/20	150	177
General Electric Capital Corp., 6.37%, 11/15/67 (b)	1,900	1,984
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	217
6.00%, 06/15/20	200	226
5.75%, 01/24/22	100	114
HSBC Bank USA NA, 4.88%, 08/24/20	110	120
HSBC Capital Funding LP, 10.18%, (callable at 100 beginning 06/30/30) (a) (f)	100	150
HSBC Holdings Plc
5.25% (callable at 100 beginning 09/16/22) (f) (h), EUR	900	963
6.80%, 06/01/38	300	373
HSBC USA Inc., 2.35%, 03/05/20	200	198
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	200
6.50%, 02/24/21 (a)	250	284
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (f)	275	274
1.06%, 05/30/17 (b), GBP	50	73
6.30%, 04/23/19	300	336
1.27%, 01/23/20 (b)	100	100
JPMorgan Chase Bank NA
0.83%, 06/13/16 (b)	250	250
5.38%, 09/28/16, GBP	100	152
0.84%, 06/02/17 (b)	250	249
6.00%, 10/01/17	250	267
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (a) (f)	100	142
Lloyds Banking Group Plc, 7.62%, (callable at 100 beginning 06/27/23) (f) (h), GBP	665	1,026
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	300	321
Moody’s Corp.
4.50%, 09/01/22	200	212
4.88%, 02/15/24	290	309
Morgan Stanley
6.25%, 08/28/17	100	107
7.30%, 05/13/19	290	333
5.75%, 01/25/21	100	112

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Rabobank Nederland NV, 6.88%, 03/19/20, EUR	200	258
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (a) (f)	400	463
Royal Bank of Scotland Plc, 9.50%, 03/16/22	100	108
State Street Corp.
5.25% (callable at 100 beginning 09/15/20) (f)	300	300
3.30%, 12/16/24	250	252
Synchrony Financial
1.56%, 02/03/20 (b)	200	197
2.70%, 02/03/20	100	98
4.50%, 07/23/25	200	200
UBS AG
2.38%, 08/14/19	300	300
7.63%, 08/17/22	1,428	1,628
UDR Inc.
4.63%, 01/10/22	371	396
4.00%, 10/01/25	200	202
US Bancorp, 5.12%, (callable at 100 beginning 01/15/21) (f)	600	603
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (f)	300	303
2.55%, 12/07/20	300	299
4.48%, 01/16/24	100	105
3.30%, 09/09/24	100	100
4.65%, 11/04/44	100	97
Wells Fargo Bank NA, 5.95%, 08/26/36	100	120
Weyerhaeuser Co., 7.38%, 10/01/19	300	345
WP Carey Inc., 4.00%, 02/01/25	600	574
Other Securities		13,039
		40,456
HEALTH CARE - 4.6%
Amgen Inc.
2.30%, 06/15/16	150	151
4.10%, 06/15/21	355	374
3.63%, 05/22/24	300	300
Boston Scientific Corp.
2.65%, 10/01/18	100	100
3.38%, 05/15/22	400	395
HCA Inc., 3.75%, 03/15/19	100	101
UnitedHealth Group Inc.
1.45%, 07/17/17	500	500
4.75%, 07/15/45	300	316
Other Securities		3,260
		5,497
INDUSTRIALS - 2.2%
Masco Corp.
6.13%, 10/03/16	150	154
5.85%, 03/15/17	50	52
5.95%, 03/15/22	150	162
6.50%, 08/15/32	100	101
Other Securities		2,138
		2,607
INFORMATION TECHNOLOGY - 2.5%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	300	291
3.60%, 11/28/24	300	286
Baidu Inc.
3.25%, 08/06/18	300	304
3.00%, 06/30/20	200	198
Other Securities		1,956
		3,035
MATERIALS - 0.8%
Weyerhaeuser Co., 7.38%, 03/15/32	300	357
Other Securities		556
		913
TELECOMMUNICATION SERVICES - 2.6%
Verizon Communications Inc.
1.30%, 06/17/19 (b)	100	99
4.50%, 09/15/20	200	215
5.01%, 08/21/54	279	255
4.67%, 03/15/55	729	632
Other Securities		1,912
		3,113
UTILITIES - 1.5%
Other Securities		1,742
Total Corporate Bonds and Notes (cost $75,670)		72,721
VARIABLE RATE SENIOR LOAN INTERESTS - 5.2% (b)
CONSUMER DISCRETIONARY - 1.8%
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20	1,200	1,186
Other Securities		894
		2,080
ENERGY - 1.0%
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	1,232	1,226
FINANCIALS - 0.7%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (j)	600	593
Other Securities		298
		891
HEALTH CARE - 0.9%
HCA Inc. Term Loan B-4, 3.08%, 05/01/18	497	497
Other Securities		547
		1,044
INFORMATION TECHNOLOGY - 0.3%
Other Securities		355
MATERIALS - 0.5%
Other Securities		554
Total Variable Rate Senior Loan Interests (cost $6,226)		6,150
GOVERNMENT AND AGENCY OBLIGATIONS - 32.7%
GOVERNMENT SECURITIES - 32.0%
Municipals - 0.2%
Other Securities		202
Sovereign - 0.8%
Other Securities		915
Treasury Inflation Index Securities - 2.3%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.10%, 09/15/21 (k), EUR	542	656
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 (k) (l)	609	601
0.25%, 01/15/25 (k)	402	383
2.38%, 01/15/25 (k)	1,009	1,146
		2,786
U.S. Treasury Securities - 28.7%
U.S. Treasury Bond
0.00%,11/15/43 (g)	2,500	1,063
2.88%, 08/15/45	6,610	6,407
Principal Only, 0.00%,08/15/43 (g)	1,300	558
Principal Only, 0.00%,02/15/44 (g)	1,300	544
U.S. Treasury Note
1.38%, 08/31/20	1,625	1,599
1.38%, 09/30/20	8,575	8,429
2.13%, 05/15/25 (l)	3,390	3,345

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par/Contracts †	Value
2.00%, 08/15/25	2,160	2,106
2.25%, 11/15/25 (m)	10,015	9,992
		34,043
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
Federal National Mortgage Association - 0.7%
Federal National Mortgage Association
3.00%, 07/01/43	804	806
3.00%, 08/01/43	22	22
		828
Total Government and Agency Obligations (cost $38,620)		38,774
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Other Securities		345
Total Preferred Stocks (cost $337)		345
PURCHASED OPTIONS - 0.1%
Other Securities		108
Total Purchased Options (cost $147)		108
TRUST PREFERREDS - 0.0%
UTILITIES - 0.0%
Other Securities		11
Total Trust Preferreds (cost $10)		11
SHORT TERM INVESTMENTS - 1.0%
Certificates of Deposit - 0.4%
Credit Suisse, 0.70%, 01/28/16 (b)	$200	200
Other Securities		249
		449
Federal National Mortgage Association - 0.3%
Federal National Mortgage Association, 0.23%, 02/03/16 (n)	300	300
Treasury Securities - 0.3%
U.S. Treasury Bill, 0.05%, 01/14/16 (l)	321	321
Total Short Term Investments (cost $1,071)		1,070
Total Investments - 104.6% (cost $126,868)		123,970
Other Assets and Liabilities, Net - (4.6%)		(5,414)
Total Net Assets - 100.0%		$118,556

(a)         The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2015, the aggregate value of these liquid securities was $14,036 which represented 11.8% of net assets.

(b)         Variable rate securities. Rate stated was in effect as of December 31, 2015.

(c)          Security is restricted to resale to institutional investors.  See Restricted Securities in these Schedules of Investments.

(d)         The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.

(e)          The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f)           Perpetual security.

(g)          Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)         Convertible security.

(i)             Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(j)            This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.

(k)         Treasury inflation indexed note, par amount is adjusted for inflation.

(l)             All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

(m)     All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2015, the total cost of investments purchased on a delayed delivery basis was $4,710.

(n)         This security is a direct debt of the agency and not collateralized by mortgages.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Canadian Oil Sands Ltd., 7.75%, 05/15/19	04/13/2012	$56	$54	—%
CoBank ACB, 6.20%, callable at 100 beginning 01/01/25	11/20/2014	300	303	0.3
FMR LLC, 4.95%, 02/01/33	02/09/2015	792	730	0.6
GTP Acquisition Partners I LLC, 3.48%, 06/16/25	05/21/2015	300	295	0.2
LeasePlan Corp. NV, 2.50%, 05/16/18	05/08/2013	199	197	0.2
LeasePlan Corp. NV, 3.00%, 10/23/17	03/24/2014	202	201	0.2
MPLX LP, 4.88%, 12/01/24	12/23/2014	400	359	0.3
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	11/04/2014	200	174	0.1
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20	09/15/2014	327	326	0.3
PNC Preferred Funding Trust, 2.16%, callable at 100 beginning 03/15/17	05/05/2015	185	178	0.2
Piper Jaffray Cos., 3.61%, 05/31/17	06/03/2014	100	100	0.1
		$3,061	$2,917	2.5%

See accompanying Notes to Financial Statements.

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/Notional	Value
Credit Default Swaptions
CDX.NA.IG.25 Call Option, JPM	01/20/2016	0.70		7	$—
CDX.NA.IG.25 Put Option, BCL	03/16/2016	1.25		12	(1)
CDX.NA.IG.25 Put Option, BCL	02/17/2016	1.00		10	(2)
CDX.NA.IG.25 Put Option, BCL	01/20/2016	0.95		16	(2)
CDX.NA.IG.25 Put Option, BNP	01/20/2016	0.95		6	—
CDX.NA.IG.25 Put Option, BOA	01/20/2016	0.95		7	(1)
CDX.NA.IG.25 Put Option, BOA	02/17/2016	1.00		7	(1)
CDX.NA.IG.25 Put Option, CGM	01/20/2016	0.95		3	—
CDX.NA.IG.25 Put Option, JPM	01/20/2016	0.90		7	(1)
CDX.NA.IG.25 Put Option, JPM	01/20/2016	1.10		14	—
CDX.NA.IG.25 Put Option, JPM	02/17/2016	1.05		6	(1)
				95	$(9)
Foreign Currency Options
Japanese Yen versus USD Call Option, GSC	12/20/2016	JPY	7.15	2,500,000	$(37)
Japanese Yen versus USD Call Option, SCB	12/20/2016	JPY	7.15	2,500,000	(37)
				5,000,000	$(74)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 1.63% fixed, MSC	12/08/2016	N/A		8	$(5)
Call Swaption, 3-Month LIBOR versus 1.67% fixed, MSC	12/07/2016	N/A		4	(3)
Put Swaption, 3-Month LIBOR versus 2.90% fixed, DUB	08/13/2018	N/A		13	(20)
Put Swaption, 3-Month LIBOR versus 3.00% fixed, MSC	09/17/2018	N/A		51	(74)
				76	$(102)

Summary of Written Options

	Contracts/ Notional	Premiums
Options outstanding at December 31, 2014	1,200,363	$282
Options written during the year	5,000,615	631
Options closed during the year	(700,521)	(607)
Options expired during the year	(500,286)	(68)
Options outstanding at December 31, 2015	5,000,171	$238

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	June 2016	(32)	$9
90-Day Eurodollar Future	September 2016	(53)	13
90-Day Eurodollar Future	March 2017	(73)	(36)
Euro-Bund Future	March 2016	1	(3)
U.S. Treasury Note Future, 5-Year	March 2016	27	(20)
			$(37)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	01/05/2016	DUB	BRL	1,712	$432	$(4)
BRL/USD	01/05/2016	MSC	BRL	890	225	(3)
CNY/USD	01/29/2016	JPM	CNY	654	101	1
EUR/USD	01/05/2016	UBS	EUR	5,440	5,912	(30)
INR/USD	01/21/2016	CGM	INR	34,087	514	1
JPY/USD	01/05/2016	JPM	JPY	52,600	438	8

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
JPY/USD	01/05/2016	GSC	JPY	78,900	$656	$8
JPY/USD	01/05/2016	MSC	JPY	33,161	276	2
JPY/USD	02/12/2016	JPM	JPY	31,100	259	6
USD/AUD	02/11/2016	MSC	AUD	(1,196)	(870)	(15)
USD/BRL	01/05/2016	MSC	BRL	(890)	(225)	29
USD/BRL	01/05/2016	DUB	BRL	(1,712)	(433)	13
USD/BRL	02/02/2016	DUB	BRL	(1,712)	(428)	4
USD/CNY	01/29/2016	UBS	CNY	(13,151)	(2,022)	32
USD/EUR	01/05/2016	BOA	EUR	(4,774)	(5,188)	(98)
USD/EUR	01/05/2016	CIT	EUR	(666)	(724)	1
USD/EUR	02/02/2016	UBS	EUR	(5,440)	(5,916)	30
USD/GBP	02/11/2016	JPM	GBP	(1,037)	(1,529)	45
USD/GBP	02/11/2016	CIT	GBP	(232)	(342)	11
USD/INR	01/21/2016	UBS	INR	(34,162)	(515)	(1)
USD/JPY	01/05/2016	GSC	JPY	(164,661)	(1,370)	(22)
USD/JPY	02/02/2016	MSC	JPY	(33,161)	(276)	(2)
USD/KRW	01/21/2016	JPM	KRW	(737,983)	(629)	(2)
USD/MXN	03/14/2016	GSC	MXN	(1,325)	(77)	1
USD/MYR	01/19/2016	GSC	MYR	(2,627)	(611)	(12)
USD/SGD	02/26/2016	SCB	SGD	(877)	(617)	6
USD/TWD	02/26/2016	JPM	TWD	(20,159)	(614)	4
					$(13,573)	$13

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums (Received)	Unrealized Depreciation
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	13.73%	01/02/2018	BRL	3,700	$1	$(38)
CSI	Brazil Interbank Deposit Rate	Paying	14.72%	01/02/2018	BRL	1,200	—	(7)
DUB	Brazil Interbank Deposit Rate	Paying	14.72%	01/02/2018	BRL	8,700	(18)	(32)
GSB	Brazil Interbank Deposit Rate	Paying	14.72%	01/02/2018	BRL	9,600	(2)	(52)
BNP	Harmonised Index of Consumer Prices	Receiving	1.00%	12/08/2020	EUR	100	—	(1)
DUB	Harmonised Index of Consumer Prices	Receiving	0.98%	12/15/2020	EUR	400	—	(2)
GSB	Harmonised Index of Consumer Prices	Receiving	1.01%	12/15/2020	EUR	200	—	(1)
GSB	Harmonised Index of Consumer Prices	Receiving	0.99%	12/15/2020	EUR	400	—	(2)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016		100	—	(2)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016		100	—	(2)
							$(19)	$(139)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Paying	2.00%	12/16/2020		1,200	$19
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	0.50%	09/17/2021	JPY	16,000	—
N/A	6-Month British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	66,700	(35)
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	1.00%	09/20/2024	JPY	140,000	(31)
N/A	6-Month Euribor	Receiving	0.35%	09/10/2017	EUR	1,600	(12)
N/A	6-Month Euribor	Receiving	1.50%	03/16/2046	EUR	500	107
N/A	6-Month GBP LIBOR	Receiving	2.00%	03/16/2026	GBP	700	(7)
N/A	6-Month GBP LIBOR	Receiving	2.25%	03/16/2046	GBP	200	(2)
N/A	6-Month GBP LIBOR	Receiving	2.15%	03/16/2046	GBP	200	1
N/A	6-Month GBP LIBOR	Receiving	2.18%	03/16/2046	GBP	200	(1)
N/A	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	14,100	(4)
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	1,600	1
N/A	Mexican Interbank Rate	Paying	5.81%	09/29/2021	MXN	1,300	(3)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	Mexican Interbank Rate	Paying	5.75%	09/30/2021	MXN	1,600	$(4)
N/A	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	13,000	(2)
N/A	Mexican Interbank Rate	Paying	6.19%	01/03/2035	MXN	4,000	(27)
							$—

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
GSC	Darden Restaurants Inc., 6.20%, 10/15/2017	N/A	1.00%	06/20/2020	$200	$(2)	$—	$(2)
Credit default swap agreements - sell protection (3)
MSC	Chesapeake Energy Corp., 6.63%, 08/15/2020	43.84%	5.00%	06/20/2020	$(100)	$(69)	$4	$(73)
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057	(300)	(14)	(15)	1
GSI	Community Health Systems Inc., 8.00%, 11/15/2019	5.87%	5.00%	03/20/2021	(100)	(4)	7	(11)
CIT	D.R. Horton Inc., 3.63%, 02/15/2018	1.51%	1.00%	03/20/2021	(100)	(3)	(7)	4
JPM	Enbridge Inc., 4.90%, 03/01/2015	3.95%	1.00%	12/20/2019	(50)	(5)	—	(5)
CSI	Encana Corp., 4.75%, 10/15/2013	2.59%	1.00%	03/20/2018	(100)	(3)	(1)	(2)
CSI	Federative Republic of Brazil, 4.25%, 01/07/2025	4.82%	1.00%	09/20/2020	(200)	(31)	(14)	(17)
MSS	Federative Republic of Brazil, 12.25%, 03/06/2030	4.14%	1.00%	12/20/2018	(100)	(9)	(4)	(5)
JPM	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	11.93%	1.00%	06/20/2019	(100)	(28)	(3)	(25)
MSC	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	11.93%	1.00%	06/20/2019	(100)	(28)	(2)	(26)
MSC	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	12.72%	1.00%	09/20/2020	(50)	(18)	(5)	(13)
BOA	Gazprom OAO, 2.85%, 10/25/2019	3.73%	1.00%	06/20/2020	(100)	(10)	(16)	6
JPM	Gazprom OAO, 2.85%, 10/25/2019	3.73%	1.00%	06/20/2020	(50)	(5)	(8)	3
JPM	Goldman Sachs Group Inc., 5.95%, 01/18/2018	0.85%	1.00%	12/20/2020	(800)	6	3	3
JPM	Host Hotels & Resorts LP, 4.75%, 03/01/2023	1.59%	1.00%	12/20/2020	(300)	(9)	(9)	—
JPM	HSBC Bank Plc, 6.00%, 12/14/2029	2.50%	1.00%	12/20/2019	(218)	(13)	(4)	(9)
BBP	Italian Republic, 6.88%, 09/27/2023	0.91%	1.00%	06/20/2020	(1,200)	4	(2)	6
BNP	Italian Republic, 6.88%, 09/27/2023	0.69%	1.00%	06/20/2019	(500)	6	4	2
BOA	Italian Republic, 6.88%, 09/27/2023	0.66%	1.00%	03/20/2019	(400)	4	(7)	11
BOA	Italian Republic, 6.88%, 09/27/2023	0.91%	1.00%	06/20/2020	(400)	1	(1)	2
DUB	Italian Republic, 6.88%, 09/27/2023	0.69%	1.00%	06/20/2019	(300)	3	(2)	5
DUB	Italian Republic, 6.88%, 09/27/2023	0.69%	1.00%	06/20/2019	(400)	4	3	1
GSI	Italian Republic, 6.88%, 09/27/2023	0.91%	1.00%	06/20/2020	(300)	1	(2)	3
MSC	Italian Republic, 6.88%, 09/27/2023	0.69%	1.00%	06/20/2019	(200)	2	1	1
MSC	MCDX.NA.24	N/A	1.00%	06/20/2025	(150)	(4)	(5)	1
BCL	People’s Republic of China, 7.50%, 10/28/2027	1.05%	1.00%	09/20/2020	(50)	—	—	—
CGM	People’s Republic of China, 7.50%, 10/28/2027	1.05%	1.00%	09/20/2020	(100)	—	—	—
GSC	People’s Republic of China, 7.50%, 10/28/2027	1.05%	1.00%	09/20/2020	(100)	—	—	—
JPM	People’s Republic of China, 7.50%, 10/28/2027	1.05%	1.00%	09/20/2020	(300)	—	—	—
BNP	Petrobras International Finance Co., 6.25%, 01/25/2016	9.92%	1.00%	06/20/2019	(100)	(25)	(8)	(17)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	9.94%	1.00%	09/20/2019	(400)	(104)	(21)	(83)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	9.96%	1.00%	12/20/2019	(400)	(111)	(45)	(66)
BCL	Petroleos Mexicanos, 6.63%, 06/15/2035	3.13%	1.00%	09/20/2020	(900)	(81)	(46)	(35)
GSC	Petroleos Mexicanos, 6.63%, 06/15/2035	3.13%	1.00%	09/20/2020	(250)	(23)	(13)	(10)
GSI	Republic of Colombia, 10.38%, 01/28/2033	0.85%	1.00%	03/20/2016	(100)	—	1	(1)
BCL	Russian Federation, 7.50%, 03/31/2030	3.00%	1.00%	09/20/2020	(250)	(21)	(34)	13
BCL	Sprint Communications, 8.38%, 08/15/2017	10.61%	5.00%	09/20/2020	(200)	(36)	(1)	(35)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
CSI	Telecom Italia SpA, 5.38%, 01/29/2019	1.23%	1.00%	06/20/2019	$(54)	$—	$(4)	$4
CSI	Telefonica Emisiones SAU, 4.38%, 02/02/2016	1.30%	1.00%	06/20/2021	(109)	(2)	(6)	4
DUB	Tenet Healthcare Corp., 6.88%, 11/15/2031	3.75%	5.00%	03/20/2019	(100)	4	8	(4)
BBP	United Mexican States, 5.95%, 03/19/2019	1.20%	1.00%	12/20/2018	(250)	(1)	—	(1)
BOA	United Mexican States, 5.95%, 03/19/2019	1.20%	1.00%	12/20/2018	(200)	(1)	—	(1)
BOA	United Mexican States, 5.95%, 03/19/2019	1.27%	1.00%	03/20/2019	(100)	(1)	1	(2)
CGM	United Mexican States, 5.95%, 03/19/2019	1.64%	1.00%	09/20/2020	(400)	(11)	(7)	(4)
CSI	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	09/20/2017	(100)	—	(1)	1
CSI	United Mexican States, 5.95%, 03/19/2019	1.20%	1.00%	12/20/2018	(50)	—	—	—
GSC	United Mexican States, 5.95%, 03/19/2019	1.64%	1.00%	09/20/2020	(100)	(3)	(2)	(1)
GSI	United Mexican States, 5.95%, 03/19/2019	0.87%	1.00%	06/20/2017	(100)	—	(3)	3
GSI	United Mexican States, 5.95%, 03/19/2019	1.20%	1.00%	12/20/2018	(150)	(1)	—	(1)
GSI	United Mexican States, 5.95%, 03/19/2019	1.27%	1.00%	03/20/2019	(100)	(1)	1	(2)
JPM	United Mexican States, 5.95%, 03/19/2019	1.64%	1.00%	09/20/2020	(800)	(22)	(14)	(8)
MSS	United Mexican States, 5.95%, 03/19/2019	1.27%	1.00%	03/20/2019	(400)	(3)	3	(6)
BCL	Volkswagen International Finance NV 5.38%, 05/22/2018	1.31%	1.00%	12/20/2017	(326)	(2)	(6)	4
BNP	Volkswagen International Finance NV 5.38%, 05/22/2018	1.31%	1.00%	12/20/2017	(326)	(2)	(6)	4
					$(13,433)	$(669)	$(288)	$(381)

Counterparty	Reference Obligation	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized Depreciation
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
N/A	CDX.NA.IG.25	1.00%	12/20/2020	$(54,300)	$297	$(186)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

JNL/PPM America Long Short Credit Fund ‡

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.7%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (a)	$1,658	$1,691
Citigroup Commercial Mortgage Trust REMIC, 1.08%, 06/15/21 (b) (c) (d)	4,000	3,958
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.57%, 05/15/36 (a) (b)	152	152
Morgan Stanley Capital I Trust REMIC, 4.98%, 06/12/47 (b)	36	36
Other Securities		2,378
Total Non-U.S. Government Agency Asset- Backed Securities (cost $8,286)		8,215
CORPORATE BONDS AND NOTES - 68.2%
CONSUMER DISCRETIONARY - 9.2%
Beazer Homes USA Inc., 7.50%, 09/15/21	1,856	1,703
CCO Safari II LLC
6.38%, 10/23/35 (a)	964	973
6.83%, 10/23/55 (a)	1,200	1,181
Delphi Corp., 5.00%, 02/15/23	1,650	1,746
General Motors Co.
3.50%, 10/02/18	1,500	1,515
5.00%, 04/01/35	1,000	932
6.25%, 10/02/43	664	701
Schaeffler Finance BV
3.25%, 05/15/19 (a), EUR	556	611
3.50%, 05/15/22 (a), EUR	358	397
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (a), EUR	469	546
Staples Inc., 2.75%, 01/12/18 (f)	3,000	2,981
Other Securities		14,215
		27,501
CONSUMER STAPLES - 3.0%
HJ Heinz Co.
3.95%, 07/15/25 (a)	789	797
5.00%, 07/15/35 (a)	439	450
5.20%, 07/15/45 (a)	627	655
Reynolds American Inc.
3.25%, 11/01/22	650	643
4.45%, 06/12/25	913	955
5.70%, 08/15/35	342	375
Other Securities		5,254
		9,129
ENERGY - 8.4%
CITGO Holding Inc., 10.75%, 02/15/20 (a)	735	713
DCP Midstream LLC, 5.85%, 05/21/43 (a) (b)	2,326	1,779
Energy Transfer Partners LP
4.75%, 01/15/26	670	577
4.90%, 03/15/35	375	273
5.15%, 03/15/45	367	259
6.13%, 12/15/45	750	610
Regency Energy Partners LP
5.88%, 03/01/22	1,846	1,740
5.00%, 10/01/22	567	502
Other Securities		18,902
		25,355
FINANCIALS - 22.4%
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (h)	473	474
6.50% (callable at 100 beginning 10/23/24) (h)	561	591
4.20%, 08/26/24	2,159	2,162
3.95%, 04/21/25	1,065	1,037
Barclays Bank Plc
7.75%, 04/10/23 (b) (i)	1,000	1,068
3.75%, 05/15/24	1,300	1,326
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (h), EUR	1,100	1,296
8.25% (callable at 100 beginning 12/15/18) (h) (i)	900	958
Cemex Finance LLC
9.38%, 10/12/22 (a)	1,050	1,105
6.00%, 04/01/24 (a)	447	383
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (h)	1,100	1,081
6.13% (callable at 100 beginning 11/15/20) (h)	1,600	1,632
Credit Suisse AG, 6.50%, 08/08/23 (a)	2,281	2,458
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (h)	1,759	1,847
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	2,221	2,319
Goldman Sachs Group Inc.
5.38% (callable at 100 beginning 05/10/20) (h)	1,675	1,665
4.00%, 03/03/24	861	884
4.25%, 10/21/25	685	680
5.15%, 05/22/45	1,522	1,477
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (h) (i)	699	700
6.37% (callable at 100 beginning 03/30/25) (h)	1,319	1,317
5.25%, 03/14/44	350	363
International Lease Finance Corp.
2.46%, 06/15/16 (b)	1,350	1,347
6.25%, 05/15/19	1,800	1,928
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (a)	2,475	2,436
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (h)	1,750	1,743
7.90% (callable at 100 beginning 04/30/18) (h)	863	879
Morgan Stanley
1.06%, 07/23/19 (b)	1,550	1,536
5.63%, 09/23/19	900	994
4.10%, 05/22/23	1,399	1,414
3.88%, 04/29/24	425	433
4.35%, 09/08/26	188	189
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (b)	2,000	1,973
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (h) (i)	1,042	1,085
8.00% (callable at 100 beginning 08/10/25) (h) (i)	633	669
6.13%, 12/15/22	255	278
6.10%, 06/10/23	1,022	1,099
5.13%, 05/28/24	1,107	1,122
Wells Fargo & Co.
5.87% (callable at 100 beginning 06/15/25) (h)	1,006	1,059
4.48%, 01/16/24	461	485
4.10%, 06/03/26	300	303
4.30%, 07/22/27	959	980

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
4.90%, 11/17/45	473	477
Other Securities		18,255
		67,507
HEALTH CARE - 5.6%
AbbVie Inc.
2.90%, 11/06/22	250	242
3.60%, 05/14/25	1,410	1,392
4.70%, 05/14/45	472	462
HCA Inc.
3.75%, 03/15/19	918	925
4.25%, 10/15/19	2,053	2,094
Tenet Healthcare Corp.
5.00%, 03/01/19	750	692
4.01%, 06/15/20 (a) (b)	543	529
8.13%, 04/01/22	786	784
6.75%, 06/15/23	169	157
Other Securities		9,644
		16,921
INDUSTRIALS - 4.7%
Bombardier Inc.
5.50%, 09/15/18 (a)	276	253
4.75%, 04/15/19 (a)	1,571	1,292
6.00%, 10/15/22 (a)	640	449
6.13%, 01/15/23 (a)	1,241	856
7.50%, 03/15/25 (a)	943	660
General Electric Co.
4.00% (callable at 100 beginning 06/15/22) (h)	4,073	4,073
4.10% (callable at 100 beginning 12/15/22) (h)	977	975
Lockheed Martin Corp.
3.10%, 01/15/23	1,100	1,099
4.50%, 05/15/36	567	574
4.70%, 05/15/46	482	496
Other Securities		3,278
		14,005
INFORMATION TECHNOLOGY - 3.0%
ViaSat Inc., 6.88%, 06/15/20	1,932	2,004
Visa Inc.
2.80%, 12/14/22	1,100	1,102
3.15%, 12/14/25	700	702
4.15%, 12/14/35	570	575
4.30%, 12/14/45	844	855
Other Securities		3,893
		9,131
MATERIALS - 4.9%
Ardagh Packaging Finance Plc, 3.51%, 12/15/19 (a) (b)	3,000	2,933
Cemex SAB de CV
6.50%, 12/10/19 (a)	574	554
7.25%, 01/15/21 (a)	594	572
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	160	146
6.88%, 04/01/22 (a)	1,200	738
Teck Resources Ltd., 2.50%, 02/01/18	3,650	2,774
Other Securities		6,860
		14,577
TELECOMMUNICATION SERVICES - 2.7%
Verizon Communications Inc.
6.40%, 09/15/33	58	66
4.27%, 01/15/36	999	902
6.55%, 09/15/43	19	23
4.86%, 08/21/46	814	770
5.01%, 08/21/54	818	749
4.67%, 03/15/55	1,102	956
Other Securities		4,664
		8,130
UTILITIES - 4.3%
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (a) (h)	2,700	2,538
Other Securities		10,374
		12,912
Total Corporate Bonds and Notes (cost $228,006)		205,168
VARIABLE RATE SENIOR LOAN INTERESTS - 19.7% (b)
CONSUMER DISCRETIONARY - 7.5%
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	1,746	1,731
Schaeffler AG Term Loan, 4.25%, 05/15/20	186	186
Univision Communications Inc. Term Loan, 4.00%, 03/01/20	2,097	2,048
Other Securities		18,751
		22,716
CONSUMER STAPLES - 1.2%
Other Securities		3,593
ENERGY - 2.3%
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	693	687
CITGO Petroleum Corp. Term Loan B, 4.50%, 07/23/21	1,462	1,409
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	1,658	1,650
Other Securities		3,113
		6,859
FINANCIALS - 1.4%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (k)	2,500	2,470
Other Securities		1,802
		4,272
HEALTH CARE - 1.5%
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	1,987	1,976
Other Securities		2,442
		4,418
INDUSTRIALS - 1.8%
Delta Airlines Inc. Term Loan B-1, 3.25%, 10/18/18	1,851	1,842
Other Securities		3,535
		5,377
INFORMATION TECHNOLOGY - 0.7%
Other Securities		2,123
MATERIALS - 1.8%
FMG Resources (August 2006) Pty Ltd. Term Loan B, 4.25%, 06/30/19	1,463	1,081
Other Securities		4,413
		5,494
TELECOMMUNICATION SERVICES - 1.3%
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	1,750	1,745
Other Securities		2,178
		3,923

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
UTILITIES - 0.2%
Other Securities		559
Total Variable Rate Senior Loan Interests (cost $64,538)		59,334
PREFERRED STOCKS - 1.0%
ENERGY - 0.1%
Other Securities		394
FINANCIALS - 0.9%
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (h)	6	155
U.S. Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (h)	88	2,360
		2,515
Total Preferred Stocks (cost $3,086)		2,909
INVESTMENT COMPANIES - 0.1%
Other Securities		331
Total Investment Companies (cost $505)		331
SHORT TERM INVESTMENTS - 6.7%
Investment Company - 6.7%
JNL Money Market Fund, 0.19% (l) (m)	20,166	20,166
Total Short Term Investments (cost $20,166)		20,166
Total Investments - 98.4% (cost $324,587)		296,123
Other Assets and Liabilities, Net - 1.6%		4,965
Total Net Assets - 100.0%		$301,088

(a)         The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act, to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2015, the aggregate value of these liquid securities was $69,553 which represented 23.1% of net assets.

(b)         Variable rate securities. Rate stated was in effect as of December 31, 2015.

(c)          Security is restricted to resale to institutional investors.  See Restricted Securities in these Schedules of Investments.

(d)         The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.

(e)          Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.

(f)           The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)          Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(h)         Perpetual security.

(i)             Convertible security.

(j)            Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(k)         This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.

(l)             Investment in affiliate.

(m)     Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

Investments by Country*	Percentage of Total Investments
Australia	0.4%
Brazil	0.8
Canada	2.6
Chile	0.4
France	1.9
Germany	0.7
Ireland	0.1
Italy	1.4
Japan	0.4
Luxembourg	3.3
Mexico	0.4
Netherlands	0.6
Norway	0.1
Puerto Rico	0.3
Spain	0.3
Sweden	0.4
Switzerland	1.6
United Kingdom	6.0
United States	78.3
Total Long-Term Investments	100.0%

*                 The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18	04/01/2015	$432	$315	0.1%
Citigroup Commercial Mortgage Trust REMIC, 1.08%, 06/15/21	06/05/2014	4,000	3,958	1.3
Enel SpA, 8.75%, 09/24/73	09/18/2013	1,365	1,567	0.5
Exelon Corp., 3.95%, 06/15/25	12/07/2015	617	618	0.2
Halcon Resources Corp., 12.00%, 02/15/22	12/29/2014	1,182	294	0.1
Ithaca Energy Inc., 8.13%, 07/01/19	06/30/2015	579	428	0.2
		$8,175	$7,180	2.4%

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Open Futures Contracts

	Expiration	Contracts Short	Unrealized Appreciation / (Depreciation)
Euro FX Currency Future	March 2016	(43)	$91
U.S. Treasury Long Bond Future	March 2016	(112)	(10)
U.S. Treasury Note Future, 10-Year	March 2016	(563)	249
U.S. Treasury Note Future, 2-Year	March 2016	(22)	8
U.S. Treasury Note Future, 5-Year	March 2016	(296)	98
Ultra Long Term U.S. Treasury Bond Future	March 2016	(146)	(114)
			$322

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
JPM	Capital One Bank USA Corp., 2.25%, 02/13/2019	N/A	1.00%	12/20/2020	$3,500	$(115)	$(110)	$(5)
CGM	Carnival Corp., 6.65%, 01/15/2028	N/A	1.00%	12/20/2020	4,000	(100)	(91)	(9)
JPM	Cooper Tire & Rubber Co., 7.63%, 03/15/2027	N/A	5.00%	12/20/2020	4,000	(638)	(532)	(106)
JPM	Dominion Resources Inc., 6.40%, 06/15/2018	N/A	1.00%	12/20/2020	4,000	(133)	(84)	(49)
CGM	Marriott International Inc., 3.00%, 03/01/2019	N/A	1.00%	12/20/2020	4,000	(102)	(87)	(15)
CGM	Nucor Corp., 5.75%, 12/01/2017	N/A	1.00%	12/20/2020	4,000	95	—	95
JPM	Quest Diagnostics Inc., 6.95%, 07/01/2037	N/A	1.00%	12/20/2020	4,000	(61)	(59)	(2)
CSI	Staples Inc., 2.75%, 01/12/2018	N/A	1.00%	03/20/2018	3,000	(26)	(7)	(19)
CGM	Teck Resources Ltd., 3.15%, 01/15/2017	N/A	1.00%	03/20/2018	3,500	840	126	714
JPM	Viacom Inc., 6.88%, 04/30/2036	N/A	1.00%	12/20/2020	4,000	133	134	(1)
					$38,000	$(107)	$(710)	$603
Credit default swap agreements - sell protection (3)
JPM	Citigroup Inc., 6.13%, 05/15/2018	0.82%	1.00%	12/20/2020	$(3,500)	$31	$17	$14
JPM	Goodyear Tire & Rubber Co., 7.00%, 03/15/2028	1.61%	5.00%	12/20/2020	(4,000)	639	534	105
CGM	Host Hotels & Resorts LP, 4.75%, 03/01/2023	1.59%	1.00%	12/20/2020	(4,000)	(110)	(68)	(42)
CGM	Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022	1.57%	5.00%	12/20/2020	(4,000)	646	685	(39)
					$(15,500)	$1,206	$1,168	$38

(1)Notional amount is stated in USD.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/T. Rowe Price Capital Appreciation Fund ‡

	Shares/Par †	Value
COMMON STOCKS - 58.5%
CONSUMER DISCRETIONARY - 5.9%
AutoZone Inc. (a)	18	$13,206
Comcast Corp. - Class A	127	7,155
Johnson Controls Inc.	258	10,200
Lowe’s Cos. Inc.	57	4,342
Other Securities		3,923
		38,826
CONSUMER STAPLES - 3.6%
Altria Group Inc.	68	3,946
CVS Health Corp.	44	4,312
Philip Morris International Inc.	91	8,026
Other Securities		6,950
		23,234
ENERGY - 1.0%
Canadian Natural Resources Ltd. (b)	289	6,315
FINANCIALS - 11.6%
American Express Co.	56	3,874
American Tower Corp.	162	15,677
Bank of New York Mellon Corp.	304	12,514
BlackRock Inc.	10	3,541
Marsh & McLennan Cos. Inc.	514	28,501
Willis Group Holdings Plc	156	7,592
Other Securities		3,613
		75,312
HEALTH CARE - 13.0%
Abbott Laboratories	191	8,596
Aetna Inc.	88	9,493
Becton Dickinson & Co.	94	14,488
PerkinElmer Inc.	135	7,253
Pfizer Inc.	157	5,062
Thermo Fisher Scientific Inc.	135	19,164
UnitedHealth Group Inc.	53	6,200
Zoetis Inc. - Class A	159	7,595
Other Securities		6,740
		84,591
INDUSTRIALS - 11.1%
AMETEK Inc.	91	4,855
Boeing Co.	25	3,658
Danaher Corp.	281	26,058
IDEX Corp.	57	4,382
Iron Mountain Inc.	195	5,280
Pentair Plc	118	5,859
Roper Industries Inc.	33	6,301
Tyco International Plc	323	10,310
Other Securities		5,362
		72,065
INFORMATION TECHNOLOGY - 9.1%
Alphabet Inc. - Class A (a)	2	1,867
Alphabet Inc. - Class C (a)	8	6,378
Apple Inc.	86	9,031
Fiserv Inc. (a)	139	12,686
Microsoft Corp.	236	13,071
NetScout Systems Inc. (a)	164	5,026
Visa Inc. - Class A	52	4,025
Other Securities		7,193
		59,277
TELECOMMUNICATION SERVICES - 0.5%
SBA Communications Corp. (a)	30	3,121
UTILITIES - 2.7%
PG&E Corp.	261	13,883
Xcel Energy Inc.	98	3,530
Other Securities		478
		17,891
Total Common Stocks (cost $374,458)		380,632
PREFERRED STOCKS - 1.5%
FINANCIALS - 0.7%
American Tower Corp., 5.50%, 02/15/18 (b)	35	3,516
Other Securities		744
		4,260
HEALTH CARE - 0.7%
Allergan Plc, 5.50%, 03/01/18 (d)	5	4,877
TELECOMMUNICATION SERVICES - 0.1%
Other Securities		883
Total Preferred Stocks (cost $9,882)		10,020
TRUST PREFERREDS - 0.4%
UTILITIES - 0.4%
Other Securities		2,499
Total Trust Preferreds (cost $2,358)		2,499
INVESTMENT COMPANIES - 0.2%
T. Rowe Price Institutional Floating Rate Fund (e)	106	1,032
Total Investment Companies (cost $1,086)		1,032
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Other Securities		306
Total Non-U.S. Government Agency Asset-Backed Securities (cost $311)		306
CORPORATE BONDS AND NOTES - 16.8%
CONSUMER DISCRETIONARY - 2.3%
AutoZone Inc., 2.50%, 04/15/21	590	576
Other Securities		14,615
		15,191
CONSUMER STAPLES - 0.4%
Other Securities		2,890
ENERGY - 3.5%
Canadian Natural Resources Ltd., 1.75%, 01/15/18	50	49
Concho Resources Inc.
7.00%, 01/15/21 (b)	2,275	2,241
6.50%, 01/15/22	775	744
5.50%, 10/01/22 (b)	325	296
5.50%, 04/01/23	1,575	1,457
Range Resources Corp.
5.75%, 06/01/21 (b)	2,000	1,580
5.00%, 08/15/22 (b)	2,675	2,000
5.00%, 03/15/23 (b)	3,319	2,473
4.88%, 05/15/25 (b) (f)	875	665
Targa Resources Partners LP
5.00%, 01/15/18 (f)	1,500	1,387
4.13%, 11/15/19	75	62
6.88%, 02/01/21	1,300	1,176
5.25%, 05/01/23 (b)	775	628
4.25%, 11/15/23	500	385

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Other Securities		7,646
		22,789
FINANCIALS - 3.1%
Bank of New York Mellon Corp., 4.95%, (callable at 100 beginning 06/20/20) (c)	1,425	1,396
Ford Motor Credit Co. LLC
1.59%, 05/09/16 (g)	550	551
4.25%, 02/03/17	200	204
1.46%, 03/27/17 (b)	2,245	2,224
6.63%, 08/15/17	200	213
0.98%, 09/08/17 (g)	1,100	1,085
1.02%, 12/06/17 (b) (g)	1,625	1,604
1.72%, 12/06/17	250	246
2.15%, 01/09/18	450	448
5.00%, 05/15/18	550	576
2.38%, 03/12/19 (b)	900	887
2.60%, 11/04/19	1,575	1,547
Iron Mountain Inc., 6.00%, 10/01/20 (f)	325	343
Marsh & McLennan Cos. Inc., 2.35%, 03/06/20	140	139
Other Securities		9,049
		20,512
HEALTH CARE - 2.3%
Becton Dickinson and Co.
1.80%, 12/15/17	840	839
2.68%, 12/15/19	980	986
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	3,575	3,682
5.13%, 07/15/24	600	600
HCA Inc.
8.00%, 10/01/18	825	923
6.50%, 02/15/20	1,325	1,444
UnitedHealth Group Inc., 1.40%, 12/15/17 (b)	65	65
Other Securities		6,153
		14,692
INDUSTRIALS - 0.1%
Other Securities		409
INFORMATION TECHNOLOGY - 1.5%
Fiserv Inc., 2.70%, 06/01/20 (b)	725	719
NXP BV
3.50%, 09/15/16 (f)	300	300
3.75%, 06/01/18 (f)	3,025	3,040
5.75%, 02/15/21 (b) (f)	2,000	2,080
Visa Inc., 1.20%, 12/14/17 (b)	2,290	2,288
Other Securities		1,076
		9,503
MATERIALS - 0.0%
Other Securities		149
TELECOMMUNICATION SERVICES - 3.4%
SBA Communications Corp.
5.63%, 10/01/19	1,100	1,147
4.88%, 07/15/22 (b)	420	414
UPCB Finance V Ltd., 7.25%, 11/15/21 (f)	3,083	3,275
UPCB Finance VI Ltd., 6.88%, 01/15/22 (b) (f)	4,365	4,616
Other Securities		12,462
		21,914
UTILITIES - 0.2%
Other Securities		1,195
Total Corporate Bonds and Notes (cost $112,505)		109,244
GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%
GOVERNMENT SECURITIES - 0.1%
Sovereign - 0.1%
Other Securities		690
Total Government and Agency Obligations (cost $690)		690
VARIABLE RATE SENIOR LOAN INTERESTS - 3.8% (g)
CONSUMER DISCRETIONARY - 0.7%
Other Securities		4,699
CONSUMER STAPLES - 0.6%
Other Securities		3,667
HEALTH CARE - 1.0%
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	2,092	2,081
HCA Inc. Term Loan B-5, 2.98%, 03/31/17	4,201	4,193
		6,274
INFORMATION TECHNOLOGY - 0.5%
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	850	845
Other Securities		2,807
		3,652
TELECOMMUNICATION SERVICES - 1.0%
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	5,825	5,496
Other Securities		976
		6,472
UTILITIES - 0.0%
Other Securities		28
Total Variable Rate Senior Loan Interests (cost $25,159)		24,792
SHORT TERM INVESTMENTS - 21.9%
Investment Companies - 19.0%
JNL Money Market Fund, 0.19% (e) (h)	5,115	5,115
T. Rowe Price Reserves Investment Fund, 0.22% (e) (h)	118,716	118,716
		123,831
Securities Lending Collateral - 2.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	18,908	18,908
Total Short Term Investments (cost $142,739)		142,739
Total Investments - 103.2% (cost $669,188)		671,954
Other Assets and Liabilities, Net - (3.2%)		(20,995)
Total Net Assets - 100.0%		$650,959

(a)         Non-income producing security.

(b)         All or a portion of the security was on loan.

(c)          Perpetual security.

(d)         Convertible security.

(e)          Investment in affiliate.

(f)           The Sub-Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended (“1933 Act”), to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $30,408 which represented 4.7% of net assets.

(g)          Variable rate securities. Rate stated was in effect as of December 31, 2015.

(h)         Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Altria Group Inc., CGM	01/15/2016	55.00	118	$(42)
American Tower Corp., CGM	01/15/2016	115.00	10	—
American Tower Corp., CGM	01/15/2016	110.00	4	—
American Tower Corp., CIT	01/15/2016	105.00	5	—
American Tower Corp., CIT	01/15/2016	110.00	4	—
Anthem Inc., CGM	01/15/2016	155.00	1	—
Anthem Inc., CGM	01/15/2016	160.00	1	—
Apple Inc., CGM	01/20/2017	130.00	174	(59)
Apple Inc., CGM	01/20/2017	135.00	174	(43)
Apple Inc., CGM	01/20/2017	140.00	174	(32)
Bank of New York Mellon Corp., DUB	01/20/2017	45.00	253	(65)
Bank of New York Mellon Corp., DUB	01/20/2017	47.00	252	(41)
Boeing Co., CGM	01/15/2016	140.00	2	(1)
Boeing Co., DUB	01/20/2017	160.00	36	(21)
Boeing Co., DUB	01/20/2017	165.00	36	(16)
Boeing Co., DUB	01/20/2017	170.00	35	(12)
Comcast Corp., CGM	01/20/2017	65.00	506	(109)
Comcast Corp., CGM	01/20/2017	62.50	505	(138)
CVS Caremark Corp., CGM	01/15/2016	110.00	31	—
CVS Caremark Corp., MSC	01/15/2016	115.00	17	—
CVS Caremark Corp., MSC	01/15/2016	120.00	16	—
CVS Caremark Corp., MSC	01/15/2016	90.00	14	(12)
CVS Caremark Corp., MSC	01/15/2016	95.00	14	(5)
CVS Caremark Corp., SIG	01/15/2016	110.00	16	—
Danaher Corp., DUB	01/20/2017	105.00	38	(11)
Danaher Corp., DUB	01/20/2017	110.00	38	(8)
Danaher Corp., DUB	01/20/2017	115.00	39	(4)
Duke Energy Corp., CGM	01/20/2017	70.00	35	(16)
Lowe’s Companies Inc., MSC	01/15/2016	60.00	35	(59)
Lowe’s Companies Inc., MSC	01/15/2016	75.00	16	(3)
Microsoft Corp., DUB	01/20/2017	62.50	205	(49)
Microsoft Corp., DUB	01/20/2017	65.00	206	(38)
Mondelez International Inc., CGM	01/15/2016	45.00	26	(2)
PepsiCo Inc., MSC	01/15/2016	100.00	18	(3)
PepsiCo Inc., MSC	01/15/2016	105.00	12	—
PepsiCo Inc., MSC	01/15/2016	110.00	22	—
Thermo Fisher Scientific Inc., CGM	01/15/2016	150.00	19	—
Thermo Fisher Scientific Inc., DUB	01/20/2017	160.00	26	(14)
Thermo Fisher Scientific Inc., DUB	01/20/2017	165.00	27	(10)
Thermo Fisher Scientific Inc., DUB	01/20/2017	170.00	27	(8)
UnitedHealth Group Inc., DUB	01/20/2017	140.00	19	(8)
UnitedHealth Group Inc., DUB	01/20/2017	145.00	20	(6)
UnitedHealth Group Inc., CGM	01/15/2016	100.00	13	(24)
UnitedHealth Group Inc., CGM	01/15/2016	105.00	13	(18)
Visa Inc.	01/15/2016	70.00	24	(21)
Visa Inc.	01/15/2016	75.00	24	(8)
Visa Inc. CGM	01/15/2016	75.00	76	(27)
			3,376	$(933)

Summary of Written Call Options

	Contracts	Premiums
Options outstanding at December 31, 2014	1,038	$251
Options written during the year	3,590	1,117
Options closed during the year	(1,048)	(247)
Options exercised during the year	(190)	(35)
Options expired during the year	(14)	(11)
Options outstanding at December 31, 2015	3,376	$1,075

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/The Boston Company Equity Income Fund

	Shares/Par †	Value
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 6.6%
Carnival Plc	23	$1,259
Cinemark Holdings Inc.	32	1,071
Interpublic Group of Cos. Inc.	60	1,394
Omnicom Group Inc. (a)	25	1,896
Staples Inc.	64	607
Time Warner Inc.	13	841
Viacom Inc. - Class B	26	1,088
		8,156
CONSUMER STAPLES - 9.1%
Coca-Cola Co.	35	1,522
ConAgra Foods Inc.	29	1,223
CVS Health Corp. (a)	13	1,236
Kellogg Co.	21	1,525
Molson Coors Brewing Co. - Class B	21	1,942
Mondelez International Inc. - Class A	18	791
PepsiCo Inc.	20	2,044
Philip Morris International Inc.	10	890
		11,173
ENERGY - 12.1%
Anadarko Petroleum Corp.	8	402
EOG Resources Inc.	50	3,546
Occidental Petroleum Corp.	90	6,081
Phillips 66	30	2,436
Schlumberger Ltd.	34	2,347
		14,812
FINANCIALS - 28.8%
ACE Ltd.	18	2,147
American International Group Inc. (a)	45	2,778
Capital One Financial Corp.	31	2,229
Charles Schwab Corp.	56	1,833
Citigroup Inc.	79	4,068
Communications Sales & Leasing Inc.	80	1,500
Fidelity National Financial Inc.	18	614
Hartford Financial Services Group Inc.	23	1,011
Invesco Ltd.	28	925
JPMorgan Chase & Co.	92	6,083
Morgan Stanley	84	2,660
PNC Financial Services Group Inc. (a)	20	1,889
Prudential Financial Inc. (a)	42	3,426
TD Ameritrade Holding Corp.	22	766
U.S. Bancorp	29	1,225
Voya Financial Inc.	60	2,224
		35,378
HEALTH CARE - 10.7%
Bristol-Myers Squibb Co.	19	1,293
Cardinal Health Inc.	10	897
Eli Lilly & Co. (a)	15	1,229
Medtronic Plc	16	1,211
Merck & Co. Inc.	41	2,144
Pfizer Inc.	127	4,107
UnitedHealth Group Inc.	19	2,191
		13,072
INDUSTRIALS - 7.9%
Delta Air Lines Inc.	25	1,249
Honeywell International Inc.	10	1,069
Northrop Grumman Systems Corp.	4	715
Owens Corning Inc. (a)	17	811
Raytheon Co.	22	2,752
United Technologies Corp.	32	3,054
		9,650
INFORMATION TECHNOLOGY - 11.5%
Apple Inc.	18	1,945
Applied Materials Inc.	100	1,870
Cisco Systems Inc.	137	3,732
Hewlett Packard Enterprise Co.	27	414
HP Inc.	44	524
Microchip Technology Inc. (a)	34	1,563
Oracle Corp.	62	2,254
Texas Instruments Inc.	32	1,771
		14,073
MATERIALS - 5.5%
CF Industries Holdings Inc.	27	1,088
Dow Chemical Co.	38	1,957
Mosaic Co.	22	601
Packaging Corp. of America (a)	15	925
Vulcan Materials Co. (a)	23	2,177
		6,748
TELECOMMUNICATION SERVICES - 5.5%
AT&T Inc.	152	5,237
Vodafone Group Plc - ADR (a)	47	1,511
		6,748
UTILITIES - 1.0%
NRG Yield Inc. - Class C (a)	85	1,250
Total Common Stocks (cost $119,979)		121,060
SHORT TERM INVESTMENTS - 2.9%
Investment Company - 1.8%
JNL Money Market Fund, 0.19% (b) (c)	2,283	2,283
Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	1,306	1,306
Total Short Term Investments (cost $3,589)		3,589
Total Investments - 101.6% (cost $123,568)		124,649
Other Assets and Liabilities, Net - (1.6%)		(1,950)
Total Net Assets - 100.0%		$122,699

(a)         All or a portion of the security was on loan.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

JNL/The London Company Focused U.S. Equity Fund

COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 17.3%
Cabela’s Inc. (a) (b)	102	$4,767
Carnival Plc	105	5,699
Dollar Tree Inc. (a)	98	7,541
Pulte Homes Inc. (b)	238	4,246
Vista Outdoor Inc. (a)	76	3,395
		25,648
CONSUMER STAPLES - 4.1%
Altria Group Inc.	104	6,036
ENERGY - 1.8%
ConocoPhillips Co.	56	2,619

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
FINANCIALS - 20.3%
Berkshire Hathaway Inc. - Class B (a)	76	10,003
BlackRock Inc.	21	7,018
Cincinnati Financial Corp.	82	4,847
MBIA Inc. (a) (b)	342	2,214
Wells Fargo & Co.	112	6,065
		30,147
HEALTH CARE - 8.5%
Eli Lilly & Co.	97	8,192
Pfizer Inc.	136	4,382
		12,574
INDUSTRIALS - 28.1%
Deere & Co. (b)	61	4,672
General Dynamics Corp.	44	6,085
General Electric Co.	275	8,564
Norfolk Southern Corp.	74	6,239
Old Dominion Freight Line Inc. (a) (b)	84	4,981
Orbital ATK Inc.	83	7,400
USG Corp. (a) (b)	153	3,711
		41,652
INFORMATION TECHNOLOGY - 4.9%
EMC Corp.	148	3,803
International Business Machines Corp.	26	3,553
		7,356
MATERIALS - 11.4%
Martin Marietta Materials Inc.	46	6,232
NewMarket Corp.	20	7,573
Tredegar Corp.	227	3,090
		16,895
Total Common Stocks (cost $143,376)		142,927

SHORT TERM INVESTMENTS - 7.4%
Investment Company - 3.5%
JNL Money Market Fund, 0.19% (c) (d)	5,147	5,147
Securities Lending Collateral - 3.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (c) (d)	5,804	5,804
Total Short Term Investments (cost $10,951)		10,951
Total Investments - 103.8% (cost $154,327)		153,878
Other Assets and Liabilities, Net - (3.8%)		(5,630)
Total Net Assets - 100.0%		$148,248

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

JNL/Van Eck International Gold Fund (a)

COMMON STOCKS - 97.4%
FINANCIALS - 0.1%
First Mining Finance Corp. (b)	121	$30

MATERIALS - 97.3%
Acacia Mining Plc	129	340
Agnico-Eagle Mines Ltd.	75	1,980
Alamos Gold Inc. - Class A	292	960
Alamos Gold Inc.	8	25
Amara Mining Plc (b) (c)	683	80
Argonaut Gold Inc. (b) (c)	387	333
Asanko Gold Inc. (b)	8	12
Asanko Gold Inc. (b) (c)	138	202
AuRico Metals Inc. (b) (c)	462	200
B2Gold Corp. (b) (c)	1,412	1,440
Bear Creek Mining Corp. (b)	183	77
Belo Sun Mining Corp. (b)	393	71
Continental Gold Inc. (b) (c)	351	398
Corvus Gold Inc. (b)	147	49
Eastmain Resources Inc. (b)	123	30
Eldorado Gold Corp.	439	1,304
Evolution Mining Ltd.	858	872
Fortuna Silver Mines Inc. (b) (c)	48	108
Franco-Nevada Corp.	6	275
Fresnillo Plc	83	865
Gold Road Resources Ltd. (b)	1,573	442
Goldcorp Inc.	126	1,461
Gryphon Minerals Ltd. (b) (c)	566	19
Guyana Goldfields Inc. (b)	217	483
Integra Gold Corp. (b) (c)	1,384	340
Irving Resources Inc. (b)	4	—
Kirkland Lake Gold Inc. (b)	36	126
Klondex Mines Ltd. (b)	225	460
Lake Shore Gold Corp. (b)	177	143
Lundin Gold Inc. (b)	41	113
Lydian International Ltd. (b)	317	62
MAG Silver Corp. (b)	36	254
New Gold Inc. (b) (c)	312	723
New Gold Inc. (b) (c)	93	217
Newcastle Gold Ltd. (b)	132	29
Newcrest Mining Ltd. (b)	127	1,200
Newmont Mining Corp.	29	522
Northern Star Resources Ltd.	44	89
Novagold Resources Inc. (b) (c)	76	320
OceanaGold Corp.	244	466
Orezone Gold Corp. (b)	555	110
Osisko Gold Royalties Ltd.	23	222
Premier Gold Mines Ltd. (b) (c)	230	439
Pretium Resources Inc. (b) (c)	69	348
Primero Mining Corp. (b) (c)	110	251
Randgold Resources Ltd. - ADR (c)	26	1,579
Roxgold Inc. (b) (c) (d)	472	239
Royal Gold Inc. (c)	24	883
Sabina Gold & Silver Corp. (b) (c)	695	367
Saracen Mineral Holdings Ltd. (b)	177	79
SEMAFO Inc. (b) (c)	338	857
Silver Wheaton Corp.	84	1,042
Sulliden Mining Capital Inc. (b)	54	10
Tahoe Resources Inc.	102	882
Tahoe Resources Inc. (c)	36	312
TMAC Resources Inc. (b) (c)	68	295
Torex Gold Resources Inc. (b) (c)	631	575
Yamana Gold Inc. (c)	61	114
Yamana Gold Inc. (c)	199	370
		26,064
Total Common Stocks (cost $37,670)		26,094

SHORT TERM INVESTMENTS - 13.7%
Investment Companies - 2.7%
JNL Money Market Fund, 0.19% (e) (f)	622	622
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (f)	107	107
		729

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Securities Lending Collateral - 11.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (e) (f)	2,944	2,944
Total Short Term Investments (cost $3,673)		3,673
Total Investments - 111.1% (cost $41,343)		29,767
Other Assets and Liabilities, Net - (11.1%)		(2,971)
Total Net Assets - 100.0%		$26,796

(a)	Consolidated Schedule of Investments.
(b)	Non-income producing security.
(c)	All or a portion of the security was on loan.
(d)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $239 which represented 0.9% of net assets.

(e)	Investment in affiliate.
(f)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

Investments by Country*	Percentage of Total Investments
Australia	11.8%
Canada	68.8
Jersey	0.2
United Kingdom	5.0
United States	14.2
Total Long-Term Investments	100.0%

*            The country table is presented for this Fund because its strategy includes investment   in non-U.S. securities as deemed significant by the Fund’s Adviser.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	CounterParty	Notional Amount		Value	Unrealized Gain/(Loss)
CAD/USD	01/04/2016	CSI	CAD	19	$14	$—

See accompanying Notes to Financial Statements.

JNL/WCM Focused International Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 96.9%
AUSTRALIA - 3.3%
CSL Ltd.	347	$26,470
CANADA - 5.4%
Canadian Pacific Railway Co.	172	21,918
Constellation Software Inc.	52	21,825
		43,743
CHINA - 6.9%
Ctrip.com International Ltd. - ADR (a)	588	27,248
Tencent Holdings Ltd.	1,447	28,340
		55,588
DENMARK - 15.1%
Chr Hansen Holding A/S	482	30,167
Coloplast A/S (b)	353	28,466
Novo-Nordisk A/S - ADR	634	36,822
Novozymes A/S - Class B	546	26,138
		121,593
FRANCE - 2.6%
LVMH Moet Hennessy Louis Vuitton SE	131	20,526

INDIA - 2.0%
HDFC Bank Ltd. - ADR (b)	263	16,189

IRELAND - 3.5%
ICON Plc (a) (b)	360	27,958

JAPAN - 9.0%
Keyence Corp.	42	22,864
Sysmex Corp.	535	34,346
Unicharm Corp.	740	15,120
		72,330
MEXICO - 1.9%
Wal-Mart de Mexico SAB de CV	5,992	15,124

NETHERLANDS - 6.4%
Core Laboratories NV (b)	239	25,968
Sensata Technologies Holding NV (a)	558	25,709
		51,677
RUSSIAN FEDERATION - 1.8%
Yandex NV - Class A (a)	915	14,379

SOUTH AFRICA - 1.0%
Shoprite Holdings Ltd.	895	8,298

SPAIN - 1.6%
Inditex SA	374	12,857

SWITZERLAND - 12.7%
ACE Ltd.	298	34,870
Nestle SA (b)	469	34,829
SGS SA	12	21,989
Swatch Group AG (b)	30	10,414
		102,102
TAIWAN - 5.4%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,888	42,947

UNITED KINGDOM - 13.1%
ARM Holdings Plc - ADR (b)	546	24,689
Compass Group Plc	1,412	24,466
Experian Plc	1,345	23,769
Reckitt Benckiser Group Plc	352	32,610
		105,534
UNITED STATES OF AMERICA - 5.2%
Lazard Ltd. - Class A	450	20,253
Perrigo Co. Plc	150	21,720
		41,973
Total Common Stocks (cost $749,685)		779,288

SHORT TERM INVESTMENTS - 6.4%
Investment Company - 3.0%
JNL Money Market Fund, 0.19% (c) (d)	24,006	24,006
Securities Lending Collateral - 3.4%
Securities Lending Cash Collateral Fund LLC, 0.39% (c) (d)	27,280	27,280
Total Short Term Investments (cost $51,286)		51,286
Total Investments - 103.3% (cost $800,971)		830,574
Other Assets and Liabilities, Net - (3.3%)		(26,790)
Total Net Assets - 100.0%		$803,784

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments

December 31, 2015

Currency Abbreviations:

AUD - Australian Dollar	ISO - Icelandic Krona- Offshore	RSD - Serbian Dinar
BRL - Brazilian Real	JPY - Japanese Yen	RUB - Russian Ruble
CAD - Canadian Dollar	KRW - Korean Won	SAR - Saudi Riyal
CHF - Swiss Franc	LBP - Lebanese Pound	SEK - Swedish Krona
CLP - Chilean Peso	LKR - Sri Lankan Rupee	SGD - Singapore Dollar
CNH - Chinese Offshore Yuan	MXN - Mexican Peso	THB - Thai Baht
CNY - Chinese Yuan	MYR - Malaysian Ringgit	TRY - New Turkish Lira
DOP - Dominican Peso	NOK - Norwegian Krone	TWD - Taiwan Dollar
EUR - European Currency Unit (Euro)	NZD - New Zealand Dollar	USD - United States Dollar
GBP - British Pound	OMR - Omani Rial	UYU - Uruguayan Peso
HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
HUF - Hungarian Forint	PHP - Philippine Peso	ZMW - Zambian Kwacha
INR - Indian Rupee	PLN - Polish Zloty
ISK - Icelandic Krona- Onshore	RON - Romanian New Leu

Abbreviations:

ABS - Asset-Backed Security	iTraxx - Group of international credit derivative indexes monitored by the International Index Company
ADR - American Depositary Receipt
ASX - Australian Stock Exchange	JSE - Johannesburg Stock Exchange
CAC - Cotation Assistee en Continu	KCBT - Kansas City Board of Trade
CDI - Chess Depository Interest	LIBOR - London Interbank Offer Rate
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LME - London Metal Exchange
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MBS - Mortgage Backed Security
CLO - Collateralized Loan Obligation	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CNX - CRISIL NSE Index	MLP - Master Limited Partnership
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MSCI - Morgan Stanley Capital International
EAFE - Europe, Australia and Far East	NASDAQ - National Association of Securities Dealers Automated Quotations
ETF - Exchange Traded Fund	OJSC - Open Joint-Stock Company
Euribor - Europe Interbank Offered Rate	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending

Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years

REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
SGX - Singapore Exchange
SPDR - Standard & Poor’s Depositary Receipt
SPI - Schedule Performance Index
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
FTSE - Financial Times and the London Stock Exchange	ULSD - Ultra Low Sulfur Diesel
GDR - Global Depositary Receipt	WTI - West Texas Intermediate
ICE - IntercontinentalExchange

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.
BBP - Barclays Bank Plc	HSBC - HSBC Securities, Inc.
BCL - Barclays Capital Inc.	JPM - JPMorgan Chase Bank N.A.
BNP - BNP Paribas Securities	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BOA - Banc of America Securities LLC/Bank of America NA	MSC - Morgan Stanley & Co., Incorporated
CCI - Citicorp Securities Inc.	MSS - Morgan Stanley Capital Services Inc.
CGM - Citigroup Global Markets	RBC - Royal Bank of Canada
CIT - Citibank, Inc.	RBS - Royal Bank of Scotland
CSI - Credit Suisse Securities, LLC	SCB - Standard Chartered Bank
DUB - Deutsche Bank Alex Brown Inc.	SGB - Societe Generale Bannon LLC
GSB - Goldman Sachs Bank	SIG — Sigma Securities S.A.
GSC - Goldman Sachs & Co.	SSB - State Street Brokerage Services, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC

†    For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.

“-”  Amount rounds to less than one thousand.

‡   A Summary Schedule of Investments is presented for this portfolio.  For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2015.  In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov..

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(h)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Assets
Investments - unaffiliated, at value (a)(d)	$79,418	$187,234	$142,042	$32,327	$347,736	$90,725
Investments - affiliated, at value (b)	8,545	22,753	22,933	3,500	101,147	299
Repurchase Agreements (a)	—	—	—	—	84,420	—
Total investments, at value (c)	87,963	209,987	164,975	35,827	533,303	91,024
Cash	—	—	1	—	9,370	8
Foreign currency (e)	—	—	—	—	1,647	—
Receivable for investments sold	58	—	323	—	746	68
Receivable for fund shares sold	19	254	95	38	71	5
Receivable from adviser	31	72	55	3	—	—
Receivable for dividends and interest	29	81	77	17	4,077	60
Receivable for variation margin on financial derivative instruments	—	—	—	96	28	—
Receivable for deposits with brokers and counterparties	—	—	—	2,032	6,569	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	71	1,031	—
Unrealized appreciation on OTC swap agreements	—	—	—	10	1,523	—
OTC swap premiums paid	—	—	—	—	2,859	—
Other assets	1	2	1	1	5	1
Total assets	88,101	210,396	165,527	38,095	561,229	91,166
Liabilities
Foreign currency overdraft (e)	—	—	—	6	—	—
Cash overdraft	—	—	—	579	—	—
Payable for advisory fees	52	120	91	26	372	56
Payable for administrative fees	10	25	18	5	58	10
Payable for 12b-1 fee	5	11	9	2	28	5
Payable for investment securities purchased	—	635	328	—	7,530	162
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	4	8	33	71	124	4
Payable for dividends or interest on securities sold short	—	—	—	—	721	—
Payable for interest expense and brokerage charges	—	—	—	—	71	—
Payable for trustee fees	3	7	6	6	25	14
Payable for chief compliance officer fees	—	—	—	—	1	—
Payable for other expenses	1	3	1	3	12	2
Payable for variation margin on financial derivative instruments	—	—	—	236	68	—
Payable for deposits from counterparties	—	—	—	—	470	—
Deferred foreign capital gains tax liability	—	—	—	—	—	—
Investment in securities sold short, at value (f)	—	—	—	—	83,455	—
Options written, at value (g)	—	—	—	—	40	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	342	3,411	—
Unrealized depreciation on OTC swap agreements	—	—	—	61	4,527	—
OTC swap premiums received	—	—	—	—	3,292	—
Payable upon return of securities loaned	6,336	18,588	20,964	—	—	8,248
Total liabilities	6,411	19,397	21,450	1,337	104,205	8,501
Net assets	$81,690	$190,999	$144,077	$36,758	$457,024	$82,665
Net assets consist of:
Paid-in capital	$80,894	$187,819	$140,985	$58,351	$488,103	$69,556
Undistributed (excess of distributions over) net investment income (loss)	1,316	2,975	2,081	(398)	12,538	164
Accumulated net realized gain (loss)	1,821	7,897	8,648	(20,388)	(15,832)	6,720
Net unrealized appreciation (depreciation) on investments and foreign currency	(2,341)	(7,692)	(7,637)	(807)	(27,785)	6,225
	$81,690	$190,999	$144,077	$36,758	$457,024	$82,665
Shares outstanding (no par value), unlimited shares authorized	7,466	16,363	11,943	25,167	48,068	9,965
Net asset value per share	$10.94	$11.67	$12.06	$1.46	$9.51	$8.30

(a) Investments - unaffiliated, at cost	$81,759	$194,926	$149,679	$32,477	$456,582	$84,500
(b) Investments - affiliated, at cost	8,545	22,753	22,933	3,500	101,147	299
(c) Total investments, at cost	$90,304	$217,679	$172,612	$35,977	$557,729	$84,799
(d) Including value of securities on loan	$6,144	$18,071	$20,314	$—	$—	$11,740
(e) Foreign currency (overdraft), at cost	—	—	—	(6)	1,657	—
(f) Proceeds from securities sold short	—	—	—	—	85,487	—
(g) Premiums from options written	—	—	—	—	36	—

(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Capital Frontier Markets 100 Index Fund
Assets
Investments - unaffiliated, at value (a)(d)	$1,578,995	$406,010	$93,800	$157,160	$121,752	$16,003
Investments - affiliated, at value (b)	188,761	40,000	4,899	1,788	6,554	816
Total investments, at value (c)	1,767,756	446,010	98,699	158,948	128,306	16,819
Cash	—	18,777	—	50	—	—
Foreign currency (e)	—	244	148	—	60	50
Receivable for investments sold	—	203	90	—	391	8
Receivable for fund shares sold	1,813	102	33	52	25	25
Receivable from adviser	30	—	—	—	—	—
Receivable for dividends and interest	5,589	8,294	344	200	166	85
Receivable for variation margin on financial derivative instruments	—	221	—	—	—	—
Receivable for deposits with brokers and counterparties	—	8,192	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	9,894	—	—	1	—
Unrealized appreciation on OTC swap agreements	—	4,656	—	—	—	—
OTC swap premiums paid	—	10,414	—	—	—	—
Other assets	15	3	1	1	1	1
Total assets	1,775,203	507,010	99,315	159,251	128,950	16,988
Liabilities
Cash overdraft	—	—	—	—	—	—
Payable for advisory fees	710	373	57	80	83	5
Payable for administrative fees	222	59	12	20	15	2
Payable for 12b-1 fee	106	28	6	10	7	1
Payable for investment securities purchased	—	1	191	—	—	23
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	600	291	9	82	44	2
Payable for dividends or interest on securities sold short	—	320	—	—	—	—
Payable for interest expense and brokerage charges	—	2	—	—	—	—
Payable for trustee fees	55	26	5	9	5	12
Payable for chief compliance officer fees	3	1	—	—	—	—
Payable for other expenses	23	13	1	3	2	2
Payable for variation margin on financial derivative instruments	—	351	—	—	—	1
Payable for deposits from counterparties	—	7,277	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	—	10
Investment in securities sold short, at value (f)	—	8,273	—	—	—	—
Options written, at value (g)	—	2,237	—	1,943	—	—
Unrealized depreciation on forward foreign currency contracts	—	8,190	—	—	—	—
Unrealized depreciation on OTC swap agreements	—	9,364	—	—	—	—
OTC swap premiums received	—	2,569	—	—	—	—
Payable upon return of securities loaned	—	2,897	2,948	—	5,568	586
Total liabilities	1,719	42,272	3,229	2,147	5,724	644
Net assets	$1,773,484	$464,738	$96,086	$157,104	$123,226	$16,344
Net assets consist of:
Paid-in capital	$1,729,916	$472,288	$102,699	$146,796	$117,078	$27,616
Undistributed (excess of distributions over) net investment income (loss)	41,350	21,730	3,218	3,560	1,099	185
Accumulated net realized gain (loss)	(5,683)	(2,181)	(3,624)	(5,423)	3,319	(10,619)
Net unrealized appreciation (depreciation) on investments and foreign currency	7,901	(27,099)	(6,207)	12,171	1,730	(838)
	$1,773,484	$464,738	$96,086	$157,104	$123,226	$16,344
Shares outstanding (no par value), unlimited shares authorized	166,514	48,725	8,779	13,552	10,399	18,627
Net asset value per share	$10.65	$9.54	$10.95	$11.59	$11.85	$0.88

(a) Investments - unaffiliated, at cost	$1,571,094	$431,010	$99,999	$147,026	$120,014	$16,836
(b) Investments - affiliated, at cost	188,761	40,000	4,899	1,788	6,554	816
(c) Total investments, at cost	$1,759,855	$471,010	$104,898	$148,814	$126,568	$17,652
(d) Including value of securities on loan	$—	$2,796	$4,535	$—	$5,311	$571
(e) Foreign currency, at cost	—	247	149	—	60	50
(f) Proceeds from securities sold short	—	8,041	—	—	—	—
(g) Premiums from options written	—	2,812	—	3,980	—	—

See accompanying Notes to Financial Statements.

	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (h)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Assets
Investments - unaffiliated, at value (a)(d)	$248,515	$48,235	$427,952	$123,970	$275,957	$547,091
Investments - affiliated, at value (b)	8,404	2,128	26,086	—	20,166	124,863
Total investments, at value (c)	256,919	50,363	454,038	123,970	296,123	671,954
Cash	988	—	175,878	764	1,470	753
Foreign currency (e)	—	—	—	209	221	3
Receivable for investments sold	—	—	7,195	200	—	2,342
Receivable for fund shares sold	35	92	72	117	43	2,489
Receivable from adviser	—	—	—	—	64	16
Receivable for dividends and interest	257	39	1,557	1,131	3,084	2,195
Receivable for variation margin on financial derivative instruments	—	564	—	13	31	—
Receivable for deposits with broker and counterparties	—	—	—	924	3,636	—
Unrealized appreciation on forward foreign currency contracts	3,612	—	—	202	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	81	928	—
OTC swap premiums paid	—	—	—	37	1,496	—
Other assets	2	—	6	1	3	4
Total assets	261,813	51,058	638,746	127,649	307,099	679,756
Liabilities
Cash overdraft	—	690	—	—	—	—
Payable for advisory fees	137	27	336	40	244	362
Payable for administrative fees	30	7	59	14	39	78
Payable for 12b-1 fee	14	3	28	7	18	39
Payable for investment securities purchased	—	—	5,897	2,866	2,658	8,446
Payable for treasury roll transactions	—	—	—	4,710	—	—
Payable for fund shares redeemed	234	265	248	46	111	14
Payable for dividends or interest on securities sold short	—	—	18	—	—	—
Payable for interest expense and brokerage charges	—	—	41	—	—	—
Payable for trustee fees	25	4	65	6	17	12
Payable for chief compliance officer fees	—	—	1	—	1	—
Payable for other expenses	4	3	7	2	5	5
Payable for variation margin on financial derivative instruments	—	147	—	10	412	—
Payable for deposits from counterparties	—	—	—	70	1,181	—
Deferred foreign capital gains tax liability	—	—	—	—	—	—
Investment in securities sold short, at value (f)	—	—	170,593	—	—	—
Options written, at value (g)	—	—	—	185	—	933
Unrealized depreciation on forward foreign currency contracts	3,102	—	—	189	—	—
Unrealized depreciation on OTC swap agreements	—	—	—	604	287	—
OTC swap premiums received	—	—	—	344	1,038	—
Payable upon return of securities loaned	29,580	—	—	—	—	18,908
Total liabilities	33,126	1,146	177,293	9,093	6,011	28,797
Net assets	$228,687	$49,912	$461,453	$118,556	$301,088	$650,959
Net assets consist of:
Paid-in capital	$224,060	$129,217	$494,851	$119,948	$332,567	$635,508
Undistributed (excess of distributions over) net investment income (loss)	4,161	(300)	(7,311)	3,680	12,681	2,428
Accumulated net realized gain (loss)	—	(79,391)	(17,275)	(1,488)	(16,660)	10,117
Net unrealized appreciation (depreciation) on investments and foreign currency	466	386	(8,812)	(3,584)	(27,500)	2,906
	$228,687	$49,912	$461,453	$118,556	$301,088	$650,959
Shares outstanding (no par value), unlimited shares authorized	22,557	8,600	47,271	11,165	33,505	54,803
Net asset value per share	$10.14	$5.80	$9.76	$10.62	$8.99	$11.88

(a) Investments - unaffiliated, at cost	$248,558	$48,322	$447,560	$126,868	$304,421	$544,271
(b) Investments - affiliated, at cost	8,404	2,128	26,086	—	20,166	124,917
(c) Total investments, at cost	$256,962	$50,450	$473,646	$126,868	$324,587	$669,188
(d) Including value of securities on loan	$28,997	$—	$—	$—	$—	$18,465
(e) Foreign currency, at cost	—	—	—	214	219	4
(f) Proceeds from securities sold short	—	—	181,391	—	—	—
(g) Premiums from options written	—	—	—	238	—	1,075
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund (h)	JNL/WCM Focused International Equity Fund
Assets
Investments - unaffiliated, at value (a)(d)	$121,060	$142,927	$26,201	$779,288
Investments - affiliated, at value (b)	3,589	10,951	3,566	51,286
Total investments, at value (c)	124,649	153,878	29,767	830,574
Cash	—	—	—	—
Foreign currency (e)	—	—	—	—
Receivable for investments sold	2,047	—	18	—
Receivable for fund shares sold	16	45	12	792
Receivable from adviser	—	1	—	—
Receivable for dividends and interest	296	291	4	738
Receivable for variation margin on financial derivative instruments	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	—
OTC swap premiums paid	—	—	—	—
Other assets	1	2	1	7
Total assets	127,009	154,217	29,802	832,111
Liabilities
Cash overdraft	—	—	—	—
Payable for advisory fees	58	88	18	538
Payable for administrative fees	16	19	3	101
Payable for 12b-1 fee	7	9	2	48
Payable for investment securities purchased	2,798	—	14	—
Payable for treasury roll transactions	—	—	—	—
Payable for fund shares redeemed	118	43	14	329
Payable for dividends or interest on securities sold short	—	—	—	—
Payable for interest expense and brokerage charges	—	—	—	—
Payable for trustee fees	6	4	10	15
Payable for chief compliance officer fees	—	—	—	1
Payable for other expenses	1	2	1	15
Payable for variation margin on financial derivative instruments	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—
Investment in securities sold short, at value (f)	—	—	—	—
Options written, at value (g)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Unrealized depreciation on OTC swap agreements	—	—	—	—
OTC swap premiums received	—	—	—	—
Payable upon return of securities loaned	1,306	5,804	2,944	27,280
Total liabilities	4,310	5,969	3,006	28,327
Net assets	$122,699	$148,248	$26,796	$803,784
Net assets consist of:
Paid-in capital	$115,635	$150,027	$110,342	$772,649
Undistributed (excess of distributions over) net investment income (loss)	1,170	900	27	860
Accumulated net realized gain (loss)	4,813	(2,230)	(71,998)	680
Net unrealized appreciation (depreciation) on investments and foreign currency	1,081	(449)	(11,575)	29,595
	$122,699	$148,248	$26,796	$803,784
Shares outstanding (no par value), unlimited shares authorized	8,956	13,324	8,604	72,958
Net asset value per share	$13.70	$11.13	$3.11	$11.02

(a) Investments - unaffiliated, at cost	$119,979	$143,376	$37,777	$749,685
(b) Investments - affiliated, at cost	3,589	10,951	3,566	51,286
(c) Total investments, at cost	$123,568	$154,327	$41,343	$800,971
(d) Including value of securities on loan	$12,620	$17,106	$4,204	$41,088
(e) Foreign currency, at cost	—	—	—	—
(f) Proceeds from securities sold short	—	—	—	—
(g) Premiums from options written	—	—	—	—
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund (b)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Investment income
Dividends (a)	$1,566	$3,598	$2,714	$3	$525	$1,097
Foreign taxes withheld	—	—	—	—	(47)	—
Interest	—	—	—	23	16,665	—
Securities lending (a)	125	353	219	—	—	86
Total investment income	1,691	3,951	2,933	26	17,143	1,183

Expenses
Advisory fees	463	1,124	911	1,167	4,217	676
Administrative fees	101	245	199	238	726	140
12b-1 fees	132	319	260	307	948	183
Legal fees	2	4	4	4	13	3
Trustee fees	6	14	12	17	47	9
Dividends or interest on securities sold short	—	—	—	—	2,584	—
Short holdings borrowing fees	—	—	—	—	115	—
Other expenses	2	6	5	13	27	6
Total expenses	706	1,712	1,391	1,746	8,677	1,017
Expense waived by Adviser	(253)	(615)	(495)	(203)	—	—
Net expenses	453	1,097	896	1,543	8,677	1,017
Net investment income (loss)	1,238	2,854	2,037	(1,517)	8,466	166

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	2,108	8,380	8,971	(3,620)	(15,949)	6,774
Affiliated investments	—	—	—	—	(28)	—
Swap agreements	—	—	—	(775)	(416)	—
Foreign currency related items	—	—	—	2	21,615	—
Futures contracts	—	—	—	(4,274)	(1,691)	—
Written option contracts	—	—	—	—	89	—
Investment securities sold short	—	—	—	—	(1,047)	—
Brokerage commissions recaptured	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(3,446)	(12,104)	(11,891)	2,280	(13,518)	(11,562)
OTC swap agreements	—	—	—	371	(2,100)	—
Foreign currency related items	—	—	—	(168)	(7,017)	—
Futures contracts and centrally cleared swap agreements	—	—	—	(2,227)	1,075	—
Written option contracts	—	—	—	—	(17)	—
Investment securities sold short	—	—	—	—	2,567	—
Net realized and unrealized gain (loss)	(1,338)	(3,724)	(2,920)	(8,411)	(16,437)	(4,788)
Net increase (decrease) in net assets from operations	$(100)	$(870)	$(883)	$(9,928)	$(7,971)	$(4,622)

(a) Income from affiliated investments	$78	$201	$120	$3	$38	$—
(b) Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Capital Frontier Markets 100 Index Fund
Investment income
Dividends (a)	$65	$231	$4,179	$5,642	$2,828	$1,052
Foreign taxes withheld	—	(161)	(136)	—	(189)	(109)
Interest	59,701	26,651	—	—	—	—
Securities lending (a)	—	33	88	—	89	4
Total investment income	59,766	26,754	4,131	5,642	2,728	947

Expenses
Advisory fees	7,048	4,494	683	1,242	1,033	336
Administrative fees	2,391	782	157	349	215	48
12b-1 fees	3,118	1,019	206	453	280	62
Legal fees	43	14	3	6	4	1
Trustee fees	142	48	10	23	13	4
Dividends or interest on securities sold short	—	326	—	—	—	—
Short holdings borrowing fees	—	24	—	—	—	—
Other expenses	45	85	5	7	6	11
Total expenses	12,787	6,792	1,064	2,080	1,551	462
Expense waived by Adviser	(707)	—	—	—	—	—
Net expenses	12,080	6,792	1,064	2,080	1,551	462
Net investment income (loss)	47,686	19,962	3,067	3,562	1,177	485

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(9,977)	(18,689)	(3,451)	5,953	4,095	(10,790	)(b)
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	4,981	—	—	—	—
Foreign currency related items	—	28,056	34	—	(77)	(269)
Futures contracts	—	(8,348)	—	—	—	185
Written option contracts	—	3,147	—	2,690	—	—
Investment securities sold short	—	—	—	—	—	—
Brokerage commissions recaptured	—	—	10	—	1	6
Net change in unrealized appreciation (depreciation) on:
Investments	(17,181)	(11,706)	(8,703)	(24,515)	(189)	5,383	(c)
OTC swap agreements	—	(7,924)	—	—	—	—
Foreign currency related items	—	(8,685)	(3)	—	(3)	(5)
Futures contracts and centrally cleared swap agreements	—	1,941	—	—	—	10
Written option contracts	—	4,000	—	4,306	—	—
Investment securities sold short	—	1,116	—	—	—	—
Net realized and unrealized gain (loss)	(27,158)	(12,111)	(12,113)	(11,566)	3,827	(5,480)
Net increase (decrease) in net assets from operations	$20,528	$7,851	$(9,046)	$(8,004)	$5,004	$(4,995)

(a) Income from affiliated investments	$65	$17	$40	$1	$3	$1
(b) Net of foreign capital gain taxes.
(c) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (b)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Investment income
Dividends (a)	$5	$1	$1,118	$43	$274	$2,841
Foreign taxes withheld	—	—	—	(4)	—	(16)
Net Interest (amortization)	253	497	(6,326)	4,374	16,200	2,251
Securities lending (a)	4	—	81	—	—	13
Total investment income	262	498	(5,127)	4,413	16,474	5,089

Expenses
Advisory fees	1,499	791	3,954	511	3,153	1,870
Administrative fees	353	225	764	213	551	425
12b-1 fees	460	291	996	277	717	559
Legal fees	6	4	15	3	11	8
Trustee fees	21	16	60	13	35	23
Dividends or interest on securities sold short	—	—	795	—	—	—
Short holdings borrowing fees and interest expense	—	—	818	10	1	—
Other expenses	7	3	18	6	17	11
Total expenses	2,346	1,330	7,420	1,033	4,485	2,896
Expense waived by Adviser	—	—	—	—	(830)	(133)
Net expenses	2,346	1,330	7,420	1,033	3,655	2,763
Net investment income (loss)	(2,084)	(832)	(12,547)	3,380	12,819	2,326

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	(82)	(7,067)	(1,459)	(3,382)	10,070
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	—	(135)	(324)	—
Foreign currency related items	6,317	—	—	677	(24)	11
Futures contracts	—	(36,279)	—	(272)	(4,116)	406
Written option contracts	—	—	—	485	—	43
Investment securities sold short	—	—	15,642	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	2
Net change in unrealized appreciation (depreciation) on:
Investments	(23)	61	(36,515)	(3,821)	(20,990)	(2,576)
OTC swap agreements	—	—	—	(360)	762	—
Foreign currency related items	465	—	(1)	(61)	5	—
Futures contracts and centrally cleared swap agreements	—	3,771	—	(266)	2,539	(49)
Written option contracts	—	—	—	(63)	—	408
Investment securities sold short	—	—	23,499	—	—	—
Net realized and unrealized gain (loss)	6,759	(32,529)	(4,442)	(5,275)	(25,530)	8,315
Net increase (decrease) in net assets from operations	$4,675	$(33,361)	$(16,989)	$(1,895)	$(12,711)	$10,641

(a) Income from affiliated investments	$5	$1	$15	$—	$6	$92
(b) Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund (b)	JNL/WCM Focused International Equity Fund
Investment income
Dividends (a)	$1,925	$2,089	$281	$6,026
Foreign taxes withheld	(1)	—	(12)	(336)
Interest	—	—	—	—
Securities lending (a)	11	40	61	89
Total investment income	1,935	2,129	330	5,779

Expenses
Advisory fees	440	816	340	3,181
Administrative fees	130	189	73	635
12b-1 fees	170	247	95	834
Legal fees	3	3	2	11
Trustee fees	9	11	5	34
Dividends or interest on securities sold short	—	—	—	—
Short holdings borrowing fees	—	—	—	—
Other expenses	3	3	4	6
Total expenses	755	1,269	519	4,701
Expense waived by Adviser	—	(40)	—	(16)
Net expenses	755	1,229	519	4,685
Net investment income (loss)	1,180	900	(189)	1,094

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	5,543	(2,244)	(14,291)	1,885
Affiliated investments	—	—	—	—
Swap agreements	—	—	—	—
Foreign currency related items	—	—	(25)	(233)
Futures contracts	—	—	—	—
Written option contracts	—	—	—	—
Investment securities sold short	—	—	—	—
Brokerage commissions recaptured	10	14	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,701)	(1,360)	7,210	32,279
OTC swap agreements	—	—	—	—
Foreign currency related items	—	—	1	(5)
Futures contracts and centrally cleared swap agreements	—	—	—	—
Written option contracts	—	—	—	—
Investment securities sold short	—	—	—	—
Net realized and unrealized gain (loss)	852	(3,590)	(7,105)	33,926
Net increase (decrease) in net assets from operations	$2,032	$(2,690)	$(7,294)	$35,020

(a) Income from affiliated investments	$8	$17	$21	$68
(b) Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund (a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Operations
Net investment income (loss)	$1,238	$2,854	$2,037	$(1,517)	$8,466	$166
Net realized gain (loss)	2,108	8,380	8,971	(8,667)	2,573	6,774
Net change in unrealized appreciation (depreciation)	(3,446)	(12,104)	(11,891)	256	(19,010)	(11,562)
Net increase (decrease) in net assets from operations	(100)	(870)	(883)	(9,928)	(7,971)	(4,622)
Distributions to shareholders
From net investment income	(764)	(1,672)	(1,430)	(15,043)	(23,142)	—
From net realized gain	(543)	(2,424)	(2,615)	(18,506)	(3,347)	(30,316)
Total distributions to shareholders	(1,307)	(4,096)	(4,045)	(33,549)	(26,489)	(30,316)
Share transactions(1)
Proceeds from sale of shares	47,140	91,670	65,483	132,138	166,216	20,523
Proceeds in connection with acquisition	—	—	—	—	15,824	—
Reinvestment of distributions	1,307	4,096	4,045	33,549	26,489	30,316
Cost of shares redeemed	(16,571)	(20,082)	(25,594)	(260,992)	(98,534)	(26,451)
Change in net assets from share transactions	31,876	75,684	43,934	(95,305)	109,995	24,388
Change in net assets	30,469	70,718	39,006	(138,782)	75,535	(10,550)
Net assets beginning of year	51,221	120,281	105,071	175,540	381,489	93,215
Net assets end of year	$81,690	$190,999	$144,077	$36,758	$457,024	$82,665
Undistributed (excess of distributions over) net investment income (loss)	$1,316	$2,975	$2,081	$(398)	$12,538	$164

(1) Share transactions
Shares sold	4,206	7,580	5,171	13,591		16,105		1,586
Shares issued in connection with acquisition	—	—	—	—		1,525		—
Reinvestment of distributions	118	345	329	22,516		2,756		3,497
Shares redeemed	(1,476)	(1,661)	(2,024)	(27,683)		(9,653)		(2,034)
Change in shares	2,848	6,264	3,476	8,424		10,733		3,049
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$122,651	$276,202	$212,026	$36,635	(b)	$782,898	(c)	$17,607
Proceeds from sales of securities	93,055	205,412	172,145	88,624	(b)	754,342	(c)	23,959
Securities sold short covers	—	—	—	—		375,231	(c)	—
Securities sold short proceeds	—	—	—	—		401,567	(c)	—

(a)     Consolidated Statement of Changes of Net Assets.

(b)     Amounts include $19,813 and $48,429 of purchases and sales, respectively, of U.S. Government Securities.

(c)      Amounts include U.S Government Securities purchases of $290,925, sales of $304,257, covers of securities sold short of $282,953 and proceeds from securities sold short $289,826.

See accompanying Notes to Financial Statements.

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Capital Frontier Markets 100 Index Fund
Operations
Net investment income (loss)	$47,686	$19,962	$3,067	$3,562	$1,177	$485
Net realized gain (loss)	(9,977)	9,147	(3,407)	8,643	4,019	(10,868)
Net change in unrealized appreciation (depreciation)	(17,181)	(21,258)	(8,706)	(20,209)	(192)	5,388
Net increase (decrease) in net assets from operations	20,528	7,851	(9,046)	(8,004)	5,004	(4,995)
Distributions to shareholders
From net investment income	(23,913)	(28,903)	(1,687)	(2,914)	(863)	(3,119)
From net realized gain	—	—	(795)	(1,956)	—	(11,561)
Total distributions to shareholders	(23,913)	(28,903)	(2,482)	(4,870)	(863)	(14,680)
Share transactions(1)
Proceeds from sale of shares	728,429	136,510	109,415	86,961	76,845	19,423
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	23,913	28,903	2,482	4,870	863	14,680
Cost of shares redeemed	(195,791)	(99,793)	(61,645)	(169,777)	(82,484)	(69,655)
Change in net assets from share transactions	556,551	65,620	50,252	(77,946)	(4,776)	(35,552)
Change in net assets	553,166	44,568	38,724	(90,820)	(635)	(55,227)
Net assets beginning of year	1,220,318	420,170	57,362	247,924	123,861	71,571
Net assets end of year	$1,773,484	$464,738	$96,086	$157,104	$123,226	$16,344
Undistributed (excess of distributions over) net investment income (loss)	$41,350	$21,730	$3,218	$3,560	$1,099	$185

(1) Share transactions
Shares sold	67,497		13,462		9,173	7,073	6,315	2,666
Shares issued in connection with acquisition	—		—		—	—	—	—
Reinvestment of distributions	2,243		3,033		223	413	72	16,494
Shares redeemed	(18,177)		(9,923)		(5,464)	(14,002)	(6,823)	(8,144)
Change in shares	51,563		6,572		3,932	(6,516)	(436)	11,016
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$684,059	(a)	$392,776		$110,001	$126,070	$76,731	$19,495
Proceeds from sales of securities	232,641	(a)	300,906	(b)	57,696	201,769	83,723	65,302

(a)        Amounts include $281,209 and $138,143 of purchases and sales, respectively, of U.S. Government Securities.

(b)        Amounts include $13,748 of sales of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Operations
Net investment income (loss)	$(2,084)	$(832)	$(12,547)	$3,380	$12,819	$2,326
Net realized gain (loss)	6,317	(36,361)	8,575	(704)	(7,846)	10,532
Net change in unrealized appreciation (depreciation)	442	3,832	(13,017)	(4,571)	(17,684)	(2,217)
Net increase (decrease) in net assets from operations	4,675	(33,361)	(16,989)	(1,895)	(12,711)	10,641
Distributions to shareholders
From net investment income	(4,083)	—	(5,231)	(2,324)	(11,466)	(94)
From net realized gain	(3)	—	—	—	—	(1,094)
Total distributions to shareholders	(4,086)	—	(5,231)	(2,324)	(11,466)	(1,188)
Share transactions(1)
Proceeds from sale of shares	79,129	48,316	95,510	123,387	50,499	608,899
Proceeds in connection with acquisition	—	—	65,802	—	—	—
Reinvestment of distributions	4,086	—	5,231	2,324	11,466	1,188
Cost of shares redeemed	(47,743)	(144,993)	(119,621)	(91,447)	(92,329)	(81,511)
Change in net assets from share transactions	35,472	(96,677)	46,922	34,264	(30,364)	528,576
Change in net assets	36,061	(130,038)	24,702	30,045	(54,541)	538,029
Net assets beginning of year	192,626	179,950	436,751	88,511	355,629	112,930
Net assets end of year	$228,687	$49,912	$461,453	$118,556	$301,088	$650,959
Undistributed (excess of distributions over) net investment income (loss)	$4,161	$(300)	$(7,311)	$3,680	$12,681	$2,428

(1) Share transactions
Shares sold	7,864		7,275		9,217	11,111		5,180	51,689
Shares issued in connection with acquisition	—		—		6,268	—		—	—
Reinvestment of distributions	402		—		524	217		1,256	98
Shares redeemed	(4,722)		(21,917)		(11,670)	(8,253)		(9,589)	(6,903)
Change in shares	3,544		(14,642)		4,339	3,075		(3,153)	44,884
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$417,619	(b)	$39,774	(c)	$446,309	$214,768	(d)	$188,036	$584,526	(e)
Proceeds from sales of securities	442,376	(b)	146,149	(c)	438,558	171,616	(d)	240,764	158,255	(e)
Securities sold short covers	—		—		297,586	—		—	—
Securities sold short proceeds	—		—		264,773	—		—	—

(a)        Consolidated Statement of Changes in Net Assets.

(b)        Amounts include $417,619 and $442,376 of purchases and sales, respectively, of U.S. Government Securities.

(c)         Amounts include $17,515 and $33,671 of purchases and sales, respectively, of U.S. Government Securities.

(d)        Amounts include $120,252 and $95,792 of purchases and sales, respectively, of U.S. Government Securities.

(e)         Amounts include $380 and $372 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund (a)	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$1,180	$900	$(189)	$1,094
Net realized gain (loss)	5,553	(2,230)	(14,316)	1,652
Net change in unrealized appreciation (depreciation)	(4,701)	(1,360)	7,211	32,274
Net increase (decrease) in net assets from operations	2,032	(2,690)	(7,294)	35,020
Distributions to shareholders
From net investment income	(588)	(279)	(997)	(189)
From net realized gain	(3,137)	(522)	—	—
Total distributions to shareholders	(3,725)	(801)	(997)	(189)
Share transactions(1)
Proceeds from sale of shares	30,634	81,550	28,281	601,312
Proceeds in connection with acquisition	64,322	—	—	—
Reinvestment of distributions	3,725	801	997	189
Cost of shares redeemed	(35,752)	(13,416)	(75,638)	(66,476)
Change in net assets from share transactions	62,929	68,935	(46,360)	535,025
Change in net assets	61,236	65,444	(54,651)	569,856
Net assets beginning of year	61,463	82,804	81,447	233,928
Net assets end of year	$122,699	$148,248	$26,796	$803,784
Undistributed (excess of distributions over) net investment income (loss)	$1,170	$900	$27	$860

(1) Share transactions
Shares sold	2,131	7,117	6,959	56,507
Shares issued in connection with acquisition	4,833	—	—	—
Reinvestment of distributions	263	70	299	17
Shares redeemed	(2,550)	(1,157)	(17,215)	(6,005)
Change in shares	4,677	6,030	(9,957)	50,519
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$115,774	$97,689	$15,493	$620,138
Proceeds from sales of securities	56,811	30,831	61,052	99,656

(a)    Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian/AQR Risk Parity Fund (a)	Curian/ BlackRock Global Long Short Credit Fund	Curian/DFA U.S. Micro Cap Fund
Operations
Net investment income (loss)	$743	$1,647	$1,430	$(1,278)	$7,268	$(87)
Net realized gain (loss)	570	2,477	2,553	24,727	12,070	30,365
Net change in unrealized appreciation (depreciation)	462	783	257	2,421	(15,238)	(31,302)
Net increase (decrease) in net assets from operations	1,775	4,907	4,240	25,870	4,100	(1,024)
Distributions to shareholders
From net investment income	(387)	(769)	(632)	—	—	—
From net realized gain	(1,231)	(3,780)	(3,984)	(6,293)	—	(7,673)
Total distributions to shareholders	(1,618)	(4,549)	(4,616)	(6,293)	—	(7,673)
Share transactions(1)
Proceeds from sale of shares	22,413	44,644	48,424	109,513	96,825	53,944
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	1,618	4,549	4,616	6,293	—	7,673
Cost of shares redeemed	(10,476)	(17,362)	(22,590)	(271,559)	(132,637)	(138,035)
Change in net assets from share transactions	13,555	31,831	30,450	(155,753)	(35,812)	(76,418)
Change in net assets	13,712	32,189	30,074	(136,176)	(31,712)	(85,115)
Net assets beginning of year	37,509	88,092	74,997	311,716	413,201	178,330
Net assets end of year	$51,221	$120,281	$105,071	$175,540	$381,489	$93,215
Undistributed (excess of distributions over) net investment income (loss)	$762	$1,669	$1,428	$14,522	$17,559	$(37)

(1) Share transactions
Shares sold	2,003	3,728	3,862	10,182	9,421	3,857
Shares issued in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	145	379	368	592	—	583
Shares redeemed	(935)	(1,445)	(1,806)	(25,008)	(12,999)	(9,918)
Change in shares	1,213	2,662	2,424	(14,234)	(3,578)	(5,478)

(a)  Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

	Curian/ DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund	Curian/ FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund	Curian Focused U.S. Equity Fund
Operations
Net investment income (loss)	$28,058	$12,983	$1,771	$2,913	$215	$279
Net realized gain (loss)	(6,128)	7,922	748	(8,874)	(1,231)	522
Net change in unrealized appreciation (depreciation)	28,521	(1,667)	(263)	23,831	(3,006)	399
Net increase (decrease) in net assets from operations	50,451	19,238	2,256	17,870	(4,022)	1,200
Distributions to shareholders
From net investment income	(3,136)	—	—	(60)	—	(13)
From net realized gain	—	—	(1,026)	—	(35)	(25)
Total distributions to shareholders	(3,136)	—	(1,026)	(60)	(35)	(38)
Share transactions(1)
Proceeds from sale of shares	863,778	89,128	30,977	187,242	263,547	94,843
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	3,136	—	1,026	60	35	38
Cost of shares redeemed	(243,232)	(87,727)	(9,787)	(34,851)	(34,108)	(20,478)
Change in net assets from share transactions	623,682	1,401	22,216	152,451	229,474	74,403
Change in net assets	670,997	20,639	23,446	170,261	225,417	75,565
Net assets beginning of year	549,321	399,531	33,916	77,663	8,511	7,239
Net assets end of year	$1,220,318	$420,170	$57,362	$247,924	$233,928	$82,804
Undistributed (excess of distributions over) net investment income (loss)	$23,907	$19,670	$1,810	$2,912	$188	$279

(1) Share transactions
Shares sold	83,215	9,304	2,602	16,179	24,818	8,452
Shares issued in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	297	—	85	5	3	3
Shares redeemed	(23,502)	(9,124)	(826)	(2,959)	(3,191)	(1,821)
Change in shares	60,010	180	1,861	13,225	21,630	6,634

See accompanying Notes to Financial Statements.

	Curian/ Franklin Templeton Frontier Markets Fund	Curian/Lazard International Strategic Equity Fund	Curian Long Short Credit Fund	Curian/ Neuberger Berman Currency Fund	Curian/ Neuberger Berman Risk Balanced Commodity Strategy Fund (a) (b)	Curian/ Nicholas Convertible Arbitrage Fund
Operations
Net investment income (loss)	$3,292	$874	$11,668	$(1,400)	$(985)	$(14,657)
Net realized gain (loss)	11,382	(781)	(5,720)	4,975	(43,028)	3,424
Net change in unrealized appreciation (depreciation)	(28,557)	(2,002)	(10,726)	487	(3,446)	2,667
Net increase (decrease) in net assets from operations	(13,883)	(1,909)	(4,778)	4,062	(47,459)	(8,566)
Distributions to shareholders
From net investment income	(3,168)	—	(6,099)	—	—	(3,519)
From net realized gain	(5,895)	(53)	(5,403)	—	—	(7,704)
Total distributions to shareholders	(9,063)	(53)	(11,502)	—	—	(11,223)
Share transactions(1)
Proceeds from sale of shares	67,323	103,786	65,680	95,401	248,573	143,767
Proceeds in connection with acquisition	—	—	—	—	—	115,414
Reinvestment of distributions	9,063	53	11,502	—	—	11,223
Cost of shares redeemed	(148,457)	(17,071)	(99,625)	(71,728)	(21,164)	(52,320)
Change in net assets from share transactions	(72,071)	86,768	(22,443)	23,673	227,409	218,084
Change in net assets	(95,017)	84,806	(38,723)	27,735	179,950	198,295
Net assets beginning of year	166,588	39,055	394,352	164,891	—	238,456
Net assets end of year	$71,571	$123,861	$355,629	$192,626	$179,950	$436,751
Undistributed (excess of distributions over) net investment income (loss)	$3,102	$862	$11,470	$4,011	$(131)	$(6,108)

(1) Share transactions
Shares sold	5,511	8,933	6,393	9,456	25,492	13,431
Shares issued in connection with acquisition	—	—	—	—	—	10,710
Reinvestment of distributions	926	5	1,174	—	—	1,098
Shares redeemed	(12,301)	(1,471)	(9,688)	(7,269)	(2,250)	(4,906)
Change in shares	(5,864)	7,467	(2,121)	2,187	23,242	20,333

(a)  Period from April 28, 2014 (commencement of operations).

(b)  Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

	Curian/PIMCO Credit Income Fund	Curian/ T. Rowe Price Capital Appreciation Fund	Curian/The Boston Company Equity Income Fund	Curian/ Van Eck International Gold Fund (a)
Operations
Net investment income (loss)	$1,499	$533	$596	$(765)
Net realized gain (loss)	1,746	3,704	3,120	(33,927)
Net change in unrealized appreciation (depreciation)	1,339	3,613	1,662	37,918
Net increase (decrease) in net assets from operations	4,584	7,850	5,378	3,226
Distributions to shareholders
From net investment income	(34)	(620)	(41)	(230)
From net realized gain	—	(2,776)	(2,013)	—
Total distributions to shareholders	(34)	(3,396)	(2,054)	(230)
Share transactions(1)
Proceeds from sale of shares	63,547	89,098	29,217	122,300
Proceeds in connection with acquisition	—	—	—	—
Reinvestment of distributions	34	3,396	2,054	230
Cost of shares redeemed	(32,093)	(23,103)	(10,984)	(160,836)
Change in net assets from share transactions	31,488	69,391	20,287	(38,306)
Change in net assets	36,038	73,845	23,611	(35,310)
Net assets beginning of year	52,473	39,085	37,852	116,757
Net assets end of year	$88,511	$112,930	$61,463	$81,447
Undistributed (excess of distributions over) net investment income (loss)	$2,214	$(80)	$586	$461

(1) Share transactions
Shares sold	5,941	7,984	2,103	23,281
Shares issued in connection with acquisition	—	—	—	—
Reinvestment of distributions	3	296	142	52
Shares redeemed	(3,012)	(2,079)	(795)	(29,667)
Change in shares	2,932	6,201	1,450	(6,334)

(a)  Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions	Net Asset Value, End of Period		Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL Tactical ETF Conservative Fund(e)

12/31/2015	$11.09	$0.23	$(0.19)	$0.04	$(0.11)		$(0.08)	$10.94		0.28%	$81,690	151%	0.73%		1.14%		2.01%
12/31/2014	11.01	0.18	0.27	0.45	(0.09)		(0.28)	11.09		4.03	51,221	85	0.92		1.22		1.65
12/31/2013	10.34	0.14	0.54	0.68	—		(0.01)	11.01		6.60	37,509	124	0.92		1.22		1.27
12/31/2012 *	10.00	0.17	0.27	0.44	(0.08)		(0.02)	10.34		4.40	17,867	59	0.96		1.26		1.87
JNL Tactical ETF Moderate Fund(e)

12/31/2015	11.91	0.23	(0.20)	0.03	(0.11)		(0.16)	11.67		0.15	190,999	138	0.73		1.14		1.91
12/31/2014	11.84	0.19	0.35	0.54	(0.08)		(0.39)	11.91		4.53	120,281	88	0.92		1.22		1.55
12/31/2013	10.42	0.15	1.28	1.43	—		(0.01)	11.84		13.71	88,092	149	0.92		1.22		1.36
12/31/2012 *	10.00	0.20	0.33	0.53	(0.09)		(0.02)	10.42		5.32	24,683	54	0.96		1.26		2.22
JNL Tactical ETF Growth Fund(e)

12/31/2015	12.41	0.21	(0.20)	0.01	(0.13)		(0.23)	12.06		0.00	144,077	142	0.74		1.15		1.68
12/31/2014	12.41	0.19	0.38	0.57	(0.08)		(0.49)	12.41		4.56	105,071	105	0.92		1.22		1.54
12/31/2013	10.49	0.16	1.78	1.94	—		(0.02)	12.41		18.48	74,997	172	0.92		1.22		1.35
12/31/2012 *	10.00	0.22	0.41	0.63	(0.10)		(0.04)	10.49		6.28	22,321	99	0.96		1.26		2.39
JNL/AQR Risk Parity Fund(j)

12/31/2015	10.48	(0.10)	(0.82)	(0.92)	(3.63)		(4.47)	1.46	(l)	(10.31)	36,758	73	1.12		1.27		(1.10)
12/31/2014	10.06	(0.05)	0.86	0.81	—		(0.39)	10.48		7.95	175,540	17	1.13		1.33		(0.47)
12/31/2013 ^	10.00	(0.03)	0.09	0.06	—		—	10.06		0.60	311,716	69	1.14		1.34		(1.00)
JNL/BlackRock Global Long Short Credit Fund

12/31/2015	10.22	0.20	(0.33)	(0.13)	(0.51)		(0.07)	9.51		(1.35)	457,024	240	1.96	(f)	1.96	(f)	1.91
12/31/2014	10.10	0.20	(0.08)	0.12	—		—	10.22		1.19	381,489	223	2.19	(f)	2.19	(f)	1.95
12/31/2013 ‡	10.00	0.05	0.05	0.10	—		—	10.10		1.00	413,201	164	1.84	(f)	1.84	(f)	0.78
JNL/DFA U.S. Micro Cap Fund

12/31/2015	13.48	0.03	(0.48)	(0.45)	—		(4.73)	8.30	(l)	(4.84)	82,665	21	1.20		1.20		0.20
12/31/2014	14.39	(0.01)	0.28	0.27	—		(1.18)	13.48		2.05	93,215	19	1.27		1.27		(0.06)
12/31/2013	10.11	(0.01)	4.42	4.41	(0.07)		(0.06)	14.39		43.64	178,330	15	1.27		1.27		(0.10)
12/31/2012 †	10.00	0.06	0.05	0.11	—		—	10.11		1.10	135,711	3	1.31		1.31		2.12
JNL/DoubleLine Total Return Fund

12/31/2015	10.62	0.35	(0.17)	0.18	(0.15)		—	10.65		1.69	1,773,484	17	0.83		0.88		3.28
12/31/2014	10.00	0.33	0.32	0.65	(0.03)		—	10.62		6.49	1,220,318	14	0.85		0.97		3.18
12/31/2013 ^	10.00	0.07	(0.07)	0.00	—		—	10.00		0.00	549,321	17	0.85		0.97		2.27
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

12/31/2015	9.97	0.43	(0.23)	0.20	(0.63)		—	9.54		2.01	464,738	78	1.44	(f)	1.44	(f)	4.22
12/31/2014	9.52	0.32	0.13	0.45	—		—	9.97		4.73	420,170	91	1.59	(f)	1.59	(f)	3.26
12/31/2013 ‡	10.00	0.06	(0.54)	(0.48)	—		—	9.52		(4.80)	399,531	106	1.62	(f)	1.62	(f)	0.96
JNL/Epoch Global Shareholder Yield Fund

12/31/2015	11.83	0.37	(0.96)	(0.59)	(0.20)		(0.09)	10.95		(4.99)	96,086	62	1.09		1.09		3.14
12/31/2014	11.36	0.46	0.23	0.69	(0.00	)(g)	(0.22)	11.83		6.05	57,362	12	1.17		1.17		3.83
12/31/2013	10.58	0.39	2.06	2.45	(0.37)		(1.30)	11.36		23.33	33,916	110	1.17		1.17		3.26
12/31/2012 *	10.00	0.27	0.45	0.72	(0.14)		—	10.58		7.15	25,991	15	1.21		1.21		2.90

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from							Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period		Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/FAMCO Flex Core Covered Call Fund

12/31/2015	$12.35	$0.21	$(0.60)	$(0.39)	$(0.22)		$(0.15)		$11.59		(3.21)%	$157,104	53%	1.01%		1.01%		1.72%
12/31/2014	11.35	0.18	0.82	1.00	(0.00	)(g)	—		12.35		8.84	247,924	53	1.07		1.07		1.52
12/31/2013	10.20	0.20	1.10	1.30	(0.14)		(0.01)		11.35		12.71	77,663	106	1.07		1.07		1.83
12/31/2012 *	10.00	0.20	0.08	0.28	(0.08)		—		10.20		2.84	28,691	162	1.11		1.11		2.13
JNL/Lazard International Strategic Equity Fund

12/31/2015	11.43	0.11	0.40	0.51	(0.09)		—		11.85		4.41	123,226	63	1.20		1.20		0.91
12/31/2014	11.60	0.12	(0.28)	(0.16)	—		(0.01)		11.43		(1.42)	123,861	40	1.27		1.27		1.02
12/31/2013 ‡	10.00	0.00	1.60	1.60	—		—		11.60		16.00	39,055	39	1.27		1.27		0.02
JNL/Mellon Capital Frontier Markets 100 Index Fund

12/31/2015	9.40	0.12	(1.44)	(1.32)	(1.53)		(5.67)		0.88	(l)	(14.94)	16,344	79	1.70		1.70		1.79
12/31/2014	12.36	0.30	(2.11)	(1.81)	(0.40)		(0.75)		9.40		(14.98)	71,571	20	1.87		1.87		2.47
12/31/2013	10.44	0.24	1.68	1.92	—		—		12.36		18.39 (h)	166,588	15	1.87		1.87		2.15
12/31/2012 †	10.00	(0.02)	0.46	0.44	—		—		10.44		4.40	130,243	0	1.91		1.91		(0.57)
JNL/Neuberger Berman Currency Fund

12/31/2015	10.13	(0.10)	0.29	0.19	(0.18)		(0.00	)(g)	10.14		1.89	228,687	0	1.10		1.10		(0.97)
12/31/2014	9.80	(0.11)	0.44	0.33	—		—		10.13		3.37	192,626	0	1.17		1.17		(1.09)
12/31/2013	10.10	(0.11)	(0.08)	(0.19)	(0.11)		(0.00	)(g)	9.80		(1.91)	164,891	69	1.17		1.17		(1.07)
12/31/2012 †	10.00	(0.03)	0.13	0.10	—		—		10.10		1.00	225,986	25	1.21		1.21		(1.09)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(j)

12/31/2015	7.74	(0.04)	(1.90)	(1.94)	—		—		5.80		(25.06)	49,912	13	1.01		1.01		(0.63)
12/31/2014 ¥	10.00	(0.05)	(2.21)	(2.26)	—		—		7.74		(22.60)	179,950	49	1.07		1.07		(0.80)
JNL/Nicholas Convertible Arbitrage Fund

12/31/2015	10.17	(0.28)	(0.02)	(0.30)	(0.11)		—		9.76		(2.96)	461,453	113	1.59	(f)	1.59	(f)	(2.70)
12/31/2014	10.55	(0.42)	0.30	(0.12)	(0.08)		(0.18)		10.17		(1.07)	436,751	116	1.84	(f)	1.84	(f)	(3.98)
12/31/2013	10.26	(0.25)	0.59	0.34	(0.00	)(g)	(0.05)		10.55		3.35	238,456	150	1.88	(f)	1.88	(f)	(2.39)
12/31/2012 *	10.00	(0.36)	0.62	0.26	—		—		10.26		2.60	204,528	139	2.50	(f)	2.50	(f)	(3.99)
JNL/PIMCO Credit Income Fund

12/31/2015	10.94	0.29	(0.39)	(0.10)	(0.22)		—		10.62		(0.95)	118,556	145	0.81		0.81		2.65
12/31/2014	10.17	0.23	0.54	0.77	(0.00	)(g)	—		10.94		7.61	88,511	100	0.87		0.87		2.16
12/31/2013	10.54	0.17	(0.35)	(0.18)	(0.19)		(0.00	)(g)	10.17		(1.70)	52,473	103	0.97		0.97		1.67
12/31/2012 *	10.00	0.16	0.51	0.67	(0.11)		(0.02)		10.54		6.68	33,519	79	1.01		1.01		1.71
JNL/PPM America Long Short Credit Fund

12/31/2015	9.70	0.37	(0.73)	(0.36)	(0.35)		—		8.99		(3.74)	301,088	60	1.10		1.35		3.86
12/31/2014	10.17	0.32	(0.47)	(0.15)	(0.17)		(0.15)		9.70		(1.43)	355,629	94	1.42		1.42		3.10
12/31/2013 ‡	10.00	0.19	(0.02)	0.17	—		—		10.17		1.70	394,352	92	1.42		1.42		2.83
JNL/T. Rowe Price Capital Appreciation Fund

12/31/2015	11.38	0.10	0.42	0.52	(0.00	)(g)	(0.02)		11.88		4.60	650,959	69	1.03	(k)	1.08		0.87
12/31/2014	10.51	0.09	1.13	1.22	(0.06)		(0.29)		11.38		11.63	112,930	82	1.03	(k)	1.17		0.79
12/31/2013 ^	10.00	0.02	0.52	0.54	(0.03)		(0.00	)(g)	10.51		5.45	39,085	11	1.03		1.16		0.79

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/The Boston Company Equity Income Fund

12/31/2015	$14.36	$0.21	$(0.44)	$(0.23)	$(0.07)		$(0.36)		$13.70	(1.72)%	$122,699	70%	0.94%	0.94%	1.47%
12/31/2014	13.38	0.17	1.32	1.49	(0.01)		(0.50)		14.36	11.07	61,463	47	1.02	1.02	1.21
12/31/2013	10.70	0.18	3.76	3.94	(0.14)		(1.12)		13.38	36.82	37,852	102	1.02	1.02	1.43
12/31/2012 *	10.00	0.21	0.64	0.85	(0.12)		(0.03)		10.70	8.49	16,670	45	1.06	1.06	2.28
JNL/The London Company Focused U.S. Equity Fund

12/31/2015	11.35	0.09	(0.25)	(0.16)	(0.02)		(0.04)		11.13	(1.42)	148,248	27	1.05	1.09	0.77
12/31/2014	10.97	0.07	0.31	0.38	(0.00	)(g)	(0.00	)(g)	11.35	3.52	82,804	14	1.06	1.17	0.66
12/31/2013 ^	10.00	0.02	0.95	0.97	—		—		10.97	9.70	7,239	3	1.06	1.17	0.52
JNL/Van Eck International Gold Fund(i)

12/31/2015	4.39	(0.02)	(1.14)	(1.16)	(0.12)		—		3.11	(26.59)	26,796	37	1.22	1.22	(0.45)
12/31/2014	4.69	(0.03)	(0.26)	(0.29)	(0.01)		—		4.39	(6.13)	81,447	55	1.27	1.27	(0.62)
12/31/2013	9.02	(0.02)	(4.30)	(4.32)	(0.01)		—		4.69	(47.90)	116,757	33	1.29	1.29	(0.31)
12/31/2012 †	10.00	(0.02)	(0.96)	(0.98)	—		—		9.02	(9.80)	98,607	1	1.31	1.31	(0.72)
JNL/WCM Focused International Equity Fund

12/31/2015	10.42	0.03	0.57	0.60	(0.00	)(g)	—		11.02	5.78	803,784	26	1.18	1.18	0.28
12/31/2014	10.52	0.02	(0.12)	(0.10)	—		(0.00	)(g)	10.42	(0.94)	233,928	18	1.25	1.27	0.19
12/31/2013 ^	10.00	(0.01)	0.53	0.52	—		—		10.52	5.20	8,511	10	1.25	1.27	(0.49)

*  Commenced operations on February 6, 2012.

†  Commenced operations on September 10, 2012.

‡  Commenced operations on April 29, 2013.

^  Commenced operations on September 16, 2013.

¥  Commenced operations on April 28, 2014.

(a)         Annualized for periods less than one year.

(b)         Per share data calculated using average shares method.

(c)          Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)         Portfolio turnover is not annualized for periods of less than one year.  Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(e)          Ratios of net investment income and expenses to average net assets do not include the impact of the underlying funds’ expenses.

(f)            The ratio of net expenses and total expenses to average net assets without dividend on securities sold short, short holdings borrowing fees and interest expense was as follows for the period indicated:

	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/BlackRock Global Long Short Credit Fund	1.35%	1.43%	1.42%	N/A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1.36	1.43	1.43	N/A
JNL/Nicholas Convertible Arbitrage Fund	1.25	1.31	1.32	1.36%

(g)         Amount represents less than $0.005.

(h)         Total return for the JNL/Mellon Capital Frontier Markets 100 Index Fund includes a reimbursement from the sub-adviser due to certain investment losses.  The return without the reimbursement was 18.30%.

(i)            Consolidated Financial Statements starting year ended December 31, 2013.

(j)            Consolidated Financial Statements since commencement of operations.

(k)          The ratio of net expenses to average net assets for JNL/T. Rowe Price Capital Appreciation Fund includes a reimbursement of 0.01% for advisory fees waived by the sub-adviser related to advisory fees earned on an affiliated investment held by the Fund.

(l)            The Net Asset Value for the year ended December 31, 2015 has decreased due to significant distributions paid by the Fund during the year.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 1.  ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended April 27, 2015.  Prior to April 27, 2015, the Trust’s name was Curian Variable Series Trust.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2015 consisted of thirty-four (34) separate funds.  Information in these financial statements pertains to twenty-two (22) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below.  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Effective April 27, 2015, Jackson National Asset Management, LLC (“JNAM”, the “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds.  Prior to April 27, 2015, Curian Capital, LLC (“Curian”), a wholly-owned subsidiary of Jackson, served as investment adviser and administrator to the Funds.  Jackson is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to Jackson and its separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies.  Shares may also be sold directly to Jackson and to other affiliated funds.  The Funds and each Fund’s Sub-Advisers are:

Fund:	Sub-Adviser(s):
JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, JNL Tactical ETF Growth Fund. The funds are collectively known as “JNL Tactical ETF Funds”.	Mellon Capital Management Corporation
JNL/AQR Risk Parity Fund	AQR Capital Management, LLC
JNL/BlackRock Global Long Short Credit Fund	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore), LLC
JNL/DFA U.S. Micro Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Total Return Fund	DoubleLine Capital LP
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management
JNL/Epoch Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
JNL/FAMCO Flex Core Covered Call Fund	Ziegler Capital Management, LLC
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Mellon Capital Frontier Markets 100 Index Fund	Mellon Capital Management Corporation
JNL/Neuberger Berman Currency Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	Neuberger Berman Fixed Income LLC
JNL/Nicholas Convertible Arbitrage Fund	Nicholas Investment Partners, L.P.
JNL/PIMCO Credit Income Fund	Pacific Investment Management Company LLC
JNL/PPM America Long Short Credit Fund	PPM America, Inc.*
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
JNL/The Boston Company Equity Income Fund	The Boston Company Asset Management LLC
JNL/The London Company Focused U.S. Equity Fund	The London Company of Virginia, LLC
JNL/Van Eck International Gold Fund	Van Eck Associates Corporation
JNL/WCM Focused International Equity Fund	WCM Investment Management

* PPM America, Inc. is an affiliate of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds:  JNL Tactical ETF Funds, JNL/AQR Risk Parity Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Mellon Capital Frontier Markets 100 Index Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/Van Eck International Gold Fund and JNL/WCM Focused International Equity Fund.

Effective April 27, 2015, each Fund’s name was changed as follows:

Prior to April 27, 2015 Fund Name:	Effective April 27, 2015 Fund Name:
Curian Tactical Advantage 35 Fund	JNL Tactical ETF Conservative Fund
Curian Tactical Advantage 60 Fund	JNL Tactical ETF Moderate Fund
Curian Tactical Advantage 75 Fund	JNL Tactical ETF Growth Fund
Curian/AQR Risk Parity Fund	JNL/AQR Risk Parity Fund
Curian/BlackRock Global Long Short Credit Fund	JNL/BlackRock Global Long Short Credit Fund
Curian/DFA U.S. Micro Cap Fund	JNL/DFA U.S. Micro Cap Fund
Curian/DoubleLine Total Return Fund	JNL/DoubleLine Total Return Fund
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Prior to April 27, 2015 Fund Name:	Effective April 27, 2015 Fund Name:
Curain/Epoch Global Shareholder Yield Fund	JNL/Epoch Global Shareholder Yield Fund
Curian/FAMCO Flex Core Covered Call Fund	JNL/FAMCO Flex Core Covered Call Fund
Curian/Franklin Templeton Frontier Markets Fund	JNL/Franklin Templeton Frontier Markets Fund
Curian/Lazard International Strategic Equity Fund	JNL/Lazard International Strategic Equity Fund
Curian/Neuberger Berman Currency Fund	JNL/Neuberger Berman Currency Fund
Curian/Neuberger Berman Risked Balanced Commodity Strategy Fund	JNL/Neuberger Berman Risked Balanced Commodity Strategy Fund
Curian/Nicholas Convertible Arbitrage Fund	JNL/Nicholas Convertible Arbitrage Fund
Curian/PIMCO Credit Income Fund	JNL/PIMCO Credit Income Fund
Curian Long Short Credit Income Fund	JNL/PPM America Long Short Credit Fund
Curian/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Capital Appreciation Fund
Curian/The Boston Company Equity Income Fund	JNL/The Boston Company Equity Income Fund
Curian Focused U.S. Equity Fund	JNL/The London Company Focused U.S. Equity Fund
Curian/Van Eck International Gold Fund	JNL/Van Eck International Gold Fund
Curian Focused International Equity Fund	JNL/WCM Focused International Equity Fund

Effective September 28, 2015, the Sub-Adviser for JNL/Franklin Templeton Frontier Markets Fund was changed from Templeton Asset Management Ltd. to Mellon Capital Corporation.  The name of the Fund was changed to JNL/Mellon Capital Frontier Markets 100 Index Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on an exchange are generally valued at the exchange’s settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.  OTC derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Advisers’ Pricing

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Pricing Committee may utilize pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.  When a capital gains tax is determined to apply, a Fund will record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Basis of Consolidation - The accompanying financial statements and Schedules of Investments for the Funds in the summary below have each been consolidated to include the account of each respective Subsidiary indicated.  Each Subsidiary is a wholly-owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral.  Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information.  Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated.  Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund.  The summary below provides additional information (in thousands, where applicable) for each Subsidiary.

		At December 31, 2015			For the year ended December 31, 2015
	Date Subsidiary Established	Subsidiary Net Assets	Subsidiary Percentage of Fund Net Assets	Subsidiary Net Unrealized Appreciation (Depreciation)	Subsidiary Net Investment Loss	Subsidiary Net Realized Gain	Subsidiary Net Change in Unrealized Appreciation (Depreciation)	Subsidiary Net Change in Net Assets From Operations
JNL/AQR Risk Parity Fund
JNL/AQR Risk Parity Fund Ltd.	04/23/13	$5,627	15.31%	$(348)	$(188)	$(10,332)	$2,575	$(7,945)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.	03/07/14	7,923	15.87	474	(168)	(36,279)	3,772	(32,675)
JNL/Van Eck International Gold Fund
JNL/Van Eck International Gold Fund Ltd.	04/23/13	107	0.40	—	(8)	(230)	—	(238)

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014 and the required disclosures were incorporated into this report.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs, including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts that are priced based on single source broker quotes; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches, including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2015 by valuation level.  For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL Tactical ETF Conservative Fund
Investment Companies	$79,418	$—	$—	$79,418
Short Term Investments	8,545	—	—	8,545
Fund Total	$87,963	$—	$—	$87,963
JNL Tactical ETF Moderate Fund
Investment Companies	$187,234	$—	$—	$187,234
Short Term Investments	22,753	—	—	22,753
Fund Total	$209,987	$—	$—	$209,987
JNL Tactical ETF Growth Fund
Investment Companies	$142,042	$—	$—	$142,042
Short Term Investments	22,933	—	—	22,933
Fund Total	$164,975	$—	$—	$164,975
JNL/AQR Risk Parity Fund
Government and Agency Obligations	$—	$10,552	$—	$10,552
Short Term Investments	15,629	9,646	—	25,275
Fund Total	$15,629	$20,198	$—	$35,827
JNL/BlackRock Global Long Short Credit Fund
Common Stocks	$3,524	$525	$—	$4,049
Non-U.S. Government Agency ABS	—	55,092	2,645	57,737
Corporate Bonds and Notes	—	212,092	1,759	213,851
Government and Agency Obligations	—	17,734	—	17,734
Trust Preferreds	2,539	—	—	2,539
Preferred Stocks	2,259	—	—	2,259
Purchased Options	259	193	—	452
Variable Rate Senior Loan Interests	—	45,874	3,241	49,115
Short Term Investments	101,147	84,420	—	185,567
Fund Total	$109,728	$415,930	$7,645	$533,303
JNL/DFA U.S. Micro Cap Fund
Common Stocks	$82,470	$—	$—	$82,470
Corporate Bonds and Notes	—	7	—	7
Short Term Investments	8,547	—	—	8,547
Fund Total	$91,017	$7	$—	$91,024
JNL/DoubleLine Total Return Fund
Non-U.S. Government Agency ABS	$—	$744,972	$—	$744,972
Government and Agency Obligations	—	834,023	—	834,023
Short Term Investments	188,761	—	—	188,761
Fund Total	$188,761	$1,578,995	$—	$1,767,756
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Common Stocks
Iceland	$3,699	$1,021	$—	$4,720
Romania	2,220	346	—	2,566
Singapore	—	2,584	—	2,584
Corporate Bonds and Notes	—	9,695	—	9,695
Government and Agency Obligations	—	321,283	—	321,283
Investment Companies	—	1,947	—	1,947
Purchased Options	—	3,713	—	3,713
Variable Rate Senior Loan Interests	—	—	5,828	5,828
Short Term Investments	42,896	50,778	—	93,674
Fund Total	$48,815	$391,367	$5,828	$446,010
JNL/Epoch Global Shareholder Yield Fund
Common Stocks
Consumer Discretionary	$2,587	$1,775	$—	$4,362
Consumer Staples	7,867	5,137	—	13,004
Energy	4,890	2,621	—	7,511
Financials	5,711	9,698	—	15,409
Health Care	3,577	3,156	—	6,733
Industrials	4,171	4,818	—	8,989
Information Technology	4,675	—	—	4,675
Materials	2,452	1,613	—	4,065
Telecommunication Services	8,789	5,758	—	14,547
Utilities	8,856	5,649	—	14,505
Short Term Investments	4,899	—	—	4,899
Fund Total	$58,474	$40,225	$—	$98,699
JNL/FAMCO Flex Core Covered Call Fund
Common Stocks	$157,160	$—	$—	$157,160
Short Term Investments	1,788	—	—	1,788
Fund Total	$158,948	$—	$—	$158,948

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/Lazard International Strategic Equity Fund
Common Stocks	$12,933	$103,251	$—	$116,184
Short Term Investments	12,122	—	—	12,122
Fund Total	$25,055	$103,251	$—	$128,306
JNL/Mellon Capital Frontier Markets 100 Index Fund
Common Stocks	$10,924	$3,903	$—	$14,827
Investment Companies	1,146	—	—	1,146
Short Term Investments	816	30	—	846
Fund Total	$12,886	$3,933	$—	$16,819
JNL/Neuberger Berman Currency Fund
Government and Agency Obligations	$—	$156,781	$—	$156,781
Short Term Investments	37,984	62,154	—	100,138
Fund Total	$37,984	$218,935	$—	$256,919
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Non-U.S. Government Agency ABS	$—	$14,826	$—	$14,826
Corporate Bonds and Notes	—	23,612	—	23,612
Government and Agency Obligations	—	1,600	—	1,600
Short Term Investments	2,128	8,197	—	10,325
Fund Total	$2,128	$48,235	$—	$50,363
JNL/Nicholas Convertible Arbitrage Fund
Preferred Stocks	$45,016	$1,475	$—	$46,491
Investment Companies	2,404	—	—	2,404
Corporate Bonds and Notes	—	379,057	—	379,057
Short Term Investments	26,086	—	—	26,086
Fund Total	$73,506	$380,532	$—	$454,038
JNL/PIMCO Credit Income Fund
Non-U.S. Government Agency ABS	$—	$4,791	$—	$4,791
Corporate Bonds and Notes	—	72,721	—	72,721
Variable Rate Senior Loan Interests	—	6,150	—	6,150
Government and Agency Obligations	—	38,774	—	38,774
Preferred Stocks	42	303	—	345
Purchased Options	—	108	—	108
Trust Preferreds	11	—	—	11
Short Term Investments	—	1,070	—	1,070
Fund Total	$53	$123,917	$—	$123,970
JNL/PPM America Long Short Credit Fund
Non-U.S. Government Agency ABS	$—	$8,215	$—	$8,215
Corporate Bonds and Notes	—	205,168	—	205,168
Variable Rate Senior Loan Interests	—	58,281	1,053	59,334
Preferred Stocks	2,909	—	—	2,909
Investment Companies	331	—	—	331
Short Term Investments	20,166	—	—	20,166
Fund Total	$23,406	$271,664	$1,053	$296,123
JNL/T. Rowe Price Capital Appreciation Fund
Common Stocks	$375,525	$5,107	$—	$380,632
Preferred Stocks	10,020	—	—	10,020
Trust Preferreds	2,499	—	—	2,499
Investment Companies	1,032	—	—	1,032
Non-U.S. Government Agency ABS	—	306	—	306
Corporate Bonds and Notes	—	109,244	—	109,244
Government and Agency Obligations	—	690	—	690
Variable Rate Senior Loan Interests	—	24,792	—	24,792
Short Term Investments	142,739	—	—	142,739
Fund Total	$531,815	$140,139	$—	$671,954
JNL/The Boston Company Equity Income Fund
Common Stocks	$121,060	$—	$—	$121,060
Short Term Investments	3,589	—	—	3,589
Fund Total	$124,649	$—	$—	$124,649
JNL/The London Company Focused U.S. Equity Fund
Common Stocks	$142,927	$—	$—	$142,927
Short Term Investments	10,951	—	—	10,951
Fund Total	$153,878	$—	$—	$153,878
JNL/Van Eck International Gold Fund
Common Stocks	$22,188	$3,906	$—	$26,094
Short Term Investments	3,673	—	—	3,673
Fund Total	$25,861	$3,906	$—	$29,767

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/WCM Focused International Equity Fund
Common Stocks
Australia	$—	$26,470	$—	$26,470
Canada	43,743	—	—	43,743
China	27,248	28,340	—	55,588
Denmark	36,822	84,771	—	121,593
France	—	20,526	—	20,526
India	16,189	—	—	16,189
Ireland	27,958	—	—	27,958
Japan	—	72,330	—	72,330
Mexico	15,124	—	—	15,124
Netherlands	51,677	—	—	51,677
Russian Federation	14,379	—	—	14,379
South Africa	—	8,298	—	8,298
Spain	—	12,857	—	12,857
Switzerland	34,870	67,232	—	102,102
Taiwan	42,947	—	—	42,947
United Kingdom	24,689	80,845	—	105,534
United States of America	41,973	—	—	41,973
Short Term Investments	51,286	—	—	51,286
Fund Total	$428,905	$401,669	$—	$830,574

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
JNL/BlackRock Global Long Short Credit Fund
Corporate Bonds and Notes	$—	$(57,703)	$—	$(57,703)
Government and Agency Obligations	—	(25,752)	—	(25,752)
Fund Total	$—	$(83,455)	$—	$(83,455)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Government and Agency Obligations	$—	$(8,273)	$—	$(8,273)
Variable Rate Senior Loan Interests(1)	—	—	(1)	(1)
Fund Total	$	$(8,273)	$(1)	$(8,274)
JNL/Nicholas Convertible Arbitrage Fund
Common Stocks	$(166,750)	$—	$—	$(166,750)
Investment Companies	(3,843)	—	—	(3,843)
Fund Total	$(170,593)	$—	$—	$(170,593)

(1)Unfunded loan commitment in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund is not reflected in the Schedules of Investments.  Unrealized depreciation is reflected as a liability in the table.  See Unfunded Loan Commitments in these Notes to Financial Statements.

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/AQR Risk Parity Fund
Open Futures Contracts	$248	$—	$—	$248
Open Forward Foreign Currency Contracts	—	71	—	71
OTC Total Return Swap Agreements	—	10	—	10
Fund Total	$248	$81	$—	$329
JNL/BlackRock Global Long Short Credit Fund
Open Futures Contracts	$271	$—	$—	$271
Open Forward Foreign Currency Contracts	—	1,031	—	1,031
Centrally Cleared Interest Rate Swap Agreements	—	31	—	31
OTC Credit Default Swap Agreements	—	1,040	—	1,040
Centrally Cleared Credit Default Swap Agreements	—	177	—	177
OTC Contracts for Difference	—	249	—	249
OTC Total Return Swap Agreements	—	235	—	235
Fund Total	$271	$2,763	$—	$3,034
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Open Futures Contracts	$632	$—	$—	$632
Open Forward Foreign Currency Contracts	—	8,709	—	8,709
OTC Interest Rate Swap Agreements	—	2,747	—	2,747
Centrally Cleared Interest Rate Swap Agreements	—	1,152	—	1,152
OTC Credit Default Swap Agreements	—	1,909	—	1,909
Fund Total	$632	$14,517	$—	$15,149
JNL/Lazard International Strategic Equity Fund
Open Forward Foreign Currency Contracts	$—	$1	$—	$1
Fund Total	$—	$1	$—	$1
JNL/Mellon Capital Frontier Markets 100 Index Fund
Open Futures Contracts	$10	$—	$—	$10
Fund Total	$10	$—	$—	$10
JNL/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$3,612	$—	$3,612
Fund Total	$—	$3,612	$—	$3,612

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Open Futures Contracts	$917	$—	$—	$917
Fund Total	$917	$—	$—	$917
JNL/PIMCO Credit Income Fund
Open Futures Contracts	$22	$—	$—	$22
Open Forward Foreign Currency Contracts	—	202	—	202
Centrally Cleared Interest Rate Swap Agreements	—	128	—	128
OTC Credit Default Swap Agreements	—	81	—	81
Fund Total	$22	$411	$—	$433
JNL/PPM America Long Short Credit Fund
Open Futures Contracts	$446	$—	$—	$446
OTC Credit Default Swap Agreements	—	928	—	928
Fund Total	$446	$928	$—	$1,374

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/AQR Risk Parity Fund
Open Futures Contracts	$(583)	$—	$—	$(583)
Open Forward Foreign Currency Contracts	—	(342)	—	(342)
OTC Total Return Swap Agreements	—	(61)	—	(61)
Fund Total	$(583)	$(403)	$—	$(986)
JNL/BlackRock Global Long Short Credit Fund
Written Options	$(40)	$—	$—	$(40)
Exchange Traded Futures Options	(2)	—	—	(2)
Open Futures Contracts	(119)	—	—	(119)
Open Forward Foreign Currency Contracts	—	(3,411)	—	(3,411)
Centrally Cleared Interest Rate Swap Agreements	—	(273)	—	(273)
OTC Credit Default Swap Agreements	—	(4,324)	—	(4,324)
Centrally Cleared Credit Default Swap Agreements	—	(143)	—	(143)
OTC Contracts for Difference	—	(36)	—	(36)
OTC Total Return Swap Agreements	—	(167)	—	(167)
Fund Total	$(161)	$(8,354)	$—	$(8,515)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Written Options	$—	$(2,237)	$—	$(2,237)
Open Futures Contracts	(382)	—	—	(382)
Open Forward Foreign Currency Contracts	—	(7,005)	—	(7,005)
OTC Interest Rate Swap Agreements	—	(5,839)	—	(5,839)
Centrally Cleared Interest Rate Swap Agreements	—	(724)	—	(724)
OTC Cross Currency Swap Agreements	—	(793)	—	(793)
OTC Credit Default Swap Agreements	—	(2,732)	—	(2,732)
Fund Total	$(382)	$(19,330)	$—	$(19,712)
JNL/FAMCO Flex Core Covered Call Fund
Written Options	$(1,943)	$—	$—	$(1,943)
Fund Total	$(1,943)	$—	$—	$(1,943)
JNL/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$(3,102)	$—	$(3,102)
Fund Total	$—	$(3,102)	$—	$(3,102)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Open Futures Contracts	$(444)	$—	$—	$(444)
Fund Total	$(444)	$—	$—	$(444)
JNL/PIMCO Credit Income Fund
Written Options	$—	$(185)	$—	$(185)
Open Futures Contracts	(59)	—	—	(59)
Open Forward Foreign Currency Contracts	—	(189)	—	(189)
OTC Interest Rate Swap Agreements	—	(139)	—	(139)
Centrally Cleared Interest Rate Swap Agreements	—	(128)	—	(128)
OTC Credit Default Swap Agreements	—	(465)	—	(465)
Centrally Cleared Credit Default Swap Agreements	—	(186)	—	(186)
Fund Total	$(59)	$(1,292)	$—	$(1,351)
JNL/PPM America Long Short Credit Fund
Open Futures Contracts	$(124)	$—	$—	$(124)
OTC Credit Default Swap Agreements	—	(287)	—	(287)
Fund Total	$(124)	$(287)	$—	$(411)
JNL/T. Rowe Price Capital Appreciation Fund
Written Options	$(29)	$(904)	$—	$(933)
Fund Total	$(29)	$(904)	$—	$(933)

(1)All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2015.

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/Lazard International Strategic Equity Fund
Common Stocks	$—	$3,931
JNL/Mellon Capital Frontier Markets 100 Index Fund
Common Stocks	9,673	2,150

The following table is a rollforward of Level 3 investments (in thousands) by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2015:

	Balance at Beginning of Period	Transfers into Level 3 During the Period(2)		Transfers out of Level 3 During the Period(2)		Total Realized and Change in Unrealized Gain/(Loss)	Purchases		(Sales)	Balance at End of Period	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period(1)
JNL/DoubleLine Total Return Fund
Non-U.S. Government Agency ABS	$—	$—		$(20,134	)(3)	$—	$20,134	(3)	$—	$—	$—
U.S. Government Agency MBS	—	—		(60,680	)(4)	—	60,680	(4)	—	—	—
Fund Total	$—	$—		$(80,814)		$—	$80,814		$—	$—	$—
JNL/Mellon Capital Frontier Markets 100 Index Fund
Participatory Notes	$—	$1,058	(5)	$(1,058	)(5)	$—	$—		$—	$—	$—

(1)             Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2015.

(2)             There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2015 other than those noted.

(3)             During the year, the valuation of the Non-U.S. Government Agency ABS held in JNL/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation.  The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued using a single source broker quote and considered a Level 3 valuation.

(4)             During the year, the valuations of the U.S. Government Agency MBS held in JNL/DoubleLine Total Return Fund were transferred from a Level 3 valuation to a Level 2 valuation.  The securities are currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously they were valued using a single source broker quote and considered a Level 3 valuation.

(5)             During the year, trading was halted for the participatory note held in JNL/Mellon Capital Frontier Markets 100 Index Fund and the participatory note was valued at the last trade price and was considered a Level 3 valuation.  The participatory note resumed trading during the period and is considered a Level 2 valuation based on the application of a statistical fair value price.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - All Funds participate in agency based securities lending programs.  Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives either cash or non- cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows:  U.S. equities — 102%, U.S. corporate fixed income — 102%, U.S. government fixed income — 102%, international equities — 105%, international corporate fixed income — 105%, sovereign fixed income — 102%, and asset backed investments — 102%.  Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.  The duration of each loan is determined by the agent and borrower and generally may be terminated at any time.  Certain loans may be negotiated to mature on a specified date.  The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower.  A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent.  For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned.  The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S., UK and certain Eurozone government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgaged back securities.  For non-cash collateral, the Fund receives lending fees negotiated with the borrower.  The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (“Custodians”) each serve as securities lending agent to the Funds for which they are Custodian.  For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser, or in other market funds and overnight repurchase agreements which are collateralized fully by U.S. government and agency securities.  Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act which governs money market funds.  The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds.  Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value.  For the Funds for which State Street is the securities lending agent, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open end management company registered under the 1940 Act.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities.  Each Fund’s net exposure is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.  Certain Funds receive non-cash collateral in the form of securities, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements.”  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty.  In certain repurchase agreements, the Fund takes possession of the underlying debt obligation.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees.  In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities.  Interest paid is recorded as interest expense to the Fund.  The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.  In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.  A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2015, were as follows:  JNL/BlackRock Global Long Short Credit Fund, $10,044 and 0.16%, respectively, for 161 days outstanding, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, $1,354 and 0.01%, respectively, for 34 days outstanding; and JNL/PIMCO Credit Income Fund, $2,536 and 0.10%, respectively, for 8 days outstanding.  The Funds did not have any reverse repurchase agreements outstanding on December 31, 2015.

Delayed-Delivery Securities - Certain Funds may purchase or sell securities on a delayed-delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities.  When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss.  When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar or treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or treasury roll transaction.  During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or treasury securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The JNL/PIMCO Credit Income Fund had treasury roll transactions during the year.  The average daily balance (in thousands) and weighted average interest rate for treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2015, were $10,259 and 0.15%, respectively, for 223 days outstanding.  The following table details outstanding treasury roll transactions (in thousands) at December 31, 2015:

	Security Type	Counterparty	Borrowing Rate	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable
JNL/PIMCO Credit Income Fund	United States Treasury Obligation	BCL	0.40%	01/12/2016	$4,710

At December 31, 2015, JNL/PIMCO Credit Income Fund had $4 of deferred income (in thousands) included in payable for treasury roll transactions on the Statement of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.  Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans - Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date.  Interest income on these loans is accrued based on the terms of the securities.  Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short - Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions.  When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer.  The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan.  Until the Fund closes its short position, the lending broker requires assets to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation.  A Fund is obligated to deliver securities at the market price at the time the short position is closed.  If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain.  A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities - Certain Funds may invest in fixed-income securities which are convertible into common stock.  Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities.  By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.  A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Master Limited Partnerships - Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Unfunded Loan Commitments - Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded.  The Fund is obligated to fund these loan commitments at the borrowers’ discretion.  Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily.  Funded portions of credit agreements are presented in the Schedules of Investments.  The following table details unfunded loan commitments (in thousands) at December 31, 2015:

	Unfunded Commitment	Depreciation
JNL/Blackrock Global Long Short Credit Fund
Texas Competitive Electricity Holdings Term Loan *	$4,450	$—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Ethiopian Railways Corp. Term Loan, 4.23%, 08/01/21	28	(1)

*Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees.  Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs.  See FASB ASC Topic 820 “Fair Value Measurement” in these Notes to Financial Statements.

Net unrealized depreciation on unfunded commitments is reflected in payable for investment securities purchased in the Statements of Assets and Liabilities and net change in unrealized depreciation on investments in the Statements of Operations.

NOTE 5.  INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement.  U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.  Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and treasury roll transactions between a Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.  Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.  In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.   Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from, or pays to, the counterparty an amount of cash, in most circumstances, equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements - Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties.  The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement.  These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default and termination.  Margin and securities delivered as collateral are typically in the

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

possession of the prime broker and offset any obligations due to the prime broker.  In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”).  An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option.  Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss.  Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.  OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark, floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate and floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements - Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies.  The notional amounts are typically determined based on the spot exchange rates at the inception of the trade.  Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate.  A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap.  If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event.)

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which a Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Total Return Swap Agreements - Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities.  To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.  A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive.  Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate.  To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty.  A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Contracts for Difference - Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The Fund entered into CFDs where the underlying instrument was a specified security.  The Fund can take either a short or long position on the underlying instrument.  CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  A realized gain or loss is recorded at termination of the contract.   There is no expiration date to the contract, but a CFD is typically terminated by the buyer.  A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract.  If the counterparty is unable to make payments, the value of the contract may be reduced.

Non-Deliverable Bond Forward Contracts - A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date.  Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  A realized gain or loss is recorded upon termination of the contract.  The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform.  These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security.  The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk.  The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2015.  Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements.  (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2015.  For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.  Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table.  (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2015.

JNL/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates, to gain exposure to certain markets, to manage cash flows, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities and commodities.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging.  The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure

	Commodity	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$46	$1	$—	$49	$96
Forward foreign currency contracts	—	—	71	—	71
Unrealized appreciation on OTC swap agreements	2	8	—	—	10
	$48	$9	$71	$49	$177

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure (continued)

	Commodity	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015: (continued)
Liabilities:
Variation margin on financial derivative instruments	$168	$63	$—	$5	$236
Forward foreign currency contracts	—	—	342	—	342
Unrealized depreciation on OTC swap agreements	34	27	—	—	61
	$202	$90	$342	$5	$639
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$(1,852)	$(540)	$—	$1,617	$(775)
Foreign currency related items	—	—	469	—	469
Futures contracts	(8,482)	1,376	—	2,832	(4,274)
	$(10,334)	$836	$469	$4,449	$(4,580)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$1,537	$(173)	$—	$(993)	$371
Foreign currency related items	—	—	(177)	—	(177)
Futures contracts and centrally cleared swap agreements	1,036	(1,750)	—	(1,513)	(2,227)
	$2,573	$(1,923)	$(177)	$(2,506)	$(2,033)

JNL/AQR Risk Parity Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BOA	$8	$(8)	$—	$—	$—	$—
CGM	2	(2)	—	—	—	—
CSI	71	(71)	—	—	—	—
Derivatives eligible for offset	$81	$(81)	$—	$—
Derivatives not eligible for offset	96				$—	$—
	$177
Derivative Liabilities by Counterparty*
BOA	$27	$(8)	$(19)	$—	$150	$—
CGM	24	(2)	—	22	—	—
CIT	—	—	—	—	170	—
CSI	342	(71)	(260)	11	260	—
MLP	10	—	(10)	—	80	—
Derivatives eligible for offset	$403	$(81)	$(289)	$33
Derivatives not eligible for offset	236				$1,372	$—
	$639

JNL/AQR Risk Parity Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$155,406	$99,194	$—	$—	$61,086

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, as a means of risk management and/or hedging and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices and interest rates, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging.  The Fund entered into interest rate swap agreements to manage duration, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to manage interest rate and yield curve exposure.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality, to hedge a portfolio of credit default swap agreements or bonds and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.  The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into contracts for differences to obtain short exposure and as a substitute for investment in physical securities.

JNL/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments — unaffiliated, at value(2)	$—	$257	$139	$56	$452
Variation margin on financial derivative instruments	—	26	—	2	28
Forward foreign currency contracts	—	—	1,031	—	1,031
Unrealized appreciation on OTC swap agreements	1,039	484	—	—	1,523
OTC swap premiums paid	2,859	—	—	—	2,859
	$3,898	$767	$1,170	$58	$5,893
Liabilities:
Variation margin on financial derivative instruments	$4	$—	$—	$64	$68
Options written, at value	—	40	—	—	40
Forward foreign currency contracts	—	—	3,411	—	3,411
Unrealized depreciation on OTC swap agreements	4,324	203	—	—	4,527
OTC swap premiums received	3,292	—	—	—	3,292
	$7,620	$243	$3,411	$64	$11,338
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments(2)	$(434)	$752	$(70)	$(315)	$(67)
Swap agreements	(972)	2,012	—	(1,456)	(416)
Foreign currency related items	—	—	20,989	—	20,989
Futures contracts	—	(634)	—	(1,057)	(1,691)
Written option contracts	259	3	—	(173)	89
	$(1,147)	$2,133	$20,919	$(3,001)	$18,904
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$63	$35	$(7)	$91
OTC swap agreements	(1,958)	(142)	—	—	(2,100)
Foreign currency related items	—	—	(7,043)	—	(7,043)
Futures contracts and centrally cleared swap agreements	213	(20)	—	882	1,075
Written option contracts	—	(17)	—	—	(17)
	$(1,745)	$(116)	$(7,008)	$875	$(7,994)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/BlackRock Global Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP†	$67	$(67)	$—	$—	$—	$—
BCL	57	(57)	—	—	—	—
BNP	497	(497)	—	—	—	—
BOA	429	(190)	—	239	—	—
CGM	128	(128)	—	—	—	—
CIT	240	(240)	—	—	—	—
CSI	75	(75)	—	—	—	—
DUB	584	(584)	—	—	—	—
GSB	13	—	—	13	—	—
GSC	300	(300)	—	—	—	—
GSI	18	(18)	—	—	—	—
HSB	7	—	—	7	—	—
JPM	290	(264)	—	26	—	—
MSC	44	(44)	—	—	—	—
Derivatives eligible for offset	$2,749	$(2,464)	$—	$285
Derivatives not eligible for offset	3,144				$—	$—
	$5,893
Derivative Liabilities by Counterparty*
BBP†	$146	$(67)	$—	$79	$—	$—
BCL	482	(57)	(425)	—	570	—
BNP	963	(497)	—	466	—	—
BOA	190	(190)	—	—	1,100	—
CGM	329	(128)	—	201	—	—
CIT	684	(240)	(444)	—	520	—
CSI	660	(75)	(585)	—	1,050	—
DUB	3,117	(584)	—	2,533	—	—
GSC	674	(300)	—	374	—	—
GSI	106	(18)	(88)	—	600	—
JPM	264	(264)	—	—	600	—
MSC	323	(44)	—	279	—	—
Derivatives eligible for offset	$7,938	$(2,464)	$(1,542)	$3,932
Derivatives not eligible for offset	3,400				$1,659	$—
	$11,338

JNL/BlackRock Global Long Short Credit Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements	Notional Amount of Contracts for Difference Agreements
Average monthly volume	$634	$80,251	$279,363	$32,658	$140,409	$15,131	$1,042

†            Some ISDA Master Agreements may contain a set-off provision allowing the Fund to offset a net amount payable by the Fund upon a default of its counterparty with amounts due to the Fund under another contract with the same counterparty.  Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.  For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty.  The insolvency regimes of many jurisdictions do, however, generally permit set off of simultaneous payables and receivables under certain types of financial contracts between the same legal entities upon a default of one of the entities, regardless of the existence of a contractual set off right in those contracts.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in foreign currencies, as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investment strategy.  The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices, interest rates and foreign currency rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management and/or hedging.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging.  The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into cross-currency swap agreements to gain directional exposure to currencies, as a means of risk management and/or hedging and as part of its overall investment strategy.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure, as a substitute for investment in physical securities and to speculate on changes in credit quality.  The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in interest rates and as a part of its overall investment strategy.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$3,443	$270	$3,713
Variation margin on financial derivative instruments	—	51	—	170	221
Forward foreign currency contracts	—	—	9,894	—	9,894
Unrealized appreciation on OTC swap agreements	1,909	—	—	2,747	4,656
OTC swap premiums paid	10,414	—	—	—	10,414
	$12,323	$51	$13,337	$3,187	$28,898
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$351	$351
Options written, at value	—	—	532	1,705	2,237
Forward foreign currency contracts	—	—	8,190	—	8,190
Unrealized depreciation on OTC swap agreements	2,732	—	793	5,839	9,364
OTC swap premiums received	2,569	—	—	—	2,569
	$5,301	$—	$9,515	$7,895	$22,711
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$(1,792)	$1,328	$—	$(464)
Swap agreements	625	—	6,830	(2,474)	4,981
Foreign currency related items	—	—	32,271	—	32,271
Futures contracts	—	(674)	—	(7,674)	(8,348)
Written option contracts	—	329	2,818	—	3,147
	$625	$(2,137)	$43,247	$(10,148)	$31,587
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$(192)	$(5,009)	$77	$(5,124)
OTC swap agreements	(1,267)	28	(4,843)	(1,842)	(7,924)
Foreign currency related items	—	—	(8,833)	—	(8,833)
Futures contracts and centrally cleared swap agreements	—	(193)	—	2,134	1,941
Written option contracts	—	—	3,376	624	4,000
	$(1,267)	$(357)	$(15,309)	$993	$(15,940)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BNP	$3,037	$(1,282)	$(1,755)	$—	$—	$4,656
BOA	321	(142)	—	179	—	—
CGM	1,662	(265)	—	1,397	—	—
CIT	420	(420)	—	—	607	—
DUB	1,918	(1,037)	(881)	—	900	—
GSC	1,951	(1,951)	—	—	—	—
GSI	2,298	(2,298)	—	—	—	1,114
JPM	802	(802)	—	—	—	—
MSC	122	(122)	—	—	—	—
SCB	5,732	(5,480)	—	252	—	—
Derivatives eligible for offset	$18,263	$(13,799)	$(2,636)	$1,828
Derivatives not eligible for offset	10,635				$—	$—
	$28,898
Derivative Liabilities by Counterparty*
BNP	$1,282	$(1,282)	$—	$—	$—	$—
BOA	142	(142)	—	—	—	—
CGM	265	(265)	—	—	—	—
CIT	619	(420)	—	199	—	—
DUB	1,037	(1,037)	—	—	—	—
GSC	2,103	(1,951)	—	152	—	—
GSI	6,906	(2,298)	—	4,608	—	—
JPM	1,173	(802)	—	371	—	—
MSC	784	(122)	(662)	—	—	905
SCB	5,480	(5,480)	—	—	—	126
Derivatives eligible for offset	$19,791	$(13,799)	$(662)	$5,330
Derivatives not eligible for offset	2,920				$2,422	$3,976
	$22,711

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements	Notional Amount of Non- Deliverable Bond Forwards
Average monthly volume	$7,013	$379,998	$925,503	$496,479	$54,208	$203,026	$1,254	$49,760

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/Mellon Capital Frontier Markets 100 Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities.  The Fund entered into forward foreign currency contracts to settle security purchases and sales denominated in foreign currencies.  Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/Mellon Capital Frontier Markets 100 Index Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—
Liabilities:
Variation margin on financial derivative instruments	$—	$1	$—	$—	$1
	$—	$1	$—	$—	$1
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Futures contracts	$—	$185	$—	$—	$185
Foreign currency related items	—	—	36	—	36
	$—	$185	$36	$—	$221
Net change in unrealized appreciation (depreciation) on:
Futures contracts and centrally cleared swap agreements	$—	$10	$—	$—	$10
Foreign currency related items	—	—	—	—	—
	$—	$10	$—	$—	$10

JNL/Mellon Capital Frontier Markets 100 Index Fund — Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$652	$167	$—	$—	$—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/PIMCO Credit Income Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, inflation and foreign currencies and as a substitute for investment in physical securities.  The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and to obtain exposure to certain markets.  The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy and to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

JNL/PIMCO Credit Income Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$—	$108	$108
Variation margin on financial derivative instruments	2	—	—	11	13
Forward foreign currency contracts	—	—	202	—	202
Unrealized appreciation on OTC swap agreements	81	—	—	—	81
OTC swap premiums paid	36	—	—	1	37
	$119	$—	$202	$120	$441
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$10	$10
Options written, at value	9	—	74	102	185
Forward foreign currency contracts	—	—	189	—	189
Unrealized depreciation on OTC swap agreements	465	—	—	139	604
OTC swap premiums received	324	—	—	20	344
	$797	$—	$263	$271	$1,332
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$143	$—	$(140)	$(3)
Swap agreements	630	—	—	(765)	(135)
Foreign currency related items	—	—	714	—	714
Futures contracts	—	10	—	(282)	(272)
Written option contracts	58	109	31	287	485
	$688	$262	$745	$(900)	$789
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$2	$—	$73	$75
OTC swap agreements	(412)	—	—	52	(360)
Foreign currency related items	—	—	(59)	—	(59)
Futures contracts and centrally cleared swap agreements	(384)	—	—	118	(266)
Written option contracts	(3)	(6)	7	(61)	(63)
	$(799)	$(4)	$(52)	$182	$(673)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/PIMCO Credit Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$6	$(1)	$—	$5	$—	$—
BCL	17	(17)	—	—	—	—
BNP	6	(6)	—	—	—	—
BOA	19	(19)	—	—	—	—
CGM	1	(1)	—	—	—	—
CIT	16	—	—	16	—	—
CSI	10	(10)	—	—	—	—
DUB	49	(49)	—	—	60	—
GSC	9	(9)	—	—	—	—
GSI	5	(5)	—	—	—	—
JPM	70	(51)	—	19	—	—
MSC	115	(115)	—	—	10	—
SCB	6	(6)	—	—	—	—
UBS	62	(31)	—	31	—	—
Derivatives eligible for offset	$391	$(320)	$—	$71
Derivatives not eligible for offset	50				$—	$—
	$441
Derivative Liabilities by Counterparty*
BBP	$1	$(1)	$—	$—	$—	$271
BCL	75	(17)	—	58	—	—
BNP	205	(6)	(199)	—	—	321
BOA	103	(19)	—	84	—	—
CGM	4	(1)	—	3	—	—
CSI	26	(10)	—	16	—	—
DUB	62	(49)	—	13	—	—
GSB	55	—	—	55	—	—
GSC	84	(9)	—	75	—	—
GSI	15	(5)	—	10	—	—
JPM	51	(51)	—	—	—	—
MSC	218	(115)	—	103	—	—
MSS	11	—	—	11	—	—
SCB	37	(6)	—	31	—	—
UBS	31	(31)	—	—	—	—
Derivatives eligible for offset	$978	$(320)	$(199)	$459
Derivatives not eligible for offset	354				$924	$592
	$1,332

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
BCL	$4,689	$(4,689)	$—	$—	$—	$—
	$4,689	$(4,689)	$—	$—

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	$4,710	$(4,689)	$—	$21	$—	$—
	$4,710	$(4,689)	$—	$21

JNL/PIMCO Credit Income Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$358	$49,293	$33,323	$15,179	$59,447	$—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/PPM America Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest and foreign currency rates.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure and as a substitute for investment in physical securities.

JNL/PPM America Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$—	$—	$31	$—	$31
Unrealized appreciation on OTC swap agreements	928	—	—	—	928
OTC swap premiums paid	1,496	—	—	—	1,496
	$2,424	$—	$31	$—	$2,455
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$412	$412
Unrealized depreciation on OTC swap agreements	287	—	—	—	287
OTC swap premiums received	1,038	—	—	—	1,038
	$1,325	$—	$—	$412	$1,737
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$(324)	$—	$—	$—	$(324)
Futures contracts	—	—	795	(4,911)	(4,116)
	$(324)	$—	$795	$(4,911)	$(4,440)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$762	$—	$—	$—	$762
Futures contracts and centrally cleared swap agreements	—	—	(93)	2,632	2,539
	$762	$—	$(93)	$2,632	$3,301

JNL/PPM America Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
CIT	$—	$—	$—	$—	$—	$1,181
CGM	809	(105)	—	704	—	—
JPM	119	(119)	—	—	—	—
Derivatives eligible for offset	$928	$(224)	$—	$704
Derivatives not eligible for offset	1,527				$—	$—
	$2,455

Derivative Liabilities by Counterparty*
CGM	$105	$(105)	$—	$—	$—	$—
CSI	19	—	—	19	—	—
JPM	163	(119)	—	44	—	—
Derivatives eligible for offset	$287	$(224)	$—	$63
Derivatives not eligible for offset	1,450				$2,455	$—
	$1,737

JNL/PPM America Long Short Credit Fund

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$179,271	$—	$—	$55,462	$—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy.  The Fund entered into futures contracts to gain exposure to certain markets and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Forward foreign currency contracts	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—
Liabilities:
Options written, at value	$—	$933	$—	$—	$933
	$—	$933	$—	$—	$933
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Futures contracts	$—	$406	$—	$—	$406
Foreign currency related items	—	—	33	—	33
Written option contracts	—	43	—	—	43
	$—	$449	$33	$—	$482
Net change in unrealized appreciation (depreciation) on:
Futures contracts and centrally cleared swap agreements	$—	$(49)	$—	$—	$(49)
Written option contracts	—	408	—	—	408
	$—	$359	$—	$—	$359

JNL/T. Rowe Price Capital Appreciation Fund- Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty*
CGM	$511	$—	$—	$511	$—	$—
DUB	311	—	—	311	—	—
MSC	82	—	—	82	—	—
Derivatives eligible for offset	$904	$—	$—	$904
Derivatives not eligible for offset	29				$—	$—
	$933

JNL/T. Rowe Price Capital Appreciation Fund

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$231	$527	$225	$—	$—	$—

(1) The derivative instruments outstanding as of December 31, 2015, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2015, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

(2) Purchased options market value is reflected in Investments - unaffiliated, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on unaffiliated investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

(3) Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

(4) Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

(5) Cash and security collateral not offset in the Statements of Assets and Liabilities.  For derivative assets and liabilities, amounts do not reflect over-collateralization.

(6) For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default.  For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

(7) Cash and security collateral pledged or segregated for derivative investments.  For assets, amount reflects collateral received from or segregated by the counterparty.  For liabilities, amount reflects collateral pledged or segregated by the Fund.  Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

(8) Investment liabilities and assets include delayed delivery securities and secured borrowings.  Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investment and the net amount reflects net unrealized gain or loss.  The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

* Counterparties are defined on page 135 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative instrument during the period is as follows: JNL/Epoch Global Shareholder Yield Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.  JNL/FAMCO Flex Core Covered Call Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

of its overall investment strategy.  JNL/Lazard International Strategic Equity Fund and JNL/WCM Focused International Equity Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies.  Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.  JNL/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.  JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund entered into futures contracts to gain exposure to certain markets and as a substitute for investment in physical securities.  JNL/Van Eck International Gold Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.

The derivative instruments outstanding as of December 31, 2015, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2015, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.  For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts	Cost of Options Purchased and Written	Cost of Forward Foreign Currency Contracts
JNL/Epoch Global Shareholder Yield Fund	$—	$—	$1,374
JNL/FAMCO Flex Core Covered Call Fund	—	6,448	—
JNL/Lazard International Strategic Equity Fund	—	—	795
JNL/Neuberger Berman Currency Fund	—	—	971,013
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	136,637	—	—
JNL/Van Eck International Gold Fund	—	—	44
JNL/WCM Focused International Equity Fund	—	—	1,422

Pledged or Segregated Collateral - The following table summarizes cash and securities collateral (in thousands) for Funds for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

	Prime Broker	Counterparties	Futures Contracts Pledged or Segregated Cash	Securities Sold Short Securities Collateral Pledged	Repurchase Agreement Securities Collateral Pledged
JNL/BlackRock Global Long Short Credit Fund	N/A	CIT,JPM	$—	$—	$482
JNL/Mellon Capital Frontier Markets 100 Index Fund	N/A	GSC	30	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	N/A	GSC	8,197	—	—
JNL/Nicholas Convertible Arbitrage Fund	UBS	N/A	—	45,989	—

NOTE 7.  INVESTMENT RISKS AND REGULATORY MATTERS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia.  The U.S. Government and other governments have placed sanctions on Russia.  When sanctions are placed on a country, the Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country.  Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities.  Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk - A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.  Similar to credit risk, the Funds may be exposed to

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Emerging Market Securities Risk - Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets.  Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries.  These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Master Limited Partnership Risk - Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLPs have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk - When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.  Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.  The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

NOTE 8.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services.  Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the “Administrator” to the Funds.  The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly.  In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the range of the advisory fee at various net assets levels and the administrative fee each Fund is currently obligated to pay JNAM.  For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (b-billions)		Administrative Fee(1) (b-billions)
	$0 to $1b	Over $1b	$0 to $3b	Over $3b
JNLTactical ETF Conservative Fund	0.75%	0.70%	0.15%	0.13%
JNL Tactical ETF Moderate Fund	0.75	0.70	0.15	0.13
JNL Tactical ETF Growth Fund	0.75	0.70	0.15	0.13
JNL/AQR Risk Parity Fund	0.85	0.80	0.15	0.13
JNL/BlackRock Global Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/DFA U.S. Micro Cap Fund	0.80	0.75	0.15	0.13
JNL/DoubleLine Total Return Fund	0.50	0.45	0.15	0.13
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.95	0.90	0.15	0.13
JNL/Epoch Global Shareholder Yield Fund	0.70	0.65	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.60	0.55	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.80	0.75	0.15	0.13
JNL/Mellon Capital Frontier Markets 100 Index Fund(2)	0.40 – 0.35	0.35	0.15	0.13
JNL/Neuberger Berman Currency Fund	0.70	0.65	0.15	0.13
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	0.60	0.55	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.85	0.80	0.15	0.13
JNL/PIMCO Credit Income Fund	0.40	0.35	0.15	0.13
JNL/PPM America Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/T. Rowe Price Capital Appreciation Fund	0.70	0.65	0.15	0.13
JNL/The Boston Company Equity Income Fund	0.55	0.50	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund	0.70	0.65	0.15	0.13
JNL/Van Eck International Gold Fund	0.80	0.75	0.15	0.13
JNL/WCM Focused International Equity Fund	0.80	0.75	0.15	0.13

(1) Prior to April 27, 2015, each Fund’s administrative fee was 0.20% on all net assets.  For the period April 27 to September 30, 2015, each Fund’s Administrative Fee was 0.15% on all net assets.

(2) Prior to September 28, 2015, the Fund’s advisory fee for assets $0 to $1 billion was 1.40%, and over $1 billion was 1.35%.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Fee Waiver - Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds.  None of the waived advisory fees can be recaptured by JNAM.  The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.  The following table presents current and prior advisory fee waivers as a percentage of average daily net assets.

	Effective April 27, 2015	Prior to April 27,2015
JNL Tactical ETF Conservative Fund	0.45%	0.30%
JNL Tactical ETF Moderate Fund	0.45	0.30
JNL Tactical ETF Growth Fund	0.45	0.30
JNL/AQR Risk Parity Fund	0.10	0.20
JNL/DoubleLine Total Return Fund	0.02	0.12
JNL/PPM America Long Short Credit Fund	0.25	0.25
JNL/T. Rowe Price Capital Appreciation Fund	0.03	0.13
JNL/The London Company Focused U.S. Equity Fund	0.01	0.11
JNL/WCM Focused International Equity Fund	0.00	0.02

Distribution Fees - The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC ( “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares.  To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services.  Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Prior to April 27, 2015, the maximum annual Rule 12b-1 fee allowed was 0.25% of the average daily net assets of the Fund.  JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.  Amounts charged pursuant to the Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2015, certain Funds invested in the JNL Money Market Fund, which is managed by JNAM.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  JNAM serves as the Adviser and Administrator for JNL Money Market Fund.  Certain Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds’ Adviser.  JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC.  JNL/BlackRock Global Long Short Credit Fund invested in the iShares iBoxx High Yield Corporate Bond ETF, which is an affiliate of the Fund’s Sub-Adviser.  JNL/T. Rowe Price Capital Appreciation Fund invested in T. Rowe Price Reserves Investment Fund as a cash management tool and T. Rowe Price Institutional Floating Rate Fund, which are affiliates of the Fund’s Sub-Adviser.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

The following table details cash management investments in affiliates held at December 31, 2015.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2015.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL Tactical ETF Conservative Fund	$624	$2,209	$—
JNL Tactical ETF Moderate Fund	—	4,165	1
JNL Tactical ETF Growth Fund	300	1,969	—
JNL/AQR Risk Parity Fund	16,500	3,500	3
JNL/BlackRock Global Long Short Credit Fund	26,633	101,147	30
JNL/DFA U.S. Micro Cap Fund	32	299	—
JNL/DoubleLine Total Return Fund	86,863	188,761	65
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	51,674	40,000	17
JNL/Epoch Global Shareholder Yield Fund	1,522	1,952	1
JNL/FAMCO Flex Core Covered Call Fund	4,882	1,788	1
JNL/Lazard International Strategic Equity Fund	5,994	6,554	3
JNL/Mellon Capital Frontier Markets 100 Index Fund	2,470	230	—
JNL/Neuberger Berman Currency Fund	9,965	8,404	5
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	628	2,128	1

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Nicholas Convertible Arbitrage Fund	$16,289	$26,086	$15
JNL/PIMCO Credit Income Fund	817	—	—
JNL/PPM America Long Short Credit Fund	—	20,166	6
JNL/T. Rowe Price Capital Appreciation Fund	2,056	5,115	3
JNL/The Boston Company Equity Income Fund	569	2,283	1
JNL/The London Company Focused U.S. Equity Fund	—	5,147	2
JNL/Van Eck International Gold Fund	2,862	622	—
JNL/WCM Focused International Equity Fund	—	24,006	13

	T. Rowe Price Reserves Investment Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/T. Rowe Price Capital Appreciation Fund	$16,536	$118,716	$45

The following table details each Fund’s long term investments in affiliates held during the year ended December 31, 2015.

Fund	Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Realized Loss	Value End of Period
JNL/BlackRock Global Long Short Credit Fund	iShares iBoxx High Yield Corporate Bond ETF	$—	$6,003	$5,976	$8	$(28)	$—
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Institutional Floating Rate Fund	1,017	45	—	44	—	1,032

NOTE 9.  BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase.  Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds.  Any open loans at period end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities.  No amounts were borrowed through the Program during the period.

NOTE 10.  FUND ACQUISITIONS

Tax Free Exchange - The following tables include information (in thousands) relating to acquisitions completed on April 27, 2015 and September 28, 2015.  The acquisitions were completed by a tax free exchange of shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board.  The purpose of each acquisition was to combine Funds with comparable investment objectives and strategies.  Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund.  Immediately prior to the reorganization, the acquired Funds sold their investments, as a result, there was no cost basis or market value for investments carried forward to the acquiring Funds.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
April 27, 2015 Acquisition
Curian/UBS Global Long Short Fixed Income Opportunities Fund	JNL/BlackRock Long Short Credit Fund	$15,824	1,711	$446,617	43,011	1,525
September 28, 2015 Acquisition
JNAM Guidance — Equity Income Fund	JNL/The Boston Company Equity Income Fund	64,322	5,667	52,531	3,945	4,833

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Assuming the acquisitions had been completed on January 1, 2015, the acquiring Fund’s pro forma results of operations (in thousands) for the year ended December 31, 2015, would have been:

Acquiring Fund	Net Investment Income	Net Realized Gain (Loss)	Net Change In Unrealized Appreciation (Depreciation)	Net Decrease in Net Assets from Operations
JNL/BlackRock Long Short Credit Fund	$9,721	$(9,540)	$(6,559)	$(6,378)
JNL/The Boston Company Equity Income Fund	801	4,863	(9,096)	(3,432)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statements of Operations since April 27, 2015 or September 28, 2015, as appropriate, for the respective acquisition.

Taxable Exchange - The following tables include information (in thousands) relating to an acquisition that was completed on April 27, 2015 by a taxable exchange of shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board.  The purpose of the acquisition was to combine Funds with comparable investment objectives and strategies.  Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund.  The acquiring Fund recorded the cost basis for investments in the acquired Fund at their market value on the date of the acquisition.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
Curian/Pinebridge Merger Arbitrage Fund	JNL/Nicholas Convertible Arbitrage Fund	$65,802	6,668	$430,390	40,981	6,268

Assuming the acquisition had been completed on January 1, 2015, the acquiring Fund’s pro forma results of operations (in thousands) for the year ended December 31, 2015, would have been:

Acquiring Fund	Net Investment Loss	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)	Net Decrease in Net Assets from Operations
JNL/Nicholas Convertible Arbitrage Fund	$(12,323)	$8,721	$(13,302)	$(16,904)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the acquiring Fund’s Statements of Operations since April 27, 2015 for the acquisition.

NOTE 11.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends.  If consent dividends are authorized, these amounts will become taxable to the shareholders as if they were paid in cash.  Each Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or Real Estate Investment Trusts (“REIT”) securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consents and other distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL Tactical ETF Conservative Fund	$80	$(80)	$—
JNL Tactical ETF Moderate Fund	124	(124)	—
JNL Tactical ETF Growth Fund	46	(46)	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/AQR Risk Parity Fund	$1,640	$(77)	$(1,563)
JNL/BlackRock Global Long Short Credit Fund	9,655	(18,175)	8,520
JNL/DFA U.S. Micro Cap Fund	35	(35)	—
JNL/DoubleLine Total Return Fund	(6,330)	6,330	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	11,001	(11,001)	—
JNL/Epoch Global Shareholder Yield Fund	27	(27)	—
JNL/FAMCO Flex Core Covered Call Fund	—	—	—
JNL/Lazard International Strategic Equity Fund	(77)	77	—
JNL/Mellon Capital Frontier Markets 100 Index Fund	(283)	283	—
JNL/Neuberger Berman Currency Fund	6,317	(6,317)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	663	(2)	(661)
JNL/Nicholas Convertible Arbitrage Fund	16,575	(16,594)	19
JNL/PIMCO Credit Income Fund	410	(410)	—
JNL/PPM America Long Short Credit Fund	(142)	142	—
JNL/T. Rowe Price Capital Appreciation Fund	276	(276)	—
JNL/The Boston Company Equity Income Fund	(8)	(685)	693
JNL/The London Company Focused U.S. Equity Fund	—	—	—
JNL/Van Eck International Gold Fund	752	(752)	—
JNL/WCM Focused International Equity Fund	(233)	233	—

At December 31, 2015, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
JNL/BlackRock Global Long Short Credit Fund	$5,142	$10,358	$15,500
JNL/DoubleLine Total Return Fund	5,684	—	5,684
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1,305	—	1,305
JNL/Epoch Global Shareholder Yield Fund	3,161	—	3,161
JNL/Mellon Capital Frontier Markets 100 Index Fund	2,188	8,177	10,365
JNL/Nicholas Convertible Arbitrage Fund	13,105	—	13,105
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	35	49	84
JNL/PIMCO Credit Income Fund	1,134	197	1,331
JNL/PPM America Long Short Credit Fund	2,010	14,279	16,289
JNL/The London Company Focused U.S. Equity Fund	2,230	—	2,230
JNL/Van Eck International Gold Fund	16,140	47,310	63,450

As of December 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL Tactical ETF Conservative Fund	$90,586	$267	$(2,890)	$(2,623)
JNL Tactical ETF Moderate Fund	218,200	726	(8,939)	(8,213)
JNL Tactical ETF Growth Fund	173,053	498	(8,576)	(8,078)
JNL/AQR Risk Parity Fund	36,164	113	(450)	(337)
JNL/BlackRock Global Long Short Credit Fund
Long Investments	558,838	2,096	(27,631)	(25,535)
Short Investments	85,487	2,248	(216)	2,032
JNL/DFA U.S. Micro Cap Fund	84,775	18,348	(12,099)	6,249
JNL/DoubleLine Total Return Fund	1,759,855	23,531	(15,630)	7,901
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	471,010	5,963	(30,963)	(25,000)
JNL/Epoch Global Shareholder Yield Fund	105,332	2,707	(9,340)	(6,633)
JNL/FAMCO Flex Core Covered Call Fund	148,814	15,542	(5,408)	10,134
JNL/Lazard International Strategic Equity Fund	127,375	7,976	(7,045)	931
JNL/Mellon Capital Frontier Markets 100 Index Fund	17,923	571	(1,675)	(1,104)
JNL/Neuberger Berman Currency Fund	256,962	2	(45)	(43)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	50,449	1	(87)	(86)
JNL/Nicholas Convertible Arbitrage Fund
Long Investments	486,908	19,446	(52,316)	(32,870)
Short Investments	181,391	22,290	(11,492)	10,798
JNL/PIMCO Credit Income Fund	127,060	1,204	(4,294)	(3,090)
JNL/PPM America Long Short Credit Fund	324,629	3,207	(31,713)	(28,506)
JNL/T. Rowe Price Capital Appreciation Fund	670,903	14,208	(13,157)	1,051
JNL/The Boston Company Equity Income Fund	123,839	6,410	(5,600)	810
JNL/The London Company Focused U.S. Equity Fund	154,327	9,745	(10,194)	(449)
JNL/Van Eck International Gold Fund	49,979	561	(20,773)	(20,212)
JNL/WCM Focused International Equity Fund	801,506	57,377	(28,309)	29,068

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

As of December 31, 2015, the components of distributable taxable earnings for U.S. Federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL Tactical ETF Conservative Fund	$2,265	$1,157	$(2,626)	$—
JNL Tactical ETF Moderate Fund	6,516	4,883	(8,219)	—
JNL Tactical ETF Growth Fund	6,213	4,961	(8,082)	—
JNL/AQR Risk Parity Fund	—	—	(21,593)	—
JNL/BlackRock Global Long Short Credit Fund	10,988	—	(26,567)	(15,500)
JNL/DFA U.S. Micro Cap Fund	570	6,308	6,231	—
JNL/DoubleLine Total Return Fund	41,372	—	7,880	(5,684)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	20,376	—	(26,621)	(1,305)
JNL/Epoch Global Shareholder Yield Fund	3,192	—	(6,644)	(3,161)
JNL/FAMCO Flex Core Covered Call Fund	8,873	—	1,435	—
JNL/Lazard International Strategic Equity Fund	1,404	3,824	920	—
JNL/Mellon Capital Frontier Markets 100 Index Fund	228	—	(1,134)	(10,366)
JNL/Neuberger Berman Currency Fund	4,700	—	(73)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	—	(79,221)	(84)
JNL/Nicholas Convertible Arbitrage Fund	1,860	—	(22,153)	(13,105)
JNL/PIMCO Credit Income Fund	3,757	—	(3,818)	(1,331)
JNL/PPM America Long Short Credit Fund	12,641	—	(27,832)	(16,288)
JNL/T. Rowe Price Capital Appreciation Fund	10,240	4,094	1,117	—
JNL/The Boston Company Equity Income Fund	1,372	4,887	805	—
JNL/The London Company Focused U.S. Equity Fund	901	—	(450)	(2,230)
JNL/Van Eck International Gold Fund	366	—	(20,463)	(63,449)
JNL/WCM Focused International Equity Fund	865	1,215	29,055	—

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs.  Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**	Return of Capital
JNL Tactical ETF Conservative Fund	$1,101	$206	$—
JNL Tactical ETF Moderate Fund	3,216	880	—
JNL Tactical ETF Growth Fund	3,189	856	—
JNL/AQR Risk Parity Fund	27,829	5,720	—
JNL/BlackRock Global Long Short Credit Fund	26,232	257	—
JNL/DFA U.S. Micro Cap Fund	616	29,700	—
JNL/DoubleLine Total Return Fund	23,913	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	28,903	—	—
JNL/Epoch Global Shareholder Yield Fund	1,969	513	—
JNL/FAMCO Flex Core Covered Call Fund	4,813	57	—
JNL/Lazard International Strategic Equity Fund	863	—	—
JNL/Mellon Capital Frontier Markets 100 Index Fund	3,119	11,561	—
JNL/Neuberger Berman Currency Fund	4,086	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	—	—
JNL/Nicholas Convertible Arbitrage Fund	5,231	—	—
JNL/PIMCO Credit Income Fund	2,324	—	—
JNL/PPM America Long Short Credit Fund	11,466	—	—
JNL/T. Rowe Price Capital Appreciation Fund	1,090	98	—
JNL/The Boston Company Equity Income Fund	1,616	2,109	—
JNL/The London Company Focused U.S. Equity Fund	740	61	—
JNL/Van Eck International Gold Fund	997	—	—
JNL/WCM Focused International Equity Fund	189	—	—

*    Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2015.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
JNL Tactical ETF Conservative Fund	$1,539	$79	$—
JNL Tactical ETF Growth Fund	4,360	256	—
JNL Tactical ETF Moderate Fund	4,256	293	—
JNL/AQR Risk Parity Fund	3,241	3,052	—
JNL/DFA U.S. Micro Cap Fund	4,811	2,862	—
JNL/DoubleLine Total Return Fund	3,136	—	—
JNL/Epoch Global Shareholder Yield Fund	924	102	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
JNL/FAMCO Flex Core Covered Call Fund	$60	$—	$—
JNL/Lazard International Strategic Equity Fund	53	—	—
JNL/Mellon Capital Frontier Markets 100 Index Fund	6,616	2,447	—
JNL/PPM America Long Short Credit Fund	8,311	3,191	—
JNL/Nicholas Convertible Arbitrage Fund	3,519	7,704	—
JNL/PIMCO Credit Income Fund	34	—	—
JNL/T. Rowe Price Capital Appreciation Fund	3,294	102	—
JNL/The Boston Company Equity Income Fund	1,049	1,005	—
JNL/The London Company Focused U.S. Equity Fund	38	—	—
JNL/Van Eck International Gold Fund	230	—	—
JNL/WCM Focused International Equity Fund	35	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current period.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2012, 2013, 2014 and 2015 returns which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2015.

NOTE 12.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

At a meeting held December 3, 2015, the Board voted to approve the merger of JNL/Mellon Capital Frontier Markets 100 Index Fund into JNL/Mellon Capital Emerging Markets Index Fund, a series of JNL Series Trust, effective after close of business on April 22, 2016, subject to approval by the acquired Fund’s shareholders.  The acquiring Fund is advised by JNAM.

Also at the meeting held December 3, 2015, the Board voted to amend the management fee waiver agreements to terminate the contractual fee waiver, effective April 25, 2016, for the JNL/DoubleLine Total Return Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/T. Rowe Price Capital Appreciation Fund.  Additionally, the Board voted to approve a voluntary fee waiver effective January 1, 2016 for the following Fund.  None of the waived fees will be available for recapture by JNAM.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.05% on net assets between $250 million - $1 billion

Effective January 1, 2016, the sub-adviser for the JNL/Neuberger Berman Currency Fund and the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund changed its name from Neuberger Berman Fixed Income LLC to Neuberger Berman Investment Advisers LLC.

At a meeting held on February 24, 2016, the Board voted to approve a reverse share split for the JNL/Mellon Capital Frontier Markets 100 Index Fund.  The ratio of the reverse share split will be determined as of the close of business on March 4, 2016.  The reverse share split will be effective for shareholders of record on March 7, 2016.  Additionally, the Board approved a reverse share split for all Funds of the Trust with a net asset value per share of less than $6.00 at the close of business on April 29, 2016.  It is expected that the resulting reverse share splits will be completed on or about May 9, 2016.

No other events were noted that required adjustments to the financial statements or disclosures in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within Jackson Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Jackson Variable Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2015

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by each Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Net Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Net Expense Ratios	Expenses Paid During Period†
JNL Tactical ETF Conservative Fund	$1,000.00	$985.00	0.67%	$3.35	$1,000.00	$1,021.84	0.67%	$3.41
JNL Tactical ETF Moderate Fund	1,000.00	976.10	0.67	3.34	1,000.00	1,021.84	0.67	3.41
JNL Tactical ETF Growth Fund	1,000.00	966.50	0.67	3.32	1,000.00	1,021.84	0.67	3.41
JNL/AQR Risk Parity Fund	1,000.00	891.80	1.14	5.44	1,000.00	1,019.45	1.14	5.80
JNL/BlackRock Global Long Short Credit Fund	1,000.00	979.80	1.98	9.88	1,000.00	1,015.20	1.98	10.06
JNL/DFA U.S. Micro Cap Fund	1,000.00	920.20	1.17	5.66	1,000.00	1,019.30	1.17	5.96
JNL/DoubleLine Total Return Fund	1,000.00	1,010.20	0.83	4.21	1,000.00	1,021.01	0.83	4.23
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1,000.00	991.30	1.42	7.13	1,000.00	1,018.05	1.42	7.22
JNL/Epoch Global Shareholder Yield Fund	1,000.00	972.30	1.07	5.32	1,000.00	1,019.81	1.07	5.45
JNL/FAMCO Flex Core Covered Call Fund	1,000.00	970.30	0.97	4.82	1,000.00	1,020.30	0.97	4.94
JNL/Lazard International Strategic Equity Fund	1,000.00	953.20	1.17	5.76	1,000.00	1,019.30	1.17	5.96
JNL/Mellon Capital Frontier Markets 100 Index Fund	1,000.00	892.40	1.32	6.30	1,000.00	1,018.56	1.32	6.72
JNL/Neuberger Berman Currency Fund	1,000.00	1,022.90	1.07	5.46	1,000.00	1,019.81	1.07	5.45
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	1,000.00	771.30	0.98	4.38	1,000.00	1,020.27	0.98	4.99
JNL/Nicholas Convertible Arbitrage Fund	1,000.00	950.80	1.50	7.38	1,000.00	1,017.62	1.50	7.63
JNL/PIMCO Credit Income Fund	1,000.00	986.90	0.79	3.96	1,000.00	1,021.23	0.79	4.02
JNL/PPM America Long Short Credit Fund	1,000.00	949.90	1.07	5.26	1,000.00	1,019.81	1.07	5.45
JNL/T. Rowe Price Capital Appreciation Fund	1,000.00	1,011.30	1.04	5.27	1,000.00	1,019.98	1.04	5.30
JNL/The Boston Company Equity Income Fund	1,000.00	969.30	0.92	4.57	1,000.00	1,020.59	0.92	4.69
JNL/The London Company Focused U.S. Equity Fund	1,000.00	958.00	1.06	5.23	1,000.00	1,019.87	1.06	5.40
JNL/Van Eck International Gold Fund	1,000.00	782.20	1.19	5.35	1,000.00	1,019.20	1.19	6.06
JNL/WCM Focused International Equity Fund	1,000.00	995.70	1.16	5.84	1,000.00	1,019.33	1.16	5.90

†Expenses paid by each Fund during the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JACKSON VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Interested Trustee

Mark D. Nerud (49) (1) 1 Corporate Way Lansing, MI 48951	Trustee (2) (4/2014 to present) President and Chief Executive Officer (8/2014 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015) and Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, JNL Series Trust and JNL Investors Series Trust (1/2007 to present); Manager, JNL Variable Fund LLC (1/2007 to present); Manager, JNL Strategic Income Fund LLC (8/2012 to present)

Independent Trustees

David W. Agostine (54) 1 Corporate Way Lansing, Michigan 48951	Chairman of the Board and Trustee(2) (10/2011 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013);

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present); Trustee, DCA Total Return Fund, DCW Total Return Fund (9/2007-12/2011)

Gregory P. Contillo (60) 1 Corporate Way Lansing, Michigan 48951	Trustee(2) (10/2011 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder and Managing Partner, Crystal River Partners, LLC (financial services company) (2/2005 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (9/2011 to present)

Dylan E. Taylor (45) 1 Corporate Way Lansing, Michigan 48951	Trustee(2) (10/2011 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President and Chief Operating Officer, Colliers International (commercial real estate advisory firm) (7/2014 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to 7/2014)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present)

Mark S. Wehrle (58) 1 Corporate Way Lansing, Michigan 48951	Trustee(2) (7/2013 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Broker, RE/MAX Professionals (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014); Partner, Deloitte & Touche LLP (9/1987 to 1/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (7/2013 to present); Trustee, Delta Dental of Colorado (1/2012 to present)

Scot T. Wetzel (47) 1 Corporate Way Lansing, Michigan 48951	Trustee(2) (10/2011 to present)	34

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Managing Director, and Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (4/2010 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present);

(1) Mark D. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC.

(2) The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

TRUSTEES AND OFFICERS OF JACKSON VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)

Officers

Emily Bennett (32) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Attorney of JNAM (10/2013 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Attorney of JNAM (11/2011 to 10/2013); Departmental Specialist, Michigan Public Health Institute (7/2010 to 11/2011)

Karen J. Buiter (50) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President — Financial Reporting of JNAM (7/2011 to present); Assistant Vice President — Financial Reporting of JNAM (4/2008 to 7/2011); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Kelly L. Crosser (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Diana R. Gonzalez (37) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

William P. Harding (41) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other investment companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 8/2011)

Daniel W. Koors (45) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Chief Financial Officer of JNAM (1/2009 to 4/2011); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

TRUSTEES AND OFFICERS OF JACKSON VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)

Officers

Adam C. Lueck (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Attorney of JNAM (10/2015 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (12/2015 to present); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013); eDiscovery Attorney, Synergy Legal Staffing (3/2011 to 7/2011); eDiscovery Attorney, Lawyerlink n/k/a Axiom Staffing Group (11/2010 to 2/2011); eDiscovery Attorney, Providus Group, LLC (9/2010 to 7/2011); eDiscovery Attorney, Daegis Inc. (3/2010 to 1/2011); Contract Attorney, Law Offices of Christ S. Stacey (7/2009 to 7/2011)

Joseph O’Boyle (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present) Anti-Money Laundering Officer (12/2015 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President of JNAM (4/2012 to present); Chief Compliance Officer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 to 2012); Chief Compliance Officer, Calamos Investments (2008 to 2011)

Gerard A. M. Oprins (55) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2011 to present); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (5/2009 to 4/2011)

Michael Piszczek (58) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President — Tax of JNAM (7/2011 to present); Assistant Vice President — Tax of JNAM (11/2007 to 6/2011); Vice President of other investment companies advised by JNAM (11/2007 to present); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Susan S. Rhee (44) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

TRUSTEE AND OFFICERS OF JACKSON VARIABLE SERIES TRUST (“TRUST”)

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2015:

TRUSTEE/OFFICER	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX(1)
David W. Agostine	$171,450	$0	$0	$212,500
Gregory P. Contillo	$154,750	$0	$0	$192,500
Dylan E. Taylor	$142,250	$0	$0	$177,500
Mark S. Wehrle	$157,255	$0	$0	$195,500	(2)
Scot T. Wetzel	$154,750	$0	$0	$192,500

(1)         The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Curian Series Trust (the “Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees paid to all the Independent Trustees from the Trust and Fund Complex are $970,500.

(2)         Amount includes $39,100 deferred by Mr. Wehrle.

Neither the Trust nor the other investment company in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

On August 31, 2015, special meetings (“Meetings”) of shareholders of each of certain Funds (as noted below) were held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951.  The Meetings were held for the following purposes (and with the following results):

1.              To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of JNL/Franklin Templeton Natural Resources Fund into JNL/BlackRock Commodity Securities Strategy Fund, a series of the JNL Series Trust (“JNLST”).

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL
JNL/Franklin Templeton Natural Resources Fund	4,841,315.614	155,494.791	428,166.004	5,424,976.410

2.              To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance — Equity Income Fund into JNL/The Boston Company Equity Income Fund, a series of the Trust.

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL
JNAM Guidance — Equity Income Fund	5,186,247.556	91,646.805	353,509.043	5,631,403.404

JACKSON VARIABLE SERIES TRUST (“TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

DECEMBER 2015

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve and, after the initial term, continue the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and sub-advisory agreements (“Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Advisers”).

At an in-person meeting held on December 2-3, 2015, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided and to be provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to the Adviser or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  For certain Funds, the Board also considered the Funds’ average performance returns to other funds in a custom peer group (“custom peer group”), the constituents of which were selected by the Adviser and verified by an independent third party.  This consideration was based on the Adviser’s view that the custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark or peer group for Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information.  The performance data was provided by an independent data service.  The performance reviewed by the Board was for the periods ended June 30, 2015, unless otherwise noted.

In considering the Funds’ performance, the Board noted that the Funds had been operating for a relatively short period of time.  The Board also noted that JNAM has served as the Funds’ investment adviser since only April 27, 2015, following approval by each Fund’s shareholders.  The Board noted that, generally, it would be prudent to allow JNAM more time to develop its performance record for each Fund.

JNAM Guidance - Alt 100 Fund.  The Board considered that the Fund outperformed its benchmark and its peer group average for the three-year period, though it underperformed its benchmark and its peer group average for the one-year period.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Conservative Fund.  The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its peer group average for the three-year period and its benchmark and peer group average for the one-year period.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Equity 100 Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period.  The Board also considered that the Fund outperformed its benchmark and peer group average for the three-year period ended September 30, 2015.  The Board noted, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Fixed Income 100 Fund.  The Board considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its benchmark and its custom peer group average for the same period.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Growth Fund.  The Board also considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its benchmark for the same period.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Interest Rate Opportunities Fund and JNAM Guidance - Real Assets Fund.  The Board considered that each Fund underperformed its benchmark and peer group average for the one-year period.  The Board considered, however, that because JNAM began managing each Fund in April 2015, the Funds’ performance records reflect the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with each Fund.  The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Agreement.

JNAM Guidance - Maximum Growth Fund.  The Board noted that the Fund outperformed its peer group average for the one-year period, though the Fund underperformed its benchmark for the same period and its benchmark and peer group average for the three-year period.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Moderate Fund.  The Board considered that the Fund outperformed its peer group average for the three-year period, though it underperformed its peer group average for the one-year period and its benchmark during both periods.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Moderate Growth Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one- and three-year periods.  The Board considered, however, that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser.  The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds® Global Growth Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period.  The Board also considered that the Fund, which was launched in September 2013, does not yet have a three-year track record and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds® Growth Fund.  The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its peer group average for the same period and it underperformed its benchmark and peer group average for the three-year period.  The Board also considered that the Fund outperformed its benchmark and peer group average for the one-year period ended September 30, 2015.  The Board concluded that, in light of the improved performance, it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/AQR Risk Parity Fund and JNL/The London Company Focused U.S. Equity Fund.  The Board considered that each Fund underperformed its benchmark and peer group average for the one-year period.  The Board also considered that each Fund commenced operations in September 2013 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund.  The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Long Short Credit Fund.  The Board considered that the Fund outperformed its peer group average and underperformed its benchmark for the one-year period.  The Board also considered that the Fund, which was launched in April 2013, does not yet have a three-year track record and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Micro Cap Fund.  The Board considered that the Fund outperformed its custom peer group average for the one-year period and outperformed its peer group average for the one- and three-year periods ended September 30, 2015, though it underperformed its benchmark for the same periods.  In light of the Fund’s recent outperformance against its peer group and custom peer group, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine Total Return Fund, JNL/T. Rowe Price Capital Appreciation Fund, and JNL/WCM Focused International Equity Fund.  The Board considered that each Fund outperformed its benchmark and peer group average for the one-year period.  The Board noted that each Fund commenced its operations in September 2013 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund.  The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period.  The Board also considered that the Fund commenced its operations in April 2013 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Epoch Global Shareholder Yield Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one- and three-year periods.  The Board considered that, as stated in its prospectus, the Fund has a unique investment strategy that includes seeking efficient risk-adjusted returns.  In that regard, the Board considered JNAM’s representation that the Fund’s strategy is expected to outperform in declining markets. The Board noted that, during the three-month period ended September 30, 2015, in which markets declined, the Fund outperformed its benchmark by 3.86% and its peer group average by 4.10%.  The Board further considered that the Fund’s strategy has not had the benefit of performing during a full market cycle and that, since the Fund’s inception in March 2012, markets have generally been positive.  The Board considered that, in light of the Fund’s unique strategy, it would be prudent to allow the team more time to develop its performance record with the Fund and to continue to review Fund performance in the context of a larger portion of a market cycle.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FAMCO Flex Core Covered Call Fund.  The Board considered that the Fund outperformed its benchmark and its peer group average for the one-year period and its peer group average for the three-year period, though it underperformed its benchmark for the three-year period.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund and JNL/Neuberger Berman Currency Fund.  The Board considered that each Fund outperformed its benchmark and peer group average for the one-year period.  The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Frontier Markets 100 Index Fund (formerly, JNL/Franklin Templeton Frontier Markets Fund).  The Board considered that, while the Fund underperformed its benchmark and peer group average for the one-year period, the Fund’s performance history reflects the Fund’s performance under its previous sub-adviser and investment strategy.  The Board also considered that the Adviser had proposed to reorganize the Fund into the JNL/Mellon Capital Emerging Markets Index Fund, a series of JNL Series Trust.  The Board concluded that, in light of these circumstances, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund.  The Board noted that the Fund underperformed its benchmark and peer group average for the one-year period.  It took into account that the Fund commenced its operations in April 2014 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Nicholas Convertible Arbitrage Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the three-year period, though it underperformed its benchmark and peer group average for the one-year period.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Credit Income Fund and JNL/The Boston Company Equity Income Fund.  The Board considered that each Fund outperformed its benchmark and peer group average for the one- and three-year periods.  The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/PPM America Long Short Credit Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year period.  The Board took into account that the Fund commenced its operations in April 2013 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund and JNL Tactical ETF Growth Fund.  The Board considered that each Fund outperformed its benchmark and peer group average for the one-year period, though it underperformed its benchmark and peer group average for the three-year period.  The Board concluded that, in light of the improved performance, it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Van Eck International Gold Fund.  The Board noted that the Fund underperformed its benchmark and peer group average for the one-year period.  The Board also considered the Fund’s three-year performance history available as of September 30, 2015 and noted that, for that period, the Fund outperformed its benchmark and underperformed its peer group average by only one basis point.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s).  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board took into account that reductions to the Funds’ 12b-1 and administrative fees effective April 27, 2015 had reduced a majority of the Funds’ total expense structure by ten basis points and that these reductions were only partially reflected in the information provided by the independent data service.  The Board also took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNAM Guidance — Alt 100 Fund, JNAM Guidance — Conservative Fund, JNAM Guidance — Fixed Income 100 Fund, JNAM Guidance — Growth Fund, JNAM Guidance - Interest Rate Opportunities Fund, JNAM Guidance — Maximum Growth Fund, JNAM Guidance — Moderate Fund, JNAM Guidance — Moderate Growth Fund and JNAM Guidance — Real Assets Fund.  The Board considered that, while each Fund’s advisory fee is higher than its peer group average, each Fund’s total expense ratio (excluding underlying fund expenses) is lower than its respective peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNAM Guidance - Equity 100 Fund.  The Board noted that the Fund’s advisory fee is higher than its peer group average and that the Fund’s total expense ratio (excluding underlying fund expenses) is only three basis points higher than the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Global Growth Fund.  The Board noted that the Fund’s total expense ratio (including Master Fund expenses) is lower than the Fund’s peer group average, though the Fund’s advisory fee is higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Growth Fund.  The Board considered that the Fund’s advisory fee and its total expense ratio (including Master Fund expenses) are higher than their respective peer group averages.  The Board also noted that JNAM had agreed to implement a five basis point voluntary advisory fee waiver for the Fund.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/AQR Risk Parity Fund, JNL/DFA U.S. Micro Cap Fund, JNL/PPM America Long Short Credit Fund and JNL/The Boston Company Equity Income Fund.  The Board noted that each Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/BlackRock Global Long Short Credit Fund.  The Board noted that the Fund’s sub-advisory fee and total expense ratio are lower than the Fund’s respective peer group averages and the Fund’s advisory fee is higher than the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Epoch Global Shareholder Yield Fund.  The Board noted that the Fund’s total expense ratio is lower than the Fund’s peer group average, and the Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/DoubleLine Total Return Fund.  The Board noted that the Fund’s advisory fee is lower than the peer group average, and its total expense ratio is approximately one basis point higher than its peer group average.  The Board also took into account that the Fund’s sub-advisory fee is the same as its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages.  The Board also considered that JNAM proposed a voluntary advisory fee waiver of five basis points for net assets between $500 million and $1 billion.  The Board noted that the Fund performed in the top decile of its peer group for the one-year period ended June 30, 2015.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/FAMCO Flex Core Covered Call Fund.  The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than the Fund’s peer group averages.  The Board also noted that the Fund’s total expense ratio is the same as its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Lazard International Strategic Equity Fund and JNL/Nicholas Convertible Arbitrage Fund.  The Board noted that each Fund’s total expense ratio is lower than the Fund’s peer group average, though each Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Mellon Capital Frontier Markets 100 Index Fund (formerly, JNL/Franklin Templeton Frontier Markets Fund).  The Board noted that the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages, though the total expense ratio is only three basis points higher than its peer group average.  The Board also considered that the Fund’s sub-adviser fee is lower than its peer group average.  The Board noted that, in connection with the Fund’s recent strategy change, its total expense ratio had decreased by more than 100 basis points.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Neuberger Berman Currency Fund.  The Board noted that the Fund’s advisory fee and sub-advisory fee are lower than their respective peer group averages, though the Fund’s total expense ratio is higher than its peer group average.  The Board also took into account that the Fund outperformed its peer group average by 4.19% for the one-year period.  The Board concluded that the fees are appropriate in light of the services provided and the Fund’s performance.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund.  The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is equal to its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/PIMCO Credit Income Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/WCM Focused International Equity Fund.  The Board noted that each Fund’s advisory fee and total expense ratio are lower than the respective peer group averages, though each Fund’s sub-advisory fee is higher than its respective peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/T. Rowe Price Capital Appreciation Fund.  The Board considered that the Fund’s total expense ratio is lower than its peer group average, and that the Fund’s advisory fee is equal to its peer group average.  The Board also considered that the Fund’s sub-advisory fee is higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Conservative Fund.  The Board noted that while the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than their respective peer group averages, the Fund’s total expense ratio (excluding underlying fund expenses) is only two basis points higher than the peer group average. The Board also considered that the Fund’s sub-advisory fee is lower than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Moderate Fund.  The Board noted that the Fund’s advisory fee and sub-advisory fee are lower than their respective peer group averages, though its total expense ratio (excluding underlying fund expenses) is higher than its peer group averages.  The Board also considered that the Fund’s total expense ratio (excluding underlying fund expenses) is only three basis points higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Growth Fund.  The Board noted that the Fund’s sub-advisory fee is lower than its peer group average and the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages.  The Board also considered that the Fund’s advisory fee is only four basis points higher than its peer group average and that its total expense ratio (excluding underlying fund expenses) is only one basis point higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

JNL/Van Eck International Gold Fund.  The Board noted that, while the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages, the Fund has competitive longer-term performance.  The Board also considered that, over the past year, the Fund’s total expense ratio was reduced by 10 basis points as a result of 12b-1 fee and administrative fee reductions.  The Board concluded that the fees are appropriate in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

The Board took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule, which also allows shareholder to participate in economies of scale across the Fund complex.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered the Adviser’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

SUPPLEMENT DATED OCTOBER 13, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JACKSON VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

In the summary prospectus section entitled “Summary Overview of Each Fund,” please delete the sub-section “Principal Investment Strategies,” for the JNL/Mellon Capital Frontier Markets 100 Index Fund in its entirety and replace it with the following:

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the “Index”), including depositary receipts representing interests in securities included in the Index, or in other instruments with similar exposure to frontier and emerging markets.  Depositary receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and/or European Depositary receipts (“EDRs”).

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks (and similar exposures) that make up the Index, in relatively the same proportions as those stocks are represented in the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

As of April 30, 2015, the Index considers “frontier markets countries” to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purpose of managing cash flows, converting balance sheet accruals into equity positions, and otherwise gaining exposure to frontier and emerging markets.

The Fund will vary from the investment approach set forth above when the market capitalization weightings of the Index otherwise would violate the Fund’s fundamental or operating policies.  In such cases, the excess weight of any security that would cause the Fund to violate its policies will be allocated to the other securities and financial instruments held by the Fund. To the extent that the Fund’s allocations deviate from those of the Index, the Fund’s performance will vary from that of the Index and the Fund may not achieve its investment objective.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

This supplement is dated October 13, 2015.

(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/15 and JMV8037BENY 04/15.)

CMV16341 10/15

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JACKSON VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

For the JNL/American Funds Global Growth Fund, please delete all references to Steven T. Watson.

Effective October 15, 2015, in the summary prospectus section entitled “Summary Overview of Each Fund,” please delete the “Portfolio Managers” table for the JNL/PPM America Long Short Credit Fund in its entirety and replace it with the following table:

Name:	Joined Fund Management Team In:	Title:
Anthony Balestrieri	April 2013	Executive Vice President and Chief Investment Officer-Total Return, PPM
Michael T. Kennedy	April 2013	Senior Managing Director, PPM

Effective October 15, 2015, in the summary prospectus section entitled “Summary Overview of Each Fund,” please delete the “Portfolio Managers” table for the JNL/American Funds® Global Growth Fund in its entirety and replace it with the following table:

Name:	Joined Fund Management Team In:	Title:
Patrice Collette	November 2015	Partner, Capital World InvestorsSM (“CWI”) (1)
Isabelle de Wismes	September 2013	Partner, CWI (1)
Galen Hoskin	November 2015	Partner, CWI (1)
Jonathan Knowles	September 2013	Partner, CWI (1)

(1) CWI is a division of Capital Research and Management Company.

In the summary prospectus section entitled “Summary Overview of Each Fund,” in the sub-section”Principal Risks of Investing in the Fund” for the JNL/Mellon Capital Frontier Markets 100 Index Fund, please add the following risk:

•                  Financial services risk — An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

This supplement is dated November 4, 2015.

(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/15 and JMV8037BENY 04/15.)

CMV16429 11/15

SUPPLEMENT DATED JANUARY 5, 2016

TO THE PROSPECTUS DATED APRIL 27, 2015

JACKSON VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective January 1, 2016.

Please delete all references to “Neuberger Berman Fixed Income LLC” and replace with “Neuberger Berman Investment Advisers LLC.”

This supplement is dated January 5, 2016.

(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/15, and JMV8037BENY 04/15.)

CMV16643 01/16

Jackson Variable Series Trust

1 Corporate Way

Lansing, MI 48951

CMV13476 01/16

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2014 and December 31, 2015.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2014	$623,536	$0	$208,540	$0
2015	$510,079	$0	$245,176	$0

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2014	$118,417	$0	$0
2015	$123,635	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2014 was $424,197.  The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2015 was $466,536.

(h) For the fiscal years ended December 31, 2014 and December 31, 2015, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)     Below is a Schedule I — Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Micro Cap Fund, the JNL/Epoch Global Shareholder Fund, the JNL/PIMCO Credit Income Fund, the JNL/BlackRock Global Long Short Credit Fund, the JNL/PPM America Long Short Credit Fund, and the JNL/T. Rowe Price Capital Appreciation Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2015, pursuant to § 210.1212 of Regulation S-X.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/BlackRock Global Long Short Credit Fund (a)

	Shares/Par †	Value
COMMON STOCKS - 0.9%

UNITED STATES OF AMERICA - 0.9%
ADT Corp.	17	$564
Apple Inc.	5	570
Continental Resources Inc.	745	525
EMC Corp.	22	577
InfraREIT Inc.	6	116
PayPal Holdings Inc. (b)	26	927
Sabre Corp.	16	455
Wal-Mart Stores Inc.	5	315
Total Common Stocks (cost $4,236)		4,049

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.6%

AUSTRALIA - 0.4%
Virgin Australia Trust
8.50%, 10/23/16 (c)	$644	653
7.13%, 10/23/18 (c)	886	895
6.00%, 10/23/20 (c)	408	414
		1,962
CANADA - 0.5%
Air Canada Pass-Through Trust
6.63%, 05/15/18 (c)	350	350
5.38%, 05/15/21 (c)	364	367
5.00%, 12/15/23 (c)	1,600	1,580
		2,297
CAYMAN ISLANDS - 1.3%
ALM Loan Funding
3.77%, 04/24/24 (c) (d)	480	464
3.07%, 01/20/26 (c) (d)	250	241
4.82%, 01/20/26 (c) (d)	345	278
ALM VI Ltd., 4.07%, 07/15/26 (c) (d)	250	237
ALM VII Ltd., 4.82%, 10/19/24 (c) (d)	325	324
Ares XXV CLO Ltd., 3.47%, 01/17/24 (d) (e)	250	245
Atlas Senior Loan Fund Ltd., 3.06%, 02/17/26 (c) (d)	350	337
ING Investment Management Co., 3.02%, 01/18/26 (c) (d)	255	245
KKR CLO Trust, 1.47%, 07/15/25 (c) (d)	500	489
Lone Star Portfolio Trust REMIC, 5.93%, 09/15/20 (c) (d)	515	514
Madison Park Funding I Ltd., 3.07%, 10/23/25 (c) (d)	320	310
Mountain Hawk CLO Ltd., 1.45%, 07/22/24 (c) (d)	460	450
Octagon Investment Partners XVIII Ltd., 4.06%, 12/16/24 (c) (d)	250	232
OHA Credit Partners VII Ltd., 1.79%, 11/20/23 (c) (d)	315	314
OZLM Funding Ltd., 3.52%, 07/22/25 (c) (d)	750	683
RAIT Preferred Funding II Ltd. REMIC, 0.71%, 06/25/45 (c) (d)	149	141
Tyron Park CLO Ltd., 3.82%, 07/15/25 (c) (d)	500	463
		5,967
GERMANY - 0.1%
German Residential Funding Plc, 4.05%, 08/27/18 (d) (e), EUR	556	618

IRELAND - 1.4%
ALME Loan Funding
1.40%, 08/15/27 (d) (e), EUR	695	748
5.10%, 08/15/27 (d) (e), EUR	310	307
5.85%, 08/15/27 (d) (e), EUR	250	238
Arbour CLO Ltd.
5.00%, 06/16/27 (d) (e), EUR	338	338
5.75%, 06/16/27 (d) (e), EUR	336	315
Avoca CLO XIII Ltd., 5.37%, 12/29/27 (d) (e), EUR	250	254
Avoca CLO XIV Ltd.
0.00%, 07/12/28 (e) (h), EUR	400	389
4.81%, 07/12/28 (d) (e), EUR	200	195
5.81%, 07/12/28 (d) (e), EUR	100	92
Avoca CLO XV Ltd.
0.00%, 01/15/29 (d) (e), EUR	500	443
5.03%, 01/15/29 (d) (e), EUR	590	586
6.78%, 01/15/29 (d) (e), EUR	230	228
CVC Cordatus Loan Fund III Ltd., 1.40%, 07/08/27 (d) (e), EUR	1,280	1,377
SMB Private Education Loan Trust, 3.50%, 03/15/26 (c)	775	725
Sorrento Park CLO Ltd., 6.17%, 11/16/27 (d) (e), EUR	250	244
		6,479
ITALY - 0.3%
Arianna SPV Srl, 3.60%, 04/20/19 (e), EUR	1,006	1,112
Berica PMI, 2.29%, 05/31/57 (d) (e), EUR	296	324
		1,436
LUXEMBOURG - 0.3%
GRACE Mortgage Trust REMIC, 3.59%, 06/10/21 (c) (d)	205	196
Harvest CLO XI
0.00%, 03/28/29 (d) (e), EUR	985	887
5.12%, 03/28/29 (d) (e), EUR	280	287
		1,370
NETHERLANDS - 1.3%
Euro-Galaxy IV CLO
4.57%, 07/30/28 (d) (e), EUR	365	345
6.32%, 07/30/28 (d) (e), EUR	380	379
3.42%, 07/31/28 (d) (e), EUR	270	275
Jubilee CDO BV
5.05%, 01/15/24, EUR	690	548
1.35%, 04/15/27 (d) (e), EUR	275	297
North Westerly CLO IV BV
0.00%, 01/15/26 (d) (e), EUR	528	477
1.50%, 01/15/26 (d) (e), EUR	1,950	2,119
St. Pauls CLO Ltd., 1.35%, 04/25/28 (d) (e), EUR	1,500	1,630
		6,070
PORTUGAL - 0.2%
TAGUS-Sociedade de Titularizacao de Creditos SA, 2.98%, 02/16/18 (e), EUR	753	821

TURKEY - 0.2%
Turk Hava Yollari AO, 4.20%, 03/15/27 (c)	909	872

UNITED ARAB EMIRATES - 0.2%
Doric Nimrod Air Alpha Pass-Through Trust, 5.25%, 05/30/23 (c)	855	889

UNITED KINGDOM - 0.2%
Ludgate Funding Plc, 0.70%, 01/01/61 (d) (f), GBP	7,770	331
Paragon Mortgages No. 13 Plc, 0.50%, 01/15/39 (d) (e)	589	529
		860

See accompanying Notes to Financial Statements

	Shares/Par †	Value
UNITED STATES OF AMERICA - 6.2%
American Airlines Pass-Through Trust
6.00%, 01/15/17 (c)	2,319	2,365
6.13%, 07/15/18 (c)	1,750	1,796
6.98%, 05/23/21	734	757
BXHTL Mortgage Trust REMIC
3.91%, 05/15/17 (c) (d)	750	722
4.22%, 05/15/17 (c) (d)	600	567
CDGJ Commercial Mortgage Trust REMIC, 4.58%, 11/15/16 (c) (d)	300	294
Commercial Mortgage Pass-Through Certificates REMIC, 3.80%, 06/11/19 (c) (d)	1,070	1,059
Continental Airlines Pass-Through Certificates, 6.13%, 04/29/18	397	405
Core Industrial Trust REMIC
3.85%, 02/10/22 (c) (d)	380	354
3.85%, 02/10/22 (c) (d)	360	321
Countrywide Asset-Backed Certificates REMIC, 0.59%, 03/25/37 (d)	485	500
Credit Acceptance Auto Loan Trust
3.04%, 01/15/19 (c)	305	304
3.76%, 01/15/19 (c)	250	248
2.61%, 01/17/23 (c)	260	259
Credit Suisse Commercial Mortgage Trust REMIC, 5.95%, 07/15/17 (d)	200	202
DCP Rights LLC, 5.46%, 10/25/21 (c) (f)	266	263
Delta Air Lines Pass-Through Trust, 4.25%, 07/30/23	1,521	1,532
Flatiron CLO Ltd.
4.82%, 10/25/24 (c) (d)	250	247
1.72%, 01/17/26 (c) (d)	345	340
GAHR Commercial Mortgage Trust REMIC, 3.38%, 12/15/19 (c) (d)	875	801
GAHR Commericial Mortgage Trust REMIC
3.38%, 12/15/19 (c) (d)	705	655
3.38%, 12/15/19 (c) (d)	380	351
Hilton USA Trust REMIC, 4.45%, 11/05/18 (c) (d)	374	374
LB-UBS Commercial Mortgage Trust REMIC
5.84%, 06/15/38 (d)	290	294
5.48%, 02/15/40	230	232
Navient Private Education Loan Trust
2.03%, 07/15/24 (c) (d)	295	285
3.50%, 12/15/24 (c)	100	91
OneMain Financial Issuance Trust
2.43%, 08/18/17 (c)	410	409
3.19%, 01/18/18 (c)	290	288
3.85%, 01/18/18 (c)	290	293
2.57%, 10/18/18 (c)	765	756
3.10%, 01/18/19 (c)	155	154
Santander Drive Auto Receivables Trust S-1, 0.00%, 01/31/16 (e) (f) (g) (h)	—	833
Santander Drive Auto Receivables Trust S-4, 0.00%, 09/30/16 (e) (f) (g) (h)	—	1,218
SLM Private Education Loan Trust
2.58%, 05/15/19 (c) (d)	630	651
3.00%, 12/15/19 (c)	360	348
Springleaf Funding Trust, 3.16%, 05/15/19 (c)	475	472
United Airlines Inc. Pass-Through Trust
4.63%, 09/03/22	520	521
4.30%, 08/15/25	819	847
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,713
8.00%, 10/01/19	192	207
6.75%, 06/03/21	593	623
5.38%, 11/15/21	1,516	1,516
Wachovia Bank Commercial Mortgage Trust REMIC, 5.95%, 02/15/51 (d)	350	357
Wells Fargo Commercial Mortgage Trust REMIC, 3.85%, 11/15/25	370	272
		28,096
Total Non-U.S. Government Agency Asset- Backed Securities (cost $61,469)		57,737

CORPORATE BONDS AND NOTES - 46.8%

CANADA - 0.5%
1011778 BC Unltd. Liability Corp., 6.00%, 04/01/22 (c)	465	479
Air Canada, 6.75%, 10/01/19 (c)	875	908
NOVA Chemicals Corp., 5.00%, 05/01/25 (c)	120	117
Valeant Pharmaceuticals International, 6.75%, 08/15/18 (c)	393	389
VPII Escrow Corp., 7.50%, 07/15/21 (c)	550	549
		2,442
CZECH REPUBLIC - 0.1%
Casino Guichard Perrachon SA, 4.87%, (callable at 100 beginning 01/31/19) (e) (i), EUR	100	97
CE Energy A/S, 7.00%, 02/01/21 (e), EUR	235	258
		355
FRANCE - 1.7%
BNP Paribas Cardif SA, 4.03%, (callable at 100 beginning 11/25/25) (e) (i), EUR	700	726
Credit Agricole Assurances SA, 4.25%, (callable at 100 beginning 01/13/25) (e) (i), EUR	1,600	1,650
Electricite de France, 5.00%, (callable at 100 beginning 01/22/26) (e) (i), EUR	1,000	1,062
Lion/Seneca France 2, 7.88%, 04/15/19 (e), EUR	540	469
Numericable Group SA
4.88%, 05/15/19 (c)	475	471
5.63%, 05/15/24 (e), EUR	810	890
6.25%, 05/15/24 (c)	270	261
Orange SA
4.00% (callable at 100 beginning 10/01/21) (e) (i), EUR	175	188
4.25% (callable at 100 beginning 02/07/20) (e) (i), EUR	100	110
5.00% (callable at 100 beginning 10/01/26) (e) (i), EUR	875	947
SGD Group SAS, 5.63%, 05/15/19 (e), EUR	335	372
Societe Generale SA, 5.63%, 11/24/45 (c)	550	527
		7,673
GERMANY - 3.5%
Aroundtown Property Holdings Plc
3.00%, 05/05/20 (e) (j), EUR	1,200	1,630
3.00%, 12/09/21 (e), EUR	800	856
Bayer AG, 2.38%, 04/02/75 (e), EUR	1,050	1,071
Bayerische Landesbank, 0.74%, 02/07/19 (d) (e), EUR	600	625
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (e), EUR	400	383
Commerzbank AG, 7.75%, 03/16/21, EUR	900	1,188
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20 (c)	1,600	1,593
Deutsche Bank AG, 2.75%, 02/17/25 (e), EUR	201	203
FTE Verwaltungs GmbH, 9.00%, 07/15/20 (e), EUR	280	321

See accompanying Notes to Financial Statements

	Shares/Par †	Value
HSH Nordbank AG
7.25% (callable at 100 beginning 03/30/16) (i)	2,370	732
0.72%, 02/14/17 (d), EUR	1,513	1,486
0.76%, 02/14/17 (d) (e), EUR	1,264	1,243
Pfleiderer GmbH, 7.88%, 08/01/19 (e), EUR	251	283
Schaeffler Holding Finance BV
6.25%, 11/15/19 (c) (k)	200	209
5.75%, 11/15/21 (e) (k), EUR	380	442
6.75%, 11/15/22 (c) (k)	228	245
Unitymedia Hessen GmbH & Co. KG
5.63%, 04/15/23 (e), EUR	80	92
4.00%, 01/15/25 (e), EUR	555	581
6.25%, 01/15/29 (e), EUR	800	954
Volkswagen International Finance NV, 3.50%, (callable at 100 beginning 03/20/30) (e) (i), EUR	1,125	1,021
Vonovia Finance BV, 4.00%, (callable at 100 beginning 12/17/21) (e) (i), EUR	600	633
ZF North America Capital Inc., 2.75%, 04/27/23 (e), EUR	200	208
		15,999
IRELAND - 0.3%
AerCap Ireland Capital Ltd.
4.25%, 07/01/20	832	838
4.63%, 07/01/22	534	540
		1,378
ITALY - 3.0%
Banca Monte dei Paschi di Siena SpA, 3.63%, 04/01/19 (e), EUR	328	357
Banco Popolare SC, 3.50%, 03/14/19 (e), EUR	2,358	2,627
CNH Industrial Finance Europe SA, 2.75%, 03/18/19 (e), EUR	835	900
Enel SpA, 6.50%, 01/10/74 (e), EUR	500	587
FGA Capital Ireland Plc, 2.63%, 04/17/19 (e), EUR	240	270
Intesa Sanpaolo SpA
7.70% (callable at 100 beginning 09/17/25) (c) (i)	250	255
6.63%, 09/13/23 (e), EUR	810	1,058
Meccanica Holdings USA Inc., 7.38%, 07/15/39 (c)	230	241
Snai SpA, 7.63%, 06/15/18 (e), EUR	170	177
Swissport Investments SA, 6.75%, 12/15/21 (e), EUR	225	253
Telecom Italia Capital SA, 7.72%, 06/04/38	350	365
Telecom Italia Finance SA, 7.75%, 01/24/33, EUR	910	1,287
UniCredit SpA
6.95%, 10/31/22 (e), EUR	620	787
5.75%, 10/28/25 (e), EUR	3,340	3,916
Wind Acquisition Finance SA, 4.00%, 07/15/20 (e), EUR	603	652
		13,732
JAMAICA - 0.0%
Digicel Ltd., 6.00%, 04/15/21 (c)	252	212

JERSEY - 0.2%
Atrium European Real Estate Ltd., 4.00%, 04/20/20 (e), EUR	320	369
Enterprise Funding Ltd., 3.50%, 09/10/20 (e) (j), GBP	300	378
		747
LUXEMBOURG - 1.8%
Allied Irish Banks Plc, 4.13%, 11/26/25 (e), EUR	250	273
Altice Financing SA
6.50%, 01/15/22 (c)	350	346
5.25%, 02/15/23 (e), EUR	377	408
Altice SA
7.25%, 05/15/22 (e), EUR	430	437
7.75%, 05/15/22 (c)	280	253
6.25%, 02/15/25 (e), EUR	436	400
Altice US Finance I Corp., 5.38%, 07/15/23 (c)	369	370
APERAM, 0.63%, 07/08/21 (e) (j)	800	889
AstraZeneca Plc, 2.38%, 11/16/20	1,556	1,545
Atalaya Luxco, 11.50%, 05/30/20 (e) (f) (g) (k), EUR	1,020	1,092
Bilbao Luxembourg SA, 10.50%, 12/01/18 (e) (k), EUR	321	328
Cirsa Funding Luxembourg SA, 5.88%, 05/15/23 (e), EUR	995	1,025
Intralot Capital Luxembourg SA, 6.00%, 05/15/21 (e), EUR	188	181
Intralot Finance Luxembourg SA, 9.75%, 08/15/18 (e), EUR	350	396
Trinseo Materials Operating SCA, 6.38%, 05/01/22 (e), EUR	100	108
		8,051
NETHERLANDS - 1.0%
ABN AMRO Bank NV, 5.75%, (callable at 100 beginning 09/22/20) (e) (i), EUR	600	652
Achmea BV, 6.00%, 04/04/43 (d) (e), EUR	200	234
Hema Bondco I BV, 6.25%, 06/15/19 (e), EUR	400	323
Neptune Finco Corp., 6.63%, 10/15/25 (c)	400	416
NXP BV
3.75%, 06/01/18 (c)	765	769
5.75%, 02/15/21 (c)	200	208
Petrobras Global Finance BV
5.38%, 10/01/29, GBP	145	122
6.63%, 01/16/34, GBP	420	375
7.25%, 03/17/44	1,425	962
Sensata Technologies BV, 5.00%, 10/01/25 (c)	160	156
Ziggo Bond Finance BV, 4.63%, 01/15/25 (e), EUR	450	454
		4,671
POLAND - 0.1%
Play Finance 1 SA, 6.50%, 08/01/19 (e), EUR	210	237

PORTUGAL - 0.1%
Banco Espirito Santo SA
2.63%, 05/08/17 (e), EUR	400	51
4.75%, 01/15/18 (e), EUR	1,200	149
4.00%, 01/21/19 (e), EUR	2,200	263
		463
PUERTO RICO - 0.1%
Popular Inc., 7.00%, 07/01/19	620	580

SPAIN - 4.7%
Abengoa Finance SAU, 6.00%, 03/31/21 (e), EUR	174	22
Banca Popolare di Milano SCARL, 7.13%, 03/01/21 (e), EUR	140	164
Banco Bilbao Vizcaya Argentaria SA
6.75% (callable at 100 beginning 02/18/20) (e) (i), EUR	400	424
7.00% (callable at 100 beginning 02/19/19) (e) (i) (j), EUR	1,000	1,066

See accompanying Notes to Financial Statements

	Shares/Par †	Value
9.00% (callable at 100 beginning 05/09/18) (e) (i) (j)	600	642
Banco Popular Espanol SA
8.25% (callable at 100 beginning 04/10/20) (e) (i) (j), EUR	400	408
11.50% (callable at 100 beginning 10/10/18) (e) (i) (j), EUR	700	825
Banco Santander SA, 6.25%, (callable at 100 beginning 03/12/19) (e) (i), EUR	900	924
Bankia SA
3.50%, 01/17/19 (e), EUR	2,400	2,744
4.00%, 05/22/24 (e), EUR	4,700	5,063
BPE Financiaciones SA, 2.00%, 02/03/20 (e), EUR	2,500	2,697
CaixaBank SA
4.50%, 11/22/16 (e) (j), EUR	900	590
5.00%, 11/14/23 (e), EUR	300	341
Gas Natural Fenosa Finance BV
3.38% (callable at 100 beginning 04/24/24) (e) (i), EUR	1,600	1,504
4.12% (callable at 100 beginning 11/18/22) (e) (i), EUR	400	414
Obrascon Huarte Lain SA, 5.50%, 03/15/23 (e), EUR	498	455
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20 (e), EUR	416	463
Santander Issuances SAU, 2.50%, 03/18/25 (e), EUR	200	204
Telefonica Europe BV
4.20% (callable at 100 beginning 12/04/19) (e) (i), EUR	1,400	1,497
5.00% (callable at 100 beginning 03/31/20) (e) (i), EUR	800	875
5.87% (callable at 100 beginning 03/31/24) (e) (i), EUR	200	218
		21,540
SWEDEN - 0.1%
Verisure Holding AB, 6.00%, 11/01/22 (e), EUR	400	452

SWITZERLAND - 0.5%
UBS AG
5.13%, 05/15/24 (e)	775	783
4.75%, 02/12/26 (e), EUR	935	1,084
UBS Group AG
5.75% (callable at 100 beginning 02/09/22) (e) (i), EUR	250	285
7.00% (callable at 100 beginning 02/19/25) (e) (i)	225	238
		2,390
UNITED KINGDOM - 3.6%
Annington Finance No. 5 Plc, 13.00%, 01/15/23 (e) (k), GBP	587	1,006
AstraZeneca Plc, 3.38%, 11/16/25	669	664
Barclays Plc, 7.87%, (callable at 100 beginning 09/15/22) (e) (i), GBP	775	1,141
Care UK Health & Social Care Plc, 5.58%, 07/15/19 (d) (e), GBP	100	134
CCOH Safari LLC, 5.75%, 02/15/26 (c)	302	303
Centrica Plc, 2.96%, 04/10/76 (d) (e), EUR	545	544
Cognita Financing Plc, 7.75%, 08/15/21 (e), GBP	100	152
Coventry Building Society, 6.37%, (callable at 100 beginning 10/08/25) (e) (i), GBP	200	285
HBOS Capital Funding LP, 6.85%, (callable at 100 beginning 03/23/16) (e) (i)	130	131
Lloyds Banking Group Plc, 6.37%, (callable at 100 beginning 06/27/20) (e) (i), EUR	1,074	1,231
Pension Insurance Corp. Plc, 6.50%, 07/03/24 (e), GBP	175	252
Punch Taverns Finance B Ltd.
5.94%, 09/30/22, GBP	940	1,318
5.27%, 03/30/24, GBP	159	209
Punch Taverns Finance Plc
0.58%, 07/15/21 (d) (e), GBP	523	710
6.08%, 10/15/27 (d) (e), GBP	528	695
Qorvo Inc., 6.75%, 12/01/23 (c)	710	724
Santander UK Group Holdings Plc, 7.38%, (callable at 100 beginning 06/24/22) (e) (i), GBP	475	711
Silk Bidco AS, 7.50%, 02/01/22 (e), EUR	350	391
Societe Generale SA, 4.75%, 11/24/25 (c)	1,600	1,549
Unique Pub Finance Co. Plc
7.40%, 03/30/24, GBP	195	289
5.66%, 06/30/27, GBP	1,140	1,678
6.46%, 03/30/32, GBP	491	619
Virgin Media Secured Finance Plc, 6.25%, 03/28/29 (e), GBP	400	592
Vougeot Bidco Plc, 7.88%, 07/15/20 (e), GBP	358	555
Voyage Care Bondco Plc, 11.00%, 02/01/19 (e), GBP	450	680
		16,563
UNITED STATES OF AMERICA - 25.4%
Actavis Funding SCS
3.00%, 03/12/20	625	625
3.45%, 03/15/22	658	659
3.80%, 03/15/25	941	936
4.75%, 03/15/45	704	686
Advanced Micro Devices Inc., 6.75%, 03/01/19	75	54
AECOM
5.75%, 10/15/22	207	213
5.88%, 10/15/24	140	143
Alcatel-Lucent USA Inc., 6.75%, 11/15/20 (c)	365	385
Ally Financial Inc.
3.75%, 11/18/19	275	271
4.13%, 03/30/20	700	696
5.13%, 09/30/24	484	495
8.00%, 11/01/31	188	217
American Airlines Group Inc., 4.63%, 03/01/20 (c)	515	491
American Capital Ltd., 6.50%, 09/15/18 (c)	567	584
Amsurg Corp., 5.63%, 07/15/22	615	609
AT&T Inc., 0.00%, 11/27/22 (c) (h)	3,000	2,336
Aviation Capital Group Corp., 4.88%, 10/01/25 (c)	1,195	1,188
Bank of America Corp.
2.63%, 10/19/20	3,333	3,293
3.30%, 01/11/23	3,328	3,281
Belden Inc., 5.50%, 04/15/23 (e), EUR	406	445
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 06/15/17 (c)	227	220
Biogen Inc., 2.90%, 09/15/20	203	203
Blackstone CQP Holdco LP, 9.30%, 03/31/19 (e) (f) (g)	669	667
Blue Coat Holdings Inc., 8.38%, 06/01/23 (c)	603	606
Building Materials Corp. of America, 6.00%, 10/15/25 (c)	324	330
Calpine Corp.
5.38%, 01/15/23	516	463
5.75%, 01/15/25	742	655
Capital One Financial Corp.
4.75%, 07/15/21	320	347
3.20%, 02/05/25	645	624
4.20%, 10/29/25	3,680	3,635
CCO Holdings LLC, 5.88%, 05/01/27 (c)	600	597

See accompanying Notes to Financial Statements

	Shares/Par †	Value
CCO Safari II LLC
6.48%, 10/23/45 (c)	345	345
6.83%, 10/23/55 (c)	1,641	1,615
Citigroup Inc.
6.13% (callable at 100 beginning 11/15/20) (i)	2,000	2,040
3.75%, 06/16/24	1,250	1,273
Clear Channel Worldwide Holdings Inc., 6.50%, 11/15/22	325	317
CommScope Technologies Finance LLC, 6.00%, 06/15/25 (c)	102	98
Continental Resources Inc., 4.50%, 04/15/23	293	211
CSC Holdings LLC, 5.25%, 06/01/24	75	66
DaVita HealthCare Partners Inc., 5.00%, 05/01/25	364	351
Discover Bank, 3.20%, 08/09/21	750	745
DISH DBS Corp., 5.88%, 11/15/24	400	356
DJO Finco LLC, 8.13%, 06/15/21 (c)	198	176
Eastman Chemical Co., 4.65%, 10/15/44	1,150	1,020
EMC Corp., 1.88%, 06/01/18	497	464
Endo Finance LLC
6.00%, 07/15/23 (c)	1,000	995
6.00%, 02/01/25 (c)	200	197
Energy Transfer Partners LP
4.05%, 03/15/25	348	286
4.75%, 01/15/26	1,531	1,318
Equinix Inc.
5.38%, 01/01/22	361	370
5.75%, 01/01/25	250	256
5.88%, 01/15/26	131	135
Expedia Inc., 5.00%, 02/15/26 (c)	750	732
Family Tree Escrow LLC
5.25%, 03/01/20 (c)	30	31
5.75%, 03/01/23 (c)	395	412
Fidelity National Information Services Inc., 3.63%, 10/15/20	260	263
FireEye Inc., 1.00%, 06/01/35 (c) (j)	600	510
First Data Corp.
5.38%, 08/15/23 (c)	216	217
7.00%, 12/01/23 (c)	754	754
5.00%, 01/15/24 (c)	245	244
5.75%, 01/15/24 (c)	284	280
Flextronics International Ltd., 4.75%, 06/15/25 (c)	745	725
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (c)	427	391
Forest Laboratories Inc., 5.00%, 12/15/21 (c)	1,320	1,435
Freescale Semiconductor Inc., 5.00%, 05/15/21 (c)	200	205
Frontier Communications Corp.
6.25%, 09/15/21	145	123
7.13%, 01/15/23	5	4
7.63%, 04/15/24	25	21
6.88%, 01/15/25	72	59
11.00%, 09/15/25 (c)	62	61
Gates Global LLC, 5.75%, 07/15/22 (e), EUR	100	77
General Electric Co.
4.00% (callable at 100 beginning 06/15/22) (i)	58	58
4.10% (callable at 100 beginning 12/15/22) (i)	102	102
Genworth Financial Inc.
6.52%, 05/22/18	780	760
7.70%, 06/15/20	146	137
4.80%, 02/15/24	313	211
Gilead Sciences Inc.
2.55%, 09/01/20	2,090	2,090
3.65%, 03/01/26	1,150	1,160
4.75%, 03/01/46	320	324
Goldman Sachs Group Inc.
4.00%, 03/03/24	2,500	2,567
3.75%, 05/22/25	2,070	2,085
HCA Inc.
4.25%, 10/15/19	742	757
5.38%, 02/01/25	144	142
5.25%, 04/15/25	865	871
5.88%, 02/15/26	154	155
HD Supply Inc.
7.50%, 07/15/20	212	220
5.25%, 12/15/21 (c)	817	833
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	125	130
Hologic Inc., 5.25%, 07/15/22 (c)	100	102
HSBC USA Inc., 1.70%, 03/05/18	2,795	2,780
Huntington Ingalls Industries Inc., 5.00%, 12/15/21 (c)	281	286
Icahn Enterprises LP, 5.88%, 02/01/22	424	414
iStar Financial Inc., 4.00%, 11/01/17	157	154
Italics Merger Sub Inc., 7.13%, 07/15/23 (c)	893	808
Jaguar Holding Co. II, 6.38%, 08/01/23 (c)	245	239
John Deere Capital Corp., 3.35%, 06/12/24	1,200	1,220
JPMorgan Chase & Co.
6.10% (callable at 100 beginning 10/01/24) (i)	500	503
3.20%, 01/25/23	1,250	1,247
3.90%, 07/15/25	1,600	1,648
JPMorgan Chase Capital XXI, 1.28%, 02/02/37 (d)	1,250	984
Kinder Morgan Inc., 4.30%, 06/01/25	1,526	1,319
KLA-Tencor Corp., 4.65%, 11/01/24	1,270	1,278
Lennar Corp., 4.50%, 11/15/19	373	379
Level 3 Financing Inc.
6.13%, 01/15/21	662	685
5.13%, 05/01/23 (c)	142	141
5.38%, 01/15/24 (c)	90	90
5.38%, 05/01/25 (c)	168	167
LGE HoldCo VI BV, 7.13%, 05/15/24 (e), EUR	1,270	1,491
Mallinckrodt International Finance SA
4.88%, 04/15/20 (c)	46	44
5.75%, 08/01/22 (c)	1,110	1,066
5.50%, 04/15/25 (c)	40	37
McDonald’s Corp.
3.70%, 01/30/26	415	415
4.70%, 12/09/35	245	244
4.88%, 12/09/45	575	578
Meccanica Holdings USA Inc., 6.25%, 01/15/40 (c)	1,120	1,036
MGM Resorts International, 6.00%, 03/15/23	350	347
Micron Technology Inc.
5.88%, 02/15/22	445	433
5.25%, 08/01/23 (c)	1,825	1,638
5.25%, 01/15/24 (c)	360	317
5.50%, 02/01/25	860	748
5.63%, 01/15/26 (c)	620	536
Morgan Stanley
3.88%, 04/29/24	1,250	1,274
4.00%, 07/23/25	800	825
Motorola Solutions Inc.
3.50%, 09/01/21	650	612
3.75%, 05/15/22	772	707
Mylan NV, 3.75%, 12/15/20 (c)	800	801
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29 (c)	605	532
Nuance Communications Inc., 5.38%, 08/15/20 (c)	85	85
Perrigo Finance Plc, 3.90%, 12/15/24	995	961

See accompanying Notes to Financial Statements

	Shares/Par †	Value
Pioneer Natural Resources Co.
3.45%, 01/15/21	340	314
4.45%, 01/15/26	255	230
Post Holdings Inc.
7.75%, 03/15/24 (c)	179	188
8.00%, 07/15/25 (c)	88	93
Project Homestake Merger Corp., 8.88%, 03/01/23 (c)	545	504
Qorvo Inc., 7.00%, 12/01/25 (c)	575	592
Radian Group Inc.
5.50%, 06/01/19	465	464
5.25%, 06/15/20	465	450
Rite Aid Corp., 6.13%, 04/01/23 (c)	299	309
RSP Permian Inc., 6.63%, 10/01/22	256	236
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (l)	824	758
6.25%, 03/15/22	276	255
5.75%, 05/15/24	100	87
Sabine Pass LNG LP, 7.50%, 11/30/16	225	224
Sabre GLBL Inc.
5.38%, 04/15/23 (c)	832	828
5.25%, 11/15/23 (c)	112	111
SBA Communications Corp., 4.88%, 07/15/22	275	271
Schlumberger Holdings Corp.
3.00%, 12/21/20 (c)	1,120	1,106
3.63%, 12/21/22 (c)	1,200	1,186
4.00%, 12/21/25 (c)	1,200	1,185
Seagate HDD Cayman, 4.88%, 06/01/27 (c)	425	326
Sealed Air Corp., 5.13%, 12/01/24 (c)	400	400
Solvay Finance America LLC
3.40%, 12/03/20 (c)	1,020	1,012
4.45%, 12/03/25 (c)	1,235	1,219
Spectrum Brands Inc., 5.75%, 07/15/25 (c)	317	325
Sprint Communications Inc., 9.00%, 11/15/18 (c)	189	199
Sprint Corp.
7.88%, 09/15/23	721	541
7.13%, 06/15/24	207	151
State Street Capital Trust IV, 1.51%, 06/15/37 (d)	2,355	1,925
Steel Dynamics Inc., 5.13%, 10/01/21	413	382
Synchrony Financial
2.70%, 02/03/20	515	505
4.50%, 07/23/25	800	799
T-Mobile USA Inc.
6.63%, 04/28/21	172	180
6.73%, 04/28/22	79	82
6.00%, 03/01/23	81	82
6.50%, 01/15/24	240	245
6.38%, 03/01/25	340	343
6.50%, 01/15/26	239	241
TA Manufacturing Ltd., 3.63%, 04/15/23 (e), EUR	150	158
Tenet Healthcare Corp.
5.00%, 03/01/19	556	513
4.01%, 06/15/20 (c) (d)	500	488
6.00%, 10/01/20	247	260
8.13%, 04/01/22	324	323
6.75%, 06/15/23	218	202
Tesoro Logistics LP, 6.25%, 10/15/22 (c)	112	106
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (b) (m)	37	2
10.50%, 11/01/16 (k)	25	2
Time Warner Cable Inc., 5.00%, 02/01/20	1,221	1,292
TransDigm Inc.
6.00%, 07/15/22	308	301
6.50%, 07/15/24	418	416
TRI Pointe Holdings Inc.
4.38%, 06/15/19	200	196
5.88%, 06/15/24	135	131
United Rentals North America Inc., 6.13%, 06/15/23	250	256
Unitymedia Hessen GmbH & Co. KG, 4.63%, 02/15/26 (e), EUR	100	108
Univision Communications Inc.
5.13%, 05/15/23 (c)	785	756
5.13%, 02/15/25 (c)	88	84
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (c)	861	831
5.63%, 12/01/21 (c)	1,175	1,081
5.50%, 03/01/23 (c)	108	95
VRX Escrow Corp.
5.38%, 03/15/20 (c)	200	189
4.50%, 05/15/23 (e), EUR	851	803
5.88%, 05/15/23 (c)	711	636
6.13%, 04/15/25 (c)	172	155
Weatherford International Ltd., 5.50%, 02/15/16	586	585
Whiting Petroleum Corp., 1.25%, 04/01/20 (c) (j)	150	102
Wise Metals Group LLC, 8.75%, 12/15/18 (c)	135	102
XPO Logistics Inc.
5.75%, 06/15/21 (e), EUR	100	101
6.50%, 06/15/22 (c)	609	563
		116,090
VENEZUELA - 0.1%
Petroleos de Venezuela SA
5.25%, 04/12/17 (e)	330	166
6.00%, 11/15/26 (e)	300	110
		276
Total Corporate Bonds and Notes (cost $231,320)		213,851

GOVERNMENT AND AGENCY OBLIGATIONS - 3.9%

ANGOLA - 0.0%
Republic of Angola, 9.50%, 11/12/25 (e)	200	186

CROATIA - 0.0%
Croatia Government International Bond, 3.88%, 05/30/22 (e), EUR	120	131

DOMINICAN REPUBLIC - 0.1%
Dominican Republic International Bond, 7.45%, 04/30/44 (e)	200	201

HUNGARY - 0.1%
Hungary Government International Bond, 5.38%, 03/25/24	320	350

INDONESIA - 0.1%
Indonesia Government International Bond
2.88%, 07/08/21 (e), EUR	260	279
6.75%, 01/15/44 (e)	290	311
		590
PORTUGAL - 0.2%
Portugal Government International Bond, 5.13%, 10/15/24 (e)	725	737

RUSSIAN FEDERATION - 0.1%
Russia Government Bond, 3.25%, 04/04/17 (e)	400	399

SERBIA - 0.1%
Republic of Serbia, 5.88%, 12/03/18 (e)	520	547

SLOVENIA - 0.1%
Slovenia Government Bond, 4.63%, 09/09/24 (e), EUR	240	326

See accompanying Notes to Financial Statements

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par/Contracts †	Value
UNITED STATES OF AMERICA - 3.1%
U.S. Treasury Bond
2.88%, 08/15/45	3,430	3,324
3.00%, 11/15/45	8,885	8,842
U.S. Treasury Note, 1.25%, 12/15/18	2,060	2,056
		14,222
VENEZUELA - 0.0%
Venezuela Government International Bond, 11.75%, 10/21/26 (e)	100	45
Total Government and Agency Obligations (cost $18,044)		17,734

TRUST PREFERREDS - 0.6%

UNITED STATES OF AMERICA - 0.6%
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/08/16) (i)	71	1,749
RBS Capital Funding Trust VII, 6.08%, (callable at 25 beginning 02/08/16) (i)	32	790
Total Trust Preferreds (cost $2,503)		2,539

PREFERRED STOCKS - 0.5%

SPAIN - 0.1%
Santander Finance Preferred SAU, 4.00%, (callable at 25 beginning 03/05/17) (i)	16	364

UNITED KINGDOM - 0.1%
Royal Bank of Scotland Group Plc - ADR, 6.13%, (callable at 25 beginning 02/08/16) (i)	2	42
Royal Bank of Scotland Group Plc - ADR, 6.60%, (callable at 25 beginning 02/08/16) (i)	8	213
		255
UNITED STATES OF AMERICA - 0.3%
Allergan Plc, 5.50%, 03/01/18 (j)	1	783
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (j)	1	857
		1,640
Total Preferred Stocks (cost $2,190)		2,259

PURCHASED OPTIONS - 0.1%
Delta Air Lines Inc. Put Option, Strike Price 47, Expiration 01/15/16	80	2
Endo International Plc Put Option, Strike Price 55, Expiration 02/19/16	15	2
Eurodollar versus USD Call Option, Strike Price EUR 1.09, Expiration 02/18/16, BNP	2,310,000	32
Eurodollar versus USD Put Option, Strike Price EUR 1.03, Expiration 01/05/16, BNP	3,770,000	—
Eurodollar versus USD Put Option, Strike Price EUR 1.11, Expiration 01/15/16, JPM	4,240,000	107
Freeport-McMoRan Inc. Put Option, Strike Price 7, Expiration 01/15/16	120	6
Health Care Select Sector SPDR Fund Put Option, Strike Price 69, Expiration 02/19/16	60	5
Industrial Select Sector SPDR ETF Put Option, Strike Price 51, Expiration 02/19/16	100	6
Industrial Select Sector SPDR ETF Put Option, Strike Price 52, Expiration 01/15/16	80	2
iShares iBoxx USD High Yield Corporate Bond ETF Put Option, Strike Price 79, Expiration 01/15/16	80	3
iShares Russell 2000 ETF Put Option, Strike Price 110, Expiration 01/29/16	70	10
iShares US Preferred Stock ETF Put Option, Strike Price 38, Expiration 01/15/16	80	1
Mallinckrodt Plc Put Option, Strike Price 60, Expiration 02/19/16, CGM	15	2
Market Vectors Semiconductor ETF Put Option, Strike Price 51, Expiration 01/15/16	40	1
Market Vectors Semiconductor ETF Put Option, Strike Price 51, Expiration 02/19/16	40	3
Micron Technology Inc. Put Option, Strike Price 11, Expiration 01/15/16	200	—
Micron Technology Inc. Put Option, Strike Price 14, Expiration 01/15/16	120	4
Powershares QQQ Trust Series 1 Put Option, Strike Price 109, Expiration 01/29/16	65	8
Powershares QQQ Trust Series 1 Put Option, Strike Price 111, Expiration 01/15/16	80	10
Put Swaption, 3-Month LIBOR versus 1.92% fixed, Expiration 01/05/16, CIT	5,400,000	3
Put Swaption, 3-Month LIBOR versus 1.92% fixed, Expiration 01/05/16, CIT	1,000,000	1
Put Swaption, 3-Month LIBOR versus 2.05% fixed, Expiration 03/18/16, GSC	9,000,000	33
Put Swaption, 3-Month LIBOR versus 2.50% fixed, Expiration 03/18/16, GSC	4,500,000	17
Put Swaption, 3-Month LIBOR versus 2.52% fixed, Expiration 01/05/16, CIT	2,800,000	—
Put Swaption, 3-Month LIBOR versus 2.52% fixed, Expiration 01/05/16, CIT	840,000	—
S&P 500 Index Put Option, Strike Price 2,020, Expiration 01/15/16	11	20
S&P 500 Index Put Option, Strike Price 2,020, Expiration 01/15/16	15	48
S&P 500 Index Put Option, Strike Price 2,050, Expiration 01/15/16	10	29
SPDR S&P 500 ETF Trust Put Option, Strike Price 202, Expiration 01/29/16	80	23
Valeant Pharmaceuticals International Inc. Put Option, Strike Price 108, Expiration 01/15/16	60	53
Valeant Pharmaceuticals International Inc. Put Option, Strike Price 90, Expiration 02/19/16	40	21
Total Purchased Options (cost $449)		452

VARIABLE RATE SENIOR LOAN INTERESTS - 10.7% (d)

AUSTRIA - 0.2%
Constantinople Acquisition GmbH Term Loan, 4.75%, 06/30/22, EUR	$647	705
Constantinople Acquisition GmbH Term Loan B-2, 4.75%, 04/30/22, EUR	97	105
		810
BRITISH VIRGIN ISLANDS - 0.0%
Vistra Group Ltd. Term Loan B
4.75%, 07/31/22, EUR	108	117
9.00%, 07/31/23, EUR	43	47
		164
CANADA - 0.0%
CEVA Logisitics Term Loan, 6.50%, 03/18/21	9	7

DENMARK - 0.3%
Douglas Holding AG Term Loan B, 6.00%, 06/24/22, EUR	192	209
Nets Holdings A/S Term Loan, 3.70%, 05/14/21, EUR	1,050	1,132
		1,341
FRANCE - 0.4%
Horizon Holdings I SAS Term Loan, 5.00%, 07/31/22, EUR	423	459

See accompanying Notes to Financial Statements

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Linxens France SA Term Loan, 4.25%, 07/31/22, EUR	140	152
Numericable Group SA Term Loan, 4.50%, 04/23/20, EUR	713	761
Vivarte SAS Term Loan, 0.00%, 10/29/19 (o), EUR	300	321
		1,693
GERMANY - 1.2%
Douglas Holding AG Term Loan B-2, 6.00%, 06/24/22, EUR	117	127
Douglas Holding AG Term Loan B-3, 6.00%, 06/24/22, EUR	201	218
Douglas Holding AG Term Loan B-4, 6.00%, 06/24/22, EUR	133	145
Douglas Holding AG Term Loan B-5, 6.00%, 06/24/22, EUR	30	32
Douglas Holding AG Term Loan B-6, 6.00%, 06/24/22, EUR	153	166
Douglas Holding AG Term Loan B-7, 6.00%, 06/24/22, EUR	85	92
KP Germany Erste GmbH Term Loan, 5.00%, 04/28/20, EUR	159	173
KP Germany Erste GmbH Term Loan B, 5.00%, 06/30/20, EUR	179	195
Schaeffler (INA Beteiligung GmbH) Term Loan B, 4.25%, 05/15/20, EUR	190	207
Springer Media Term Loan, 4.75%, 08/14/20, EUR	1,896	2,034
Springer Science+Business Media SA Term Loan, 0.00%, 08/14/21 (c) (f) (o), EUR	1,000	1,108
Xella International SA Term Loan, 3.75%, 03/31/19, EUR	810	876
		5,373
LUXEMBOURG - 2.0%
Altice Financing SA Term Loan, 5.25%, 01/29/22, EUR	229	248
Auris Luxembourg III SA Term Loan, 4.25%, 01/17/22, EUR	427	464
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (o)	2,670	2,638
Avago Technologies Term Loan, 3.75%, 04/01/21	578	576
Azelis Finance SA 1st Lien Term Loan, 6.50%, 11/19/22, EUR	225	242
BSN Medical Luxembourg Group Holding SARL Term Loan C, 4.00%, 08/28/19, EUR	1,193	1,290
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75%, 06/30/22	280	276
Gol LuxCo SA Fixed Rate Term Loan, 6.00%, 08/18/20 (f)	1,594	1,546
Linxens 2nd Lien Term Loan, 9.25%, 07/30/23 (f), EUR	100	108
Mallinckrodt International Finance SA Term Loan B, 3.25%, 02/24/21	101	98
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	260	259
Telenet International Finance SA Term Loan, 0.00%, 04/21/23 (o), EUR	1,310	1,390
		9,135
NETHERLANDS - 0.3%
Action Holding BV Term Loan B, 4.25%, 01/31/21, EUR	636	690
Bureau Van Dijk Term Loan B
4.00%, 09/15/21, EUR	465	502
5.02%, 09/15/21, GBP	270	395
CEVA Logisitics Term Loan, 6.50%, 03/18/21	51	42
		1,629
SPAIN - 0.1%
Goldcar Nuevo Trabajo Term Loan, 6.50%, 06/30/20, EUR	450	476

UNITED KINGDOM - 0.6%
CD&R Firefly Bidco Ltd. Term Loan B, 5.92%, 08/05/22, GBP	670	963
Cequel Communications LLC Term Loan, 3.50%, 12/14/22	70	68
CEVA Group Plc Term Loan
6.50%, 03/12/21	70	58
6.50%, 03/12/21	49	40
RAC Finance Holdings Ltd. Term Loan, 8.14%, 11/30/22, GBP	490	723
Virgin Media Investment Holdings Ltd. Term Loan, 4.25%, 06/30/23, GBP	660	959
		2,811
UNITED STATES OF AMERICA - 5.6%
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/07/20	277	265
Alere Inc. Term Loan B, 4.25%, 06/15/22	51	50
AMAYA Holdings BV 1st Lien Term Loan, 5.00%, 07/29/21	272	254
American Energy Marcellus Term Loan, 8.50%, 07/07/21	568	10
Avaya Inc. Term Loan B-7, 6.25%, 04/30/20	51	35
Azelis Finance SA 2nd Lien Term Loan B, 0.00%, 11/19/23 (f) (o), EUR	450	479
B/E Aerospace Inc. Term Loan, 4.00%, 11/12/21	108	108
Bass Pro Group LLC Term Loan B, 4.00%, 06/15/20	95	91
Berry Plastics Corp. Term Loan F, 4.00%, 09/09/22	146	145
BJ’s Wholesale Club Inc. Term Loan B, 4.50%, 09/26/19	285	273
Boyd Gaming Corp. Term Loan B, 4.00%, 08/15/21	176	175
Bright Horizons Family Solutions LLC Term Loan B, 4.00%, 01/30/20	244	243
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	333	329
Caesars Entertainment Resort Properties LLC Term Loan B, 7.00%, 09/17/20	965	874
Calpine Corp. Term Loan B-5, 3.50%, 06/15/22	249	237
Catalent Pharma Solutions Inc. Term Loan, 4.25%, 04/30/21	222	219
Cengage Learning Acquisitions Inc. Term Loan, 7.00%, 02/20/20	758	737
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	405	404
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	117	115
Community Health Systems Inc. Term Loan G, 3.75%, 12/31/19	721	702
Connolly Corp. Term Loan, 4.50%, 05/14/21	248	239
Continental Building Products LLC Term Loan B, 4.00%, 08/14/20	197	192
CPG International Inc. Term Loan, 4.75%, 09/13/20	367	343
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	198	197
Dell Inc. Term Loan B, 3.75%, 09/24/18	640	636
DJO Finance LLC Term Loan, 4.25%, 06/08/20	200	194

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
DTZ US Borrower LLC 1st Lien Term Loan B, 4.25%, 11/04/21	189	184
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	230	229
EP Energy LLC Term Loan B-3, 3.50%, 05/24/18	200	155
Epicor Software Corp. Term Loan B, 4.75%, 06/01/22	239	233
First Data Corp. Replacement Term Loan, 3.92%, 03/23/18	965	951
First Data Corp. Replacement Term Loan B, 3.92%, 09/24/18	25	25
Gates Global LLC US Term Loan B, 4.25%, 07/03/21	548	513
Grifols Worldwide Operations USA Inc. Term Loan, 3.23%, 03/03/21	491	486
HCA Inc. Term Loan B-4, 3.08%, 05/01/18	248	248
Hertz Corp. Term Loan B-2, 3.00%, 03/11/18	198	196
IMS Health Inc. Term Loan B, 3.50%, 03/05/21	334	326
Informatica Corp. Term Loan B, 4.50%, 06/01/22	887	852
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	200	189
Kronos Inc. Extended Term Loan, 4.50%, 10/31/19	145	142
Level 3 Financing Inc. Term Loan, 4.00%, 12/31/20	300	299
Level 3 Financing Inc. Term Loan B-II V2, 4.50%, 06/01/22	245	236
MacDermid Inc. Term Loan B-3, 5.50%, 06/07/20	170	164
MacDermid Inc. Term Loan, 4.50%, 06/15/20	488	471
MGM Resorts International Term Loan B, 3.50%, 12/20/19	248	244
Microsemi Corp. Term Loan B, 0.00%, 12/15/22 (o)	80	78
Mitchell International Inc. Term Loan B, 4.50%, 09/27/20	179	169
Mondelez International Inc. Term Loan B-1, 4.25%, 07/04/21, EUR	769	832
Nautilus Merger Sub Inc. Term Loan, 4.00%, 03/12/21	149	143
Novelis Inc. Initial Term Loan, 4.00%, 06/15/22	639	608
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	1,880	1,869
Ortho-Clinical Diagnostics Inc. 1st Lien Term Loan, 4.75%, 04/29/21	222	187
Oxea Finance LLC 1st Lien Term Loan, 4.25%, 11/30/19	500	479
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	224	218
Pharmaceutical Product Development LLC Initial Term Loan, 4.25%, 08/05/22	132	128
Pinnacle Foods Finance LLC Term Loan G, 3.00%, 04/15/20	432	425
Rexnord LLC Term Loan B, 4.00%, 08/15/20	225	217
RPI Finance Trust Term Loan B-4, 3.50%, 11/09/20	248	247
Sabre Inc. Term Loan B, 4.00%, 02/19/19	262	259
Sequa Corp. Term Loan, 5.25%, 05/15/17	214	148
ServiceMaster Co. LLC Term Loan, 4.25%, 06/24/21	523	517
Spectrum Brands Inc. Term Loan
3.50%, 06/16/22, EUR	265	286
3.75%, 06/20/22	169	168
Spin Holdco Inc. Term Loan B, 4.25%, 11/14/19	297	285
SS&C Technologies Term Loan B-1, 3.75%, 06/29/22	235	233
SS&C Technologies Term Loan B-2, 3.75%, 06/29/22	35	34
Surgery Center Holding Corp. Term Loan, 5.25%, 07/16/20	84	83
Surgical Care Affiliates Inc. Initial Term Loan, 4.25%, 03/17/22	74	74
Swissport Investments SA Term Loan, 0.00%, 11/20/21 (o), EUR	560	607
T-Mobile USA Inc. Term Loan B, 3.50%, 11/03/22	200	200
TransUnion LLC Term Loan, 3.50%, 04/09/21	249	241
Tribune Media Co. Term Loan B, 3.75%, 12/27/20	149	147
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	294	287
Valeant Pharmaceuticals International Inc. Term Loan B
3.75%, 12/11/19	172	166
4.00%, 03/13/22	863	828
Verisure Holding AB Term Loan B-1, 5.25%, 10/21/22, EUR	670	726
WideOpenWest Finance LLC Term Loan B, 4.50%, 04/01/19	142	137
Wilsonart LLC Initial Term Loan, 4.00%, 11/01/19	292	285
Wittur Holding GmbH Term Loan B, 0.00%, 03/31/22 (o), EUR	360	384
Zayo Group LLC Term Loan, 3.75%, 07/02/19	298	292
		25,676
Total Variable Rate Senior Loan Interests (cost $51,933)		49,115

SHORT TERM INVESTMENTS - 40.6%

Investment Company - 22.1%
JNL Money Market Fund, 0.19% (n) (p)	101,147	101,147

Repurchase Agreements - 18.5%

Australia - 0.2%
Repurchase Agreement with RBC, 0.15% (Collateralized by $980 Rio Tinto Finance USA Ltd., 3.75%, due 06/15/25, value $894) acquired on 12/17/15, open maturity at $894	$894	894

Belgium - 0.4%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,808 Anheuser-Busch InBev Finance Inc., 3.70%, due 02/01/24, value $1,849) acquired on 10/06/15, open maturity at $1,860	1,860	1,860

Canada - 1.0%
Repurchase Agreement with BCL, 0.05% (Collateralized by $1,151 Potash Corp. of Saskatchewan Inc., 5.63%, due 12/01/40, value $1,218) acquired on 12/17/15, open maturity at $1,220	1,220	1,220
Repurchase Agreement with BCL, 0.05% (Collateralized by $2,460 Royal Bank of Canada, 2.15%, due 03/15/19, value $2,471) acquired on 12/17/15, open maturity at $2,485	2,485	2,485
Repurchase Agreement with CSI, 0.10% (Collateralized by $686 Royal Bank of Canada, 2.15%, due 03/15/19, value $689) acquired on 12/17/15, open maturity at $691	691	691
		4,396

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Ecuador - 0.0%
Repurchase Agreement with JPM, (0.50)% (Collateralized by $200 Ecuador Government International Bond, 7.95%, due 06/20/24, value $149) acquired on 07/31/15, open maturity at $179	179	179
France - 0.4%
Repurchase Agreement with BCL, 0.05% (Collateralized by $1,850 Total Capital International SA, 3.75%, due 04/10/24, value $1,887) acquired on 12/17/15, open maturity at $1,896	1,896	1,896
Nigeria - 0.0%
Repurchase Agreement with BBP, (4.00)% (Collateralized by $200 Nigeria Government International Bond, 6.38%, due 07/12/23, value $178) acquired on 08/27/15, open maturity at $185	185	185
Norway - 0.4%
Repurchase Agreement with DUB, (0.38)% (Collateralized by $1,850 Statoil ASA, 3.70%, due 03/01/24, value $1,882) acquired on 09/18/15, open maturity at $1,892	1,892	1,892
Portugal - 0.1%
Repurchase Agreement with CGM, (0.75)% (Collateralized by EUR 200 EDP - Energias de Portugal SA, 5.38%, due 09/16/75, value EUR 198) acquired on 10/29/15, open maturity at $226, EUR	208	226
Repurchase Agreement with JPM, (1.00)% (Collateralized by EUR 100 EDP Finance BV, 2.63%, due 01/18/22, value EUR 100) acquired on 10/30/15, open maturity at $118, EUR	109	118
		344
Switzerland - 0.1%
Repurchase Agreement with JPM, (1.10)% (Collateralized by EUR 100 Glencore Finance Europe SA, 5.25%, due 03/22/17, value EUR 99) acquired on 09/25/15, open maturity at $117, EUR	108	117
Repurchase Agreement with JPM, (1.10)% (Collateralized by EUR 100 Glencore Finance Europe SA, 5.25%, due 03/22/17, value EUR 99) acquired on 09/25/15, open maturity at $117, EUR	108	117
		234
United Kingdom - 0.6%
Repurchase Agreement with BCL, (0.65)% (Collateralized by EUR 130 SABMiller Holdings Inc., 1.88%, due 01/20/20, value EUR 136) acquired on 10/13/15, open maturity at $148	137	148
Repurchase Agreement with BCL, 0.10% (Collateralized by $200 Standard Chartered Plc, 5.70%, due 03/26/44, value $202) acquired on 12/17/15, open maturity at $199	199	199
Repurchase Agreement with DUB, 0.05% (Collateralized by $1,850 BP Capital Markets Plc, 3.81%, due 02/10/24, value $1,853) acquired on 12/17/15, open maturity at $1,899	1,899	1,899
Repurchase Agreement with MLP, (0.15)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $354) acquired on 12/16/15, open maturity at $352	352	352
		2,598
United States of America - 15.3%
Repurchase Agreement with BCL, (2.00)% (Collateralized by $520 Molson Coors Brewing Co., 3.50%, due 05/01/22, value $524) acquired on 12/17/15, open maturity at $524	524	524
Repurchase Agreement with BCL, (3.13)% (Collateralized by $1,032 Freeport-McMoran Inc., 3.10%, due 03/15/20, value $671) acquired on 12/17/15, open maturity at $658	658	658
Repurchase Agreement with BCL, 0.05% (Collateralized by $2,480 International Business Machines Corp., 4.00%, due 06/20/42, value $2,331) acquired on 12/17/15, open maturity at $2,347	2,347	2,347
Repurchase Agreement with BCL, 0.10% (Collateralized by $2,500 JPMorgan Chase & Co., 4.85%, due 02/01/44, value $2,676) acquired on 12/17/15, open maturity at $2,684	2,684	2,684
Repurchase Agreement with BCL, 0.10% (Collateralized by $550 Citigroup Inc., 5.88%, due 01/30/42, value $635) acquired on 12/17/15, open maturity at $637	637	637
Repurchase Agreement with BNP, (0.62)% (Collateralized by $679 U.S. Treasury Note, 2.25%, due 11/15/25, value $678) acquired on 12/31/15, open maturity at $680	680	680
Repurchase Agreement with BNP, 0.03% (Collateralized by $2,395 U.S. Treasury Note, 1.25%, due 11/15/18, value $2,392) acquired on 12/01/15, open maturity at $2,401	2,401	2,401
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,050 Hewlett Packard Enterprise Co., 4.90%, due 10/15/25, value $1,035) acquired on 10/15/15, open maturity at $1,036	1,036	1,036
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,285 Enterprise Products Operating LLC, 3.70%, due 02/15/26, value $1,158) acquired on 12/10/15, open maturity at $1,193	1,193	1,193
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,430 Verizon Communications Inc., 3.50%, due 11/01/24, value $2,410) acquired on 08/13/15, open maturity at $2,381	2,381	2,381
Repurchase Agreement with CGM, (0.10)% (Collateralized by $300 Medtronic Inc., 3.50%, due 03/15/25, value $304) acquired on 09/03/15, open maturity at $305	305	305
Repurchase Agreement with CGM, (0.10)% (Collateralized by $625 ConocoPhillips Co., 6.50%, due 02/01/39, value $661) acquired on 03/02/15, open maturity at $863	863	863
Repurchase Agreement with CGM, (0.10)% (Collateralized by $75 Eastman Chemical Co., 3.60%, due 08/15/22, value $75) acquired on 06/10/15, open maturity at $76	76	76

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with CGM, (0.10)% (Collateralized by $800 Bank of America Corp., 4.88%, due 04/01/44, value $831) acquired on 08/05/15, open maturity at $860	860	860
Repurchase Agreement with CGM, (0.15)% (Collateralized by $2,400 Wal-Mart Stores Inc., 4.30%, due 04/22/44, value $2,459) acquired on 08/18/15, open maturity at $2,514	2,514	2,514
Repurchase Agreement with CGM, (0.20)% (Collateralized by $1,440 Enterprise Products Operating LLC, 3.75%, due 02/15/25, value $1,323) acquired on 11/27/15, open maturity at $1,377	1,377	1,377
Repurchase Agreement with CGM, (0.25)% (Collateralized by $214 Tribune Media Co., 5.88%, due 07/15/22, value $215) acquired on 12/17/15, open maturity at $220	220	220
Repurchase Agreement with CGM, 0.10% (Collateralized by $1,956 Wachovia Capital Trust III, 5.57%, perpetual, value $1,889) acquired on 12/21/15, open maturity at $1,883	1,883	1,883
Repurchase Agreement with CGM, 0.10% (Collateralized by $125 Infor US Inc., 6.50%, due 05/15/22, value $106) acquired on 12/22/15, open maturity at $107	107	107
Repurchase Agreement with CGM, 0.10% (Collateralized by $401 BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, value $389) acquired on 12/21/15, open maturity at $391	391	391
Repurchase Agreement with CGM, 0.15% (Collateralized by $100 Amazon.com Inc., 3.80%, due 12/05/24, value $104) acquired on 12/22/15, open maturity at $104	104	104
Repurchase Agreement with CSI, 0.00% (Collateralized by $960 Enterprise Products Operating LLC, 3.75%, due 02/15/25, value $882) acquired on 12/17/15, open maturity at $890	890	890
Repurchase Agreement with CSI, 0.10% (Collateralized by $2,000 Wells Fargo & Co., 3.90%, due 05/01/45, value $1,853) acquired on 12/17/15, open maturity at $1,845	1,845	1,845
Repurchase Agreement with DUB, (3.00)% (Collateralized by $218 Freeport-McMoRan Inc., 3.10%, due 03/15/20, value $142) acquired on 05/13/15, open maturity at $217	217	217
Repurchase Agreement with DUB, 0.05% (Collateralized by $375 Amazon.com Inc., 2.50%, due 11/29/22, value $364) acquired on 12/22/15, open maturity at $366	366	366
Repurchase Agreement with JPM, (0.10)% (Collateralized by $1,231 U.S. Treasury Note, 1.63%, due 11/30/20, value $1,224) acquired on 12/30/15, open maturity at $1,223	1,223	1,223
Repurchase Agreement with JPM, (0.12)% (Collateralized by $1,900 ConocoPhillips Co., 3.35%, due 11/15/24, value $1,742) acquired on 12/15/15, open maturity at $1,807	1,807	1,807
Repurchase Agreement with JPM, 0.05% (Collateralized by $13,957 U.S. Treasury Note, 1.63%, due 11/30/20, value $13,881) acquired on 12/03/15, open maturity at $13,887	13,887	13,887
Repurchase Agreement with JPM, 0.05% (Collateralized by $500 Bank of America Corp., 5.00%, due 01/21/44, value $525) acquired on 12/30/15, open maturity at $531	531	531
Repurchase Agreement with JPM, 0.36% (Collateralized by $7,288 U.S. Treasury Note, 2.00%, due 11/30/22, value $7,250) acquired on 12/30/15, open maturity at $7,243	7,243	7,243
Repurchase Agreement with MLP, (0.18)% (Collateralized by $850 Morgan Stanley, 6.38%, due 07/24/42, value $1,058) acquired on 08/05/15, open maturity at $1,065	1,065	1,065
Repurchase Agreement with RBC, (0.15)% (Collateralized by $1,125 Seagate HDD Cayman, 4.75%, due 06/01/23, value $988) acquired on 12/18/15, open maturity at $965	965	965
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,000 PepsiCo Inc., 2.75%, due 04/30/25, value $973) acquired on 12/17/15, open maturity at $975	975	975
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,050 Occidental Petroleum Corp., 2.70%, due 02/15/23, value $990) acquired on 12/21/15, open maturity at $1,029	1,029	1,029
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,110 Goldman Sachs Group Inc., 5.15%, due 05/22/45, value $1,086) acquired on 12/17/15, open maturity at $1,096	1,096	1,096
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Caterpillar Inc., 3.40%, due 05/15/24, value $1,219) acquired on 12/17/15, open maturity at $1,215	1,215	1,215
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Enterprise Products Operating LLC, 5.10%, due 02/15/45, value $1,011) acquired on 12/17/15, open maturity at $1,050	1,050	1,050
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,200 Verizon Communications Inc., 6.55%, due 09/15/43, value $1,435) acquired on 12/17/15, open maturity at $1,458	1,458	1,458
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,600 Abbott Laboratories, 2.95%, due 03/15/25, value $1,585) acquired on 12/17/15, open maturity at $1,604	1,604	1,604
Repurchase Agreement with RBC, 0.15% (Collateralized by $1,600 Time Warner Inc., 3.60%, due 07/15/25, value $1,565) acquired on 12/17/15, open maturity at $1,600	1,600	1,600
Repurchase Agreement with RBC, 0.15% (Collateralized by $125 LifePoint Health Inc., 5.50%, due 12/01/21, value $128) acquired on 12/28/15, open maturity at $129	129	129
Repurchase Agreement with RBC, 0.15% (Collateralized by $125 Sabine Pass Liquefaction LLC, 5.63%, due 03/01/25, value $107) acquired on 12/17/15, open maturity at $111	111	111
Repurchase Agreement with RBC, 0.15% (Collateralized by $150 Steel Dynamics Inc., 5.50%, due 10/01/24, value $138) acquired on 12/21/15, open maturity at $138	137	137

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with RBC, 0.15% (Collateralized by $2,033 CCO Safari II LLC, 4.91%, due 07/23/25, value $2,037) acquired on 12/17/15, open maturity at $2,079	2,079	2,079
Repurchase Agreement with RBC, 0.15% (Collateralized by $250 LyondellBasell Industries NV, 5.75%, due 04/15/24, value $276) acquired on 12/17/15, open maturity at $280	280	280
Repurchase Agreement with RBC, 0.15% (Collateralized by $275 Owens-Brockway Glass Container Inc., 5.88%, due 08/15/23, value $280) acquired on 12/17/15, open maturity at $285	285	285
Repurchase Agreement with RBC, 0.15% (Collateralized by $300 Merck & Co. Inc., 2.75%, due 02/10/25, value $293) acquired on 12/17/15, open maturity at $295	295	295
Repurchase Agreement with RBC, 0.15% (Collateralized by $325 Cimarex Energy Co., 4.38%, due 06/01/24, value $289) acquired on 12/21/15, open maturity at $291	291	291
Repurchase Agreement with RBC, 0.15% (Collateralized by $350 Netflix Inc., 5.50%, due 02/15/22, value $362) acquired on 12/17/15, open maturity at $360	360	360
Repurchase Agreement with RBC, 0.15% (Collateralized by $560 Time Warner Cable Inc., 6.55%, due 05/01/37, value $570) acquired on 12/17/15, open maturity at $571	571	571
Repurchase Agreement with RBC, 0.15% (Collateralized by $580 Goldman Sachs Group Inc., 4.80%, due 07/08/44, value $581) acquired on 12/21/15, open maturity at $597	597	597
Repurchase Agreement with RBC, 0.15% (Collateralized by $615 ConocoPhillips, 6.50%, due 02/01/39, value $651) acquired on 12/17/15, open maturity at $680	680	680
Repurchase Agreement with RBC, 0.15% (Collateralized by $625 PepsiCo Inc., 5.50%, due 01/15/40, value $736) acquired on 12/17/15, open maturity at $747	747	747
Repurchase Agreement with RBC, 0.15% (Collateralized by $75 Rackspace Hosting Inc., 6.50%, due 01/15/24, value $73) acquired on 12/22/15, open maturity at $73	73	73
		69,942
Total Short Term Investments (cost $185,585)		185,567

Total Investments - 116.7% (cost $557,729)		533,303
Total Securities Sold Short - (18.3%) (proceeds $85,487)		(83,455)
Other Assets and Liabilities, Net - 1.6%		7,176
Total Net Assets - 100.0%		$457,024

SECURITIES SOLD SHORT - 18.3%

CORPORATE BONDS AND NOTES - 12.6%

AUSTRALIA - 0.2%
Rio Tinto Ltd., 3.75%, 06/15/25	980	$894

BELGIUM - 0.4%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24	1,808	1,849

CANADA - 1.0%
Potash Corp. of Saskatchewan Inc., 5.63%, 12/01/40	1,151	1,218
Royal Bank of Canada, 2.15%, 03/15/19	3,146	3,160
		4,378
FRANCE - 0.4%
Total Capital International SA, 3.75%, 04/10/24	1,850	1,887

NORWAY - 0.4%
Statoil ASA, 3.70%, 03/01/24	1,850	1,882

PORTUGAL - 0.1%
EDP - Energias de Portugal SA, 5.38%, 09/16/75 (d) (e), EUR	200	215
EDP Finance BV, 2.63%, 01/18/22 (e), EUR	100	109
		324
SWITZERLAND - 0.0%
Glencore Finance Europe SA, 5.25%, 03/22/17 (e), EUR	200	215

UNITED KINGDOM - 0.5%
BP Capital Markets Plc, 3.81%, 02/10/24	1,850	1,853
SABMiller Holdings Inc., 1.88%, 01/20/20 (e), EUR	130	147
Standard Chartered Plc, 5.70%, 03/26/44 (c)	533	539
		2,539
UNITED STATES OF AMERICA - 9.6%
Abbott Laboratories, 2.95%, 03/15/25	1,600	1,585
Amazon.com Inc.
2.50%, 11/29/22	375	364
3.80%, 12/05/24	100	104
Bank of America Corp.
5.00%, 01/21/44	500	525
4.88%, 04/01/44	800	831
BHP Billiton Finance USA Ltd., 6.75%, 10/19/75 (c) (d)	401	389
Caterpillar Inc., 3.40%, 05/15/24	1,200	1,219
CCO Safari II LLC, 4.91%, 07/23/25 (c)	2,033	2,037
Cimarex Energy Co., 4.38%, 06/01/24	325	289
Citigroup Inc., 5.88%, 01/30/42	550	635
ConocoPhillips Co.
3.35%, 11/15/24	1,900	1,742
6.50%, 02/01/39	1,240	1,312
Eastman Chemical Co., 3.60%, 08/15/22	75	75
Enterprise Products Operating LLC
3.75%, 02/15/25	2,400	2,205
3.70%, 02/15/26	1,285	1,158
5.10%, 02/15/45	1,200	1,011
Freeport-McMoRan Inc., 3.10%, 03/15/20	1,250	813
Goldman Sachs Group Inc.
4.80%, 07/08/44	580	581
5.15%, 05/22/45	1,110	1,086
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (c)	1,050	1,035
Infor US Inc., 6.50%, 05/15/22 (c)	125	106
International Business Machines Corp., 4.00%, 06/20/42	2,480	2,331
JPMorgan Chase & Co., 4.85%, 02/01/44	2,500	2,676
LifePoint Health Inc., 5.50%, 12/01/21	125	128
LyondellBasell Industries NV, 5.75%, 04/15/24	250	276
Medtronic Inc., 3.50%, 03/15/25	300	304
Merck & Co. Inc., 2.75%, 02/10/25	300	293
Molson Coors Brewing Co., 3.50%, 05/01/22	520	524
Morgan Stanley, 6.38%, 07/24/42	850	1,058
Netflix Inc., 5.50%, 02/15/22 (c)	350	362
Occidental Petroleum Corp., 2.70%, 02/15/23	1,050	990
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23 (c)	275	280
PepsiCo Inc.
2.75%, 04/30/25	1,000	973

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
5.50%, 01/15/40	625	736
Rackspace Hosting Inc., 6.50%, 01/15/24 (c)	75	73
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (c)	125	107
Seagate HDD Cayman, 4.75%, 06/01/23	1,125	988
Steel Dynamics Inc., 5.50%, 10/01/24	150	138
Time Warner Cable Inc., 6.55%, 05/01/37	560	570
Time Warner Inc., 3.60%, 07/15/25	1,600	1,565
Tribune Media Co., 5.88%, 07/15/22 (c)	214	215
Verizon Communications Inc.
3.50%, 11/01/24	2,430	2,410
6.55%, 09/15/43	1,200	1,435
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/16/16) (i)	1,956	1,889
Wal-Mart Stores Inc., 4.30%, 04/22/44	2,400	2,459
Wells Fargo & Co., 3.90%, 05/01/45	2,000	1,853
		43,735
Total Corporate Bonds and Notes (proceeds $59,570)		57,703

GOVERNMENT AND AGENCY OBLIGATIONS - 5.7%

ECUADOR - 0.0%
Ecuador Government International Bond, 7.95%, 06/20/24 (e)	200	149

NIGERIA - 0.1%
Nigeria Government International Bond, 6.38%, 07/12/23 (e)	200	178

UNITED STATES OF AMERICA - 5.6%

U.S. Treasury Note
1.25%, 11/15/18	2,395	2,392
1.63%, 11/30/20	15,188	15,105
2.00%, 11/30/22	7,288	7,250
2.25%, 11/15/25	679	678
		25,425
Total Government and Agency Obligations (proceeds $25,917)		25,752

Total Securities Sold Short - 18.3% (proceeds $85,487)		$83,455

(a)	The Fund had an unfunded loan commitment at December 31, 2015. See Unfunded Loan Commitments in the Notes to Financial Statements.
(b)	Non-income producing security.
(c)

The Sub-Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended (“1933 Act”), to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $80,070 for long term investments and ($5,143) for securities sold short which represented 17.5% and (1.1%) of net assets, respectively.

(d)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(e)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(f)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(g)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Perpetual security.
(j)	Convertible security.
(k)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(l)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(m)	Security is in default relating to principal and interest.
(n)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.
(o)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
(p)	Investment in affiliate.

See accompanying Notes to Financial Statements.

JNL/DFA U.S. Micro Cap Fund

	Shares/Par †	Value
COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 14.7%
1-800-Flowers.com Inc. - Class A (a)	6	$43
AH Belo Corp. - Class A	4	22
America’s Car-Mart Inc. (a)	1	36
American Axle & Manufacturing Holdings Inc. (a)	7	134
American Public Education Inc. (a)	2	33
Arctic Cat Inc. (b)	2	27
Ark Restaurants Corp. (b)	1	13
Ascent Capital Group Inc. - Class A (a)	2	29
Ballantyne Strong Inc. (a)	2	9
Barnes & Noble Education Inc. (a)	5	49
Barnes & Noble Inc. (b)	8	68
Bassett Furniture Industries Inc.	1	19
Belmond Ltd. - Class A (a)	12	115
Big 5 Sporting Goods Corp.	3	27
Biglari Holdings Inc. (a)	—	—
BJ’s Restaurants Inc. (a)	4	155
Blue Nile Inc. (a)	1	49
Bob Evans Farms Inc.	3	122
Bon-Ton Stores Inc. (b)	2	4
Bravo Brio Restaurant Group Inc. (a)	3	31
Bridgepoint Education Inc. (a) (b)	6	49
Build-A-Bear Workshop Inc. (a)	3	40
Caleres Inc.	7	192
Callaway Golf Co.	9	86
Cambium Learning Group Inc. (a)	3	12
Capella Education Co.	2	70
Career Education Corp. (a)	10	37
Carmike Cinemas Inc. (a)	3	71
Carriage Services Inc.	2	57
Carrol’s Restaurant Group Inc. (a)	5	53
Cato Corp. - Class A	4	137
Cavco Industries Inc. (a)	1	92
Central European Media Entertainment Ltd. - Class A (a) (b)	10	26
Century Casinos Inc. (a)	1	11
Cherokee Inc. (a) (b)	1	25
Childrens Place Retail Stores Inc.	3	151
Christopher & Banks Corp. (a) (b)	5	9
Churchill Downs Inc.	—	12
Chuy’s Holdings Inc. (a) (b)	2	53
Citi Trends Inc.	3	67
ClubCorp Holdings Inc.	7	119
Collectors Universe Inc.	2	28
Cooper-Standard Holding Inc. (a)	2	119
Core-Mark Holding Co. Inc.	3	264
Crocs Inc. (a)	9	95
Culp Inc.	2	43
Cumulus Media Inc. - Class A (a) (b)	15	5
Del Frisco’s Restaurant Group Inc. (a) (b)	3	53
Delta Apparel Inc. (a)	1	21
Denny’s Corp. (a)	10	101
Destination Maternity Corp.	1	11
Destination XL Group Inc. (a)	12	65
DineEquity Inc.	1	112
Dixie Group Inc. - Class A (a)	1	4
Drew Industries Inc.	3	183
Entercom Communications Corp. - Class A (a)	3	38
Entravision Communications Corp. - Class A	8	60
Escalade Inc.	2	29
Ethan Allen Interiors Inc. (b)	4	111
EVINE Live Inc. - Class A (a)	6	11
EW Scripps Co. - Class A (b)	13	244
Express Inc. (a)	8	144
Famous Dave’s Of America Inc. (a) (b)	1	5
Fiesta Restaurant Group Inc. (a)	2	83
Finish Line Inc. - Class A	6	110
Five Below Inc. (a)	4	136
Flexsteel Industries Inc.	1	33
Fox Factory Holding Corp. (a)	3	52
Francesca’s Holdings Corp. (a)	5	89
Fred’s Inc. - Class A	5	74
FTD Cos. Inc. (a)	4	94
Fuel Systems Solutions Inc. (a)	3	14
Genesco Inc. (a)	2	112
Gentherm Inc. (a)	4	211
Global Eagle Entertainment Inc. (a)	3	32
Gordman’s Stores Inc. (a) (b)	3	9
Gray Television Inc. (a)	7	117
Green Brick Partners Inc. (a)	4	26
Guess Inc.	1	13
Harte-Hanks Inc.	11	34
Haverty Furniture Cos. Inc.	3	60
Helen of Troy Ltd. (a)	—	18
hhgregg Inc. (a) (b)	4	16
Hibbett Sports Inc. (a) (b)	3	95
Hooker Furniture Corp. (b)	2	58
Horizon Global Corp. (a)	2	22
Installed Building Products Inc. (a)	3	74
International Speedway Corp. - Class A	1	25
Interval Leisure Group Inc.	7	105
Intrawest Resorts Holdings Inc. (a) (b)	3	23
iRobot Corp. (a) (b)	3	108
Isle of Capri Casinos Inc. (a)	1	21
Jamba Inc. (a) (b)	2	23
Johnson Outdoors Inc. - Class A	1	17
Journal Media Group Inc.	4	49
K12 Inc. (a)	4	35
KB Home (b)	7	85
Kirkland’s Inc.	3	38
Kona Grill Inc. (a) (b)	1	24
Krispy Kreme Doughnuts Inc. (a)	8	127
La-Z-Boy Inc.	7	165
Leapfrog Enterprises Inc. - Class A (a) (b)	8	6
Libbey Inc.	3	66
Liberty Tax Inc. - Class A	1	26
Lifetime Brands Inc.	2	27
Luby’s Inc. (a)	3	12
M/I Homes Inc. (a)	3	55
Marcus Corp.	1	22
Marine Products Corp.	3	19
MarineMax Inc. (a) (b)	4	74
McClatchy Co. - Class A (a) (b)	8	10
MDC Holdings Inc.	5	138
Meritage Homes Corp. (a)	4	148
Modine Manufacturing Co. (a)	7	66
Monarch Casino & Resort Inc. (a)	2	42
Motorcar Parts of America Inc. (a)	2	81
Movado Group Inc. (b)	2	64
MSG Networks Inc. (a)	5	102
NACCO Industries Inc. - Class A	1	30
Nathan’s Famous Inc.	1	49
National American University Holdings Inc.	2	3
National CineMedia Inc.	8	123
Nautilus Inc. (a)	5	84
New York & Co. Inc. (a)	10	23
Nexstar Broadcasting Group Inc. - Class A (b)	2	91
NutriSystem Inc.	4	80
Overstock.com Inc. (a) (b)	2	30
Oxford Industries Inc.	2	146
Penn National Gaming Inc. (a)	2	38
Pep Boys-Manny Moe & Jack (a)	7	125

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Perry Ellis International Inc. (a)	2	44
PetMed Express Inc. (b)	2	43
Pier 1 Imports Inc.	9	43
Popeyes Louisiana Kitchen Inc. (a)	3	178
Potbelly Corp. (a) (b)	1	17
RCI Hospitality Holdings Inc. (a)	1	10
Reading International Inc. - Class A (a)	1	18
Red Lion Hotels Corp. (a)	4	27
Red Robin Gourmet Burgers Inc. (a)	2	118
Regis Corp. (a)	7	101
Rent-A-Center Inc.	3	49
Rocky Brands Inc.	1	11
Ruby Tuesday Inc. (a)	6	35
Ruth’s Hospitality Group Inc.	5	73
Saga Communications Inc.	—	11
Salem Media Group Inc. - Class A	2	8
Scholastic Corp.	4	142
Scientific Games Corp. - Class A (a) (b)	4	40
SeaWorld Entertainment Inc. (b)	8	159
Select Comfort Corp. (a)	6	120
Sequential Brands Group Inc. (a)	—	1
Shiloh Industries Inc. (a) (b)	2	13
Shoe Carnival Inc.	3	69
Shutterfly Inc. (a) (b)	3	144
Sizmek Inc. (a)	4	13
Skullcandy Inc. (a)	3	15
Skyline Corp. (a)	3	12
Smith & Wesson Holding Corp. (a)	4	99
Sonic Automotive Inc. - Class A	5	117
Sonic Corp.	5	170
Spartan Motors Inc.	5	16
Speedway Motorsports Inc.	5	110
Sportsman’s Warehouse Holdings Inc. (a) (b)	4	49
Stage Stores Inc. (b)	4	37
Standard Motor Products Inc.	3	131
Stanley Furniture Co. Inc. (a)	1	1
Stein Mart Inc.	6	42
Stoneridge Inc. (a)	4	55
Strattec Security Corp. (b)	1	31
Strayer Education Inc. (a)	2	91
Sturm Ruger & Co. Inc. (b)	2	133
Superior Industries International Inc.	4	71
Superior Uniform Group Inc.	1	14
Sypris Solutions Inc. (b)	5	5
Systemax Inc. (a) (b)	2	17
Tandy Leather Factory Inc. (a)	1	9
Tile Shop Holdings Inc. (a)	4	65
Tilly’s Inc. - Class A (a)	1	6
Tower International Inc.	3	74
Tuesday Morning Corp. (a)	5	30
Tumi Holdings Inc. (a)	6	103
U.S. Auto Parts Network Inc. (a)	3	8
Unifi Inc. (a)	3	85
Universal Electronics Inc. (a)	2	118
Universal Technical Institute Inc.	4	18
Vera Bradley Inc. (a) (b)	5	79
Vitamin Shoppe Inc. (a)	4	125
VOXX International Corp. - Class A (a)	2	12
WCI Communities Inc (a)	2	45
West Marine Inc. (a)	3	23
Weyco Group Inc. (b)	1	39
William Lyon Homes - Class A (a)	3	47
Winmark Corp.	1	70
Winnebago Industries Inc. (b)	3	66
Zagg Inc. (a)	3	30
Zumiez Inc. (a)	4	59
		12,121
CONSUMER STAPLES - 3.4%
Alico Inc. (b)	1	43
Alliance One International Inc. (a)	1	11
Andersons Inc.	2	52
B&G Foods Inc.	2	54
Boulder Brands Inc. (a)	6	69
Calavo Growers Inc.	2	100
Central Garden & Pet Co. - Class A (a)	7	95
Chefs’ Warehouse Inc. (a) (b)	3	53
Coca-Cola Bottling Co.	1	207
Craft Brewers Alliance Inc. (a)	2	18
Dean Foods Co.	11	181
Diamond Foods Inc. (a)	3	123
Farmer Bros. Co. (a) (b)	3	86
Ingles Markets Inc. - Class A	2	90
Inter Parfums Inc.	4	93
Inventure Foods Inc. (a) (b)	3	20
John B. Sanfilippo & Son Inc.	1	65
Landec Corp. (a) (b)	4	48
Liberator Medical Holdings Inc. (b)	7	24
Lifeway Foods Inc. (a)	—	5
Limoneira Co. (b)	—	2
Medifast Inc.	2	53
MGP Ingredients Inc.	1	35
National Beverage Corp. (a)	5	240
Natural Grocers by Vitamin Cottage Inc. (a) (b)	2	47
Natural Health Trends Corp. (b)	1	30
Nutraceutical International Corp. (a)	1	18
Oil-Dri Corp. of America	1	24
Omega Protein Corp. (a) (b)	4	78
Orchids Paper Products Co.	1	28
Primo Water Corp. (a)	1	11
Revlon Inc. - Class A (a)	3	71
Rocky Mountain Chocolate Factory Inc.	2	16
Seneca Foods Corp. - Class A (a)	1	31
SpartanNash Co.	4	91
United-Guardian Inc.	—	3
Universal Corp. (b)	2	134
USANA Health Sciences Inc. (a) (b)	1	171
Village Super Market Inc. - Class A	2	49
WD-40 Co.	2	186
Weis Markets Inc.	2	78
		2,833
ENERGY - 2.5%
Abraxas Petroleum Corp. (a)	4	4
Adams Resources & Energy Inc.	1	31
Alon USA Energy Inc. (b)	9	133
Approach Resources Inc. (a) (b)	4	7
Basic Energy Services Inc. (a) (b)	6	17
Bill Barrett Corp. (a) (b)	5	20
Bonanza Creek Energy Inc. (a) (b)	1	5
C&J Energy Services Ltd. (a) (b)	1	4
Callon Petroleum Co. (a)	7	57
Clayton Williams Energy Inc. (a) (b)	1	44
Cloud Peak Energy Inc. (a) (b)	7	14
Comstock Resources Inc. (b)	7	12
Contango Oil & Gas Co. (a)	2	13
Dawson Geophysical Co. (a)	3	10
DHT Holdings Inc.	9	75
Dorian LPG Ltd. (a) (b)	1	11
Emerald Oil Inc. (a) (b)	—	1
Era Group Inc. (a)	2	23
Evolution Petroleum Corp.	3	14
GasLog Ltd. (b)	2	15
Gastar Exploration Inc. (a) (b)	11	14
Geospace Technologies Corp. (a) (b)	1	19
Green Plains Renewable Energy Inc.	5	106

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Gulf Island Fabrication Inc.	2	20
Gulfmark Offshore Inc. - Class A (b)	3	13
Hornbeck Offshore Services Inc. (a) (b)	4	44
ION Geophysical Corp. (a) (b)	17	9
Jones Energy Inc. - Class A (a) (b)	3	11
Key Energy Services Inc. (a) (b)	3	1
Matrix Service Co. (a)	3	66
McDermott International Inc. (a)	3	9
Mitcham Industries Inc. (a) (b)	2	5
Natural Gas Services Group Inc. (a)	1	29
Newpark Resources Inc. (a)	11	58
Nordic American Offshore Ltd. (b)	—	1
Nordic American Tankers Ltd. (b)	9	143
Northern Oil and Gas Inc. (a) (b)	9	34
Nuverra Environmental Solutions Inc. (a) (b)	3	2
Overseas Shipholding Group Inc. (a) (b)	1	2
Overseas Shipholding Group Inc. - Class B (a) (b)	8	27
Panhandle Oil and Gas Inc. - Class A	2	36
Par Pacific Holdings Inc. (a)	3	80
Parker Drilling Co. (a)	13	23
PetroQuest Energy Inc. (a) (b)	3	2
PHI Inc. (a)	1	24
Pioneer Energy Services Corp. (a)	10	22
Renewable Energy Group Inc. (a)	6	55
Rex Energy Corp. (a) (b)	6	6
RigNet Inc. (a) (b)	2	49
Scorpio Tankers Inc.	14	110
SEACOR Holdings Inc. (a) (b)	2	103
Seventy Seven Energy Inc. (a) (b)	4	4
Solazyme Inc. (a) (b)	5	11
Stone Energy Corp. (a) (b)	3	12
Synergy Resources Corp. (a) (b)	13	107
Teekay Tankers Ltd. - Class A	12	82
Tesco Corp.	5	36
Tetra Technologies Inc. (a)	11	80
Triangle Petroleum Corp. (a) (b)	10	7
Unit Corp. (a) (b)	2	19
VAALCO Energy Inc. (a)	9	14
W&T Offshore Inc. (a) (b)	9	22
		2,027
FINANCIALS - 22.5%
1st Source Corp.	4	127
Access National Corp.	3	52
Altisource Portfolio Solutions SA (a)	—	10
Ambac Financial Group Inc. (a)	5	77
American National Bankshares Inc.	1	32
American River Bankshares (a)	1	12
Ameris Bancorp	4	136
Amerisafe Inc.	3	128
Arrow Financial Corp.	2	52
Asta Funding Inc. (a)	2	12
Astoria Financial Corp.	13	207
Atlas Financial Holdings Inc. (a)	1	14
AV Homes Inc. (a)	2	29
Baldwin & Lyons Inc. - Class B	2	47
Banc of California Inc.	4	54
BancFirst Corp.	3	181
Bancorp Inc. (a) (b)	4	25
Bank Mutual Corp.	5	37
Bank of Commerce Holdings	1	7
Bank of Marin Bancorp	1	32
BankFinancial Corp.	3	41
Banner Corp.	3	144
Bar Harbor Bankshares	1	43
BBCN Bancorp Inc.	9	163
BCB Bancorp Inc. (b)	2	19
Beneficial Bancorp Inc. (a)	8	102
Berkshire Hills Bancorp Inc.	3	93
BNC Bancorp	3	88
BofI Holding Inc. (a) (b)	8	172
Boston Private Financial Holdings Inc.	11	128
Bridge Bancorp Inc. (b)	1	36
Brookline Bancorp Inc.	9	103
Bryn Mawr Bank Corp.	2	47
C&F Financial Corp.	1	37
Calamos Asset Management Inc. - Class A	2	23
Camden National Corp.	2	73
Capital Bank Financial Corp. - Class A	3	90
Capital City Bank Group Inc.	2	31
Cardinal Financial Corp.	4	100
Cascade Bancorp (a)	4	27
Cash America International Inc.	4	117
Centerstate Banks of Florida Inc.	5	76
Central Pacific Financial Corp.	4	97
Century Bancorp Inc. - Class A	1	30
Charter Financial Corp.	1	7
Chemical Financial Corp.	4	138
Citizens Inc. - Class A (a) (b)	8	60
City Holdings Co. (b)	2	85
Clifton Bancorp Inc.	4	51
CNB Financial Corp.	1	27
CoBiz Financial Inc. (b)	7	87
Codorus Valley Bancorp Inc.	1	13
Cohen & Steers Inc.	4	127
Columbia Banking System Inc.	6	192
Community Bank System Inc.	5	210
Community Bankers Trust Corp. (a)	1	7
Community Trust Bancorp Inc.	3	98
ConnectOne Bancorp Inc.	3	57
Consolidated-Tomoka Land Co.	1	47
Consumer Portfolio Services Inc. (a)	4	20
Cowen Group Inc. - Class A (a) (b)	13	48
Crawford & Co. - Class A (b)	1	6
Crawford & Co. - Class B	4	20
CU Bancorp (a)	1	29
Customers Bancorp Inc. (a)	3	88
Diamond Hill Investment Group Inc.	1	115
Dime Community Bancshares Inc.	5	79
Donegal Group Inc. - Class A	2	33
Eagle Bancorp Inc. (a)	4	177
eHealth Inc. (a)	2	23
EMC Insurance Group Inc.	2	61
Emergent Capital Inc. (a) (b)	1	4
Employer Holdings Inc.	4	117
Encore Capital Group Inc. (a) (b)	3	90
Enova International Inc. (a)	4	24
Enterprise Bancorp Inc.	1	33
Enterprise Financial Services Corp.	2	65
ESSA Bancorp Inc.	1	16
Ezcorp Inc. - Class A (a)	5	27
Farmers Capital Bank Corp. (a)	1	20
FCB Financial Holdings Inc. (a)	3	119
Federal Agricultural Mortgage Corp. - Class C	1	31
Federated National Holding Co.	2	61
Fidelity & Guaranty Life	1	15
Fidelity Southern Corp.	3	60
Financial Institutions Inc.	2	63
First Bancorp Inc.	1	29
First Bancorp Inc. (a)	23	76
First Bancorp Inc.	1	28
First Busey Corp.	5	97
First Business Financial Services Inc.	1	29
First Cash Financial Services Inc. (a)	3	112
First Commonwealth Financial Corp.	11	100

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
First Community Bancshares Inc.	2	42
First Connecticut Bancorp Inc.	2	37
First Defiance Financial Corp.	1	37
First Financial Bancorp	8	136
First Financial Corp.	2	59
First Financial Northwest Inc.	2	31
First Interstate BancSystem Inc. - Class A	3	75
First Merchants Corp.	4	113
First Midwest Bancorp Inc.	9	166
First NBC Bank Holding Co. (a)	2	67
First of Long Island Corp.	1	24
First South Bancorp Inc.	—	3
Flagstar Bancorp Inc. (a)	7	165
Flushing Financial Corp.	5	112
Forestar Group Inc. (a)	5	50
Fox Chase Bancorp Inc.	1	29
FRP Holdings Inc. (a)	1	32
Gain Capital Holdings Inc. (b)	5	42
German American Bancorp Inc.	2	54
Global Indemnity Plc (a)	1	41
Great Southern Bancorp Inc.	2	80
Green Dot Corp. - Class A (a) (b)	5	84
Greenhill & Co. Inc.	3	99
Greenlight Capital Re Ltd. - Class A (a) (b)	4	79
Griffin Industrial Realty Inc. - Class A	1	23
Guaranty Bancorp	1	11
Hallmark Financial Services Inc. (a)	2	23
Hanmi Financial Corp.	4	93
HCI Group Inc. (b)	2	55
Heartland Financial USA Inc.	2	72
Heritage Commerce Corp.	4	49
Heritage Financial Corp.	3	60
Heritage Insurance Holdings Inc.	2	53
HF Financial Corp.	1	18
HFF Inc. - Class A	5	165
Hingham Institution for Savings	—	40
Home Bancorp Inc. (b)	—	10
HomeStreet Inc. (a)	3	59
HomeTrust Bancshares Inc. (a) (b)	1	14
Horace Mann Educators Corp.	5	175
Horizon Bancorp	1	26
Independence Holding Co. (b)	1	20
Independent Bank Corp.	3	139
Independent Bank Group Inc. (b)	1	38
Interactive Brokers Group Inc.	1	64
INTL FCStone Inc. (a)	3	112
Investment Technology Group Inc.	4	75
Investors Title Co.	—	38
KCG Holdings Inc. - Class A (a)	12	152
Kearny Financial Corp.	7	89
Ladenburg Thalmann Financial Services Inc. (a) (b)	24	66
Lakeland Bancorp Inc.	3	36
Lakeland Financial Corp.	3	117
LegacyTexas Financial Group Inc.	6	146
LendingTree Inc. (a) (b)	1	100
Macatawa Bank Corp.	1	7
Maiden Holdings Ltd.	9	140
MainSource Financial Group Inc.	3	66
Malvern Bancorp Inc. (a)	1	11
Manning & Napier Inc. - Class A (b)	3	22
Marcus & Millichap Inc. (a)	3	89
Marlin Business Services Inc.	1	23
MBT Financial Corp. (a)	3	20
Mercantile Bank Corp.	2	56
Merchants Bancshares Inc.	2	50
Meridian Bancorp Inc.	5	70
Meta Financial Group Inc.	1	34
Metro Bancorp Inc.	2	77
Midsouth Bancorp Inc.	2	21
MidWestOne Financial Group Inc.	1	18
Moelis & Co. (b)	2	49
National Bank Holdings Corp. - Class A	4	86
National Bankshares Inc. (b)	1	18
National Interstate Corp.	3	79
National Penn Bancshares Inc.	16	203
National Western Life Group Inc. (b)	—	114
Navigators Group Inc. (a)	2	169
NBT Bancorp Inc.	6	166
Nelnet Inc.	2	69
NewBridge Bancorp - Class A	1	16
NewStar Financial Inc. (a) (b)	6	54
Nicholas Financial Inc. (a)	2	22
NMI Holdings Inc. - Class A (a)	4	29
Northeast Bancorp	—	2
Northfield Bancorp Inc.	6	97
Northrim BanCorp Inc.	1	29
Northwest Bancshares Inc.	12	156
OceanFirst Financial Corp.	2	48
OFG Bancorp	6	42
Old National Bancorp	10	132
OneBeacon Insurance Group Ltd. - Class A	2	29
Oppenheimer Holdings Inc. - Class A	2	31
Opus Bank	2	90
Oritani Financial Corp.	6	97
Pacific Continental Corp.	3	39
Pacific Mercantile Bancorp (a)	1	8
Pacific Premier Bancorp Inc. (a)	2	49
Park National Corp.	2	209
Park Sterling Corp.	6	41
Peapack Gladstone Financial Corp.	2	38
Penns Woods Bancorp Inc. (b)	1	25
PennyMac Financial Services Inc. - Class A (a) (b)	2	31
Peoples Bancorp Inc.	2	36
PHH Corp. (a)	6	96
Phoenix Cos. Inc. (a) (b)	1	22
Pico Holdings Inc. (a)	3	28
Pinnacle Financial Partners Inc. (b)	4	213
Preferred Bank	2	65
Premier Financial Bancorp Inc.	—	8
Provident Financial Holdings Inc.	2	39
Provident Financial Services Inc.	8	161
Prudential Bancorp Inc.	1	11
Pulaski Financial Corp.	1	18
Pzena Investment Management Inc.	1	10
QCR Holdings Inc.	—	7
RE/MAX Holdings Inc.	2	58
Regional Management Corp. (a)	2	26
Renasant Corp.	4	139
Republic Bancorp Inc. - Class A	3	77
Resource America Inc. - Class A	1	7
S&T Bancorp Inc.	4	127
Safeguard Scientifics Inc. (a) (b)	3	42
Safety Insurance Group Inc.	2	119
Sandy Spring Bancorp Inc.	3	90
Seacoast Banking Corp. of Florida (a)	4	55
Security National Financial Corp. - Class A (a)	1	7
Selective Insurance Group	6	189
ServisFirst Bancshares Inc.	2	101
Shore Bancshares Inc.	1	12
Sierra Bancorp	2	37
Silvercrest Asset Management Group Inc. - Class A	1	10
Simmons First National Corp. - Class A	3	166
South State Corp.	2	117

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Southside Bancshares Inc. (b)	3	74
Southwest Bancorp Inc. (b)	3	48
State Auto Financial Corp.	5	109
State Bank Financial Corp.	4	85
Sterling Bancorp	13	217
Stewart Information Services Corp.	3	119
Stock Yards Bancorp Inc. (b)	2	74
Stonegate Bank	—	13
Suffolk Bancorp	2	60
Sun Bancorp Inc. (a)	3	52
Talmer Bancorp Inc.	6	113
Tejon Ranch Co. (a) (b)	3	56
Territorial Bancorp Inc.	1	36
Tompkins Financial Corp.	2	122
Towne Bank (b)	5	105
Trico Bancshares	3	75
Tristate Capital Holdings Inc. (a)	2	25
TrustCo Bank Corp.	12	73
Trustmark Corp.	5	117
Union Bankshares Corp.	6	153
United Community Banks Inc.	7	138
United Community Financial Corp.	3	19
United Financial Bancorp Inc.	8	104
United Fire Group Inc.	3	131
United Insurance Holdings Corp.	2	40
Universal Insurance Holdings Inc. (b)	5	108
Univest Corp. of Pennsylvania	2	42
Virtus Investment Partners Inc.	1	92
Walker & Dunlop Inc. (a)	3	99
Washington Trust Bancorp Inc.	2	93
Waterstone Financial Inc.	5	71
WesBanco Inc.	5	152
West Bancorp Inc.	2	34
Westamerica Bancorporation (b)	4	167
Western Alliance Bancorp (a)	—	5
Westfield Financial Inc.	6	49
Westwood Holdings Group Inc.	1	55
Wilshire Bancorp Inc.	10	116
World Acceptance Corp. (a) (b)	1	37
WSFS Financial Corp.	4	126
Yadkin Financial Corp.	3	67
		18,602
HEALTH CARE - 11.4%
Abaxis Inc.	3	161
Aceto Corp.	4	111
Acorda Therapeutics Inc. (a) (b)	5	216
Adamas Pharmaceuticals Inc. (a) (b)	1	36
Addus HomeCare Corp. (a)	2	48
Affymetrix Inc. (a)	14	139
Air Methods Corp. (a) (b)	3	124
Akebia Therapeutics Inc. (a) (b)	2	28
Albany Molecular Research Inc. (a) (b)	5	103
Alliance HealthCare Services Inc. (a)	—	3
Almost Family Inc. (a)	1	45
AMAG Pharmaceuticals Inc. (a)	2	46
Amedisys Inc. (a)	8	299
AMN Healthcare Services Inc. (a)	6	198
Amphastar Pharmaceuticals Inc. (a) (b)	1	15
Analogic Corp.	2	144
AngioDynamics Inc. (a)	5	60
ANI Pharmaceuticals Inc. (a) (b)	1	36
Anika Therapeutics Inc. (a)	2	68
Assembly Biosciences Inc. (a) (b)	1	4
Atrion Corp.	—	152
BioScrip Inc. (a) (b)	1	3
Biospecifics Technologies Corp. (a)	1	25
BioTelemetry Inc. (a)	3	32
Bovie Medical Corp. (a) (b)	1	1
Cambrex Corp. (a)	4	189
Cantel Medical Corp.	2	151
Capital Senior Living Corp. (a)	4	88
Catalyst Biosciences Inc.	1	3
Computer Programs & Systems Inc. (b)	2	78
Concert Pharmaceuticals Inc. (a) (b)	2	38
Conmed Corp.	4	166
Corvel Corp. (a)	3	141
Cross Country Healthcare Inc. (a)	4	61
CryoLife Inc.	5	53
Cumberland Pharmaceuticals Inc. (a)	3	15
Cutera Inc. (a)	3	34
Cynosure Inc. - Class A (a)	3	117
Cytokinetics Inc. (a)	1	15
DepoMed Inc. (a) (b)	7	131
Emergent BioSolutions Inc. (a)	5	188
Ensign Group Inc.	7	151
Enzo Biochem Inc. (a)	1	5
Exactech Inc. (a)	2	30
ExamWorks Group Inc. (a)	4	112
Five Star Quality Care Inc. (a)	9	29
Genesis Healthcare Inc. - Class A (a)	5	16
Greatbatch Inc. (a)	3	165
Haemonetics Corp. (a)	2	70
Hanger Orthopedic Group Inc. (a) (b)	4	67
Harvard Bioscience Inc. (a)	6	20
HealthStream Inc. (a)	3	66
Healthways Inc. (a)	5	66
ICU Medical Inc. (a)	2	227
Ignyta Inc. (a)	2	24
Inogen Inc. (a)	2	72
Interpace Diagnostics Group Inc. (a)	2	1
Invacare Corp.	4	68
Iridex Corp. (a)	2	15
Kindred Healthcare Inc.	8	95
Landauer Inc. (b)	1	26
Lannett Co. Inc. (a) (b)	—	11
LeMaitre Vascular Inc. (b)	3	46
LHC Group Inc. (a)	3	123
Ligand Pharmaceuticals Inc. (a) (b)	2	258
Lipocine Inc. (a)	1	17
LivaNova Plc (a)	2	105
Luminex Corp. (a)	4	94
Magellan Health Services Inc. (a)	2	144
Masimo Corp. (a)	5	218
MedAssets Inc. (a)	6	191
Meridian Bioscience Inc. (b)	5	109
Merit Medical Systems Inc. (a)	7	121
Misonix Inc. (a)	1	8
Momenta Pharmaceuticals Inc. (a)	5	72
National Healthcare Corp.	1	90
National Research Corp. - Class A	5	79
National Research Corp. - Class B (b)	1	29
Natus Medical Inc. (a)	5	232
Nektar Therapeutics (a) (b)	8	142
Omnicell Inc. (a)	5	152
Oncothyreon Inc. (a)	2	4
OraSure Technologies Inc. (a)	11	71
Orthofix International NV (a)	3	103
Pain Therapeutics Inc. (a)	5	9
PDL BioPharma Inc.	21	75
Pernix Therapeutics Holdings (a) (b)	4	12
PharMerica Corp. (a)	4	151
Phibro Animal Health Corp. - Class A	2	59
Prestige Brands Holdings Inc. (a)	1	43
Progenics Pharmaceuticals Inc. (a)	9	58
Providence Services Corp. (a)	2	99

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Quality Systems Inc.	8	123
Quidel Corp. (a) (b)	3	66
RadNet Inc. (a)	6	34
Repligen Corp. (a)	6	166
Rigel Pharmaceuticals Inc. (a)	11	33
RTI Surgical Inc. (a)	13	50
Sagent Pharmaceuticals Inc. (a)	4	68
Sciclone Pharmaceuticals Inc. (a)	8	75
Select Medical Holdings Corp.	4	48
Sequenom Inc. (a) (b)	5	8
Span-America Medical Systems Inc.	—	5
Spectrum Pharmaceuticals Inc. (a) (b)	7	41
Sucampo Pharmaceuticals Inc. - Class A (a)	8	145
Supernus Pharmaceuticals Inc. (a)	6	78
Surgical Care Affiliates Inc. (a)	4	158
SurModics Inc. (a)	3	52
Symmetry Surgical Inc. (a)	1	9
Theravance Biopharma Inc. (a) (b)	1	13
Tonix Pharmaceuticals Holding Corp. (a) (b)	1	12
Triple-S Management Corp. - Class B (a) (b)	4	94
Universal American Corp. (b)	11	76
US Physical Therapy Inc.	2	81
Utah Medical Products Inc.	1	43
Vascular Solutions Inc. (a)	2	84
Verastem Inc. (a)	1	3
Vitae Pharmaceuticals Inc. (a)	2	31
Wright Medical Group NV (a)	1	27
Zogenix Inc. (a)	1	14
		9,452
INDUSTRIALS - 20.0%
AAON Inc.	7	160
AAR Corp.	5	131
ABM Industries Inc.	4	110
Acacia Research Corp.	6	26
ACCO Brands Corp. (a)	16	111
Accuride Corp. (a)	6	11
Actuant Corp. - Class A	6	135
Advanced Drainage Systems Inc.	5	115
Aegion Corp. (a)	4	74
Aerojet Rocketdyne Holdings Inc. (a)	8	126
Aerovironment Inc. (a)	2	71
Air Transport Services Group Inc. (a)	9	89
Alamo Group Inc.	2	89
Albany International Corp. - Class A	4	143
Allied Motion Technologies Inc.	1	26
Altra Holdings Inc.	4	89
Ameresco Inc. - Class A (a)	4	26
American Railcar Industries Inc. (b)	3	122
American Science & Engineering Inc.	1	40
American Woodmark Corp. (a)	2	177
Apogee Enterprises Inc.	4	171
Applied Industrial Technologies Inc.	4	146
ARC Document Solutions Inc. (a)	6	26
ArcBest Corp.	4	77
Argan Inc.	2	59
Astec Industries Inc.	3	115
Astronics Corp. (a)	2	67
Astronics Corp. - Class B (a)	2	82
Atlas Air Worldwide Holdings Inc. (a)	3	120
AZZ Inc. (b)	3	188
Babcock & Wilcox Enterprises Inc. (a)	2	51
Beacon Roofing Supply Inc. (a)	2	91
Blount International Inc. (a)	7	71
BMC Stock Holdings Inc. (a) (b)	2	40
Brady Corp. - Class A	6	130
Briggs & Stratton Corp.	6	102
Brink’s Co.	6	180
Builders FirstSource Inc. (a)	13	143
CAI International Inc. (a)	3	26
Casella Waste Systems Inc. - Class A (a)	5	27
CBIZ Inc. (a)	7	65
CDI Corp.	3	21
Ceco Environmental Corp.	5	39
Celadon Group Inc.	3	32
Cenveo Corp. (a)	4	4
Chart Industries Inc. (a)	2	37
CIRCOR International Inc.	2	77
Columbus Mckinnon Corp. (b)	3	50
Comfort Systems USA Inc.	4	127
Commercial Vehicle Group Inc. (a)	6	16
Continental Building Products Inc. (a)	4	72
Covenant Transportation Group Inc. - Class A (a)	2	33
CPI Aerostructures Inc. (a)	3	33
Cubic Corp.	3	148
Douglas Dynamics Inc.	4	75
Ducommun Inc. (a)	2	33
DXP Enterprises Inc. (a)	1	33
Dycom Industries Inc. (a)	4	295
Dynamic Materials Corp. (b)	2	13
Eastern Co.	1	11
Echo Global Logistics Inc. (a)	4	77
Encore Wire Corp.	3	102
Energy Recovery Inc. (a) (b)	10	72
Engility Holdings Inc.	3	86
Ennis Inc.	3	67
EnPro Industries Inc.	2	102
ESCO Technologies Inc.	4	134
Espey Manufacturing & Electronics Corp.	1	16
Essendant Inc.	3	90
Exponent Inc.	3	158
Federal Signal Corp.	8	131
Forward Air Corp.	3	143
Franklin Covey Co. (a)	2	41
Franklin Electric Co. Inc.	4	107
FreightCar America Inc.	2	48
FTI Consulting Inc. (a)	4	124
Fuel Tech Inc. (a)	4	7
Furmanite Corp. (a)	5	35
G&K Services Inc. - Class A	3	164
General Cable Corp. (b)	5	67
Gibraltar Industries Inc. (a)	4	108
Global Brass & Copper Holdings Inc.	2	42
Global Power Equipment Group Inc.	3	10
Goldfield Corp. (a) (b)	3	5
Gorman-Rupp Co. (b)	4	117
GP Strategies Corp. (a)	3	68
Graham Corp.	1	21
Granite Construction Inc.	5	202
Great Lakes Dredge & Dock Corp. (a)	7	26
Greenbrier Cos. Inc. (b)	1	37
Griffon Corp. (b)	8	138
H&E Equipment Services Inc. (b)	5	85
Hardinge Inc.	2	20
Harsco Corp. (b)	7	54
Hawaiian Holdings Inc. (a)	7	254
HC2 Holdings Inc. (a) (b)	2	13
Heartland Express Inc. (b)	8	131
Heidrick & Struggles International Inc.	3	77
Heritage-Crystal Clean Inc. (a)	—	3
Hill International Inc. (a)	4	15
Houston Wire & Cable Co.	3	14
HUB Group Inc. - Class A (a)	4	141
Hudson Global Inc. (a)	2	5
Hurco Cos. Inc.	1	24

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Huron Consulting Group Inc. (a)	2	137
Hyster-Yale Materials Handling Inc. - Class A	1	78
ICF International Inc. (a)	2	79
InnerWorkings Inc. (a) (b)	4	32
Innovative Solutions & Support Inc. (a)	—	1
Insperity Inc.	3	166
Insteel Industries Inc.	3	63
Interface Inc.	8	160
Intersections Inc. (a) (b)	3	7
John Bean Technologies Corp.	4	194
Kaman Corp. - Class A (b)	4	145
Kelly Services Inc. - Class A (b)	4	71
Keyw Holding Corp. (a) (b)	4	23
Kforce Inc.	4	103
Kimball International Inc. - Class B	3	33
Knoll Inc.	7	123
Korn/Ferry International	6	185
Kratos Defense & Security Solutions Inc. (a) (b)	6	24
Lawson Products Inc. (a)	—	9
Layne Christensen Co. (a)	3	13
LB Foster Co.	2	23
Lindsay Corp. (b)	1	95
LMI Aerospace Inc. (a)	2	17
LS Starrett Co. - Class A	—	5
LSI Industries Inc.	2	27
Lydall Inc. (a)	2	72
Manitex International Inc. (a) (b)	1	6
Marten Transport Ltd.	6	105
MasTec Inc. (a)	7	122
Matson Inc.	5	206
Matthews International Corp. - Class A	4	210
McGrath RentCorp	4	98
Meritor Inc. (a)	13	107
Miller Industries Inc.	1	31
Mistras Group Inc. (a)	5	87
Mobile Mini Inc. (b)	4	109
MRC Global Inc. (a)	6	83
MSA Safety Inc.	3	135
Mueller Industries Inc.	3	79
Mueller Water Products Inc. - Class A	17	149
Multi-Color Corp.	2	143
MYR Group Inc. (a)	3	56
National Presto Industries Inc. (b)	1	81
Navigant Consulting Inc. (a)	7	106
NCI Building Systems Inc. (a)	6	73
NL Industries Inc. (a)	2	6
NN Inc. (b)	3	47
Nortek Inc. (a)	2	91
Northwest Pipe Co. (a)	1	13
NV5 Holdings Inc. (a)	1	11
Omega Flex Inc.	1	34
Orbital ATK Inc.	—	16
Orion Energy Systems Inc. (a)	2	5
Orion Marine Group Inc. (a)	4	18
PAM Transportation Services Inc. (a)	1	24
Park-Ohio Holdings Corp.	2	76
Patrick Industries Inc. (a)	3	117
Patriot Transportation Holding Inc. (a) (b)	—	7
Pendrell Corp. (a)	8	4
Performant Financial Corp. (a)	3	6
PGT Inc. (a)	6	74
Ply Gem Holdings Inc. (a) (b)	6	73
Powell Industries Inc.	1	32
Power Solutions International Inc. (a) (b)	1	15
PowerSecure International Inc. (a)	3	41
Preformed Line Products Co. (b)	—	4
Primoris Services Corp.	7	144
Providence and Worcester Railroad Co. (b)	—	4
Quad/Graphics Inc. - Class A	4	33
Quanex Building Products Corp.	4	93
Radiant Logistics Inc. (a)	4	14
Raven Industries Inc.	5	74
RBC Bearings Inc. (a)	3	173
Republic Airways Holdings Inc. (a)	6	24
Resources Connection Inc.	5	83
Roadrunner Transportation Systems Inc. (a)	5	44
RPX Corp. (a)	6	61
Rush Enterprises Inc. - Class A (a)	4	87
Saia Inc. (a)	4	78
SIFCO Industries Inc. (a)	1	11
SkyWest Inc.	6	117
SL Industries Inc. (a)	1	16
SP Plus Corp. (a)	3	69
Sparton Corp. (a)	2	36
Standex International Corp.	2	175
Sterling Construction Co. Inc. (a)	2	13
Sun Hydraulics Corp.	3	104
Supreme Industries Inc. - Class A	3	18
TAL International Group Inc.	4	68
Taser International Inc. (a) (b)	7	116
Team Inc. (a) (b)	3	82
Tennant Co.	2	139
Tetra Tech Inc.	5	135
Thermon Group Holdings Inc. (a) (b)	5	80
Titan International Inc. (b)	6	22
Titan Machinery Inc. (a) (b)	3	34
TRC Cos. Inc. (a)	2	19
Trex Co. Inc. (a) (b)	4	158
TriMas Corp. (a) (b)	5	97
TriNet Group Inc. (a)	1	13
TrueBlue Inc. (a)	5	140
Tutor Perini Corp. (a)	5	84
Twin Disc Inc.	2	23
Ultralife Corp. (a)	—	1
Ultrapetrol Bahamas Ltd. (a) (b)	1	—
Universal Forest Products Inc.	3	196
Universal Truckload Services Inc.	3	44
US Ecology Inc.	3	98
USA Truck Inc. (a)	1	20
UTi Worldwide Inc. (a)	14	96
Veritiv Corp. (a)	1	38
Versar Inc. (a)	2	7
Viad Corp.	3	77
Vicor Corp. (a)	2	15
Volt Information Sciences Inc. (a)	1	9
VSE Corp.	1	56
Wabash National Corp. (a)	8	95
Wesco Aircraft Holdings Inc. (a)	9	105
Willdan Group Inc. (a)	1	7
Xerium Technologies Inc. (a)	1	17
YRC Worldwide Inc. (a)	3	44
		16,568
INFORMATION TECHNOLOGY - 16.4%
Actua Corp. (a)	5	55
Acxiom Corp. (a)	7	146
ADTRAN Inc.	7	129
Advanced Energy Industries Inc. (a)	5	145
Agilysys Inc. (a)	3	32
Alliance Fiber Optic Products Inc. (b)	2	29
Alpha & Omega Semiconductor Ltd. (a)	4	37
American Software Inc. - Class A	4	42
Amkor Technology Inc. (a)	9	52
Amtech Systems Inc. (a)	2	10
Anadigics Inc. (a)	10	7
Angie’s List Inc. (a)	3	32

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
AVG Technologies NV (a)	7	145
Avid Technology Inc. (a)	5	34
Aware Inc. (a)	5	16
Axcelis Technologies Inc. (a)	11	30
AXT Inc. (a)	9	23
Badger Meter Inc. (b)	2	116
Bankrate Inc. (a)	6	77
Bazaarvoice Inc. (a) (b)	2	11
Bel Fuse Inc. - Class B (b)	2	34
Benefitfocus Inc. (a) (b)	1	42
Blucora Inc. (a)	4	41
Bottomline Technologies Inc. (a)	6	182
BroadVision Inc. (a)	2	11
Brooks Automation Inc.	8	83
Cabot Microelectronics Corp. (a)	3	146
CalAmp Corp. (a)	4	88
Calix Inc. (a)	8	61
Cardtronics Inc. (a)	4	137
Cascade Microtech Inc. (a)	2	38
Cass Information Systems Inc.	2	92
Ceva Inc. (a)	2	54
Checkpoint Systems Inc.	6	37
Ciber Inc. (a)	14	49
Clearfield Inc. (a) (b)	2	30
Coherent Inc. (a)	2	159
Cohu Inc.	3	39
Communications Systems Inc.	1	9
Computer Task Group Inc.	4	27
Comtech Telecommunications Corp.	2	40
Concurrent Computer Corp.	1	7
Constant Contact Inc. (a)	6	171
Control4 Corp. (a) (b)	1	4
Cray Inc. (a)	6	189
CSG Systems International Inc.	5	178
CUI Global Inc. (a) (b)	2	12
Daktronics Inc.	4	39
Datalink Corp. (a)	3	20
Demand Media Inc. (a)	4	23
DHI Group Inc. (a)	8	73
Digi International Inc. (a)	4	50
Diodes Inc. (a)	6	132
DSP Group Inc. (a)	4	35
DTS Inc. (a)	3	58
EarthLink Holdings Corp.	16	116
Eastman Kodak Co. (a) (b)	1	10
Ebix Inc. (b)	4	129
Electro Rent Corp.	4	37
Electro Scientific Industries Inc. (a)	3	16
Ellie Mae Inc. (a) (b)	6	360
eMagin Corp. (a)	2	3
Emcore Corp. (a)	5	30
EnerNOC Inc. (a) (b)	4	15
Envestnet Inc. (a)	—	8
EPIQ Systems Inc. (b)	4	58
ePlus Inc. (a)	1	113
Everi Holdings Inc. (a)	9	39
Evolving Systems Inc.	1	7
Exar Corp. (a)	5	33
ExlService Holdings Inc. (a)	4	192
Extreme Networks (a)	14	57
Fabrinet (a)	4	86
FARO Technologies Inc. (a)	2	65
FormFactor Inc. (a)	9	79
Forrester Research Inc.	3	86
Globalscape Inc.	4	16
Glu Mobile Inc. (a) (b)	8	20
GSI Group Inc. (a)	4	60
GSI Technology Inc. (a)	2	7
GTT Communications Inc. (a) (b)	4	63
Hackett Group Inc.	6	99
Harmonic Inc. (a)	11	44
Heartland Payment Systems Inc.	—	24
Higher One Holdings Inc. (a)	6	19
Hutchinson Technology Inc. (a)	4	15
ID Systems Inc. (a)	2	7
IEC Electronics Corp. (a) (b)	2	5
II-VI Inc. (a)	6	117
Imation Corp. (a) (b)	7	9
Infinera Corp. (a)	4	70
Innodata Inc. (a)	6	16
Inphi Corp. (a)	5	143
Insight Enterprises Inc. (a)	5	131
Internap Network Services Corp. (a)	9	57
Intevac Inc. (a)	1	6
IntraLinks Holdings Inc. (a)	6	53
Itron Inc. (a)	4	159
Ixia (a)	9	117
IXYS Corp.	4	51
Kemet Corp. (a)	6	14
Key Tronic Corp. (a)	4	30
Kimball Electronics Inc. (a)	3	28
Knowles Corp. (a) (b)	—	4
Kopin Corp. (a)	9	25
Kulicke & Soffa Industries Inc. (a)	10	116
KVH Industries Inc. (a)	3	25
Lattice Semiconductor Corp. (a)	12	79
Limelight Networks Inc. (a)	14	21
Lionbridge Technologies Inc. (a)	9	45
Liquidity Services Inc. (a)	3	17
LoJack Corp. (a)	1	6
M/A-COM Technology Solutions Holdings Inc. (a) (b)	—	12
Mantech International Corp. - Class A	3	100
Marchex Inc. - Class B	4	14
Mattson Technology Inc. (a)	7	25
MaxLinear Inc. - Class A (a)	2	34
Maxwell Technologies Inc. (a)	3	22
MeetMe Inc. (a)	1	2
Mercury Systems Inc. (a)	5	101
Mesa Laboratories Inc.	—	47
Methode Electronics Inc.	5	150
MOCON Inc.	1	10
MoneyGram International Inc. (a) (b)	4	23
Monotype Imaging Holdings Inc.	5	120
Monster Worldwide Inc. (a)	10	59
MoSys Inc. (a)	5	5
MTS Systems Corp.	2	122
Multi-Fineline Electronix Inc. (a)	3	56
Nanometrics Inc. (a)	4	64
NAPCO Security Technologies Inc. (a)	1	8
NCI Inc. - Class A	2	27
NeoPhotonics Corp. (a)	3	35
NetGear Inc. (a)	4	178
Newport Corp. (a)	6	91
NIC Inc.	8	156
NVE Corp.	—	21
Oclaro Inc. (a) (b)	5	19
Omnivision Technologies Inc. (a)	11	307
Optical Cable Corp.	1	2
OSI Systems Inc. (a)	3	225
PAR Technology Corp. (a)	—	3
Park Electrochemical Corp.	3	48
PC Connection Inc.	3	69
PCM Inc. (a)	1	10
PDF Solutions Inc. (a)	4	41
Pegasystems Inc.	—	13

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Perceptron Inc. (a)	2	14
Perficient Inc. (a)	4	74
PFSweb Inc. (a)	2	19
Photronics Inc. (a)	9	111
Plantronics Inc.	2	91
Plexus Corp. (a)	4	139
PMC - Sierra Inc. (a)	3	30
Polycom Inc. (a)	1	17
Power Integrations Inc.	4	181
PRGX Global Inc. (a)	5	19
Progress Software Corp. (a)	6	153
QAD Inc. - Class A	2	32
QLogic Corp. (a)	12	147
Qualys Inc. (a)	2	74
QuinStreet Inc. (a)	7	32
Qumu Corp. (a)	3	8
Radisys Corp. (a)	4	12
Rambus Inc. (a) (b)	14	164
RealD Inc. (a)	5	53
RealNetworks Inc. (a)	4	16
Reis Inc.	2	43
RetailMeNot Inc. (a)	5	53
RF Industries Ltd. (b)	2	8
Rightside Group Ltd. (a) (b)	1	8
Rocket Fuel Inc. (a) (b)	1	4
Rofin-Sinar Technologies Inc. (a)	3	89
Rogers Corp. (a)	2	127
Rosetta Stone Inc. (a)	3	23
Ruckus Wireless Inc. (a) (b)	1	15
Rudolph Technologies Inc. (a)	3	49
Sanmina Corp. (a)	1	22
ScanSource Inc. (a)	4	113
SciQuest Inc. (a)	2	24
SeaChange International Inc. (a) (b)	5	35
Semtech Corp. (a)	4	75
ServiceSource International Inc. (a)	7	31
ShoreTel Inc. (a)	6	50
Sigma Designs Inc. (a)	7	43
Silver Spring Networks Inc. (a)	3	36
SMTC Corp. (a)	1	2
Sonus Networks Inc. (a)	6	46
Stamps.com Inc. (a) (b)	2	245
StarTek Inc. (a)	—	1
Super Micro Computer Inc. (a) (b)	5	126
Sykes Enterprises Inc. (a)	5	161
Synchronoss Technologies Inc. (a)	3	109
Tangoe Inc. (a)	3	24
TechTarget Inc. (a)	1	9
TeleCommunication Systems Inc. - Class A (a)	5	25
TeleNav Inc. (a)	7	37
TeleTech Holdings Inc.	6	179
Tessco Technologies Inc.	1	25
Tessera Technologies Inc.	5	143
TiVo Inc. (a)	12	102
Transact Technologies Inc.	—	2
Travelzoo Inc. (a)	2	18
TTM Technologies Inc. (a)	10	66
Ultra Clean Holdings Inc. (a)	3	16
Ultratech Inc. (a)	3	57
Unisys Corp. (a)	7	76
United Online Inc. (a)	3	36
VASCO Data Security International Inc. (a) (b)	3	42
Veeco Instruments Inc. (a)	5	102
Viavi Solutions Inc. (a)	9	54
Virtusa Corp. (a)	4	166
Vishay Intertechnology Inc.	4	49
Vishay Precision Group Inc. (a)	2	25
Wayside Technology Group Inc.	—	6
Web.com Group Inc. (a)	5	110
WebMD Health Corp. - Class A (a) (b)	2	81
Xcerra Corp. (a)	7	44
XO Group Inc. (a)	3	55
Zix Corp. (a)	6	31
		13,538
MATERIALS - 4.6%
A. Schulman Inc.	4	125
AEP Industries Inc. (a)	1	73
AK Steel Holding Corp. (a) (b)	9	20
AM Castle & Co. (a) (b)	2	4
American Vanguard Corp.	3	48
Ampco-Pittsburgh Corp.	2	25
Boise Cascade Co. (a)	5	123
Calgon Carbon Corp. (b)	7	115
Century Aluminum Co. (a) (b)	2	8
Chase Corp.	2	93
Clearwater Paper Corp. (a)	2	110
Coeur d’Alene Mines Corp. (a) (b)	8	20
Commercial Metals Co.	9	120
Core Molding Technologies Inc. (a)	—	3
Deltic Timber Corp. (b)	1	86
Ferro Corp. (a)	11	124
Ferroglobe Plc	9	100
Flotek Industries Inc. (a) (b)	7	75
Friedman Industries Inc.	1	4
FutureFuel Corp.	6	77
Gold Resource Corp. (b)	6	9
Greif Inc.	1	19
Handy & Harman Ltd. (a)	—	6
Hawkins Inc.	2	72
Haynes International Inc.	2	59
Headwaters Inc. (a)	10	171
Hecla Mining Co. (b)	21	40
Horsehead Holding Corp. (a) (b)	7	14
Innophos Holdings Inc.	3	78
Innospec Inc.	3	177
Kaiser Aluminum Corp.	2	188
KMG Chemicals Inc.	2	53
Koppers Holdings Inc.	2	40
Kraton Performance Polymers Inc. (a)	4	65
Kronos Worldwide Inc. (b)	3	16
LSB Industries Inc. (a) (b)	3	20
Materion Corp.	2	60
McEwen Mining Inc. (b)	4	4
Mercer International Inc.	9	85
Myers Industries Inc.	4	58
Neenah Paper Inc.	2	136
Northern Technologies International Corp. (a)	1	11
Olympic Steel Inc.	1	17
Omnova Solutions Inc. (a)	12	71
P.H. Glatfelter Co.	6	112
Quaker Chemical Corp.	2	129
Real Industry Inc. (a) (b)	2	14
Schnitzer Steel Industries Inc. - Class A	3	39
Schweitzer-Mauduit International Inc.	4	157
Stepan Co.	3	136
SunCoke Energy Inc.	8	26
Synalloy Corp.	2	11
Trecora Resources (a)	3	42
Tredegar Corp.	3	46
UFP Technologies Inc. (a)	—	5
United States Lime & Minerals Inc.	1	32
Universal Stainless & Alloy Products Inc. (a)	1	13
US Concrete Inc. (a)	2	88
Wausau Paper Corp.	6	60

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Worthington Industries Inc.	1	27
		3,759
TELECOMMUNICATION SERVICES - 1.9%
8x8 Inc. (a)	2	21
Alaska Communications Systems Group Inc. (a)	2	4
Atlantic Tele-Network Inc.	2	153
Boingo Wireless Inc. (a)	6	38
Cincinnati Bell Inc. (a)	28	102
Cogent Communications Group Inc. (b)	5	161
Consolidated Communications Holdings Inc.	7	149
Fairpoint Communications Inc. (a) (b)	2	29
General Communication Inc. - Class A (a)	6	117
Hawaiian Telcom Holdco Inc. (a)	1	26
IDT Corp. - Class B	3	39
Inteliquent Inc.	5	80
Iridium Communications Inc. (a) (b)	13	113
Lumos Networks Corp.	3	33
NTELOS Holdings Corp. (a)	2	20
ORBCOMM Inc. (a)	9	65
Shenandoah Telecommunications Co.	3	147
Spok Holdings Inc.	3	59
Straight Path Communications Inc. - Class B (a) (b)	1	22
Vonage Holdings Corp. (a)	29	169
		1,547
UTILITIES - 2.4%
American States Water Co.	4	175
Artesian Resources Corp. - Class A	2	43
California Water Service Group	6	141
Chesapeake Utilities Corp.	2	113
Connecticut Water Services Inc.	2	58
Consolidated Water Co. Ltd. (b)	2	24
Delta Natural Gas Co. Inc.	2	33
El Paso Electric Co.	4	148
Empire District Electric Co.	6	164
Gas Natural Inc.	2	13
Genie Energy Ltd. - Class B (b)	4	43
MGE Energy Inc. (b)	4	169
Middlesex Water Co.	2	64
Northwest Natural Gas Co.	4	178
Ormat Technologies Inc. (b)	5	182
Otter Tail Corp. (b)	5	121
RGC Resources Inc.	—	6
SJW Corp.	3	88
South Jersey Industries Inc.	5	125
Unitil Corp.	2	84
York Water Co.	2	50
		2,022
Total Common Stocks (cost $76,245)		82,470

CORPORATE BONDS AND NOTES - 0.0%

HEALTH CARE - 0.0%
Catalyst Biosciences Inc., 0.00%, 02/19/18 (c) (d) (e) (f)	$7	7
Total Corporate Bonds and Notes (cost $7)		7

SHORT TERM INVESTMENTS - 10.3%

Investment Company - 0.3%
JNL Money Market Fund, 0.19% (g) (h)	299	299
Securities Lending Collateral - 10.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	8,248	8,248
Total Short Term Investments (cost $8,547)		8,547

Total Investments - 110.1% (cost $84,799)		91,024
Other Assets and Liabilities, Net - (10.1%)		(8,359)
Total Net Assets - 100.0%		$82,665

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Convertible security.
(g)	Investment in affiliate.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

JNL/Epoch Global Shareholder Yield Fund

	Shares/Par †	Value
COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 4.5%
Daimler AG	11	$948
McDonald’s Corp.	11	1,305
Pearson Plc	18	191
Regal Entertainment Group - Class A (a)	37	697
Shaw Communications Inc. (a)	34	585
Vivendi SA	30	636
		4,362
CONSUMER STAPLES - 13.5%
Altria Group Inc.	25	1,438
British American Tobacco Plc	24	1,306
Coca-Cola Co.	14	594
Diageo Plc	27	731
Imperial Tobacco Group Plc	30	1,609
Kimberly-Clark Corp.	9	1,095
Nestle SA	8	582
PepsiCo Inc.	6	643
Philip Morris International Inc.	22	1,905
Procter & Gamble Co.	9	739
Reynolds American Inc.	31	1,453
Unilever Plc	21	909
		13,004
ENERGY - 7.8%
ConocoPhillips Co.	21	996
Enterprise Products Partners LP	24	606
Exxon Mobil Corp.	10	805
Occidental Petroleum Corp.	19	1,268
Royal Dutch Shell Plc - ADR - Class A	27	1,215
Statoil ASA	90	1,259
Total SA	30	1,362
		7,511
FINANCIALS - 16.0%
Aberdeen Asset Management Plc	128	544
Allianz SE	5	855
Arthur J. Gallagher & Co.	12	492
AXA SA	30	822
CME Group Inc.	8	756
Commonwealth Bank of Australia	12	729
Corrections Corp. of America	36	962
Muenchener Rueckversicherungs AG	9	1,713
People’s United Financial Inc. (a)	46	735
SCOR SE	34	1,280
Singapore Exchange Ltd.	111	600
Svenska Handelsbanken AB - Class A	69	910
Unibail-Rodamco SE	5	1,273
Wells Fargo & Co.	16	880
Welltower Inc.	28	1,886
Westpac Banking Corp.	40	972
		15,409
HEALTH CARE - 7.0%
AbbVie Inc.	14	823
AstraZeneca Plc - ADR	43	1,449
GlaxoSmithKline Plc	70	1,417
Merck & Co. Inc.	13	705
Pfizer Inc.	19	600
Roche Holding AG	3	737
Sanofi	6	516
Sonic Health Care Ltd.	38	486
		6,733
INDUSTRIALS - 9.4%
BAE Systems Plc	176	1,293
Deutsche Post AG	24	663
Emerson Electric Co.	14	657
Iron Mountain Inc.	46	1,234
Lockheed Martin Corp.	4	798
Orkla ASA	102	805
RR Donnelley & Sons Co.	55	812
Siemens AG	10	955
Vinci SA	17	1,102
Waste Management Inc.	13	670
		8,989
INFORMATION TECHNOLOGY - 4.9%
Automatic Data Processing Inc.	8	643
Microchip Technology Inc. (a)	16	735
Microsoft Corp.	12	678
Seagate Technology Plc (a)	26	956
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	36	808
Texas Instruments Inc.	16	855
		4,675
MATERIALS - 4.2%
Agrium Inc. (a)	7	585
BASF SE	13	966
Dow Chemical Co.	22	1,154
Potash Corp. of Saskatchewan Inc.	42	713
Yara International ASA	15	647
		4,065
TELECOMMUNICATION SERVICES - 15.2%
AT&T Inc.	55	1,887
BCE Inc.	47	1,818
CenturyTel Inc.	48	1,200
Deutsche Telekom AG	42	758
Rogers Communications Inc. - Class B	43	1,479
Singapore Telecommunications Ltd.	249	641
Swisscom AG	3	1,367
Telstra Corp. Ltd.	310	1,258
TELUS Corp.	22	614
Verizon Communications Inc.	39	1,791
Vodafone Group Plc	535	1,734
		14,547
UTILITIES - 15.1%
Ameren Corp.	25	1,083
Duke Energy Corp.	22	1,552
Entergy Corp.	19	1,293
Gas Natural SDG SA (a)	34	699
National Grid Plc	140	1,933
PPL Corp.	52	1,780
Southern Co.	17	783
SSE Plc	62	1,394
TECO Energy Inc.	27	710
Terna Rete Elettrica Nazionale SpA	316	1,624
WEC Energy Group Inc. (a)	32	1,654
		14,505
Total Common Stocks (cost $99,999)		93,800

SHORT TERM INVESTMENTS - 5.1%

Investment Company - 2.0%
JNL Money Market Fund, 0.19% (b) (c)	1,951	1,951

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (b) (c)	2,948	2,948
Total Short Term Investments (cost $4,899)		4,899

Total Investments - 102.7% (cost $104,898)		98,699
Other Assets and Liabilities, Net - (2.7%)		(2,613)
Total Net Assets - 100.0%		$96,086

(a)	All or a portion of the security was on loan.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

JNL/PIMCO Credit Income Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.0%
Air Canada Pass-Through Trust, 4.13%, 05/15/25 (a)	$90	$90
American Airlines Class A Pass-Through Trust, 3.38%, 05/01/27	294	284
American Airlines Pass-Through Trust, 5.25%, 01/31/21	41	43
Asset Backed Funding Corp. Trust REMIC, 0.56%, 10/25/36 (b)	167	137
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.37%, 09/25/34 (b)	56	52
Banc of America Alternative Loan Trust REMIC, 5.75%, 11/25/35	83	78
Centex Home Equity Loan Trust REMIC, 1.04%, 09/25/34 (b)	57	51
Citigroup Mortgage Loan Trust Inc. REMIC
0.56%, 12/25/36 (b)	271	245
5.05%, 09/25/37 (b)	61	55
Continental Airlines Inc. Pass-Through Trust
7.25%, 11/10/19	50	57
5.50%, 10/29/20	163	168
Countrywide Asset-Backed Certificates REMIC
1.14%, 07/25/34 (b)	110	102
1.28%, 08/25/34 (b)	71	67
0.56%, 07/25/35 (b)	151	116
0.66%, 03/25/36 (b)	69	62
CVS Pass-Through Trust, 7.51%, 01/10/32 (a)	61	72
CWABS Asset-Backed Certificates Trust REMIC, 0.57%, 04/25/33 (b)	148	142
First Franklin Mortgage Loan Trust REMIC, 1.85%, 10/25/34 (b)	50	42
GTP Acquisition Partners I LLC, 3.48%, 06/16/25 (c) (d)	300	295
HomeBanc Mortgage Trust REMIC, 0.69%, 10/25/35 (b)	31	29
HSI Asset Securitization Corp. Trust REMIC, 0.78%, 12/25/35 (b)	100	85
JPMorgan Mortgage Acquisition Trust REMIC, 0.69%, 07/25/36 (b)	300	210
LCM IX Ltd., 1.52%, 07/14/22 (a) (b)	65	65
Lehman XS Trust REMIC, 5.17%, 08/25/35	61	58
Morgan Stanley Home Equity Loan Trust REMIC, 0.52%, 04/25/37 (b)	16	9
New Century Home Equity Loan Trust REMIC, 0.70%, 10/25/35 (b)	25	25
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20 (c) (d)	300	326
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.41%, 09/25/34 (b)	98	92
Race Point CLO Ltd., 1.81%, 12/15/22 (a) (b)	196	195
RALI Trust REMIC
6.00%, 12/25/35	114	99
6.00%, 02/25/37	121	93
RAMP Trust REMIC, 0.65%, 12/25/35 (b)	296	213
RASC Trust REMIC, 0.58%, 09/25/36 (b)	304	259
Renaissance Home Equity Loan Trust REMIC, 7.24%, 09/25/37 (b)	187	112
SBA Tower Trust REMIC, 3.60%, 04/16/18 (a)	100	100
SLM Private Credit Student Loan Trust REMIC, 0.69%, 09/15/17 (b)	86	85
Soundview Home Loan Trust REMIC, 0.59%, 06/25/36 (b)	105	96
STARM Mortgage Loan Trust REMIC, 6.00%, 02/25/37 (b)	32	32
United Air Lines Pass-Through Trust, 9.75%, 01/15/17	39	42
United Airlines Pass-Through Trust, 3.75%, 09/03/26	100	101
US Airways Pass-Through Trust
5.38%, 11/15/21	140	140
3.95%, 11/15/25	90	91
Virgin Australia Trust, 5.00%, 10/23/23 (a)	73	76
Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,787)		4,791
CORPORATE BONDS AND NOTES - 61.3%
CONSUMER DISCRETIONARY - 4.7%
Amazon.com Inc.
2.60%, 12/05/19	100	101
3.30%, 12/05/21	100	103
3.80%, 12/05/24	100	104
CCO Safari II LLC, 4.91%, 07/23/25 (a)	200	200
Comcast Corp.
6.50%, 01/15/17	50	53
4.60%, 08/15/45	100	101
COX Communications Inc., 3.85%, 02/01/25 (a)	200	183
D.R. Horton Inc.
3.63%, 02/15/18	100	101
3.75%, 03/01/19	100	100
Delphi Automotive Plc, 4.25%, 01/15/26	100	100
DIRECTV Holdings LLC
4.60%, 02/15/21	299	317
3.95%, 01/15/25	100	99
Discovery Communications LLC, 3.45%, 03/15/25	100	91
Home Depot Inc., 2.63%, 06/01/22	100	100
Massachusetts Institute of Technology, 4.68%, 07/01/14	200	206
MCE Finance Ltd., 5.00%, 02/15/21 (a)	200	182
Nissan Motor Acceptance Corp., 2.65%, 09/26/18 (a)	100	101
Pearson Funding Five Plc, 3.25%, 05/08/23 (a)	200	188
QVC Inc., 4.45%, 02/15/25	500	464
Schaeffler Finance BV, 3.25%, 05/15/25, EUR	100	106
Time Warner Cable Inc.
5.85%, 05/01/17	100	105
6.75%, 07/01/18	100	109
8.25%, 04/01/19	300	345
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	100	118
Toll Brothers Finance Corp., 4.00%, 12/31/18	150	153
Viacom Inc., 4.25%, 09/01/23	300	290
Wyndham Worldwide Corp., 5.63%, 03/01/21	300	323
Wynn Las Vegas LLC, 4.25%, 05/30/23 (a)	550	471
Wynn Macau Ltd., 5.25%, 10/15/21 (a)	700	616
		5,530
CONSUMER STAPLES - 0.8%
Altria Group Inc., 9.25%, 08/06/19 (e)	12	15
HJ Heinz Co., 3.50%, 07/15/22 (a)	200	201
JM Smucker Co.
3.00%, 03/15/22	100	99
3.50%, 03/15/25	100	100
Reynolds American Inc.
3.25%, 06/12/20	100	102
3.25%, 11/01/22	200	198
Reynolds Group Issuer Inc., 7.88%, 08/15/19	50	52
Tyson Foods Inc., 4.50%, 06/15/22	50	53
Whole Foods Market Inc., 5.20%, 12/03/25 (a)	100	100
		920

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
ENERGY - 7.5%
BG Energy Capital Plc, 4.00%, 10/15/21 (a)	125	130
BP AMI Leasing Inc., 5.52%, 05/08/19 (a)	125	137
California Resources Corp.
5.50%, 09/15/21	23	7
8.00%, 12/15/22 (a)	245	129
6.00%, 11/15/24	69	21
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (c) (d)	50	54
Chesapeake Energy Corp., 3.57%, 04/15/19 (b)	500	140
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	300	281
CNOOC Finance 2015 Australia Pty Ltd., 2.63%, 05/05/20	400	391
Continental Resources Inc.
4.50%, 04/15/23	100	72
3.80%, 06/01/24	100	70
El Paso LLC, 6.50%, 09/15/20	200	199
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	300	283
Energy Transfer Partners LP
4.65%, 06/01/21	300	282
6.05%, 06/01/41	100	78
6.50%, 02/01/42	100	81
Enterprise Products Operating LLC
3.20%, 02/01/16	150	150
3.90%, 02/15/24	100	93
3.75%, 02/15/25	100	92
5.70%, 02/15/42	100	89
EQT Midstream Partners LP, 4.00%, 08/01/24	300	247
Gaz Capital SA, 6.51%, 03/07/22 (a)	200	201
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	100	108
6.00%, 01/23/21 (a)	200	199
Gulfport Energy Corp., 7.75%, 11/01/20	200	179
Halliburton Co., 3.80%, 11/15/25	100	97
Harvest Operations Corp., 6.88%, 10/01/17	250	191
Hess Corp., 7.30%, 08/15/31	190	189
Kinder Morgan Energy Partners LP
3.50%, 03/01/21	150	134
3.95%, 09/01/22	300	261
Kinder Morgan Inc.
4.30%, 06/01/25	150	130
5.30%, 12/01/34	100	79
Marathon Oil Corp., 3.85%, 06/01/25	200	161
MPLX LP, 4.88%, 12/01/24 (c) (d)	400	359
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/22 (a)	236	85
Pacific Rubiales Energy Corp., 5.13%, 03/28/23 (a)	100	20
Petrobras Global Finance BV, 6.25%, 03/17/24	100	72
Petrobras International Finance Co., 3.50%, 02/06/17	150	140
Petrofac Ltd., 3.40%, 10/10/18 (a)	100	95
Pioneer Natural Resources Co.
5.88%, 07/15/16	100	102
6.88%, 05/01/18	50	53
3.45%, 01/15/21	400	370
Plains All American Pipeline LP
2.60%, 12/15/19	200	177
4.65%, 10/15/25	300	262
Plains Exploration & Production Co., 6.63%, 05/01/21	300	183
Regency Energy Partners LP
5.75%, 09/01/20	200	195
5.88%, 03/01/22	200	189
Rosneft Finance SA, 7.88%, 03/13/18	200	213
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	300	261
5.63%, 03/01/25 (a)	75	63
Southwestern Energy Co.
7.50%, 02/01/18	100	85
4.05%, 01/23/20 (e)	100	73
4.10%, 03/15/22	100	63
Spectra Energy Partners LP, 3.50%, 03/15/25	100	88
Targa Resources Partners LP
6.88%, 02/01/21	12	11
6.38%, 08/01/22	25	22
5.25%, 05/01/23	100	81
Western Gas Partners LP
2.60%, 08/15/18	100	97
4.00%, 07/01/22	100	88
Williams Partners LP
5.25%, 03/15/20	100	93
3.35%, 08/15/22	100	76
4.50%, 11/15/23	100	81
4.30%, 03/04/24	100	79
Woodside Finance Ltd., 3.65%, 03/05/25 (a)	200	177
		8,908
FINANCIALS - 34.1%
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	100	98
Altice Financing SA, 6.63%, 02/15/23 (a)	300	296
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	50	49
American Express Co., 4.90%, (callable at 100 beginning 03/15/20) (f)	300	285
American Express Credit Corp., 0.83%, 07/29/16 (b)	300	300
American International Group Inc., 4.38%, 01/15/55	400	344
American Tower Corp.
2.80%, 06/01/20	200	198
3.50%, 01/31/23	300	293
4.00%, 06/01/25	200	197
ARC Properties Operating Partnership LP
2.00%, 02/06/17	300	297
3.00%, 02/06/19	200	192
AvalonBay Communities Inc., 2.95%, 09/15/22	200	198
Banco de Credito e Inversiones, 3.00%, 09/13/17 (a)	200	201
Banco Espirito Santo SA
2.63%, 05/08/17, EUR	300	38
5.00%, 05/23/19, EUR	100	98
Banco Santander Brasil SA, 4.63%, 02/13/17 (a)	300	303
Banco Santander SA, 6.25%, (callable at 100 beginning 09/11/21) (f), EUR	400	406
Bank of America Corp.
6.50%, 08/01/16	350	360
0.00%, 01/04/17 (g)	500	495
2.65%, 04/01/19	100	100
Bank of America NA
1.25%, 02/14/17	250	250
0.76%, 05/08/17 (b)	250	249
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	401
3.00%, 02/24/25	500	492
Barclays Bank Plc
14.00% (callable at 100 beginning 12/15/19) (f), GBP	200	381
7.63%, 11/21/22	800	911
7.75%, 04/10/23 (b) (h)	300	320

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
BAT International Finance Plc
9.50%, 11/15/18	100	119
2.75%, 06/15/20 (a)	200	200
BGC Partners Inc., 5.38%, 12/09/19	225	233
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/44 (a)	300	306
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (a) (f)	300	308
Cemex Finance LLC, 6.00%, 04/01/24 (d)	300	257
CIT Group Inc.
4.25%, 08/15/17	200	205
5.50%, 02/15/19 (a)	100	105
Citigroup Inc., 5.95%, (callable at 100 beginning 05/15/25) (f)	575	553
CME Group Inc., 3.00%, 03/15/25	400	393
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25	100	99
Compass Bank, 2.75%, 09/29/19	250	248
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.38%, (callable at 100 beginning 07/26/16) (f)	600	617
Credit Agricole SA
1.05%, 06/12/17 (a) (b)	250	249
2.75%, 06/10/20 (a)	300	302
4.38%, 03/17/25 (a)	225	218
Credit Suisse, 3.00%, 10/29/21	300	299
Credit Suisse AG
6.50%, 08/08/23 (a)	200	216
6.50%, 08/08/23 (h)	300	323
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (f)	200	210
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (a)	250	242
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (h)	400	412
DBS Bank Ltd., 3.62%, 09/21/22	200	203
DBS Group Holdings Ltd., 2.25%, 07/16/19 (a)	200	199
Depository Trust & Clearing Corp., 4.88%, (callable at 100 beginning 06/15/20) (a) (f)	250	248
Deutsche Annington Finance BV, 3.20%, 10/02/17 (d)	100	101
Discover Bank, 3.10%, 06/04/20	250	251
Education Realty Operating Partnership LP, 4.60%, 12/01/24	100	99
EPR Properties, 4.50%, 04/01/25	100	95
Fidelity National Financial Inc., 5.50%, 09/01/22	200	212
First American Financial Corp.
4.30%, 02/01/23	100	99
4.60%, 11/15/24	200	203
FMR LLC, 4.95%, 02/01/33 (c) (d)	700	730
Ford Motor Credit Co. LLC
2.38%, 01/16/18	400	399
8.13%, 01/15/20	150	177
General Electric Capital Corp., 6.37%, 11/15/67 (b)	1,900	1,984
General Motors Financial Co. Inc., 3.25%, 05/15/18	450	452
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	217
6.00%, 06/15/20	200	226
5.75%, 01/24/22	100	114
HCP Inc., 4.00%, 12/01/22	300	299
HDFC Bank Ltd., 3.00%, 11/30/16	200	202
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	200	197
Host Hotels & Resorts LP, 6.00%, 10/01/21	50	55
HSBC Bank USA NA, 4.88%, 08/24/20	110	120
HSBC Capital Funding LP, 10.18%, (callable at 100 beginning 06/30/30) (a) (f)	100	150
HSBC Holdings Plc
5.25% (callable at 100 beginning 09/16/22) (f) (h), EUR	900	963
6.80%, 06/01/38	300	373
HSBC USA Inc., 2.35%, 03/05/20	200	198
Hyundai Capital America, 1.88%, 08/09/16 (a)	100	100
ICICI Bank Ltd., 5.00%, 01/15/16	100	100
ING Bank NV, 5.80%, 09/25/23 (a)	200	217
IntercontinentalExchange Group Inc., 4.00%, 10/15/23	300	309
International Lease Finance Corp.
6.75%, 09/01/16 (a)	200	206
7.13%, 09/01/18 (a)	190	208
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	200
6.50%, 02/24/21 (a)	250	284
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (f)	275	274
1.06%, 05/30/17 (b), GBP	50	73
6.30%, 04/23/19	300	336
1.27%, 01/23/20 (b)	100	100
JPMorgan Chase Bank NA
0.83%, 06/13/16 (b)	250	250
5.38%, 09/28/16, GBP	100	152
0.84%, 06/02/17 (b)	250	249
6.00%, 10/01/17	250	267
KBC Bank NV, 8.00%, 01/25/23	400	436
Lazard Group LLC, 3.75%, 02/13/25	300	277
LeasePlan Corp. NV
3.00%, 10/23/17 (c) (d)	200	201
2.50%, 05/16/18 (c) (d)	200	197
Legg Mason Inc., 3.95%, 07/15/24	100	98
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (a) (f)	100	142
Lloyds Banking Group Plc, 7.62%, (callable at 100 beginning 06/27/23) (f) (h), GBP	665	1,026
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	300	321
Mid-America Apartments LP, 3.75%, 06/15/24	100	98
Moody’s Corp.
4.50%, 09/01/22	200	212
4.88%, 02/15/24	290	309
Morgan Stanley
6.25%, 08/28/17	100	107
7.30%, 05/13/19	290	333
5.75%, 01/25/21	100	112
Nationwide Building Society, 6.25%, 02/25/20 (a)	250	286
New York Life Global Funding, 1.13%, 03/01/17 (a)	100	100
Nordea Bank AB, 4.88%, 05/13/21 (a)	400	432
Omega Healthcare Investors Inc., 4.95%, 04/01/24	50	51
OneMain Financial Holdings Inc., 6.75%, 12/15/19 (a)	100	101
PHH Corp., 6.38%, 08/15/21	200	182
Piper Jaffray Cos., 3.61%, 05/31/17 (b) (c) (d)	100	100
PNC Preferred Funding Trust, 2.16%, (callable at 100 beginning 03/15/17) (c) (d) (f)	200	178
Progressive Corp., 6.70%, 06/15/67	276	275
QBE Insurance Group Ltd., 2.40%, 05/01/18 (a)	200	200
Rabobank Nederland NV, 6.88%, 03/19/20, EUR	200	258
RCI Banque SA, 3.50%, 04/03/18 (a)	100	102

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Rio Oil Finance Trust
9.25%, 07/06/24 (a)	250	185
6.75%, 01/06/27 (a)	250	184
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (a) (f)	400	463
Royal Bank of Scotland Plc, 9.50%, 03/16/22	100	108
Santander Bank NA, 1.25%, 01/12/18 (b)	250	248
SL Green Realty Corp., 4.50%, 12/01/22	100	101
Solvay Finance America LLC, 4.45%, 12/03/25 (a)	300	296
Springleaf Finance Corp., 6.90%, 12/15/17	100	104
State Bank of India, 4.13%, 08/01/17	200	206
State Street Corp.
5.25% (callable at 100 beginning 09/15/20) (f)	300	300
3.30%, 12/16/24	250	252
Stearns Holdings LLC, 9.38%, 08/15/20 (a)	100	99
Synchrony Financial
1.56%, 02/03/20 (b)	200	197
2.70%, 02/03/20	100	98
4.50%, 07/23/25	200	200
Synovus Financial Corp., 5.75%, 12/15/25 (b)	200	204
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19 (a)	100	100
UBS AG
2.38%, 08/14/19	300	300
7.63%, 08/17/22	1,428	1,628
UDR Inc.
4.63%, 01/10/22	371	396
4.00%, 10/01/25	200	202
US Bancorp, 5.12%, (callable at 100 beginning 01/15/21) (f)	600	603
Vornado Realty LP, 2.50%, 06/30/19	150	148
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (f)	300	303
2.55%, 12/07/20	300	299
4.48%, 01/16/24	100	105
3.30%, 09/09/24	100	100
4.65%, 11/04/44	100	97
Wells Fargo Bank NA, 5.95%, 08/26/36	100	120
Weyerhaeuser Co., 7.38%, 10/01/19	300	345
WP Carey Inc., 4.00%, 02/01/25	600	574
		40,456
HEALTH CARE - 4.6%
AbbVie Inc.
2.90%, 11/06/22	100	97
3.60%, 05/14/25	300	296
Actavis Funding SCS, 3.00%, 03/12/20	200	200
Amgen Inc.
2.30%, 06/15/16	150	151
4.10%, 06/15/21	355	374
3.63%, 05/22/24	300	300
AstraZeneca Plc, 3.38%, 11/16/25	200	199
Baxalta Inc., 2.88%, 06/23/20 (a)	300	296
Becton Dickinson and Co., 3.73%, 12/15/24	300	303
Boston Scientific Corp.
2.65%, 10/01/18	100	100
3.38%, 05/15/22	400	395
Endo Finance LLC, 6.00%, 07/15/23 (a)	200	199
Gilead Sciences Inc., 3.65%, 03/01/26	200	202
HCA Inc., 3.75%, 03/15/19	100	101
Mallinckrodt International Finance SA, 4.88%, 04/15/20 (a)	375	361
Medtronic Inc.
1.31%, 03/15/20 (b)	150	149
3.50%, 03/15/25	250	253
Merck & Co. Inc., 2.75%, 02/10/25	300	292
Pfizer Inc., 5.20%, 08/12/20	100	112
UnitedHealth Group Inc.
1.45%, 07/17/17	500	500
4.75%, 07/15/45	300	316
Zimmer Holdings Inc., 3.15%, 04/01/22	100	98
Zoetis Inc., 4.50%, 11/13/25	200	203
		5,497
INDUSTRIALS - 2.2%
ADT Corp., 3.50%, 07/15/22	100	90
Aviation Capital Group Corp.
4.63%, 01/31/18 (a)	100	102
7.13%, 10/15/20 (a)	50	57
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125	128
Fortune Brands Home & Security Inc., 3.00%, 06/15/20	200	199
General Electric Co., 5.25%, 12/06/17	130	139
Hellenic Railways Organization SA, 4.03%, 03/17/17 (d), EUR	100	100
Lockheed Martin Corp., 3.55%, 01/15/26	300	302
Masco Corp.
6.13%, 10/03/16	150	154
5.85%, 03/15/17	50	52
5.95%, 03/15/22	150	162
6.50%, 08/15/32	100	101
Odebrecht Offshore Drilling Finance Ltd., 6.63%, 10/01/23 (a)	184	40
Owens Corning Inc.
4.20%, 12/15/22	150	150
4.20%, 12/01/24	200	195
Republic Services Inc., 4.75%, 05/15/23	300	327
USG Corp., 9.75%, 01/15/18 (i)	100	111
Verisk Analytics Inc., 4.13%, 09/12/22	100	101
Waste Management Inc., 3.13%, 03/01/25	100	97
		2,607
INFORMATION TECHNOLOGY - 2.5%
Adobe Systems Inc., 3.25%, 02/01/25	350	342
Alibaba Group Holding Ltd.
3.13%, 11/28/21	300	291
3.60%, 11/28/24	300	286
Autodesk Inc., 1.95%, 12/15/17	100	100
Baidu Inc.
3.25%, 08/06/18	300	304
3.00%, 06/30/20	200	198
Fidelity National Information Services Inc., 3.88%, 06/05/24	100	96
Harris Corp., 2.70%, 04/27/20	100	98
KLA-Tencor Corp., 4.65%, 11/01/24	100	101
Lender Processing Services, 5.75%, 04/15/23	233	240
Motorola Solutions Inc., 4.00%, 09/01/24	100	87
QUALCOMM Inc., 3.45%, 05/20/25	300	288
Tencent Holdings Ltd., 3.38%, 05/02/19 (a)	200	203
Visa Inc., 3.15%, 12/14/25	400	401
		3,035
MATERIALS - 0.8%
Goldcorp Inc., 3.63%, 06/09/21	100	94
Graphic Packaging International Inc., 4.75%, 04/15/21	50	51
Huntsman International LLC, 4.88%, 11/15/20	100	91
Platform Specialty Products Corp., 6.50%, 02/01/22 (a)	300	259
Rock-Tenn Co., 4.90%, 03/01/22	30	32
Westlake Chemical Corp., 3.60%, 07/15/22	30	29

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Weyerhaeuser Co., 7.38%, 03/15/32	300	357
		913
TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc., 4.80%, 06/15/44	100	92
CC Holdings GS V LLC, 3.85%, 04/15/23	200	196
Crown Castle International Corp.
4.88%, 04/15/22	100	104
5.25%, 01/15/23	100	105
Lynx I Corp., 5.38%, 04/15/21 (a)	180	186
MTN Mauritius Investments Ltd., 4.76%, 11/11/24 (c) (d)	200	174
Sprint Capital Corp.
6.88%, 11/15/28	400	280
8.75%, 03/15/32	150	113
Sprint Communications Inc., 8.38%, 08/15/17	100	99
Telecom Italia SpA, 7.38%, 12/15/17, GBP	100	160
Telefonica Emisiones SAU
3.99%, 02/16/16	300	301
6.42%, 06/20/16	100	102
Verizon Communications Inc.
1.30%, 06/17/19 (b)	100	99
4.50%, 09/15/20	200	215
5.01%, 08/21/54	279	255
4.67%, 03/15/55	729	632
		3,113
UTILITIES - 1.5%
AES Corp., 3.41%, 06/01/19 (b)	150	138
Delmarva Power & Light Co., 3.50%, 11/15/23	250	257
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (a)	50	56
Dynegy Inc., 6.75%, 11/01/19	100	94
FirstEnergy Corp., 4.25%, 03/15/23 (e)	300	305
Israel Electric Corp. Ltd.
5.63%, 06/21/18	200	210
7.25%, 01/15/19 (a)	200	222
Laclede Group Inc., 1.11%, 08/15/17 (b)	200	199
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	50	61
Niagara Mohawk Power Corp., 2.72%, 11/28/22 (a)	100	96
Western Massachusetts Electric Co., 3.50%, 09/15/21	100	104
		1,742
Total Corporate Bonds and Notes (cost $75,670)		72,721
VARIABLE RATE SENIOR LOAN INTERESTS - 5.2% (b)
CONSUMER DISCRETIONARY - 1.8%
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	300	299
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	300	299
MGM Resorts International Term Loan B, 3.50%, 12/20/19	300	296
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20	1,200	1,186
		2,080
ENERGY - 1.0%
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	1,232	1,226
FINANCIALS - 0.7%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (j)	600	593
Delos Finance SARL Term Loan, 3.50%, 02/27/21	300	298
		891
HEALTH CARE - 0.9%
HCA Inc. Term Loan B-4, 3.08%, 05/01/18	497	497
Ortho-Clinical Diagnostics Inc. 1st Lien Term Loan, 4.75%, 04/29/21	300	253
RPI Finance Trust Term Loan B-4, 3.50%, 11/09/20	295	294
		1,044
INFORMATION TECHNOLOGY - 0.3%
Dell Inc. Term Loan B, 3.75%, 09/24/18	162	160
Dell Inc. Term Loan B-2, 4.00%, 04/29/20	197	195
		355
MATERIALS - 0.5%
Chemours Co. Term Loan B, 3.75%, 05/07/22	299	273
CPG International Inc. Term Loan, 4.75%, 09/13/20	300	281
		554
Total Variable Rate Senior Loan Interests (cost $6,226)		6,150
GOVERNMENT AND AGENCY OBLIGATIONS - 32.7%
GOVERNMENT SECURITIES - 32.0%
Municipals - 0.2%
California Earthquake Authority, 2.81%, 07/01/19	200	202
Sovereign - 0.8%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21, BRL	1,000	201
Hellenic Republic Government Bond, 3.00%, 02/24/23 - 02/24/42 (i), EUR	600	396
Indonesia Government International Bond, 2.88%, 07/08/21 (a), EUR	100	108
Slovenia Government International Bond, 4.13%, 02/18/19 (a)	200	210
		915
Treasury Inflation Index Securities - 2.3%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.10%, 09/15/21 (k), EUR	542	656
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 (k) (l)	609	601
0.25%, 01/15/25 (k)	402	383
2.38%, 01/15/25 (k)	1,009	1,146
		2,786
U.S. Treasury Securities - 28.7%
U.S. Treasury Bond
0.00%, 11/15/43 (g)	2,500	1,063
2.88%, 08/15/45	6,610	6,407
Principal Only, 0.00%, 08/15/43 - 02/15/44 (g)	2,600	1,102
U.S. Treasury Note
1.38%, 08/31/20 - 09/30/20	10,200	10,028
2.13%, 05/15/25 (l)	3,390	3,345
2.00%, 08/15/25	2,160	2,106
2.25%, 11/15/25 (m)	10,015	9,992
		34,043

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2015

	Shares/Par/Contracts †	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
Federal National Mortgage Association - 0.7%
Federal National Mortgage Association, 3.00%, 07/01/43 - 08/01/43	826	828
Total Government and Agency Obligations (cost $38,620)		38,774
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
CoBank ACB, 6.20%, (callable at 100 beginning 01/01/25) (c) (d) (f)	3	303
Vereit Inc., 6.70%, (callable at 25 beginning 01/03/19) (f)	2	42
Total Preferred Stocks (cost $337)		345
PURCHASED OPTIONS - 0.1%
Call Swaption, 3-Month LIBOR versus 1.00% fixed, Expiration 12/07/16, MSC (d)	18	2
Call Swaption, 3-Month LIBOR versus 1.00% fixed, Expiration 12/08/16, MSC (d)	37	3
Put Swaption, 3-Month LIBOR versus 2.93% fixed, Expiration 08/13/18, DUB (d)	3	26
Put Swaption, 3-Month LIBOR versus 3.18% fixed, Expiration 09/17/18, MSC (d)	12	77
Total Purchased Options (cost $147)		108
TRUST PREFERREDS - 0.0%
UTILITIES - 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (f)	—	11
Total Trust Preferreds (cost $10)		11
SHORT TERM INVESTMENTS - 1.0%
Certificates of Deposit - 0.4%
Banco Bilbao Vizcaya Argentaria, 1.21%, 05/16/16 (b)	$250	249
Credit Suisse, 0.70%, 01/28/16 (b)	200	200
		449
Federal National Mortgage Association - 0.3%
Federal National Mortgage Association, 0.23%, 02/03/16 (n)	300	300
Treasury Securities - 0.3%
U.S. Treasury Bill, 0.05%, 01/14/16 (l)	321	321
Total Short Term Investments (cost $1,071)		1,070
Total Investments - 104.6% (cost $126,868)		123,970
Other Assets and Liabilities, Net - (4.6%)		(5,414)
Total Net Assets - 100.0%		$118,556

(a)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $14,036 which represented 11.8% of net assets.

(b)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(c)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Perpetual security.
(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Convertible security.
(i)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(j)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
(k)	Treasury inflation indexed note, par amount is adjusted for inflation.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(m)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2015, the total cost of investments purchased on a delayed delivery basis was $4,710.
(n)	This security is a direct debt of the agency and not collateralized by mortgages.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

JNL/PPM America Long Short Credit Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.7%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (a)	$1,658	$1,691
American Tower Trust I, 3.07%, 03/15/23 (a)	1,170	1,146
Citigroup Commercial Mortgage Trust REMIC, 1.08%, 06/15/21 (b) (c) (d)	4,000	3,958
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.57%, 05/15/36 (a) (b)	152	152
Dell Equipment Finance Trust
0.94%, 06/22/20 (a)	255	255
1.36%, 06/22/20 (a)	100	100
Morgan Stanley Capital I Trust REMIC, 4.98%, 06/12/47 (b)	36	36
MVW Owner Trust, 2.15%, 04/22/30 (a)	614	603
Wachovia Bank Commercial Mortgage Trust REMIC, 5.53%, 02/15/16 (b)	274	274
Total Non-U.S. Government Agency Asset- Backed Securities (cost $8,286)		8,215
CORPORATE BONDS AND NOTES - 68.2%
CONSUMER DISCRETIONARY - 9.2%
Aramark Services Inc., 5.13%, 01/15/24 (a)	100	102
Beazer Homes USA Inc., 7.50%, 09/15/21	1,856	1,703
Boyd Gaming Corp., 6.88%, 05/15/23	603	620
British Sky Broadcasting Group Plc, 3.75%, 09/16/24 (a)	788	770
CCO Holdings LLC, 5.88%, 05/01/27 (a)	600	597
CCO Safari II LLC
6.38%, 10/23/35 (a)	964	973
6.83%, 10/23/55 (a)	1,200	1,181
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19 (a) (e)	440	110
Delphi Corp., 5.00%, 02/15/23	1,650	1,746
General Motors Co.
3.50%, 10/02/18	1,500	1,515
5.00%, 04/01/35	1,000	932
6.25%, 10/02/43	664	701
Gibson Brands Inc., 8.88%, 08/01/18 (a)	619	359
GLP Capital LP, 4.38%, 11/01/18	207	205
Grupo Televisa SAB, 6.13%, 01/31/46	513	510
International Game Technology Plc, 5.63%, 02/15/20 (a)	494	487
KB Home, 7.63%, 05/15/23	1,183	1,168
Landry’s Holdings II Inc., 10.25%, 01/01/18 (a)	540	539
Landry’s Inc., 9.38%, 05/01/20 (a)	315	332
Levi Strauss & Co., 5.00%, 05/01/25	221	220
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (a) (e)	1,044	647
Numericable Group SA, 5.38%, 05/15/22 (a), EUR	1,000	1,108
PVH Corp., 4.50%, 12/15/22	925	904
Sally Holdings LLC, 5.63%, 12/01/25	142	143
Schaeffler Finance BV
3.25%, 05/15/19 (a), EUR	556	611
3.50%, 05/15/22 (a), EUR	358	397
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (a), EUR	469	546
SES SA, 5.30%, 04/04/43 (a)	615	591
Sirius XM Radio Inc., 6.00%, 07/15/24 (a)	1,567	1,637
Staples Inc., 2.75%, 01/12/18 (f)	3,000	2,981
Tenneco Inc., 5.38%, 12/15/24	355	360
Time Warner Cable Inc., 6.75%, 06/15/39	247	248
Toll Brothers Finance Corp., 4.00%, 12/31/18	513	523
Wave Holdco LLC, 8.25%, 07/15/19 (a) (e)	519	501
WideOpenWest Finance LLC, 10.25%, 07/15/19	1,625	1,534
		27,501
CONSUMER STAPLES - 3.0%
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (a) (e)	1,142	1,168
Diamond Foods Inc., 7.00%, 03/15/19 (a)	138	142
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (a)	452	418
HJ Heinz Co.
3.95%, 07/15/25 (a)	789	797
5.00%, 07/15/35 (a)	439	450
5.20%, 07/15/45 (a)	627	655
JBS Investments GmbH, 7.25%, 04/03/24 (a)	720	653
JM Smucker Co.
2.50%, 03/15/20	198	197
3.50%, 03/15/25	273	272
4.38%, 03/15/45	256	249
Post Holdings Inc., 8.00%, 07/15/25 (a)	720	763
Reynolds American Inc.
3.25%, 11/01/22	650	643
4.45%, 06/12/25	913	955
5.70%, 08/15/35	342	375
Reynolds Group Issuer Inc., 5.75%, 10/15/20	750	763
Tyson Foods Inc.
4.88%, 08/15/34	355	362
5.15%, 08/15/44	256	267
		9,129
ENERGY - 8.4%
Access Midstream Partners LP, 4.88%, 05/15/23	123	100
BP Capital Markets Plc, 2.50%, 11/06/22	400	380
BreitBurn Energy Partners LP, 7.88%, 04/15/22	1,408	253
California Resources Corp.
5.50%, 09/15/21	310	98
8.00%, 12/15/22 (a)	1,310	689
6.00%, 11/15/24	179	55
Calumet Specialty Products Partners LP, 6.50%, 04/15/21	1,128	981
Chaparral Energy Inc., 8.25%, 09/01/21	1,250	300
Chesapeake Energy Corp., 8.00%, 12/15/22 (a)	820	402
Citgo Holding Inc., 10.75%, 02/15/20 (a)	735	713
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (a)	365	356
4.50%, 06/01/25 (a)	219	198
5.80%, 06/01/45 (a)	274	241
Concho Resources Inc., 5.50%, 04/01/23	477	441
DCP Midstream LLC, 5.85%, 05/21/43 (a) (b)	2,326	1,779
Devon Energy Corp., 5.85%, 12/15/25	625	608
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	1,055	641
Energy Transfer Partners LP
4.75%, 01/15/26	670	577
4.90%, 03/15/35	375	273
5.15%, 03/15/45	367	259
6.13%, 12/15/45	750	610
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24	433	48
EnLink Midstream Partners LP, 4.15%, 06/01/25	486	374
EnQuest Plc, 7.00%, 04/15/22 (a)	834	291
Enterprise Products Operating LLC
3.75%, 02/15/25	326	298
3.70%, 02/15/26	521	468
4.95%, 10/15/54	472	369
EP Energy LLC, 6.38%, 06/15/23	928	464

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Halcon Resources Corp.
8.63%, 02/01/20 (a)	310	214
12.00%, 02/15/22 (c) (d)	446	294
Halliburton Co.
3.38%, 11/15/22	800	787
3.80%, 11/15/25	401	391
5.00%, 11/15/45	283	280
Ithaca Energy Inc., 8.13%, 07/01/19 (c) (d)	579	428
Jupiter Resources Inc., 8.50%, 10/01/22 (a)	600	240
Legacy Reserves LP, 6.63%, 12/01/21	701	147
Memorial Production Partners LP, 6.88%, 08/01/22	965	289
Midstates Petroleum Co. Inc., 9.25%, 06/01/21	1,176	135
Oneok Inc., 7.50%, 09/01/23	1,369	1,140
Petrobras Global Finance BV
2.46%, 01/15/19 (b)	1,000	760
4.38%, 05/20/23	841	555
Plains Exploration & Production Co., 6.75%, 02/01/22	468	288
Range Resources Corp., 4.88%, 05/15/25 (a)	1,413	1,074
Regency Energy Partners LP
5.88%, 03/01/22	1,846	1,740
5.00%, 10/01/22	567	502
Sanchez Energy Corp., 7.75%, 06/15/21	147	90
Seadrill Ltd., 6.13%, 09/15/17 (a) (g)	400	202
SM Energy Co., 6.13%, 11/15/22	784	576
Spectra Energy Partners LP
3.50%, 03/15/25	1,044	914
4.50%, 03/15/45	890	684
Transocean Inc.
7.13%, 12/15/21 (f)	1,250	808
4.30%, 10/15/22 (f)	411	218
WPX Energy Inc., 8.25%, 08/01/23	416	333
		25,355
FINANCIALS - 22.4%
Abbey National Treasury Services Plc, 4.00%, 03/13/24	1,049	1,095
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	517	529
4.50%, 05/15/21	180	183
Ally Financial Inc., 5.75%, 11/20/25	1,500	1,519
Altice Financing SA, 7.88%, 12/15/19 (a)	200	208
Banco Santander Chile, 2.33%, 06/07/18 (a) (b)	1,000	1,000
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (h)	473	474
6.50% (callable at 100 beginning 10/23/24) (h)	561	591
4.20%, 08/26/24	2,159	2,162
3.95%, 04/21/25	1,065	1,037
Barclays Bank Plc
7.75%, 04/10/23 (b) (i)	1,000	1,068
3.75%, 05/15/24	1,300	1,326
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (h), EUR	1,100	1,296
8.25% (callable at 100 beginning 12/15/18) (h) (i)	900	958
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (a) (h)	362	372
Cemex Finance LLC
9.38%, 10/12/22 (a)	1,050	1,105
6.00%, 04/01/24 (a)	447	383
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (h)	1,100	1,081
6.13% (callable at 100 beginning 11/15/20) (h)	1,600	1,632
CME Group Inc., 5.30%, 09/15/43	1,250	1,431
Credit Suisse AG, 6.50%, 08/08/23 (a)	2,281	2,458
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (h)	1,759	1,847
Discover Financial Services, 3.95%, 11/06/24	500	493
Financiere Gaillon 8 SAS, 7.00%, 09/30/19 (a), EUR	983	1,098
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	2,221	2,319
Ford Motor Credit Co. LLC, 4.25%, 09/20/22	875	895
General Motors Financial Co. Inc.
4.38%, 09/25/21	470	477
4.25%, 05/15/23	474	469
GFI Group Inc., 8.63%, 07/19/18 (f)	1,000	1,083
Goldman Sachs Group Inc.
5.38% (callable at 100 beginning 05/10/20) (h)	1,675	1,665
4.00%, 03/03/24	861	884
4.25%, 10/21/25	685	680
5.15%, 05/22/45	1,522	1,477
Hospitality Properties Trust, 4.50%, 03/15/25	1,001	961
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (h) (i)	699	700
6.37% (callable at 100 beginning 03/30/25) (h)	1,319	1,317
5.25%, 03/14/44	350	363
International Lease Finance Corp.
2.46%, 06/15/16 (b)	1,350	1,347
6.25%, 05/15/19	1,800	1,928
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (a)	2,475	2,436
Janus Capital Group Inc., 4.88%, 08/01/25	561	576
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (h)	1,750	1,743
7.90% (callable at 100 beginning 04/30/18) (h)	863	879
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 03/27/24 (a)	1,000	1,030
Morgan Stanley
1.06%, 07/23/19 (b)	1,550	1,536
5.63%, 09/23/19	900	994
4.10%, 05/22/23	1,399	1,414
3.88%, 04/29/24	425	433
4.35%, 09/08/26	188	189
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (b)	2,000	1,973
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (h)	1,500	1,406
Prudential Financial Inc., 5.87%, 09/15/42 (b)	1,196	1,243
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (h) (i)	1,042	1,085
8.00% (callable at 100 beginning 08/10/25) (h) (i)	633	669
6.13%, 12/15/22	255	278
6.10%, 06/10/23	1,022	1,099
5.13%, 05/28/24	1,107	1,122
Santander UK Plc, 5.00%, 11/07/23 (a)	864	899
Stena AB, 7.00%, 02/01/24 (a)	1,332	1,132
Wells Fargo & Co.
5.87% (callable at 100 beginning 06/15/25) (h)	1,006	1,059
4.48%, 01/16/24	461	485
4.10%, 06/03/26	300	303
4.30%, 07/22/27	959	980

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
4.90%, 11/17/45	473	477
ZF North America Capital Inc., 4.50%, 04/29/22 (a)	160	156
		67,507
HEALTH CARE - 5.6%
AbbVie Inc.
2.90%, 11/06/22	250	242
3.60%, 05/14/25	1,410	1,392
4.70%, 05/14/45	472	462
Actavis Funding SCS
3.85%, 06/15/24	640	641
4.75%, 03/15/45	852	831
Becton Dickinson and Co., 4.69%, 12/15/44	370	373
Capsugel SA, 7.00%, 05/15/19 (a) (e)	1,493	1,456
Concordia Healthcare Corp., 7.00%, 04/15/23 (a)	280	243
DJO Finco LLC, 8.13%, 06/15/21 (a)	241	214
Endo Finance LLC, 6.00%, 07/15/23 (a)	338	336
Gilead Sciences Inc.
4.80%, 04/01/44	814	817
4.50%, 02/01/45	400	391
HCA Inc.
3.75%, 03/15/19	918	925
4.25%, 10/15/19	2,053	2,094
Howard Hughes Medical Institute, 3.50%, 09/01/23	727	755
MEDNAX Inc., 5.25%, 12/01/23 (a)	158	159
Merck & Co. Inc., 4.15%, 05/18/43	827	830
Quest Diagnostics Inc., 4.70%, 03/30/45	140	126
Tenet Healthcare Corp.
5.00%, 03/01/19	750	692
4.01%, 06/15/20 (a) (b)	543	529
8.13%, 04/01/22	786	784
6.75%, 06/15/23	169	157
VRX Escrow Corp.
5.88%, 05/15/23 (a)	1,034	923
6.13%, 04/15/25 (a)	274	244
WellCare Health Plans Inc., 5.75%, 11/15/20	1,267	1,305
		16,921
INDUSTRIALS - 4.7%
Aircastle Ltd., 4.63%, 12/15/18	539	551
BAE Systems Holdings Inc., 2.85%, 12/15/20 (a)	415	414
Bombardier Inc.
5.50%, 09/15/18 (a)	276	253
4.75%, 04/15/19 (a)	1,571	1,292
6.00%, 10/15/22 (a)	640	449
6.13%, 01/15/23 (a)	1,241	856
7.50%, 03/15/25 (a)	943	660
CNH Industrial Capital LLC, 3.88%, 07/16/18	663	642
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (a)	1,187	1,086
General Electric Co.
4.00% (callable at 100 beginning 06/15/22) (h)	4,073	4,073
4.10% (callable at 100 beginning 12/15/22) (h)	977	975
Lockheed Martin Corp.
3.10%, 01/15/23	1,100	1,099
4.50%, 05/15/36	567	574
4.70%, 05/15/46	482	496
US Airways Group Inc., 6.13%, 06/01/18	575	585
		14,005
INFORMATION TECHNOLOGY - 3.0%
Ancestry.com Inc., 9.63%, 10/15/18 (a) (e)	886	873
Boxer Parent Co. Inc., 9.00%, 10/15/19 (a) (e)	829	514
CDK Global Inc., 3.30%, 10/15/19	503	499
Hewlett Packard Enterprise Co., 6.35%, 10/15/45 (a)	700	665
Microsoft Corp., 3.13%, 11/03/25	696	700
SunGard Availability Services Capital Inc., 8.75%, 04/01/22 (a)	1,048	642
ViaSat Inc., 6.88%, 06/15/20	1,932	2,004
Visa Inc.
2.80%, 12/14/22	1,100	1,102
3.15%, 12/14/25	700	702
4.15%, 12/14/35	570	575
4.30%, 12/14/45	844	855
		9,131
MATERIALS - 4.9%
Anglo American Plc, 3.63%, 05/14/20 (a)	605	430
Ardagh Packaging Finance Plc, 3.51%, 12/15/19 (a) (b)	3,000	2,933
Ball Corp., 4.38%, 12/15/20	852	865
Barrick Gold Corp., 4.10%, 05/01/23	150	129
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (c) (d)	432	315
Cemex SAB de CV
6.50%, 12/10/19 (a)	574	554
7.25%, 01/15/21 (a)	594	572
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	160	146
6.88%, 04/01/22 (a)	1,200	738
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	151	86
Freeport-McMoRan Inc.
4.55%, 11/14/24	310	177
5.40%, 11/14/34	2,351	1,246
Hexion US Finance Corp., 6.63%, 04/15/20	500	391
INEOS Group Holdings SA, 6.50%, 08/15/18 (a), EUR	333	366
LyondellBasell Industries NV, 6.00%, 11/15/21	1,250	1,404
Methanex Corp., 5.65%, 12/01/44	496	401
Platform Specialty Products Corp., 10.38%, 05/01/21 (a)	220	219
Samarco Mineracao SA, 5.38%, 09/26/24 (a)	240	79
Sealed Air Corp., 4.88%, 12/01/22 (a)	337	338
Teck Resources Ltd., 2.50%, 02/01/18	3,650	2,774
Trinseo Materials Operating SCA, 6.75%, 05/01/22 (a)	292	288
Votorantim Cimentos SA, 7.25%, 04/05/41 (a)	166	126
		14,577
TELECOMMUNICATION SERVICES - 2.7%
AT&T Inc., 4.50%, 05/15/35	673	623
Frontier Communications Corp.
10.50%, 09/15/22 (a)	288	286
11.00%, 09/15/25 (a)	288	285
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	1,500	956
SES Global Americas Holdings GP, 5.30%, 03/25/44 (a)	953	909
Sprint Corp., 7.13%, 06/15/24	975	709
T-Mobile USA Inc., 6.50%, 01/15/26	354	357
Verizon Communications Inc.
6.40%, 09/15/33	58	66
4.27%, 01/15/36	999	902
6.55%, 09/15/43	19	23
4.86%, 08/21/46	814	770
5.01%, 08/21/54	818	749
4.67%, 03/15/55	1,102	956

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Wind Acquisition Finance SA, 3.95%, 07/15/20 (a) (b), EUR	500	539
		8,130
UTILITIES - 4.3%
Abengoa Yield Plc, 7.00%, 11/15/19 (a)	926	815
AES Corp.
3.41%, 06/01/19 (b)	500	459
4.88%, 05/15/23	850	744
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (a) (h)	2,700	2,538
Enel SpA, 8.75%, 09/24/73 (c) (d)	1,376	1,567
Exelon Corp.
3.95%, 06/15/25 (c) (d)	618	618
5.10%, 06/15/45 (a)	513	512
FirstEnergy Corp.
4.25%, 03/15/23 (f)	616	627
7.38%, 11/15/31	525	639
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (a)	747	752
GenOn Energy Inc., 9.50%, 10/15/18	1,025	828
Oglethorpe Power Corp., 4.55%, 06/01/44	1,042	987
Pacific Gas & Electric Co., 4.30%, 03/15/45	578	570
PPL Energy Supply LLC, 6.50%, 06/01/25 (a)	263	174
RJS Power Holdings LLC, 4.63%, 07/15/19 (a)	1,100	825
Wisconsin Energy Corp., 3.55%, 06/15/25	256	257
		12,912
Total Corporate Bonds and Notes (cost $228,006)		205,168
VARIABLE RATE SENIOR LOAN INTERESTS - 19.7% (b)
CONSUMER DISCRETIONARY - 7.5%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	1,246	1,234
AMAYA Holdings BV 1st Lien Term Loan, 5.00%, 07/29/21	1,067	997
AMAYA Holdings BV 2nd Lien Term Loan, 8.00%, 07/28/22	71	71
Aramark Corp. Term Loan E, 3.25%, 09/21/19	711	709
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	946	827
CBS Outdoor Americas Capital Term Loan, 3.00%, 01/16/21	563	555
Charter Communications Operating LLC Term Loan H, 3.25%, 07/23/23	312	309
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	187	187
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	1,746	1,731
Cowlitz Tribal Gaming Authority Term Loan B, 12.75%, 12/01/21 (j)	1,120	1,053
Dollar Tree Inc. Term Loan B-1, 3.50%, 05/26/22	509	507
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20	1,061	1,040
Garda World Security Corp. Delayed Draw Term Loan, 5.25%, 11/05/20	100	95
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20	390	371
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	1,167	1,164
J.C. Penney Co. Inc. Term Loan, 6.00%, 05/22/18	663	650
Jarden Corp. Term Loan B-1, 2.98%, 09/30/20	1,308	1,306
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan, 4.50%, 12/24/21	900	870
Marina District Finance Co. Inc. Term Loan, 6.50%, 08/15/18	792	791
Media General Inc. Term Loan B, 4.00%, 07/31/20	1,205	1,187
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19	1,171	1,143
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	588	572
Schaeffler AG Term Loan, 4.25%, 05/15/20	186	186
Scientific Games International Inc. Term Loan B-2, 6.00%, 09/17/21	1,485	1,349
Seminole Hard Rock Entertainment Inc. Term Loan, 3.50%, 05/15/20	1,384	1,353
Univision Communications Inc. Term Loan, 4.00%, 03/01/20	2,097	2,048
Yonkers Racing Corp. 1st Lien Term Loan, 4.25%, 08/19/19	425	411
		22,716
CONSUMER STAPLES - 1.2%
Albertson’s LLC Term Loan B-3, 5.00%, 08/11/19	1,251	1,237
Dole Food Co. Term Loan B, 4.50%, 10/25/18	1,311	1,300
Pinnacle Foods Finance LLC Term Loan H, 3.00%, 04/29/20	1,075	1,056
		3,593
ENERGY - 2.3%
Arch Western Finance LLC Term Loan, 6.25%, 05/14/18	977	430
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	693	687
CITGO Petroleum Corp. Term Loan B, 4.50%, 07/23/21	1,462	1,409
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	1,658	1,650
Fieldwood Energy LLC 1st Lien Term Loan, 3.88%, 09/28/18	1,467	954
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	200	30
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21	900	558
Linden Term Loan B, 3.75%, 12/01/20	283	273
Samson Investment Co. Term Loan 1, 5.00%, 09/25/18 (d)	1,550	71
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21	1,078	446
Seventy Seven Operating LLC Term Loan, 3.75%, 06/18/21	494	351
		6,859
FINANCIALS - 1.4%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (k)	2,500	2,470
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 07/17/20	1,274	1,263
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	617	539
		4,272
HEALTH CARE - 1.5%
Amsurg Corp. Term Loan B, 3.50%, 07/08/21	995	984
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	1,987	1,976
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75%, 06/30/22	1,200	1,182
Valeant Pharmaceuticals International Inc. Term Loan B, 4.00%, 03/13/22	288	276
		4,418

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
INDUSTRIALS - 1.8%
Berry Plastics Term Loan E, 3.75%, 01/06/21	454	447
Commercial Barge Line Co. 1st Lien Term Loan, 9.75%, 11/06/20	600	552
Delta Airlines Inc. Term Loan B-1, 3.25%, 10/18/18	1,851	1,842
Southwire LLC Term Loan, 3.00%, 02/11/21	1,024	999
TransDigm Group Inc. Term Loan E, 3.50%, 05/13/22	697	673
TransDigm Inc. Term Loan D, 3.75%, 05/22/21	889	864
		5,377
INFORMATION TECHNOLOGY - 0.7%
BMC Software Finance Inc. Initial US Term Loan, 5.00%, 08/09/20	663	544
CommScope Inc. Term Loan B-1, 3.75%, 12/29/22	100	99
First Data Corp. Replacement Term Loan B, 3.92%, 09/24/18	1,300	1,281
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	200	199
		2,123
MATERIALS - 1.8%
Berry Plastics Corp. Incremental Term Loan D, 3.50%, 01/29/20	1,461	1,431
Berry Plastics Corp. Term Loan F, 4.00%, 09/09/22	584	578
FMG Resources (August 2006) Pty Ltd. Term Loan B, 4.25%, 06/30/19	1,463	1,081
MacDermid Inc. Term Loan B-2, 4.75%, 06/07/20	354	342
Solenis International LP 1st Lien Term Loan, 4.25%, 07/02/21	988	945
Stardust Finance Holdings Inc. 1st Lien Term Loan, 6.50%, 03/05/22	1,157	1,117
		5,494
TELECOMMUNICATION SERVICES - 1.3%
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21	1,374	1,367
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	1,750	1,745
T-Mobile USA Inc. Term Loan B, 3.50%, 11/03/22	813	811
		3,923
UTILITIES - 0.2%
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16	564	559
Total Variable Rate Senior Loan Interests (cost $64,538)		59,334
PREFERRED STOCKS - 1.0%
ENERGY - 0.1%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 01/15/18)	19	394
FINANCIALS - 0.9%
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (h)	6	155
U.S. Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (h)	88	2,360
		2,515
Total Preferred Stocks (cost $3,086)		2,909
INVESTMENT COMPANIES - 0.1%
Kayne Anderson MLP Investment Co.	8	134
PIMCO Dynamic Credit Income Fund	11	197
Total Investment Companies (cost $505)		331
SHORT TERM INVESTMENTS - 6.7%
Investment Company - 6.7%
JNL Money Market Fund, 0.19% (l) (m)	20,166	20,166
Total Short Term Investments (cost $20,166)		20,166
Total Investments - 98.4% (cost $324,587)		296,123
Other Assets and Liabilities, Net - 1.6%		4,965
Total Net Assets - 100.0%		$301,088

(a)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $69,553 which represented 23.1% of net assets.

(b)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(c)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(f)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(g)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(h)	Perpetual security.
(i)	Convertible security.
(j)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(k)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
(l)	Investment in affiliate.
(m)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
JNL/T. Rowe Price Capital Appreciation Fund

COMMON STOCKS - 58.5%
CONSUMER DISCRETIONARY - 5.9%
AutoZone Inc. (a)	18	$13,206
Comcast Corp. - Class A	127	7,155
Compass Group Plc	185	3,213
Johnson Controls Inc.	258	10,200
Lowe’s Cos. Inc.	57	4,342
O’Reilly Automotive Inc. (a)	3	710
		38,826
CONSUMER STAPLES - 3.6%
Altria Group Inc.	68	3,946
CVS Health Corp.	44	4,312
Mondelez International Inc. - Class A	55	2,471
PepsiCo Inc.	33	3,317
Philip Morris International Inc.	91	8,026
SABMiller Plc	19	1,162
		23,234
ENERGY - 1.0%
Canadian Natural Resources Ltd. (b)	289	6,315
FINANCIALS - 11.6%
Affiliated Managers Group Inc. (a)	19	3,052
American Express Co.	56	3,874
American Tower Corp.	162	15,677
Bank of New York Mellon Corp.	304	12,514
BlackRock Inc.	10	3,541
Fifth Third Bancorp	28	561
Marsh & McLennan Cos. Inc.	514	28,501
Willis Group Holdings Plc	156	7,592
		75,312
HEALTH CARE - 13.0%
Abbott Laboratories	191	8,596
Aetna Inc.	88	9,493
Anthem Inc.	19	2,705
Becton Dickinson & Co.	94	14,488
Biogen Inc. (a)	11	3,339
Henry Schein Inc. (a)	4	696
PerkinElmer Inc.	135	7,253
Pfizer Inc.	157	5,062
Thermo Fisher Scientific Inc.	135	19,164
UnitedHealth Group Inc.	53	6,200
Zoetis Inc. - Class A	159	7,595
		84,591
INDUSTRIALS - 11.1%
AMETEK Inc.	91	4,855
Boeing Co.	25	3,658
Capita Group Plc	41	732
Danaher Corp.	281	26,058
IDEX Corp.	57	4,382
IHS Inc. - Class A (a)	27	3,198
Iron Mountain Inc.	195	5,280
Pentair Plc	118	5,859
Roper Industries Inc.	33	6,301
Sensata Technologies Holding NV (a)	31	1,432
Tyco International Plc	323	10,310
		72,065
INFORMATION TECHNOLOGY - 9.1%
Alphabet Inc. - Class A	2	1,867
Alphabet Inc. - Class C	8	6,378
Apple Inc.	86	9,031
Fiserv Inc. (a)	139	12,686
FleetCor Technologies Inc. (a)	23	3,273
Microsoft Corp.	236	13,071
NetScout Systems Inc. (a)	164	5,026
SS&C Technologies Holdings Inc.	35	2,369
Texas Instruments Inc.	28	1,551
Visa Inc. - Class A	52	4,025
		59,277
TELECOMMUNICATION SERVICES - 0.5%
SBA Communications Corp. (a)	30	3,121
UTILITIES - 2.7%
Duke Energy Corp.	7	478
PG&E Corp.	261	13,883
Xcel Energy Inc.	98	3,530
		17,891
Total Common Stocks (cost $374,458)		380,632
PREFERRED STOCKS - 1.5%
FINANCIALS - 0.7%
American Tower Corp., 5.50%, 02/15/18 (b)	35	3,516
State Street Corp., 6.00%, (callable at 25 beginning 12/15/19) (c)	28	744
		4,260
HEALTH CARE - 0.7%
Allergan Plc, 5.50%, 03/01/18 (d)	5	4,877
TELECOMMUNICATION SERVICES - 0.1%
T-Mobile US Inc., 5.50%, 12/15/17 (d)	13	883
Total Preferred Stocks (cost $9,882)		10,020
TRUST PREFERREDS - 0.4%
UTILITIES - 0.4%
SCE Trust I, 5.63%, (callable at 25 beginning 06/15/17) (b) (c)	7	165
SCE Trust II, 5.10%, (callable at 25 beginning 03/15/18) (b) (c)	—	7
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (b) (c)	8	222
SCE Trust IV, 5.38%, (callable at 25 beginning 09/15/25) (c)	78	2,105
Total Trust Preferreds (cost $2,358)		2,499
INVESTMENT COMPANIES - 0.2%
T. Rowe Price Institutional Floating Rate Fund (e)	106	1,032
Total Investment Companies (cost $1,086)		1,032
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Continental Airlines Inc. Pass-Through Trust, 4.15%, 04/11/24	$18	18
DB Master Finance LLC, 3.26%, 02/20/19 (f)	94	93
Wendys Funding LLC, 3.37%, 06/15/45 (f)	200	195
Total Non-U.S. Government Agency Asset- Backed Securities (cost $311)		306
CORPORATE BONDS AND NOTES - 16.8%
CONSUMER DISCRETIONARY - 2.3%
Amazon.com Inc., 2.60%, 12/05/19	1,665	1,691
AmeriGas Partners LP, 6.25%, 08/20/19 (b)	25	24
AutoZone Inc., 2.50%, 04/15/21	590	576
CCO Holdings LLC, 7.38%, 06/01/20	475	495

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CCO Safari II LLC, 3.58%, 07/23/20 (f)	675	671
Cedar Fair LP, 5.25%, 03/15/21 (b)	700	721
Cequel Communications Escrow I LLC, 6.38%, 09/15/20 (f)	525	513
DISH DBS Corp.
7.13%, 02/01/16	1,025	1,029
4.63%, 07/15/17	50	51
Group 1 Automotive Inc., 5.00%, 06/01/22	205	203
Hanesbrands Inc., 6.38%, 12/15/20	350	362
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	1,750	1,813
L Brands Inc.
6.90%, 07/15/17	658	704
8.50%, 06/15/19	25	29
6.63%, 04/01/21 (b)	850	941
5.63%, 10/15/23 (b)	335	355
Lamar Media Corp., 5.88%, 02/01/22	75	79
Levi Strauss & Co., 6.88%, 05/01/22	650	695
McDonald’s Corp., 2.10%, 12/07/18	85	85
Six Flags Entertainment Corp., 5.25%, 01/15/21 (b) (f)	50	51
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (f)	1,100	1,097
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (f)	1,050	1,038
Univision Communications Inc.
8.50%, 05/15/21 (f)	700	716
6.75%, 09/15/22 (f)	400	415
UPC Holding BV, 6.38%, 09/15/22 (f), EUR	725	837
		15,191
CONSUMER STAPLES - 0.4%
B&G Foods Inc., 4.63%, 06/01/21	25	25
PepsiCo Inc., 1.25%, 04/30/18	70	70
Rite Aid Corp.
9.25%, 03/15/20	880	931
6.75%, 06/15/21	1,780	1,864
		2,890
ENERGY - 3.5%
Canadian Natural Resources Ltd., 1.75%, 01/15/18	50	49
Chevron Corp., 1.37%, 03/02/18	1,450	1,438
Concho Resources Inc.
7.00%, 01/15/21 (b)	2,275	2,241
6.50%, 01/15/22	775	744
5.50%, 10/01/22 (b)	325	296
5.50%, 04/01/23	1,575	1,457
Diamondback Energy Inc., 7.63%, 10/01/21	725	732
Energy Transfer Partners LP
4.15%, 10/01/20	385	355
4.90%, 02/01/24	555	495
EQT Corp.
8.13%, 06/01/19	120	130
4.88%, 11/15/21	1,600	1,524
MPLX LP
5.50%, 02/15/23 (f)	1,300	1,137
4.50%, 07/15/23 (f)	1,850	1,655
4.88%, 12/01/24 (f)	200	180
Range Resources Corp.
5.75%, 06/01/21 (b)	2,000	1,580
5.00%, 08/15/22 (b)	2,675	2,000
5.00%, 03/15/23 (b)	3,319	2,473
4.88%, 05/15/25 (b) (f)	875	665
Targa Resources Partners LP
5.00%, 01/15/18 (f)	1,500	1,387
4.13%, 11/15/19	75	62
6.88%, 02/01/21	1,300	1,176
5.25%, 05/01/23 (b)	775	628
4.25%, 11/15/23	500	385
		22,789
FINANCIALS - 3.1%
American Honda Finance Corp., 0.95%, 05/05/17	425	423
AmeriGas Finance LLC
6.75%, 05/20/20	25	24
7.00%, 05/20/22	250	242
Bank of New York Mellon Corp., 4.95%, (callable at 100 beginning 06/20/20) (c)	1,425	1,396
Caterpillar Financial Services Corp.
1.25%, 11/06/17	740	737
2.25%, 12/01/19 (b)	360	361
CBRE Services Inc., 5.00%, 03/15/23	225	226
CNH Capital LLC
6.25%, 11/01/16	1,100	1,121
3.25%, 02/01/17	550	545
3.63%, 04/15/18 (b)	1,350	1,329
Ford Motor Credit Co. LLC
1.59%, 05/09/16 (g)	550	551
4.25%, 02/03/17	200	204
1.46%, 03/27/17 (b)	2,245	2,224
6.63%, 08/15/17	200	213
0.98%, 09/08/17 (g)	1,100	1,085
1.02%, 12/06/17 (b) (g)	1,625	1,604
1.72%, 12/06/17	250	246
2.15%, 01/09/18	450	448
5.00%, 05/15/18	550	576
2.38%, 03/12/19 (b)	900	887
2.60%, 11/04/19	1,575	1,547
International Lease Finance Corp., 2.46%, 06/15/16 (g)	250	249
Iron Mountain Inc., 6.00%, 10/01/20 (f)	325	343
JPMorgan Chase & Co., 5.30%, (callable at 100 beginning 05/01/20) (c)	2,005	1,997
Marsh & McLennan Cos. Inc., 2.35%, 03/06/20	140	139
National Rural Utilities Cooperative Finance Corp., 0.95%, 04/24/17	60	60
Shell International Finance BV, 0.81%, 05/11/20 (g)	465	458
State Street Corp., 5.25%, (callable at 100 beginning 09/15/20) (c)	1,275	1,277
		20,512
HEALTH CARE - 2.3%
Becton Dickinson and Co.
1.80%, 12/15/17	840	839
2.68%, 12/15/19	980	986
Centene Corp., 5.75%, 06/01/17	200	206
Community Health Systems Inc.
5.13%, 08/15/18	200	201
7.13%, 07/15/20 (b)	525	523
5.13%, 08/01/21	150	149
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	3,575	3,682
5.13%, 07/15/24	600	600
Eli Lilly & Co., 1.25%, 03/01/18 (b)	745	743
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19 (f)	650	700
5.88%, 01/31/22 (f)	850	909
HCA Inc.
8.00%, 10/01/18	825	923
6.50%, 02/15/20	1,325	1,444
Johnson & Johnson, 1.13%, 11/21/17 (b)	695	695
Medtronic Inc.
1.50%, 03/15/18 (b)	855	855

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
2.50%, 03/15/20	985	992
UnitedHealth Group Inc., 1.40%, 12/15/17 (b)	65	65
WellCare Health Plans Inc., 5.75%, 11/15/20	175	180
		14,692
INDUSTRIALS - 0.1%
Amphenol Corp., 1.55%, 09/15/17	298	297
Case New Holland Inc., 7.88%, 12/01/17	25	26
Moog Inc., 5.25%, 12/01/22 (f)	25	25
Xylem Inc., 3.55%, 09/20/16	60	61
		409
INFORMATION TECHNOLOGY - 1.5%
Fiserv Inc., 2.70%, 06/01/20 (b)	725	719
Harris Corp., 2.00%, 04/27/18	70	69
IMS Health Inc., 6.00%, 11/01/20 (b) (f)	100	103
NXP BV
3.50%, 09/15/16 (f)	300	300
3.75%, 06/01/18 (f)	3,025	3,040
5.75%, 02/15/21 (b) (f)	2,000	2,080
SS&C Technologies Holdings Inc., 5.88%, 07/15/23 (f)	875	904
Visa Inc., 1.20%, 12/14/17 (b)	2,290	2,288
		9,503
MATERIALS - 0.0%
Cytec Industries Inc., 3.95%, 05/01/25	155	149
TELECOMMUNICATION SERVICES - 3.4%
Crown Castle International Corp.
4.88%, 04/15/22	950	986
5.25%, 01/15/23	2,350	2,470
Lynx I Corp.
5.38%, 04/15/21 (f)	1,260	1,301
6.00%, 04/15/21 (f), GBP	113	171
MetroPCS Wireless Inc., 6.63%, 11/15/20 (b)	600	624
SBA Communications Corp.
5.63%, 10/01/19	1,100	1,147
4.88%, 07/15/22 (b)	420	414
SBA Telecommunications Inc., 5.75%, 07/15/20	2,325	2,418
T-Mobile USA Inc., 6.54%, 04/28/20	2,400	2,502
Telesat Canada Inc., 6.00%, 05/15/17 (f)	1,010	1,018
UPCB Finance V Ltd., 7.25%, 11/15/21 (f)	3,083	3,275
UPCB Finance VI Ltd., 6.88%, 01/15/22 (b) (f)	4,365	4,616
Virgin Media Secured Finance Plc, 5.25%, 01/15/26 (f)	1,000	972
		21,914
UTILITIES - 0.2%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20	605	599
CMS Energy Corp.
6.55%, 07/17/17	10	11
8.75%, 06/15/19	50	60
Southern California Gas Co., 3.20%, 06/15/25	525	525
		1,195
Total Corporate Bonds and Notes (cost $112,505)		109,244
GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%
GOVERNMENT SECURITIES - 0.1%
Sovereign - 0.1%
Kreditanstalt fur Wiederaufbau, 0.50%, 04/19/16	690	690
Total Government and Agency Obligations (cost $690)		690
VARIABLE RATE SENIOR LOAN INTERESTS - 3.8% (g)
CONSUMER DISCRETIONARY - 0.7%
Charter Communications Operating LLC Term Loan E, 3.00%, 07/01/20	747	732
Charter Communications Operating LLC Term Loan F, 3.00%, 01/31/21	149	146
Hanesbrands Inc. Term Loan B, 3.25%, 04/15/22	25	25
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	464	463
Peninsula Gaming LLC Term Loan B, 4.25%, 05/16/17	296	294
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	25	24
UPC Financing Partnership Term Loan AH, 3.25%, 06/30/21	3,075	3,015
		4,699
CONSUMER STAPLES - 0.6%
Charger OpCo BV Term Loan B-1, 4.25%, 05/09/21	2,160	2,147
Pinnacle Foods Finance LLC Term Loan G, 3.00%, 04/15/20	1,100	1,080
Pinnacle Foods Finance LLC Term Loan H, 3.00%, 04/29/20	448	440
		3,667
HEALTH CARE - 1.0%
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	2,092	2,081
HCA Inc. Term Loan B-5, 2.98%, 03/31/17	4,201	4,193
		6,274
INFORMATION TECHNOLOGY - 0.5%
First Data Corp. Replacement Term Loan, 3.92%, 03/23/18	900	887
First Data Corp. Replacement Term Loan B, 3.92%, 09/24/18	150	148
Kronos Inc. 2nd Lien Term Loan, 9.75%, 04/30/20	950	942
Kronos Inc. Extended Term Loan, 4.50%, 10/31/19	845	830
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	850	845
		3,652
TELECOMMUNICATION SERVICES - 1.0%
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	5,825	5,496
Telesat Canada Inc. Term Loan, 3.50%, 03/28/19	994	976
		6,472
UTILITIES - 0.0%
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16	28	28
Total Variable Rate Senior Loan Interests (cost $25,159)		24,792
SHORT TERM INVESTMENTS - 21.9%
Investment Companies - 19.0%
JNL Money Market Fund, 0.19% (e) (h)	5,115	5,115
T. Rowe Price Reserves Investment Fund, 0.22% (e) (h)	118,716	118,716
		123,831

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Securities Lending Collateral - 2.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	18,908	18,908
Total Short Term Investments (cost $142,739)		142,739
Total Investments - 103.2% (cost $669,188)		671,954
Other Assets and Liabilities, Net - (3.2%)		(20,995)
Total Net Assets - 100.0%		$650,959

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	Perpetual security.
(d)	Convertible security.
(e)	Investment in affiliate.
(f)

The Sub-Adviser has deemed this security, which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2015, the aggregate value of these liquid securities was $30,408 which represented 4.7% of net assets.

(g)	Variable rate securities. Rate stated was in effect as of December 31, 2015.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments

December 31, 2015

Currency Abbreviations:

AUD - Australian Dollar	ISO - Icelandic Krona- Offshore	RSD - Serbian Dinar
BRL - Brazilian Real	JPY - Japanese Yen	RUB - Russian Ruble
CAD - Canadian Dollar	KRW - Korean Won	SAR - Saudi Riyal
CHF - Swiss Franc	LBP - Lebanese Pound	SEK - Swedish Krona
CLP - Chilean Peso	LKR - Sri Lankan Rupee	SGD - Singapore Dollar
CNH - Chinese Offshore Yuan	MXN - Mexican Peso	THB - Thai Baht
CNY - Chinese Yuan	MYR - Malaysian Ringgit	TRY - New Turkish Lira
DOP - Dominican Peso	NOK - Norwegian Krone	TWD - Taiwan Dollar
EUR - European Currency Unit (Euro)	NZD - New Zealand Dollar	USD - United States Dollar
GBP - British Pound	OMR - Omani Rial	UYU - Uruguayan Peso
HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
HUF - Hungarian Forint	PHP - Philippine Peso	ZMW - Zambian Kwacha
INR - Indian Rupee	PLN - Polish Zloty
ISK - Icelandic Krona- Onshore	RON - Romanian New Leu

Abbreviations:

ABS - Asset-Backed Security	iTraxx - Group of international credit derivative indexes monitored by the International Index Company
ADR - American Depositary Receipt
ASX - Australian Stock Exchange	JSE - Johannesburg Stock Exchange
CAC - Cotation Assistee en Continu	KCBT - Kansas City Board of Trade
CDI - Chess Depository Interest	LIBOR - London Interbank Offer Rate
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LME - London Metal Exchange
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MBS - Mortgage Backed Security
CLO - Collateralized Loan Obligation	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CNX - CRISIL NSE Index	MLP - Master Limited Partnership
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MSCI - Morgan Stanley Capital International
EAFE - Europe, Australia and Far East	NASDAQ - National Association of Securities Dealers Automated Quotations
ETF - Exchange Traded Fund	OJSC - Open Joint-Stock Company
Euribor - Europe Interbank Offered Rate	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years	REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
SPDR - Standard & Poor’s Depositary Receipt
Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years	SPI - Schedule Performance Index
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
FTSE - Financial Times and the London Stock Exchange	ULSD - Ultra Low Sulfur Diesel
GDR - Global Depositary Receipt	WTI - West Texas Intermediate
ICE - IntercontinentalExchange

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.
BBP - Barclays Bank Plc	HSBC - HSBC Securities, Inc.
BCL - Barclays Capital Inc.	JPM - JPMorgan Chase Bank N.A.
BNP - BNP Paribas Securities	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BOA - Banc of America Securities LLC/Bank of America NA	MSC - Morgan Stanley & Co., Incorporated
CCI - Citicorp Securities Inc.	MSS - Morgan Stanley Capital Services Inc.
CGM - Citigroup Global Markets	RBC - Royal Bank of Canada
CIT - Citibank, Inc.	RBS - Royal Bank of Scotland
CSI - Credit Suisse Securities, LLC	SCB - Standard Chartered Bank
DUB - Deutsche Bank Alex Brown Inc.	SGB - Societe Generale Bannon LLC
GSB - Goldman Sachs Bank	SIG — Sigma Securities S.A.
GSC - Goldman Sachs & Co.	SSB - State Street Brokerage Services, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC

†   For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.

“-” Amount rounds to less than one thousand.

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Micro Cap Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/PIMCO Credit Income Fund, JNL/PPM America Long Short Credit Fund, and JNL/T. Rowe Price Capital Appreciation Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the four-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated where applicable), financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, and the results of their operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)             The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)             There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 7, 2016

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.